UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2014

Date of reporting period: February 28, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 28, 2014

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 10, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2014.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategies may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategies may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the

Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies to change in response to market conditions, but ordinarily only by ±5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 20% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-

U.S. companies’ weightings to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 15% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the

Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 10% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 10-12 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 28, 2014. Each Strategy’s blended benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% Barclays 5-Year General Obligation (“GO”) Municipal Bond Index/50% S&P 500

Index and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the six-month period ended February 28, 2014, all share classes of the Tax-Managed Wealth Appreciation Strategy underperformed the primary benchmark, the S&P 500 Index, while all share classes of the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies outperformed the primary benchmark, the Barclays 5-Year GO Municipal Index. All share classes of the Tax-Managed Wealth Appreciation Strategy outperformed the blended benchmark, while all share classes of the Tax-Managed Balanced Wealth and the Tax-Managed Conservative Wealth Strategies underperformed the blended benchmark. At the component level, U.S. Value, U.S. Growth, Non-U.S. Value and Volatility Management outperformed in all of the Strategies. Non-U.S. Growth underperformed its style benchmark. Intermediate-Term Municipal Bonds and Inflation-Protected Bonds underperformed in the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Short-Term Municipal Bonds outperformed in the Tax-Managed Conservative Wealth Strategy.

For the 12-month period ended February 28, 2014, all share classes of the Tax-Managed Wealth Appreciation Strategy underperformed the primary benchmark, while all share classes of the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies outperformed the primary benchmark. All share classes of the Tax-Managed Wealth Appreciation Strategy outperformed the blended benchmark, while

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

all share classes of the Tax-Managed Balanced Wealth and the Tax-Managed Conservative Wealth Strategies underperformed their blended benchmark. At the component level, all equity sleeves—U.S. Value, U.S. Growth, Non-U.S. Value—beat their style benchmarks except for Non-U.S. Growth. Volatility Management also outperformed its benchmark in all three Strategies. Inflation-Protected Bonds fell in absolute terms and underperformed in Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies. Intermediate-Term Municipal Bonds underperformed in Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth. Short-Term Municipal Bonds outperformed in Tax-Managed Conservative Wealth Strategies.

The Tax-Managed Wealth Appreciation Strategy utilized derivatives including futures for hedging purposes, which had no material impact on performance for both periods; forwards for hedging and investment purposes, which had no material impact on performance for the six-month period and added to performance for the 12-month period; and purchased and written options for hedging purposes, which had no material impact on performance for the 12-month period. The Tax-Managed Balanced Wealth Strategy utilized futures for hedging purposes, which had no material impact on performance for both periods; forwards for hedging and investment purposes, which had no material impact on performance for both periods; and purchased options for hedging purposes, which had no material impact on performance for the 12-month period, and were not used during the six-month period. The Tax-Managed Conservative Wealth Strategy utilized inflation swaps for hedging purposes, which detracted from performance for the 12-month period, futures for hedging purposes which had no material impact on performance for the 12-month period, and forwards for hedging and investment purposes, which had no material impact on performance for both periods.

Market Review and Investment Strategy

The global equity markets responded positively to economic improvement in key developed countries and the accommodative monetary policies of major central banks during the six-month period ended February 28, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging-market equities continued to underperform developed- market equities as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) began to rein in its bond purchase program.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

The direction of the Fed’s policy also played a significant role in market activity in the six-month period. Fixed income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

The components are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize credit sectors with positive fundamentals over U.S. Treasuries.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 28, 2014, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM Insured Bonds*^
Tax- Managed Conservative Strategy	12.78%	0.00%
Tax-Managed Balanced Wealth Strategy	13.65%	2.09%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

^	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged Barclays 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may

(Disclosures, Risks and Note about Historical Performance continued on next page)

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Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	14.66%	21.96%

Class B*	14.25%	21.10%

Class C	14.35%	21.11%

Advisor Class†	14.94%	22.42%

Primary Benchmark: S&P 500 Index	15.07%	25.37%

Secondary Benchmark: MSCI ACWI ex-U.S.	12.32%	12.25%

Blended Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	14.00%	20.06%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy
Class A	8.08%	8.94%

Class B*	7.75%	8.25%

Class C	7.78%	8.21%

Advisor Class†	8.33%	9.33%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	3.70%	1.73%

Secondary Benchmark: S&P 500 Index	15.07%	25.37%

Blended Benchmark: 50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index	9.33%	13.10%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy
Class A	5.35%	5.32%

Class B*	5.08%	4.55%

Class C	5.08%	4.56%

Advisor Class†	5.51%	5.57%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	3.70%	1.73%

Secondary Benchmark: S&P 500 Index	15.07%	25.37%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	7.07%	8.45%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

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Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.96%	16.76%
5 Years	18.16%	17.14%
10 Years	4.82%	4.36%

Class B Shares
1 Year	21.10%	17.10%
5 Years	17.28%	17.28%
10 Years(a)	4.21%	4.21%

Class C Shares
1 Year	21.11%	20.11%
5 Years	17.34%	17.34%
10 Years	4.09%	4.09%

Advisor Class Shares†
1 Year	22.42%	22.42%
5 Years	18.53%	18.53%
10 Years	5.13%	5.13%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.07%, 1.80%, 1.78% and 0.77% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.23%
5 Years	15.27%
10 Years	4.44%

Class B Shares
1 Year	14.49%
5 Years	15.42%
10 Years(a)	4.28%

Class C Shares
1 Year	17.51%
5 Years	15.47%
10 Years	4.15%

Advisor Class Shares†
1 Year	19.64%
5 Years	16.62%
10 Years	5.20%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.44%
5 Years	14.97%
10 Years	4.20%

Class B Shares
1 Year	14.01%
5 Years	15.28%
Since 10 Years(a)	4.11%

Class C Shares
1 Year	16.98%
5 Years	15.31%
10 Years	4.02%

Advisor Class Shares†
1 Year	18.71%
5 Years	16.25%
10 Years	4.91%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)

Class A Shares
1 Year	8.27%
5 Years	12.31%
10 Years	3.56%

Class B Shares
1 Year	8.33%
5 Years	12.44%
10 Years(a)	3.41%

Class C Shares
1 Year	10.06%
5 Years	12.47%
10 Years	3.32%

Advisor Class Shares†
1 Year	11.37%
5 Years	13.45%
10 Years	4.19%
(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.94%	4.31%
5 Years	10.22%	9.27%
10 Years	4.15%	3.70%

Class B Shares
1 Year	8.25%	4.25%
5 Years	9.46%	9.46%
10 Years(a)	3.55%	3.55%

Class C Shares
1 Year	8.21%	7.21%
5 Years	9.46%	9.46%
10 Years	3.42%	3.42%

Advisor Class Shares†
1 Year	9.33%	9.33%
5 Years	10.56%	10.56%
10 Years	4.46%	4.46%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.24%, 1.96%, 1.95% and 0.94% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.33%
5 Years	8.44%
10 Years	3.76%

Class B Shares
1 Year	3.10%
5 Years	8.58%
10 Years(a)	3.63%

Class C Shares
1 Year	6.07%
5 Years	8.61%
10 Years	3.48%

Advisor Class Shares†
1 Year	8.20%
5 Years	9.71%
10 Years	4.53%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.62%
5 Years	8.20%
10 Years	3.60%

Class B Shares
1 Year	2.54%
5 Years	8.42%
10 Years(a)	3.50%

Class C Shares
1 Year	5.50%
5 Years	8.44%
10 Years	3.38%

Advisor Class Shares†
1 Year	7.40%
5 Years	9.44%
10 Years	4.34%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)

Class A Shares
1 Year	2.16%
5 Years	6.85%
10 Years	3.18%

Class B Shares
1 Year	1.86%
5 Years	6.87%
10 Years(a)	2.99%

Class C Shares
1 Year	3.55%
5 Years	6.89%
10 Years	2.86%

Advisor Class Shares†
1 Year	5.00%
5 Years	7.93%
10 Years	3.84%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.32%	0.85%
5 Years	6.85%	5.93%
10 Years	3.17%	2.72%

Class B Shares
1 Year	4.55%	0.55%
5 Years	6.12%	6.12%
10 Years(a)	2.58%	2.58%

Class C Shares
1 Year	4.56%	3.56%
5 Years	6.12%	6.12%
10 Years	2.44%	2.44%

Advisor Class Shares†
1 Year	5.57%	5.57%
5 Years	7.17%	7.17%
10 Years	3.47%	3.47%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios 1.56%, 2.26%, 2.26%, and 1.26% for Class A, Class B and Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategies’ annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements may not be terminated before December 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.00%
5 Years	5.35%
10 Years	2.74%

Class B Shares
1 Year	-0.33%
5 Years	5.51%
10 Years(a)	2.60%

Class C Shares
1 Year	2.62%
5 Years	5.51%
10 Years	2.45%

Advisor Class Shares†
1 Year	4.71%
5 Years	6.56%
10 Years	3.48%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.13%
5 Years	5.05%
10 Years	2.49%

Class B Shares
1 Year	-1.28%
5 Years	5.29%
10 Years(a)	2.38%

Class C Shares
1 Year	1.66%
5 Years	5.28%
10 Years	2.25%

Advisor Class Shares†
1 Year	3.46%
5 Years	6.24%
10 Years	3.21%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014

Class A Shares
1 Year	0.62%
5 Years	4.35%
10 Years	2.41%

Class B Shares
1 Year	0.30%
5 Years	4.37%
10 Years(a)	2.20%

Class C Shares
1 Year	1.98%
5 Years	4.37%
10 Years	2.07%

Advisor Class Shares†
1 Year	3.37%
5 Years	5.36%
10 Years	3.05%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,146.60	$5.59	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class B
Actual	$1,000	$1,142.50	$9.40	1.77%
Hypothetical**	$1,000	$1,016.02	$8.85	1.77%
Class C
Actual	$1,000	$1,143.50	$9.35	1.76%
Hypothetical**	$1,000	$1,016.07	$8.80	1.76%
Advisor Class
Actual	$1,000	$1,149.40	$4.00	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.80	$6.29	1.22%
Hypothetical**	$1,000	$1,018.74	$6.11	1.22%
Class B
Actual	$1,000	$1,077.50	$9.94	1.93%
Hypothetical**	$1,000	$1,015.22	$9.64	1.93%
Class C
Actual	$1,000	$1,077.80	$9.94	1.93%
Hypothetical**	$1,000	$1,015.22	$9.64	1.93%
Advisor Class
Actual	$1,000	$1,083.30	$4.75	0.92%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.50	$6.11	1.20%
Hypothetical**	$1,000	$1,018.84	$6.01	1.20%
Class B
Actual	$1,000	$1,050.80	$9.66	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Class C
Actual	$1,000	$1,050.80	$9.66	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Advisor Class
Actual	$1,000	$1,055.10	$4.59	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Expense Example

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $712.8

*	All data are as of February 28, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $165.6

*	All data are as of February 28, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

*	All data are as of February 28, 2014. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $62.8

*	All data are as of February 28, 2014. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

*	All data are as of February 28, 2014. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.0%
Financials – 16.7%
Capital Markets – 2.2%
Affiliated Managers Group, Inc.(a)	9,457	$1,778,389
BlackRock, Inc. – Class A	4,840	1,475,426
Daiwa Securities Group, Inc.	108,000	977,365
Deutsche Bank AG (REG)	28,263	1,366,924
E*Trade Financial Corp.(a)	31,300	703,311
Goldman Sachs Group, Inc. (The)	5,200	865,540
Macquarie Group Ltd.	27,737	1,398,765
Morgan Stanley	65,300	2,011,240
State Street Corp.	28,300	1,858,461
UBS AG (REG)(a)	162,219	3,470,344

		15,905,765

Commercial Banks – 3.4%
Banco do Brasil SA	42,200	373,221
Bank Hapoalim BM	115,180	629,519
Bank of Montreal	8,720	574,403
Bank of Nova Scotia	11,300	646,181
Barclays PLC	189,800	799,545
China Construction Bank Corp. – Class H	1,210,000	835,232
CIT Group, Inc.	37,800	1,840,104
Fifth Third Bancorp	16,200	351,459
Grupo Financiero Banorte SAB de CV – Class O	70,780	458,229
HDFC Bank Ltd.	78,100	844,093
HSBC Holdings PLC	114,734	1,210,904
Industrial & Commercial Bank of China Ltd. – Class H	1,196,000	720,550
KBC Groep NV	13,970	883,490
Lloyds Banking Group PLC(a)	1,104,740	1,525,648
Mitsubishi UFJ Financial Group, Inc.	185,100	1,072,590
National Australia Bank Ltd.	25,870	804,529
National Bank of Canada	10,020	402,139
PNC Financial Services Group, Inc. (The)	4,400	359,832
Sberbank of Russia (Sponsored ADR)	116,297	1,182,740
Societe Generale SA	26,359	1,749,084
State Bank of India	13,020	322,724
Sumitomo Mitsui Financial Group, Inc.	18,000	808,165
Toronto-Dominion Bank (The)	22,550	1,021,501
UniCredit SpA	214,510	1,702,313
Wells Fargo & Co.	61,700	2,864,114

		23,982,309

Consumer Finance – 1.0%
Capital One Financial Corp.	45,700	3,355,751
Discover Financial Services	35,100	2,014,038
Muthoot Finance Ltd.	258,375	689,172
Shriram Transport Finance Co., Ltd.	109,258	1,039,646

		7,098,607

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 3.3%
Bank of America Corp.	284,000	$4,694,520
Berkshire Hathaway, Inc. – Class B(a)	10,700	1,238,846
Citigroup, Inc.	73,300	3,564,579
IG Group Holdings PLC	79,188	839,030
ING Groep NV(a)	56,283	817,345
ING US, Inc.	38,200	1,370,234
IntercontinentalExchange Group, Inc.	26,162	5,463,672
JPMorgan Chase & Co.	66,700	3,789,894
McGraw Hill Financial, Inc.	2,700	215,082
ORIX Corp.	120,300	1,784,120

		23,777,322

Insurance – 5.0%
Admiral Group PLC	142,363	3,417,805
AIA Group Ltd.	670,400	3,284,652
Allstate Corp. (The)	24,200	1,313,092
American Financial Group, Inc./OH	23,500	1,343,260
American International Group, Inc.	60,600	3,016,062
AON PLC	22,800	1,951,680
Assurant, Inc.	20,200	1,325,726
Aviva PLC	83,010	659,974
BB Seguridade Participacoes SA	153,400	1,524,350
Chubb Corp. (The)	17,800	1,557,144
Everest Re Group Ltd.	7,400	1,104,376
Genworth Financial, Inc. – Class A(a)	105,000	1,631,700
Lancashire Holdings Ltd.	160,136	1,966,924
Lincoln National Corp.	56,300	2,822,319
Muenchener Rueckversicherungs AG	6,570	1,436,473
PartnerRe Ltd.	18,300	1,809,504
Prudential PLC	148,830	3,369,919
Reinsurance Group of America, Inc. – Class A	12,300	946,977
Travelers Cos., Inc. (The)	8,900	746,176
Unum Group	4,900	170,422
XL Group PLC	10,100	307,040

		35,705,575

Real Estate Investment Trusts (REITs) – 0.1%
GLP J-Reit	615	649,233
Stockland	389	1,343

		650,576

Real Estate Management & Development – 1.4%
Aeon Mall Co., Ltd.	23,500	652,528
China Overseas Land & Investment Ltd.	128,000	344,971
Country Garden Holdings Co., Ltd.	1,725,000	892,927
Daito Trust Construction Co., Ltd.	20,800	1,938,556
Global Logistic Properties Ltd.	1,187,000	2,654,362

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	580,000	$1,617,765
Lend Lease Group	78,790	795,975
Mitsubishi Estate Co., Ltd.	34,000	806,413

		9,703,497

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp.	165,040	2,177,712

		119,001,363

Consumer Discretionary – 14.0%
Auto Components – 1.2%
Cie Generale des Etablissements Michelin – Class B	12,158	1,477,931
GKN PLC	141,930	962,557
Lear Corp.	7,400	600,880
Magna International, Inc. (New York) – Class A	11,800	1,051,616
Magna International, Inc. (Toronto) – Class A	5,660	503,844
TRW Automotive Holdings Corp.(a)	19,600	1,613,472
Valeo SA	17,050	2,384,999

		8,595,299

Automobiles – 1.9%
Ford Motor Co.	111,300	1,712,907
Honda Motor Co., Ltd.	28,800	1,036,600
Hyundai Motor Co.	2,630	604,246
Hyundai Motor Co. (Preference Shares)	11,940	1,544,455
Mazda Motor Corp.(a)	86,000	415,381
Nissan Motor Co., Ltd.	183,200	1,635,176
Tata Motors Ltd.	123,960	839,564
Toyota Motor Corp.	70,800	4,074,758
Volkswagen AG (Preference Shares)	5,170	1,343,895

		13,206,982

Distributors – 0.3%
LKQ Corp.(a)	69,270	1,931,940

Diversified Consumer Services – 0.6%
Anhanguera Educacional Participacoes SA	89,900	503,417
Estacio Participacoes SA	219,200	2,066,028
Kroton Educacional SA	98,100	1,828,327

		4,397,772

Hotels, Restaurants & Leisure – 1.3%
Ajisen China Holdings Ltd.	628,000	691,965
Melco Crown Entertainment Ltd. (ADR)(a)	27,300	1,171,716
Merlin Entertainments PLC(a)(b)	105,897	643,708
Sodexo	24,150	2,572,375
Starbucks Corp.	50,620	3,591,995
William Hill PLC	105,121	698,832

		9,370,591

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.2%
PulteGroup, Inc.	78,300	$1,643,517

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	7,140	2,585,394
priceline.com, Inc.(a)	3,470	4,680,475

		7,265,869

Leisure Equipment & Products – 0.3%
Polaris Industries, Inc.	15,400	2,064,062

Media – 2.6%
Comcast Corp. – Class A	89,070	4,604,028
Gannett Co., Inc.	64,100	1,906,975
Liberty Global PLC – Class A(a)	8,107	701,661
Liberty Global PLC – Series C(a)	23,603	1,998,230
Liberty Media Corp. – Class A(a)	19,710	2,703,424
Regal Entertainment Group – Class A	22,000	404,800
Twenty-First Century Fox, Inc. – Class A	47,100	1,579,734
Viacom, Inc. – Class B	14,500	1,272,085
Walt Disney Co. (The)	39,613	3,201,126

		18,372,063

Multiline Retail – 0.3%
Macy’s, Inc.	32,000	1,851,520
Myer Holdings Ltd.	127,310	298,716

		2,150,236

Specialty Retail – 2.7%
Belle International Holdings Ltd.	956,000	1,178,956
GameStop Corp. – Class A	50,000	1,865,500
Gap, Inc. (The)	20,000	875,000
Home Depot, Inc. (The)	46,900	3,847,207
Kingfisher PLC	91,070	600,276
L’Occitane International SA	147,500	324,823
Lowe’s Cos., Inc.	4,100	205,123
Mr. Price Group Ltd.	34,000	471,274
O’Reilly Automotive, Inc.(a)	9,980	1,505,483
Office Depot, Inc.(a)	252,800	1,246,304
Shimamura Co., Ltd.	6,400	579,711
Sports Direct International PLC(a)	146,388	1,974,929
Staples, Inc.	12,300	167,157
TJX Cos., Inc. (The)	46,100	2,833,306
Yamada Denki Co., Ltd.	358,800	1,191,427
Zhongsheng Group Holdings Ltd.	142,000	205,602

		19,072,078

Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	28,570	2,838,294
Hugo Boss AG	8,184	1,088,713
Li & Fung Ltd.	1,726,000	2,259,367
LVMH Moet Hennessy Louis Vuitton SA	1,140	210,799

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Michael Kors Holdings Ltd.(a)	13,360	$1,309,681
NIKE, Inc. – Class B	25,599	2,004,402
Prada SpA	33,300	250,536
Samsonite International SA	192,300	528,019
VF Corp.	16,510	967,321

		11,457,132

		99,527,541

Information Technology – 10.5%
Communications Equipment – 1.0%
Cisco Systems, Inc.	66,800	1,456,240
F5 Networks, Inc.(a)	24,320	2,732,109
Harris Corp.	22,300	1,646,186
QUALCOMM, Inc.	13,015	979,899

		6,814,434

Computers & Peripherals – 1.8%
Apple, Inc.	13,050	6,867,432
Casetek Holdings Ltd.	103,000	596,321
Catcher Technology Co., Ltd.	175,000	1,275,230
Hewlett-Packard Co.	127,600	3,812,688
Inventec Corp.	450,000	476,465

		13,028,136

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	29,808	2,623,700
Arrow Electronics, Inc.(a)	18,300	1,036,329
LG Display Co., Ltd.(a)	49,410	1,127,290

		4,787,319

Internet Software & Services – 1.8%
Baidu, Inc. (Sponsored ADR)(a)	3,128	534,669
Facebook, Inc. – Class A(a)	30,690	2,101,038
Google, Inc. – Class A(a)	7,525	9,147,766
Telecity Group PLC	125,408	1,384,433

		13,167,906

IT Services – 2.3%
Booz Allen Hamilton Holding Corp.	21,800	458,454
Cognizant Technology Solutions Corp. – Class A(a)	53,950	5,614,037
Fujitsu Ltd.(a)	132,000	825,373
HCL Technologies Ltd.	15,400	392,195
Tata Consultancy Services Ltd.	15,660	574,556
Visa, Inc. – Class A	29,230	6,604,226
Xerox Corp.	180,400	1,982,596

		16,451,437

Semiconductors & Semiconductor Equipment – 1.9%
Applied Materials, Inc.	80,500	1,526,280
Lam Research Corp.(a)	13,600	703,528

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Linear Technology Corp.	57,750	$2,705,010
Micron Technology, Inc.(a)	43,000	1,040,170
NVIDIA Corp.	10,700	196,666
Samsung Electronics Co., Ltd.	1,320	1,672,179
Samsung Electronics Co., Ltd. (Preference Shares)	2,148	2,140,783
SK Hynix, Inc.(a)	33,300	1,210,769
Sumco Corp.	69,800	537,475
Taiwan Semiconductor Manufacturing Co., Ltd.	315,000	1,136,301
Tokyo Electron Ltd.	10,000	573,119

		13,442,280

Software – 1.0%
ANSYS, Inc.(a)	33,232	2,775,536
CA, Inc.	8,500	284,750
Dassault Systemes	1,880	216,109
Electronic Arts, Inc.(a)	69,900	1,998,441
Informatica Corp.(a)	28,030	1,164,927
Red Hat, Inc.(a)	11,110	655,379

		7,095,142

		74,786,654

Health Care – 9.2%
Biotechnology – 2.1%
Actelion Ltd. (REG)(a)	10,324	1,093,921
Biogen Idec, Inc.(a)	14,512	4,943,948
Celgene Corp.(a)	6,960	1,118,820
Gilead Sciences, Inc.(a)	40,360	3,341,405
Quintiles Transnational Holdings, Inc.(a)	56,887	3,080,431
Theravance, Inc.(a)	11,200	414,400
Vertex Pharmaceuticals, Inc.(a)	9,100	735,826

		14,728,751

Health Care Equipment & Supplies – 0.6%
Intuitive Surgical, Inc.(a)	2,600	1,156,558
Medtronic, Inc.	48,300	2,862,258

		4,018,816

Health Care Providers & Services – 1.1%
Aetna, Inc.	26,300	1,912,273
Health Net, Inc./CA(a)	23,700	806,985
McKesson Corp.	10,080	1,784,664
UnitedHealth Group, Inc.	36,389	2,811,778
WellPoint, Inc.	9,100	824,369

		8,140,069

Life Sciences Tools & Services – 0.6%
Eurofins Scientific SE	5,389	1,572,685
Illumina, Inc.(a)	8,230	1,411,363
Mettler-Toledo International, Inc.(a)	5,697	1,400,095

		4,384,143

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.8%
Allergan, Inc./United States	46,133	$5,858,891
Astellas Pharma, Inc.	14,700	955,511
Daiichi Sankyo Co., Ltd.	41,800	722,398
GlaxoSmithKline PLC	99,460	2,785,838
GlaxoSmithKline PLC (Sponsored ADR)	31,200	1,745,328
Johnson & Johnson	48,800	4,495,456
Lupin Ltd.	1,441	23,205
Merck & Co., Inc.	56,900	3,242,731
Novartis AG	22,390	1,863,522
Pfizer, Inc.	205,000	6,582,550
Richter Gedeon Nyrt	30,590	543,537
Roche Holding AG	7,790	2,398,541
Roche Holding AG (Sponsored ADR)	48,000	1,842,240
Sun Pharmaceutical Industries Ltd.	88,440	923,039

		33,982,787

		65,254,566

Industrials – 8.4%
Aerospace & Defense – 1.6%
Airbus Group NV	32,650	2,399,033
Boeing Co. (The)	32,466	4,185,517
MTU Aero Engines AG	5,950	499,801
Northrop Grumman Corp.	5,900	714,077
Precision Castparts Corp.	7,550	1,946,994
Safran SA	11,080	778,855
Thales SA	6,680	443,536
Zodiac Aerospace	12,400	436,855

		11,404,668

Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	15,280	603,713

Airlines – 0.7%
Copa Holdings SA – Class A	19,840	2,687,526
Delta Air Lines, Inc.	24,500	813,645
Japan Airlines Co., Ltd.	6,400	318,682
Qantas Airways Ltd.(a)	541,916	566,385
Turk Hava Yollari	176,299	523,090

		4,909,328

Building Products – 0.1%
Asahi Glass Co., Ltd.	66,000	363,431

Commercial Services & Supplies – 0.5%
Babcock International Group PLC	80,430	1,980,118
Edenred	43,111	1,383,097

		3,363,215

Electrical Equipment – 0.5%
AMETEK, Inc.	46,256	2,462,669
Sumitomo Electric Industries Ltd.	74,000	1,135,897

		3,598,566

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
Alliance Global Group, Inc.	493,300	$332,815
Bidvest Group Ltd.	26,920	632,477
Danaher Corp.	58,918	4,506,638
General Electric Co.	191,500	4,877,505
Hutchison Whampoa Ltd.	62,000	837,510
Siemens AG	3,350	446,647
Toshiba Corp.	192,000	833,318

		12,466,910

Machinery – 0.8%
Illinois Tool Works, Inc.	26,200	2,161,500
Komatsu Ltd.	58,700	1,241,193
Parker Hannifin Corp.	19,960	2,406,178

		5,808,871

Marine – 0.3%
AP Moeller – Maersk A/S – Class B	104	1,270,141
Nippon Yusen KK	223,000	714,351

		1,984,492

Professional Services – 1.7%
Bureau Veritas SA	100,959	2,778,750
Capita PLC	135,659	2,589,124
Intertek Group PLC	90,712	4,461,926
SGS SA	603	1,492,138
Verisk Analytics, Inc. – Class A(a)	17,736	1,130,049

		12,451,987

Road & Rail – 0.3%
Canadian National Railway Co.	8,300	468,932
Central Japan Railway Co.	8,400	980,381

Globaltrans Investment PLC (Sponsored GDR)(b)	63,281	822,020

		2,271,333

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	37,500	719,753

Transportation Infrastructure – 0.0%
Sydney Airport	26,465	96,053

		60,042,320

Consumer Staples – 7.8%
Beverages – 1.0%
Anheuser-Busch InBev NV	8,140	851,396
Asahi Group Holdings Ltd.	14,600	410,501
Carlsberg A/S – Class B	7,180	756,430
Diageo PLC	77,790	2,442,763
Monster Beverage Corp.(a)	27,547	2,038,478
SABMiller PLC (London)	16,550	810,479

		7,310,047

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.6%
Costco Wholesale Corp.	24,790	$2,895,472
CVS Caremark Corp.	83,090	6,077,203
Jeronimo Martins SGPS SA	69,202	1,173,279
Koninklijke Ahold NV	89,570	1,669,649
Kroger Co. (The)	66,700	2,797,398
Lenta Ltd. (GDR)(a)(b)	98,502	985,020
Magnit OJSC (Sponsored GDR)(b)	1,844	103,264
Olam International Ltd.	1,840,105	2,579,867
Tsuruha Holdings, Inc.	2,500	232,965

		18,514,117

Food Products – 1.2%
Ajinomoto Co., Inc.	38,000	589,945
Danone	5,060	356,810
Green Mountain Coffee Roasters, Inc.	16,540	1,815,761
Hershey Co. (The)	27,210	2,879,362
Mead Johnson Nutrition Co. – Class A	32,780	2,673,209
Unilever PLC	6,990	285,891

		8,600,978

Household Products – 0.8%
Henkel AG & Co. KGaA	28,490	2,877,852
LG Household & Health Care Ltd.	2,180	934,556
Procter & Gamble Co. (The)	20,300	1,596,798

		5,409,206

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	22,050	1,517,922

Tobacco – 2.0%
British American Tobacco PLC	110,686	6,033,649
Imperial Tobacco Group PLC	31,201	1,272,677
Japan Tobacco, Inc.	146,000	4,650,060

Philip Morris International, Inc.	29,377	2,376,893

		14,333,279

		55,685,549

Energy – 5.8%
Energy Equipment & Services – 1.6%
Aker Solutions ASA	50,590	848,759
Halliburton Co.	34,200	1,949,400
Helmerich & Payne, Inc.	15,100	1,491,125
Nabors Industries Ltd.	21,200	488,024
Oceaneering International, Inc.	17,252	1,234,898
Saipem SpA	35,530	834,704
Schlumberger Ltd.	44,612	4,148,916
Seadrill Ltd.	17,100	629,986

		11,625,812

Oil, Gas & Consumable Fuels – 4.2%
BG Group PLC	60,490	1,100,539
Canadian Natural Resources Ltd.	15,700	574,518

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Chesapeake Energy Corp.	10,700	$277,237
Chevron Corp.	32,600	3,759,758
China Petroleum & Chemical Corp. – Class H	884,400	782,877
ENI SpA	48,670	1,168,401
Exxon Mobil Corp.	55,100	5,304,477
Gazprom OAO (Sponsored ADR)	64,890	493,813
Hess Corp.	38,400	3,073,152
JX Holdings, Inc.	150,900	783,699
LUKOIL OAO (London) (Sponsored ADR)	9,630	523,872
Marathon Petroleum Corp.	30,700	2,578,800
NovaTek OAO (Sponsored GDR)(b)	4,000	506,400
Occidental Petroleum Corp.	32,400	3,127,248
Petroleo Brasileiro SA (Sponsored ADR)	27,990	326,363
Phillips 66	11,300	845,918
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	37,390	1,364,489
Suncor Energy, Inc. (Toronto)	16,880	556,874
Valero Energy Corp.	59,400	2,850,012

		29,998,447

		41,624,259

Materials – 2.4%
Chemicals – 1.6%
Arkema SA	11,070	1,200,793
BASF SE	3,780	434,488
Denki Kagaku Kogyo KK	139,000	537,517
Essentra PLC	168,913	2,514,863
Huntsman Corp.	65,100	1,585,836
Koninklijke DSM NV	12,437	793,571
LyondellBasell Industries NV – Class A	20,400	1,796,832
Monsanto Co.	17,554	1,931,291
Nippon Shokubai Co., Ltd.	53,000	645,367

		11,440,558

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(b)	5,324	218,081

Metals & Mining – 0.6%
Barrick Gold Corp.	31,040	632,405
BHP Billiton PLC	35,490	1,143,730
Dowa Holdings Co., Ltd.	37,000	307,881
MMC Norilsk Nickel OJSC (ADR)	67,260	1,142,075
Rio Tinto PLC	14,950	857,243

		4,083,334

Paper & Forest Products – 0.2%
Duratex SA	54,500	253,015
Mondi PLC	48,084	881,729

		1,134,744

		16,876,717

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	75,800	$2,420,294
Bezeq The Israeli Telecommunication Corp., Ltd.	225,053	366,618
Hellenic Telecommunications Organization SA(a)	34,060	595,901
Nippon Telegraph & Telephone Corp.	12,600	709,368
Verizon Communications, Inc.(London)	16,966	802,437
Verizon Communications, Inc.	13,808	656,963
Vivendi SA	70,728	2,016,854
Ziggo NV	9,270	422,677

		7,991,112

Wireless Telecommunication Services – 0.6%
China Mobile Ltd.	84,500	801,519
Rogers Communications, Inc. – Class B	7,040	272,114
Turkcell Iletisim Hizmetleri AS(a)	132,910	690,360
Vodafone Group PLC	351,867	1,466,218
Vodafone Group PLC (Sponsored ADR)	28,636	1,190,414

		4,420,625

		12,411,737

Utilities – 1.5%
Electric Utilities – 0.6%
Edison International	42,600	2,230,962
EDP – Energias de Portugal SA	210,920	912,800
Electricite de France	13,230	524,908
Enel SpA	173,750	890,386

		4,559,056

Gas Utilities – 0.3%
Atmos Energy Corp.	26,400	1,217,040
UGI Corp.	21,400	956,366

		2,173,406

Independent Power Producers & Energy Traders – 0.3%
APR Energy PLC	125,142	1,812,665

Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	42,800	1,012,220
DTE Energy Co.	3,500	251,160
National Grid PLC	62,270	871,359

		2,134,739

		10,679,866

Total Common Stocks (cost $429,537,223)		555,890,572

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 20.0%
Funds and Investment Trusts – 20.0%
AllianceBernstein Pooling Portfolio – Volatility Management Portfolio* (cost $127,161,335)	12,150,298	$142,523,000

WARRANTS – 0.1%
Financials – 0.1%
Real Estate Management & Development – 0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	309,920	767,881

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,570	247,771

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(a)	274,367	76,823

Total Warrants (cost $766,624)		1,092,475

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(c) (cost $11,983,373)	11,983,373	11,983,373

Total Investments – 99.8% (cost $569,448,555)		711,489,420
Other assets less liabilities – 0.2%		1,271,549

Net Assets – 100.0%		$712,760,969

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	21	March 2014	$878,276	$910,170	$31,894

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	958	USD	864	5/15/14	$819
BNP Paribas SA	CHF	3,215	USD	3,576	5/15/14	(81,278)

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	HKD	52,574	USD	6,776	5/15/14	$821
BNP Paribas SA	USD	1,336	AUD	1,499	5/15/14	(4,816)
BNP Paribas SA	USD	7,190	CAD	7,968	5/15/14	(6,810)
BNP Paribas SA	USD	2,977	CHF	2,676	5/15/14	67,652
BNP Paribas SA	USD	6,940	GBP	4,165	5/15/14	31,144
BNP Paribas SA	USD	3,674	NZD	4,492	5/15/14	71,119
Credit Suisse International	USD	681	CHF	606	5/15/14	8,044
Goldman Sachs Bank USA	EUR	3,674	USD	5,037	5/15/14	(34,429)
HSBC Bank USA	GBP	2,923	USD	4,772	5/15/14	(120,542)
Morgan Stanley & Co., Inc.	JPY	862,866	USD	8,472	5/15/14	(10,216)
Morgan Stanley & Co., Inc.	NZD	3,983	USD	3,315	5/15/14	(6,452)
Morgan Stanley & Co., Inc.	SEK	6,512	USD	996	5/15/14	(18,751)
Morgan Stanley & Co., Inc.	USD	1,381	NOK	8,391	5/15/14	12,959
Royal Bank of Scotland PLC	GBP	7,602	USD	12,399	5/15/14	(324,524)
Standard Chartered Bank	RUB	28,662	USD	797	5/15/14	9,677
Standard Chartered Bank	USD	1,805	SGD	2,288	5/15/14	418
State Street Bank & Trust Co.	CHF	366	USD	409	5/15/14	(7,244)
State Street Bank & Trust Co.	EUR	372	USD	509	5/15/14	(4,701)
State Street Bank & Trust Co.	GBP	175	USD	288	5/15/14	(4,707)
State Street Bank & Trust Co.	USD	750	CAD	830	5/15/14	(2,067)
State Street Bank & Trust Co.	USD	2,060	EUR	1,515	5/15/14	31,073
State Street Bank & Trust Co.	USD	2,338	NOK	14,530	5/15/14	76,327
State Street Bank & Trust Co.	USD	283	NZD	342	5/15/14	2,484
State Street Bank & Trust Co.	USD	7,966	SEK	51,735	5/15/14	93,008
UBS AG	USD	1,287	AUD	1,473	5/15/14	20,615

						$(200,377)

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $3,278,493 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

HKD	– Hong Kong Dollar

JPY – Japanese Yen

NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.2%
Long-Term Municipal Bonds – 46.9%
Alabama – 4.2%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/18	$2,040	$2,381,292
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,493,818

		6,875,110

Arizona – 1.6%
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,417,373
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	240	246,305
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	15	15,001

		2,678,679

California – 4.9%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,296,859
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/20	2,450	2,921,601
California GO 5.00%, 3/01/16	2,225	2,428,476
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	365	416,826

		8,063,762

Colorado – 1.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,310,634
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)(b)	710	297,831
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	260	130,000

		1,738,465

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.6%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/27	$2,390	$2,732,105

District of Columbia – 0.9%
District of Columbia GO AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,410,588

Florida – 5.0%
Citizens Ppty Ins Corp. FL NPFGC Series 2007A 5.00%, 3/01/15-3/01/16	4,000	4,306,410
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	105	31,500
Miami Dade Cnty FL Spl Tax Series 2012A 5.00%, 10/01/25	560	620,855
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	220	220,156
Overoaks CDD FL Series 2004B 5.125%, 5/01/09(b)(c)	25	– 0	–
Series 2010A-1 6.125%, 5/01/35(b)	15	15,231
Series 2010A-2 6.125%, 5/01/35(b)	35	35,072
Series 2010B 5.125%, 5/01/17(b)	60	60,074
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	95	92,689
Sarasota Cnty FL Sch Brd COP Series 2010B 5.00%, 7/01/22	1,165	1,318,290
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,598,067
Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)(c)	80	28,000

		8,326,344

Hawaii – 1.9%
Hawaii GO Series 2013E 5.00%, 8/01/15-8/01/16	2,950	3,169,382

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.3%
Chicago IL Wtr 5.00%, 11/01/27	$950	$1,008,168
Illinois GO NPFGC-RE 5.00%, 4/01/15	785	823,858
Illinois Toll Hwy Auth Series 2013B 5.00%, 12/01/18	305	359,772

		2,191,798

Indiana – 1.3%
Indiana Bond Bank Gas (JPMorgan Chase)
Series 2007A 5.25%, 10/15/19	1,945	2,227,745

Massachusetts – 1.1%
Massachusetts Sch Bldg Auth
AGM Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	1,690	1,806,441

Michigan – 0.7%
Michigan Finance Auth (Michigan Unemployment)
Series 2012A 5.00%, 7/01/19	955	1,142,094

Minnesota – 0.3%
Minneapolis MN Spl SD #1 COP
Series 2013D 5.00%, 2/01/16	460	500,402

Nevada – 1.4%
Clark Cnty NV Arpt (McCarran Airport)
2.50%, 7/01/15	2,275	2,331,215

New Jersey – 2.1%
New Jersey EDA (NYNJ Link LLC) 5.25%, 1/01/25	1,195	1,306,135
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund)
Series 2013A 5.00%, 6/15/18-6/15/20	1,840	2,157,505

		3,463,640

New York – 4.9%
Metropolitan Trnsp Auth NY
Series 2012C 5.00%, 11/15/23	460	531,452
New York NY GO
Series 2012G 5.00%, 4/01/16	870	952,885
New York NY Trnsl Fin Auth

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 11/01/15-11/01/26	$2,875	$3,252,051
New York St Dormitory Auth (New York Dorm Facs)
Series 2013A 5.00%, 7/01/26	205	233,113
New York St Thruway Auth (New York St Thruway Gen Toll Road)
Series 2013A 5.00%, 5/01/19	425	497,603
Triborough Brdg & Tunl Auth NY
Series 2012B 5.00%, 11/15/26	1,000	1,145,430
Series 2013B 5.00%, 11/15/20	1,215	1,451,524

		8,064,058

North Carolina – 0.9%
North Carolina Eastern Mun Pwr Agy
Series 2008A 5.00%, 1/01/15	785	814,940
Series 2012B 5.00%, 1/01/21	150	172,975
North Carolina Ltd. Oblig
Series 2013A 5.00%, 5/01/16	385	422,973

		1,410,888

Ohio – 0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series 2004A 7.00%, 8/01/21(a)(b)	32	12,800

Pennsylvania – 0.1%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	50	50,136
Philadelphia PA IDA (Leadership Learning Partners)
Series 2005A 4.60%, 7/01/15(b)	110	101,685

		151,821

Puerto Rico – 1.4%
Puerto Rico Elec Pwr Auth
Series 2010ZZ 5.25%, 7/01/18	1,125	940,601
Puerto Rico Sales Tax Fin Corp.
Series 2009A 5.50%, 8/01/23	1,610	1,416,848

		2,357,449

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 7.1%
Grand Parkway Trnsp Corp. TX
Series 2014A 3.00%, 12/15/16	$1,710	$1,822,877
Houston TX Arpt Sys
Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,164,689
Houston TX GO
NPFGC Series 2007A 5.00%, 3/01/15	3,300	3,452,360
Texas A & M Univ
Series 2009D 5.00%, 5/15/18	2,765	3,248,046

		11,687,972

Virginia – 0.9%
Virginia Trnsp Brd
(Virginia Fed Hwy Grant) 5.00%, 3/15/16	1,370	1,494,519

Washington – 2.3%
Chelan Cnty WA PUD #1
Series 2011B 5.50%, 7/01/24	1,815	2,082,930
King Cnty WA GO
5.00%, 6/01/15	380	402,656
Washington Fed Hwy Grant
5.00%, 9/01/22	535	625,137
Series 2012F 5.00%, 9/01/16	700	777,819

		3,888,542

Total Long-Term Municipal Bonds (cost $75,546,858)		77,725,819

Short-Term Municipal Notes – 5.3%
Connecticut – 4.3%
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2001V-1 0.01%, 7/01/36(d)	7,000	7,000,000

Mississippi – 1.0%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010G 0.03%, 11/01/35(d)	1,700	1,700,000

Total Short-Term Municipal Notes (cost $8,700,000)		8,700,000

Total Municipal Obligations (cost $84,246,858)		86,425,819

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

COMMON STOCKS – 32.0%
Financials – 6.7%
Capital Markets – 0.8%
Affiliated Managers Group, Inc.(e)	934	$175,639
Bank of New York Mellon Corp. (The)	2,100	67,200
BlackRock, Inc.—Class A	480	146,323
Daiwa Securities Group, Inc.	10,000	90,497
Deutsche Bank AG (REG)	2,721	131,600
E*Trade Financial Corp.(e)	2,500	56,175
Goldman Sachs Group, Inc. (The)	900	149,805
Macquarie Group Ltd.	2,595	130,865
State Street Corp.	850	55,819
UBS AG (REG)(e)	15,193	325,023

		1,328,946

Commercial Banks – 1.4%
Banco do Brasil SA	4,400	38,914
Bank Hapoalim BM	11,420	62,416
Bank of Montreal	860	56,650
Bank of Nova Scotia	1,090	62,331
Barclays PLC	17,287	72,823
China Construction Bank Corp.—Class H	126,000	86,975
CIT Group, Inc.	3,900	189,852
Comerica, Inc.	850	40,953
Fifth Third Bancorp	2,100	45,559
Grupo Financiero Banorte SAB de CV—Class O	6,450	41,757
HDFC Bank Ltd.	7,240	78,249
HSBC Holdings PLC	10,810	114,089
Industrial & Commercial Bank of China Ltd.—Class H	119,000	71,693
KBC Groep NV	1,210	76,523
Lloyds Banking Group PLC(e)	98,660	136,250
Mitsubishi UFJ Financial Group, Inc.	18,500	107,201
National Australia Bank Ltd.	2,560	79,613
Sberbank of Russia (Sponsored ADR)	10,984	111,707
Societe Generale SA	2,305	152,951
State Bank of India	1,280	31,727
Sumitomo Mitsui Financial Group, Inc.	1,900	85,306
SunTrust Banks, Inc.	1,000	37,680
Toronto-Dominion Bank (The)	2,230	101,018
UniCredit SpA	18,820	149,352
Wells Fargo & Co.	5,800	269,236

		2,300,825

Consumer Finance – 0.4%
Capital One Financial Corp.	4,400	323,092
Discover Financial Services	3,000	172,140
Muthoot Finance Ltd.	21,070	56,201

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Shriram Transport Finance Co., Ltd.	10,270	$97,724

		649,157

Diversified Financial Services – 1.4%
Bank of America Corp.	28,800	476,064
Berkshire Hathaway, Inc.—Class B(e)	1,050	121,569
Citigroup, Inc.	6,900	335,547
IG Group Holdings PLC	7,413	78,544
ING Groep NV(e)	5,554	80,655
ING US, Inc.	3,800	136,306
IntercontinentalExchange Group, Inc.	2,590	540,896
JPMorgan Chase & Co.	7,000	397,740
McGraw Hill Financial, Inc.	275	21,906
ORIX Corp.	11,200	166,103

		2,355,330

Insurance – 2.0%
Admiral Group PLC	14,370	344,990
AIA Group Ltd.	64,600	316,511
American Financial Group, Inc./OH	2,400	137,184
American International Group, Inc.	5,900	293,643
AON PLC	2,000	171,200
Assurant, Inc.	2,200	144,386
Aviva PLC	7,370	58,596
BB Seguridade Participacoes SA	14,400	143,094
Chubb Corp. (The)	1,800	157,464
Genworth Financial, Inc. – Class A(e)	10,600	164,724
Lancashire Holdings Ltd.	15,141	185,974
Lincoln National Corp.	5,300	265,689
Muenchener Rueckversicherungs AG	610	133,371
PartnerRe Ltd.	1,700	168,096
Prudential PLC	14,890	337,150
Reinsurance Group of America, Inc. – Class A	1,225	94,313
Travelers Cos., Inc. (The)	1,100	92,224
Unum Group	550	19,129
XL Group PLC	3,100	94,240

		3,321,978

Real Estate Investment Trusts (REITs) – 0.0%
GLP J-Reit	65	68,618

Real Estate Management & Development – 0.6%
Aeon Mall Co., Ltd.	2,100	58,311
China Overseas Land & Investment Ltd.	12,000	32,341
Country Garden Holdings Co., Ltd.	192,000	99,387
Daito Trust Construction Co., Ltd.	1,900	177,080
Global Logistic Properties Ltd.	111,000	248,217

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Hang Lung Properties Ltd.	54,000	$150,619
Lend Lease Group	7,220	72,940
Mitsubishi Estate Co., Ltd.	3,000	71,154

		910,049

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	16,570	218,642

		11,153,545

Consumer Discretionary – 5.8%
Auto Components – 0.4%
Cie Generale des Etablissements Michelin – Class B	1,108	134,689
GKN PLC	12,830	87,012
Lear Corp.	850	69,020
Magna International, Inc. (Toronto) – Class A	490	43,619
TRW Automotive Holdings Corp.(e)	1,600	131,712
Valeo SA	1,390	194,437

		660,489

Automobiles – 0.8%
Ford Motor Co.	11,600	178,524
Honda Motor Co., Ltd.	2,800	100,780
Hyundai Motor Co.	260	59,735
Hyundai Motor Co. (Preference Shares)	1,200	155,221
Mazda Motor Corp.(e)	8,000	38,640
Nissan Motor Co., Ltd.	23,500	209,753
Tata Motors Ltd.	11,690	79,175
Toyota Motor Corp.	6,700	385,606
Volkswagen AG (Preference Shares)	470	122,172

		1,329,606

Distributors – 0.1%
LKQ Corp.(e)	7,098	197,963

Diversified Consumer Services – 0.3%
Anhanguera Educacional Participacoes SA	7,600	42,558
Estacio Participacoes SA	20,000	188,506
Kroton Educacional SA	9,300	173,328

		404,392

Hotels, Restaurants & Leisure – 0.6%
Ajisen China Holdings Ltd.	60,000	66,111
Melco Crown Entertainment Ltd. (ADR)(e)	2,800	120,176
Merlin Entertainments PLC(e)(f)	9,606	58,391
Sodexo	2,280	242,858
Starbucks Corp.	5,060	359,058
William Hill PLC	10,346	68,779

		915,373

Household Durables – 0.1%
PulteGroup, Inc.	5,800	121,742

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(e)	685	$248,039
priceline.com, Inc.(e)	342	461,303

		709,342

Leisure Equipment & Products – 0.1%
Polaris Industries, Inc.	1,540	206,406

Media – 1.2%
Comcast Corp. – Class A	8,980	464,176
Gannett Co., Inc.	6,400	190,400
Liberty Global PLC – Class A(e)	826	71,490
Liberty Global PLC – Series C(e)	2,146	181,681
Liberty Media Corp. – Class A(e)	1,970	270,205
Regal Entertainment Group – Class A	2,300	42,320
Thomson Reuters Corp.	700	24,038
Time Warner, Inc.	1,800	120,834
Twenty-First Century Fox, Inc.– Class A	4,800	160,992
Viacom, Inc. – Class B	1,500	131,595
Walt Disney Co. (The)	3,807	307,644

		1,965,375

Multiline Retail – 0.1%
Macy’s, Inc.	2,400	138,864
Myer Holdings Ltd.	17,290	40,569

		179,433

Specialty Retail – 1.1%
Belle International Holdings Ltd.	88,000	108,523
GameStop Corp. – Class A	5,000	186,550
Gap, Inc. (The)	2,000	87,500
Home Depot, Inc. (The)	4,690	384,720
Kingfisher PLC	9,070	59,784
L’Occitane International SA	14,500	31,932
Lowe’s Cos., Inc.	1,500	75,045
Mr. Price Group Ltd.	2,760	38,256
O’Reilly Automotive, Inc.(e)	1,000	150,850
Office Depot, Inc.(e)	25,200	124,236
Shimamura Co., Ltd.	600	54,348
Sports Direct International PLC(e)	13,782	185,934
Staples, Inc.	1,300	17,667
TJX Cos., Inc. (The)	3,800	233,548
Yamada Denki Co., Ltd.	32,700	108,583
Zhongsheng Group Holdings Ltd.	13,500	19,547

		1,867,023

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	2,680	266,246
Hugo Boss AG	740	98,442
Li & Fung Ltd.	160,000	209,443

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

LVMH Moet Hennessy Louis Vuitton SA	100	$18,491
Michael Kors Holdings Ltd.(e)	1,270	124,498
NIKE, Inc. – Class B	2,436	190,739
Prada SpA	2,600	19,561
Samsonite International SA	16,600	45,580
VF Corp.	1,570	91,986

		1,064,986

		9,622,130

Information Technology – 4.4%
Communications Equipment – 0.4%
Cisco Systems, Inc.	4,900	106,820
F5 Networks, Inc.(e)	2,430	272,986
Harris Corp.	2,300	169,786
QUALCOMM, Inc.	1,285	96,748

		646,340

Computers & Peripherals – 0.8%
Apple, Inc.	1,513	796,201
Casetek Holdings Ltd.	10,000	57,895
Catcher Technology Co., Ltd.	17,000	123,880
Hewlett-Packard Co.	11,500	343,620
Inventec Corp.	44,000	46,588

		1,368,184

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	2,920	257,018
Arrow Electronics, Inc.(e)	1,600	90,608
LG Display Co., Ltd.(e)	4,430	101,071

		448,697

Internet Software & Services – 0.8%
Baidu, Inc. (Sponsored ADR)(e)	296	50,595
Facebook, Inc. – Class A(e)	3,110	212,911
Google, Inc. – Class A(e)	742	902,012
Telecity Group PLC	11,738	129,581

		1,295,099

IT Services – 1.0%
Booz Allen Hamilton Holding Corp.	2,200	46,266
Cognizant Technology Solutions Corp. – Class A(e)	5,451	567,231
Fujitsu Ltd.(e)	12,000	75,034

HCL Technologies Ltd.	1,550	39,474
Tata Consultancy Services Ltd.	1,550	56,868
Visa, Inc. – Class A	2,775	626,984
Xerox Corp.	17,800	195,622

		1,607,479

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.7%
Applied Materials, Inc.	7,500	$142,200
Lam Research Corp.(e)	1,100	56,903
Linear Technology Corp.	5,490	257,152
Micron Technology, Inc.(e)	4,400	106,436
Samsung Electronics Co., Ltd.	120	152,016
Samsung Electronics Co., Ltd. (Preference Shares)	200	199,328
SK Hynix, Inc.(e)	2,960	107,624
Sumco Corp.	6,900	53,131
Taiwan Semiconductor Manufacturing Co., Ltd.	30,000	108,219
Tokyo Electron Ltd.	1,100	63,043

		1,246,052

Software – 0.4%
ANSYS, Inc.(e)	3,326	277,787
Dassault Systemes	175	20,116
Electronic Arts, Inc.(e)	5,900	168,681
Informatica Corp.(e)	2,660	110,550
Red Hat, Inc.(e)	1,120	66,069

		643,203

		7,255,054

Health Care – 3.8%
Biotechnology – 0.9%
Actelion Ltd. (REG)(e)	950	100,661
Biogen Idec, Inc.(e)	1,450	493,986
Celgene Corp.(e)	700	112,525
Gilead Sciences, Inc.(e)	4,220	349,374
Quintiles Transnational Holdings, Inc.(e)	5,636	305,189
Theravance, Inc.(e)	1,100	40,700
Vertex Pharmaceuticals, Inc.(e)	945	76,413

		1,478,848

Health Care Equipment & Supplies – 0.2%
Intuitive Surgical, Inc.(e)	259	115,211
Medtronic, Inc.	4,600	272,596

		387,807

Health Care Providers & Services – 0.5%
Aetna, Inc.	2,200	159,962
Health Net, Inc./CA(e)	2,700	91,935
McKesson Corp.	1,060	187,673
UnitedHealth Group, Inc.	3,687	284,894
WellPoint, Inc.	1,500	135,885

		860,349

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	506	$147,667
Illumina, Inc.(e)	830	142,337
Mettler-Toledo International, Inc.(e)	525	129,024

		419,028

Pharmaceuticals – 1.9%
Allergan, Inc./United States	4,594	583,438
Astellas Pharma, Inc.	1,300	84,501
Daiichi Sankyo Co., Ltd.	4,100	70,857
GlaxoSmithKline PLC	9,370	262,450
GlaxoSmithKline PLC (Sponsored ADR)	3,100	173,414
Johnson & Johnson	3,900	359,268
Merck & Co., Inc.	5,400	307,746
Novartis AG	2,060	171,454
Pfizer, Inc.	19,300	619,723
Richter Gedeon Nyrt	3,020	53,661
Roche Holding AG	740	227,846
Roche Holding AG (Sponsored ADR)	3,600	138,168
Sun Pharmaceutical Industries Ltd.	8,720	91,010

		3,143,536

		6,289,568

Industrials – 3.5%
Aerospace & Defense – 0.7%
Airbus Group NV	3,170	232,923
Boeing Co. (The)	3,220	415,123
MTU Aero Engines AG	570	47,880
Northrop Grumman Corp.	700	84,721
Precision Castparts Corp.	767	197,794
Safran SA	1,090	76,620
Thales SA	630	41,831
Zodiac Aerospace	575	20,257

		1,117,149

Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	1,530	60,450

Airlines – 0.3%
Copa Holdings SA – Class A	2,010	272,275
Delta Air Lines, Inc.	2,500	83,025
Japan Airlines Co., Ltd.	700	34,856
Qantas Airways Ltd.(e)	52,410	54,776
Turk Hava Yollari	20,250	60,083

		505,015

Building Products – 0.0%
Asahi Glass Co., Ltd.	6,000	33,039

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	7,360	$181,197
Edenred	4,038	129,548

		310,745

Electrical Equipment – 0.2%
AMETEK, Inc.	4,586	244,158

Sumitomo Electric Industries Ltd.	7,200	110,520

		354,678

Industrial Conglomerates – 0.7%
Alliance Global Group, Inc.	49,500	33,396
Bidvest Group Ltd.	2,680	62,966
Danaher Corp.	5,876	449,455
General Electric Co.	18,400	468,648
Hutchison Whampoa Ltd.	6,000	81,050
Toshiba Corp.	19,000	82,464

		1,177,979

Machinery – 0.3%
Illinois Tool Works, Inc.	2,400	198,000
Komatsu Ltd.	5,400	114,181
Parker Hannifin Corp.	1,585	191,072

		503,253

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	10	122,129
Nippon Yusen KK	25,000	80,084

		202,213

Professional Services – 0.7%
Bureau Veritas SA	9,402	258,777
Capita PLC	13,368	255,135
Intertek Group PLC	8,546	420,359
SGS SA	56	138,573
Verisk Analytics, Inc. – Class A(e)	1,800	114,687

		1,187,531

Road & Rail – 0.1%
Canadian National Railway Co.	740	41,808
Central Japan Railway Co.	800	93,370
Globaltrans Investment PLC (Sponsored GDR)(f)	5,980	77,680

		212,858

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	4,000	76,774

		5,741,684

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 3.3%
Beverages – 0.4%
Anheuser-Busch InBev NV	760	$79,491
Asahi Group Holdings Ltd.	1,300	36,552
Carlsberg A/S – Class B	710	74,800
Diageo PLC	7,150	224,524
Monster Beverage Corp.(e)	2,788	206,312
SABMiller PLC (London)	1,490	72,968

		694,647

Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	2,500	292,000
CVS Caremark Corp.	8,380	612,913
Jeronimo Martins SGPS SA	6,324	107,220
Koninklijke Ahold NV	8,190	152,667

Kroger Co. (The)	6,300	264,222
Lenta Ltd. (GDR)(e)(f)	9,291	92,910
Olam International Ltd.	172,136	241,339
Tsuruha Holdings, Inc.	300	27,956

		1,791,227

Food Products – 0.5%
Ajinomoto Co., Inc.	4,000	62,100
Danone	520	36,668
Green Mountain Coffee Roasters, Inc.	1,680	184,430
Hershey Co. (The)	2,820	298,412
Mead Johnson Nutrition Co. – Class A	3,250	265,038
Unilever PLC	746	30,512

		877,160

Household Products – 0.3%
Henkel AG & Co. KGaA	2,670	269,704
LG Household & Health Care Ltd.	230	98,600
Procter & Gamble Co. (The)	1,700	133,722

		502,026

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	2,230	153,513

Tobacco – 0.9%
British American Tobacco PLC	10,715	584,089
Imperial Tobacco Group PLC	2,840	115,843
Japan Tobacco, Inc.	13,800	439,526
Philip Morris International, Inc.	2,979	241,031

		1,380,489

		5,399,062

Energy – 2.2%
Energy Equipment & Services – 0.6%
Aker Solutions ASA	4,530	76,001
Halliburton Co.	2,900	165,300

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Nabors Industries Ltd.	5,300	$122,006
Oceaneering International, Inc.	1,729	123,762
Saipem SpA	3,340	78,466
Schlumberger Ltd.	4,457	414,501
Seadrill Ltd.	1,710	62,999

		1,043,035

Oil, Gas & Consumable Fuels – 1.6%
BG Group PLC	5,653	102,849
Canadian Natural Resources Ltd.	1,410	51,597
Chesapeake Energy Corp.	1,100	28,501
Chevron Corp.	2,200	253,726
China Petroleum & Chemical Corp. – Class H	81,000	71,702
ENI SpA	4,710	113,071
Exxon Mobil Corp.	5,300	510,231
Gazprom OAO (Sponsored ADR)	6,570	49,998
Hess Corp.	3,500	280,105
JX Holdings, Inc.	14,500	75,306
LUKOIL OAO (London) (Sponsored ADR)	950	51,680
Marathon Petroleum Corp.	2,000	168,000
NovaTek OAO (Sponsored GDR)(f)	380	48,108
Occidental Petroleum Corp.	3,100	299,212
Petroleo Brasileiro SA (Sponsored ADR)	2,670	31,132
Phillips 66	1,200	89,832
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,458	126,194
Suncor Energy, Inc. (Toronto)	1,780	58,722
Valero Energy Corp.	5,700	273,486

		2,683,452

		3,726,487

Materials – 1.0%
Chemicals – 0.6%
Arkema SA	1,010	109,557
BASF SE	340	39,081
Denki Kagaku Kogyo KK	14,000	54,138
Essentra PLC	15,911	236,891
Huntsman Corp.	3,400	82,824
Koninklijke DSM NV	1,140	72,740
LyondellBasell Industries NV – Class A	1,900	167,352
Monsanto Co.	1,774	195,176
Nippon Shokubai Co., Ltd.	5,000	60,884

		1,018,643

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(f)	371	15,197

Containers & Packaging – 0.1%
Rock-Tenn Co. – Class A	800	89,296

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.2%
Barrick Gold Corp.	2,540	$51,750
BHP Billiton PLC	3,360	108,282
Dowa Holdings Co., Ltd.	4,000	33,284
MMC Norilsk Nickel OJSC (ADR)	6,320	107,314
Rio Tinto PLC	1,250	71,676

		372,306

Paper & Forest Products – 0.1%
Mondi PLC	4,290	78,667

		1,574,109

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	7,200	229,896
Bezeq The Israeli Telecommunication Corp., Ltd.	24,118	39,289
Hellenic Telecommunications Organization SA(e)	3,340	58,436
Nippon Telegraph & Telephone Corp.	1,900	106,968
Verizon Communications, Inc.(London)	1,713	81,000
Verizon Communications, Inc.	579	27,525
Vivendi SA	6,575	187,490
Ziggo NV	910	41,493

		772,097

Wireless Telecommunication Services – 0.2%
China Mobile Ltd.	7,500	71,141
Rogers Communications, Inc. – Class B	820	31,695
Turkcell Iletisim Hizmetleri AS(e)	12,070	62,694
Vodafone Group PLC	35,518	148,004
Vodafone Group PLC (Sponsored ADR)	2,455	102,035

		415,569

		1,187,666

Utilities – 0.6%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	700	35,140
Edison International	3,800	199,006
EDP - Energias de Portugal SA	18,230	78,894
Electricite de France	1,090	43,246
Enel SpA	14,510	74,357

		430,643

Gas Utilities – 0.1%
Atmos Energy Corp.	2,650	122,165
UGI Corp.	2,100	93,849

		216,014

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	11,925	$172,732

Multi-Utilities – 0.1%
CenterPoint Energy, Inc.	4,200	99,330
DTE Energy Co.	425	30,498
National Grid PLC	5,400	75,564

		205,392

		1,024,781

Total Common Stocks (cost $40,685,398)		52,974,086

INVESTMENT COMPANIES – 14.3%
Funds and Investment Trusts – 14.3%
AllianceBernstein Pooling Portfolio Volatility Management Portfolio* (cost $21,358,130)	2,025,613	23,760,436

WARRANTS – 0.1%
Financials – 0.1%
Real Estate Management & Development – 0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(e)	32,390	80,252

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(e)	13,879	23,786

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., , expiring 1/29/18(e)	31,299	8,764

Total Warrants (cost $77,697)		112,802

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $8,034,055)	8,034,055	8,034,055

Total Investments – 103.4% (cost $154,402,138)		171,307,198
Other assets less liabilities – (3.4)%		(5,687,928)

Net Assets – 100.0%		$165,619,270

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	2	March 2014	$85,444	$86,683	$1,239

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CHF	321	USD	357	5/15/14	$(8,115)
BNP Paribas SA	HKD	3,487	USD	449	5/15/14	54
BNP Paribas SA	USD	765	CAD	848	5/15/14	(725)
BNP Paribas SA	USD	485	GBP	291	5/15/14	2,176
BNP Paribas SA	USD	371	NZD	453	5/15/14	7,172
HSBC Bank USA	GBP	291	USD	475	5/15/14	(12,001)
Morgan Stanley & Co., Inc.	JPY	82,846	USD	813	5/15/14	(981)
Royal Bank of Scotland PLC	GBP	773	USD	1,261	5/15/14	(32,999)
Standard Chartered Bank	RUB	2,974	USD	83	5/15/14	1,004
State Street Bank & Trust Co.	CAD	113	USD	102	5/15/14	25
State Street Bank & Trust Co.	CHF	52	USD	58	5/15/14	(1,036)
State Street Bank & Trust Co.	EUR	232	USD	318	5/15/14	(2,310)
State Street Bank & Trust Co.	HKD	207	USD	27	5/15/14	(2)
State Street Bank & Trust Co.	HKD	1,806	USD	233	5/15/14	35
State Street Bank & Trust Co.	JPY	17,055	USD	167	5/15/14	(362)
State Street Bank & Trust Co.	NZD	378	USD	315	5/15/14	(549)
State Street Bank & Trust Co.	SEK	816	USD	125	5/15/14	(2,117)
State Street Bank & Trust Co.	USD	114	AUD	128	5/15/14	(445)
State Street Bank & Trust Co.	USD	136	AUD	156	5/15/14	2,107
State Street Bank & Trust Co.	USD	414	CHF	371	5/15/14	8,002
State Street Bank & Trust Co.	USD	135	EUR	99	5/15/14	2,030
State Street Bank & Trust Co.	USD	224	GBP	135	5/15/14	1,461
State Street Bank & Trust Co.	USD	366	NOK	2,261	5/15/14	10,023
State Street Bank & Trust Co.	USD	786	SEK	5,104	5/15/14	9,420
State Street Bank & Trust Co.	USD	194	SGD	246	5/15/14	76

						$(18,057)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	1/31/19	2.385%	CPI	#	$(59,701)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(41,519)
Citibank, NA	450	8/26/20	2.298%	CPI	#	(2,489)
Citibank, NA	300	5/24/23	2.533%	CPI	#	(5,461)
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	(43,610)
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	(68,029)
JPMorgan Chase Bank, NA	900	3/4/24	2.493%	CPI	#	0
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI	#	(8,653)

						$(229,462)

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Non-income producing security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $292,286 or 0.2% of net assets.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2014, the Strategy held 50.5% of its total investments in municipal bonds. Of the total investments in municipal bonds, 13.7% is insured (15.3% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
PUD	– Public Utility District
REG	– Registered Shares
SD	– School District

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 65.7%
Long-Term Municipal Bonds – 65.7%
Alabama – 1.0%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$575	$622,673

Alaska – 1.3%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	775	827,072

Arizona – 1.2%
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24	675	781,866

California – 0.5%
California GO 5.00%, 9/01/20	270	323,239

Colorado – 4.3%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	586,165
Series 2011B 4.00%, 11/15/14	500	513,035
Denver CO City & Cnty Wtr Commr Series 2012B 5.00%, 12/15/15	800	867,808
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/16-12/01/21	415	463,798
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	230	237,500

		2,668,306

District of Columbia – 0.5%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	304,419

Florida – 8.0%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/24	205	230,994
Citizens Ppty Ins Corp. FL Series 2012A 5.00%, 6/01/22	110	125,949

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Brd of Ed Lottery Series 2012A 3.00%, 7/01/14	$490	$494,498
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax)
Series 2008B 5.25%, 7/01/16-7/01/17	910	1,021,878
Florida GO 5.00%, 7/01/17	550	632,621
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	365	403,230
Jacksonville FL Spl Rev Appropriation Series 2010A-1 5.00%, 10/01/19	1,140	1,357,900
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	200	206,428
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	375	395,831
Orlando & Orange Cnty Expwy Auth FL Series 2013B 5.00%, 7/01/22	155	182,165

		5,051,494

Georgia – 3.0%
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009B 5.25%, 3/15/24	305	330,727
Georgia GO Series 2012A 5.00%, 7/01/16	265	293,800
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	190	214,514
Series 2012B 5.00%, 1/01/18	555	638,944
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2007A 5.00%, 3/15/17	385	418,529

		1,896,514

Illinois – 3.9%
Chicago IL Wtr 5.00%, 11/01/25	620	672,985

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 12/15/15-6/15/16	$685	$749,962
Series 2012B 5.00%, 6/15/19	255	270,104
Illinois GO 5.00%, 8/01/15	175	186,296
AMBAC Series 2004B 5.00%, 3/01/14	600	600,000

		2,479,347

Indiana – 0.9%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	172,230
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/27	275	309,067
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	75	81,988

		563,285

Louisiana – 0.8%
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	481,585

Massachusetts – 1.4%
Massachusetts GO AGM Series 2006C 2.382%, 11/01/19(a)	300	313,452
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008E-2 5.00%, 7/01/16	540	592,202

		905,654

Michigan – 3.8%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	145	145,513
Detroit MI Swr Disp AGM 0.765%, 7/01/32(b)	410	318,787

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Fin Auth (Michigan Unemployment) 5.00%, 7/01/20	$915	$1,083,360
Series 2012A 5.00%, 7/01/14	845	858,309

		2,405,969

Missouri – 2.1%
Springfield MO Pub Util 5.00%, 12/01/14	850	878,237
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	375	416,846

		1,295,083

Nevada – 2.6%
Clark Cnty NV Arpt (McCarran Airport) 2.50%, 7/01/15	190	194,695
Nevada GO Series 2008C 5.00%, 6/01/15	260	275,434
Nevada Hwy Motor Veh Fuel Tax 5.00%, 12/01/16	325	363,597
Nevada Unemployment 5.00%, 12/01/16	685	769,344

		1,603,070

New Jersey – 1.0%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	330	361,060
New Jersey EDA (New Jersey Lease Trnsp Pj) Series 2008A 5.00%, 5/01/17	250	281,815

		642,875

New Mexico – 0.4%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/16	250	276,922

New York – 9.4%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	625	665,156
Series 2012F 5.00%, 11/15/23-11/15/26	475	536,125

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2008C 5.25%, 8/01/17	$160	$184,866
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/15	780	841,713
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	166,042
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,160,030
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	436,498
Series 2013A 5.00%, 2/15/20	355	423,401
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	314,391
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/16	280	306,737

New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2013A 5.00%, 5/01/19	165	193,187
New York St UDC (New York St Pers Income Tax) Series 2013C 5.00%, 3/15/16	480	525,370
Port Authority of NY & NJ Series 20131 5.00%, 12/01/28	120	132,964

		5,886,480

North Carolina – 0.4%
North Carolina GO Series 2013E 5.00%, 5/01/16	240	264,382

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 2.6%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	$490	$527,799
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.25%, 12/01/25	285	320,149
Ohio GO Series 2009C 5.00%, 8/01/16	680	756,717

		1,604,665

Pennsylvania – 3.0%
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/15	655	695,322
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	881,215
Pittsburgh PA GO Series 2008A-1 5.00%, 9/01/14	285	291,296

		1,867,833

Puerto Rico – 1.1%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	300	225,558
Puerto Rico GO FGIC Series 2002A 5.50%, 7/01/18	120	102,689
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.357%, 7/01/28(a)	280	147,977
Puerto Rico Sales Tax Fin Corp. Series 2009A

5.50%, 8/01/23	225	198,007

		674,231

Rhode Island – 1.1%
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	600	692,070

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 8.8%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	$1,010	$1,087,457
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	180	183,938
Houston TX ISD GO 2.00%, 6/01/29	450	451,823
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc/The) Series 2007 5.50%, 8/01/22	460	524,322
San Antonio TX Elec & Gas Series 2012B 2.00%, 12/01/27	635	652,348
San Antonio TX Util Drainage Sys 5.00%, 2/01/27	135	155,277
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,220	1,356,652
Spring TX ISD GO 5.00%, 8/15/24	600	690,306
Tarrant TX Regional WTR Dist Series 2012A 5.00%, 3/01/15	385	403,445

		5,505,568

Virginia – 0.5%
Virginia Trnsp Brd (Virginia Fed Hwy Grant) 5.00%, 3/15/16	310	338,176

Washington – 2.1%
Energy Northwest WA (Bonneville Power Admin) Series 2012A 5.00%, 7/01/19	620	741,464
King Cnty WA GO 5.00%, 6/01/15	550	582,791

		1,324,255

Total Municipal Obligations (cost $40,312,683)		41,287,033

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – 19.8%
Financials – 4.1%
Capital Markets – 0.5%
Affiliated Managers Group, Inc.(c)	217	$40,807
Bank of New York Mellon Corp. (The)	450	14,400
BlackRock, Inc. – Class A	108	32,923
Daiwa Securities Group, Inc.	2,000	18,099
Deutsche Bank AG (REG)	631	30,518
E*Trade Financial Corp.(c)	850	19,100
Macquarie Group Ltd.	622	31,367
Morgan Stanley	1,100	33,880
State Street Corp.	450	29,551
UBS AG (REG)(c)	3,648	78,042

		328,687

Commercial Banks – 0.8%
Banco do Brasil SA	1,000	8,844
Bank Hapoalim BM	2,580	14,101
Bank of Montreal	190	12,516
Bank of Nova Scotia	260	14,868
Barclays PLC	3,670	15,460
China Construction Bank Corp. – Class H	26,000	17,947
CIT Group, Inc.	875	42,595
Comerica, Inc.	175	8,432
Fifth Third Bancorp	350	7,593
Grupo Financiero Banorte SAB de CV – Class O	1,580	10,229
HDFC Bank Ltd.	1,670	18,049
HSBC Holdings PLC	2,560	27,018
Industrial & Commercial Bank of China Ltd. – Class H	27,000	16,267
KBC Groep NV	310	19,605
Lloyds Banking Group PLC(c)	22,820	31,514
Mitsubishi UFJ Financial Group, Inc.	4,300	24,917
National Australia Bank Ltd.	580	18,037
Regions Financial Corp.	900	9,576
Sberbank of Russia (Sponsored ADR)	2,642	26,869
Societe Generale SA	569	37,757
State Bank of India	310	7,684
Sumitomo Mitsui Financial Group, Inc.	400	17,959
Toronto-Dominion Bank (The)	500	22,650
UniCredit SpA	4,300	34,124
Wells Fargo & Co.	1,400	64,988

		529,599

Consumer Finance – 0.3%
Capital One Financial Corp.	1,000	73,430
Discover Financial Services	775	44,469

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Muthoot Finance Ltd.	5,150	$13,737
Shriram Transport Finance Co., Ltd.	2,340	22,266

		153,902

Diversified Financial Services – 0.8%
Bank of America Corp.	6,300	104,139
Berkshire Hathaway, Inc. – Class B(c)	260	30,103
Citigroup, Inc.	1,625	79,024
IG Group Holdings PLC	1,773	18,786
ING Groep NV(c)	1,240	18,007
ING US, Inc.	850	30,489
IntercontinentalExchange Group, Inc.	576	120,292
JPMorgan Chase & Co.	1,200	68,184
McGraw Hill Financial, Inc.	50	3,983
ORIX Corp.	2,400	35,593

		508,600

Insurance – 1.3%
Admiral Group PLC	3,112	74,712
AIA Group Ltd.	15,400	75,453
American Financial Group, Inc./OH	600	34,296
American International Group, Inc.	1,400	69,678
AON PLC	500	42,800
Assurant, Inc.	450	29,534
Aviva PLC	1,610	12,800
BB Seguridade Participacoes SA	3,400	33,786
Chubb Corp. (The)	400	34,992
Everest Re Group Ltd.	250	37,310
Genworth Financial, Inc. – Class A(c)	2,500	38,850
Lancashire Holdings Ltd.	3,555	43,665
Lincoln National Corp.	1,300	65,169
Muenchener Rueckversicherungs AG	145	31,703
PartnerRe Ltd.	400	39,552
Prudential PLC	3,360	76,080
Reinsurance Group of America, Inc. – Class A	275	21,172
Travelers Cos., Inc. (The)	275	23,056
Unum Group	125	4,348

		788,956

Real Estate Investment Trusts (REITs) – 0.0%
GLP J-Reit	13	13,724

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	500	13,883
China Overseas Land & Investment Ltd.	2,000	5,390
Country Garden Holdings Co., Ltd.	45,000	23,294
Daito Trust Construction Co., Ltd.	500	46,600

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Global Logistic Properties Ltd.	26,000	$58,141
Hang Lung Properties Ltd.	13,000	36,260
Lend Lease Group	1,850	18,690
Mitsubishi Estate Co., Ltd.	600	14,231

		216,489

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	2,830	37,342

		2,577,299

Consumer Discretionary – 3.5%
Auto Components – 0.3%
Cie Generale des Etablissements Michelin – Class B	262	31,849
GKN PLC	2,640	17,904
Lear Corp.	425	34,510
Magna International, Inc. (Toronto) – Class A	130	11,573
TRW Automotive Holdings Corp.(c)	425	34,986
Valeo SA	340	47,560

		178,382

Automobiles – 0.5%
Ford Motor Co.	2,700	41,553
Honda Motor Co., Ltd.	700	25,195
Hyundai Motor Co.	60	13,785
Hyundai Motor Co. (Preference Shares)	270	34,925
Mazda Motor Corp.(c)	2,000	9,660
Nissan Motor Co., Ltd.	5,500	49,091
Tata Motors Ltd.	3,040	20,589
Toyota Motor Corp.	1,600	92,085
Volkswagen AG (Preference Shares)	108	28,074

		314,957

Distributors – 0.1%
LKQ Corp.(c)	1,613	44,987

Diversified Consumer Services – 0.1%
Anhanguera Educacional Participacoes SA	1,800	10,080
Estacio Participacoes SA	4,800	45,241
Kroton Educacional SA	2,200	41,002

		96,323

Hotels, Restaurants & Leisure – 0.3%
Ajisen China Holdings Ltd.	14,000	15,426
Melco Crown Entertainment Ltd. (ADR)(c)	580	24,893
Merlin Entertainments PLC(c)(d)	2,248	13,665
Sodexo	536	57,093
Starbucks Corp.	1,122	79,617
William Hill PLC	1,854	12,325

		203,019

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.0%
PulteGroup, Inc.	1,350	$28,337

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(c)	155	56,125
priceline.com, Inc.(c)	76	102,512

		158,637

Leisure Equipment & Products – 0.1%
Polaris Industries, Inc.	340	45,570

Media – 0.7%
Comcast Corp. – Class A	1,989	102,811
Gannett Co., Inc.	1,500	44,625
Liberty Global PLC – Class A(c)	193	16,704
Liberty Global PLC – Series C(c)	524	44,362
Liberty Media Corp. – Class A(c)	434	59,527
Regal Entertainment Group – Class A	550	10,120
Twenty-First Century Fox, Inc. – Class A	1,075	36,056
Viacom, Inc. – Class B	375	32,899
Walt Disney Co. (The)	913	73,780

		420,884

Multiline Retail – 0.1%
Macy’s, Inc.	700	40,502
Myer Holdings Ltd.	4,060	9,526

		50,028

Specialty Retail – 0.7%
Belle International Holdings Ltd.	21,000	25,898
GameStop Corp. – Class A	1,100	41,041
Gap, Inc. (The)	450	19,687
Home Depot, Inc. (The)	1,044	85,639
Kingfisher PLC	2,140	14,106
L’Occitane International SA	3,250	7,157
Lowe’s Cos., Inc.	200	10,006
Mr. Price Group Ltd.	720	9,980
O’Reilly Automotive, Inc.(c)	222	33,489
Office Depot, Inc.(c)	5,900	29,087
Shimamura Co., Ltd.	100	9,058
Sports Direct International PLC(c)	3,279	44,237
Staples, Inc.	300	4,077
TJX Cos., Inc. (The)	975	59,923
Yamada Denki Co., Ltd.	7,200	23,908
Zhongsheng Group Holdings Ltd.	3,500	5,068

		422,361

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	641	$63,681
Hugo Boss AG	144	19,156
Li & Fung Ltd.	38,000	49,743
LVMH Moet Hennessy Louis Vuitton SA	25	4,623
Michael Kors Holdings Ltd.(c)	296	29,017
NIKE, Inc. – Class B	568	44,474
Prada SpA	700	5,267
Samsonite International SA	4,200	11,532
VF Corp.	365	21,385

		248,878

		2,212,363

Information Technology – 2.7%
Communications Equipment – 0.2%
Cisco Systems, Inc.	1,600	34,880
F5 Networks, Inc.(c)	542	60,888
Harris Corp.	550	40,601
QUALCOMM, Inc.	282	21,232

		157,601

Computers & Peripherals – 0.5%
Apple, Inc.	315	165,766
Casetek Holdings Ltd.	2,000	11,579
Catcher Technology Co., Ltd.	4,000	29,148
Hewlett-Packard Co.	2,700	80,676
Inventec Corp.	12,000	12,706

		299,875

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	662	58,269
Arrow Electronics, Inc.(c)	475	26,900
LG Display Co., Ltd.(c)	1,080	24,640

		109,809

Internet Software & Services – 0.5%
Baidu, Inc. (Sponsored ADR)(c)	70	11,965
Facebook, Inc. – Class A(c)	691	47,306
Google, Inc. – Class A(c)	167	203,013
Telecity Group PLC	2,730	30,138

		292,422

IT Services – 0.6%
Booz Allen Hamilton Holding Corp.	475	9,989
Cognizant Technology Solutions Corp. – Class A(c)	1,205	125,392
Fujitsu Ltd.(c)	3,000	18,759
HCL Technologies Ltd.	300	7,640

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Tata Consultancy Services Ltd.	350	$12,841
Visa, Inc. – Class A	649	146,635
Western Union Co. (The) – Class W	475	7,947
Xerox Corp.	4,000	43,960

		373,163

Semiconductors & Semiconductor Equipment – 0.5%
Applied Materials, Inc.	1,800	34,128
Lam Research Corp.(c)	375	19,399
Linear Technology Corp.	1,282	60,049
Micron Technology, Inc.(c)	1,000	24,190
Samsung Electronics Co., Ltd.	30	38,004
Samsung Electronics Co., Ltd. (Preference Shares)	44	43,852
SK Hynix, Inc.(c)	720	26,179
Sumco Corp.	1,700	13,090
Taiwan Semiconductor Manufacturing Co., Ltd.	7,000	25,251
Tokyo Electron Ltd.	300	17,194

		301,336

Software – 0.2%
ANSYS, Inc.(c)	737	61,554
CA, Inc.	275	9,212
Dassault Systemes	42	4,828
Electronic Arts, Inc.(c)	1,425	40,741
Informatica Corp.(c)	622	25,850
Red Hat, Inc.(c)	248	14,630

		156,815

		1,691,021

Health Care – 2.2%
Biotechnology – 0.5%
Actelion Ltd. (REG)(c)	230	24,371
Biogen Idec, Inc.(c)	323	110,040
Celgene Corp.(c)	155	24,916
Gilead Sciences, Inc.(c)	1,022	84,611
Quintiles Transnational Holdings, Inc.(c)	1,252	67,796
Theravance, Inc.(c)	250	9,250
Vertex Pharmaceuticals, Inc.(c)	225	18,193

		339,177

Health Care Equipment & Supplies – 0.1%
Intuitive Surgical, Inc.(c)	58	25,800
Medtronic, Inc.	1,100	65,186

		90,986

Health Care Providers & Services – 0.3%
Aetna, Inc.	500	36,355
Health Net, Inc./CA(c)	710	24,175

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

McKesson Corp.	242	$42,846
UnitedHealth Group, Inc.	821	63,439
WellPoint, Inc.	125	11,324

		178,139

Life Sciences Tools & Services – 0.2%
Eurofins Scientific SE	119	34,728
Illumina, Inc.(c)	185	31,726
Mettler-Toledo International, Inc.(c)	135	33,177

		99,631

Pharmaceuticals – 1.1%
Allergan, Inc./United States	1,012	128,524
Astellas Pharma, Inc.	300	19,500
Daiichi Sankyo Co., Ltd.	1,000	17,282
GlaxoSmithKline PLC	2,280	63,862
GlaxoSmithKline PLC (Sponsored ADR)	750	41,955
Johnson & Johnson	850	78,302
Lupin Ltd.	460	7,408
Merck & Co., Inc.	650	37,044
Novartis AG	510	42,447
Pfizer, Inc.	4,650	149,311
Richter Gedeon Nyrt	680	12,083
Roche Holding AG	170	52,343
Roche Holding AG (Sponsored ADR)	700	26,866
Sun Pharmaceutical Industries Ltd.	1,950	20,352

		697,279

		1,405,212

Industrials – 2.2%
Aerospace & Defense – 0.4%
Airbus Group NV	720	52,904
Boeing Co. (The)	714	92,049
MTU Aero Engines AG	140	11,760
Northrop Grumman Corp.	175	21,180
Precision Castparts Corp.	169	43,582
Safran SA	270	18,979
Thales SA	160	10,624
Zodiac Aerospace	385	13,563

		264,641

Air Freight & Logistics – 0.0%
Expeditors International of Washington, Inc.	340	13,433

Airlines – 0.2%
Copa Holdings SA—Class A	459	62,176
Delta Air Lines, Inc.	575	19,096
Japan Airlines Co., Ltd.	200	9,959

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Qantas Airways Ltd.(c)	13,010	$13,597
Turk Hava Yollari	4,435	13,159

		117,987

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	11,013

Commercial Services & Supplies – 0.1%
Babcock International Group PLC	1,740	42,837
Edenred	960	30,799

		73,636

Electrical Equipment – 0.2%
AMETEK, Inc.	1,081	57,552
Sumitomo Electric Industries Ltd.	1,600	24,560

		82,112

Industrial Conglomerates – 0.4%
Alliance Global Group, Inc.	9,300	6,274
Bidvest Group Ltd.	590	13,862
Danaher Corp.	1,294	98,978
General Electric Co.	3,700	94,239
Hutchison Whampoa Ltd.	2,000	27,017
Siemens AG	70	9,333
Toshiba Corp.	4,000	17,361

		267,064

Machinery – 0.2%
Illinois Tool Works, Inc.	600	49,500
Komatsu Ltd.	1,300	27,488
Parker Hannifin Corp.	325	39,179

		116,167

Marine – 0.1%
AP Moeller—Maersk A/S—Class B	2	24,426
Nippon Yusen KK	6,000	19,220

		43,646

Professional Services – 0.5%
Bureau Veritas SA	2,225	61,240
Capita PLC	3,043	58,077
Intertek Group PLC	2,020	99,360
SGS SA	14	34,643
Verisk Analytics, Inc.—Class A(c)	527	33,578

		286,898

Road & Rail – 0.1%
Canadian National Railway Co.	180	10,170
Central Japan Railway Co.	200	23,342
Globaltrans Investment PLC (Sponsored GDR)(d)	1,440	18,706

		52,218

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	900	$17,274

Transportation Infrastructure – 0.0%
Sydney Airport	660	2,395

		1,348,484

Consumer Staples – 2.0%
Beverages – 0.2%
Anheuser-Busch InBev NV	180	18,827
Asahi Group Holdings Ltd.	300	8,435
Carlsberg A/S—Class B	160	16,856
Diageo PLC	1,700	53,383
Monster Beverage Corp.(c)	623	46,102
SABMiller PLC (London)	365	17,875

		161,478

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	553	64,590
CVS Caremark Corp.	1,871	136,845
Jeronimo Martins SGPS SA	1,499	25,415
Koninklijke Ahold NV	1,990	37,095
Kroger Co. (The)	1,400	58,716
Lenta Ltd. (GDR)(c)(d)	2,203	22,030
Magnit OJSC (Sponsored GDR)(d)	20	1,120
Olam International Ltd.	46,636	65,385
Tsuruha Holdings, Inc.	100	9,318

		420,514

Food Products – 0.3%
Ajinomoto Co., Inc.	1,000	15,525
Danone	130	9,167
Green Mountain Coffee Roasters, Inc.	372	40,838
Hershey Co. (The)	663	70,159
Mead Johnson Nutrition Co.—Class A	722	58,879
Unilever PLC	320	13,088

		207,656

Household Products – 0.2%
Henkel AG & Co. KGaA	630	63,638
LG Household & Health Care Ltd.	50	21,435
Procter & Gamble Co. (The)	425	33,430

		118,503

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The)—Class A	497	34,214

Tobacco – 0.5%
British American Tobacco PLC	2,500	136,279
Imperial Tobacco Group PLC	694	28,308

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Tobacco, Inc.	3,300	$105,104
Philip Morris International, Inc.	717	58,012

		327,703

		1,270,068

Energy – 1.5%
Energy Equipment & Services – 0.4%
Aker Solutions ASA	1,040	17,448
Halliburton Co.	850	48,450
Nabors Industries Ltd.	300	6,906
Oceaneering International, Inc.	384	27,487
Saipem SpA	850	19,969
Schlumberger Ltd.	992	92,256
Seadrill Ltd.	400	14,737

		227,253

Oil, Gas & Consumable Fuels – 1.1%
BG Group PLC	1,350	24,562
Canadian Natural Resources Ltd.	360	13,174
Chesapeake Energy Corp.	250	6,478
Chevron Corp.	780	89,957
China Petroleum & Chemical Corp.—Class H	20,200	17,881
ENI SpA	1,110	26,647
Exxon Mobil Corp.	1,250	120,337
Gazprom OAO (Sponsored ADR)	1,450	11,034
Hess Corp.	850	68,025
JX Holdings, Inc.	3,600	18,697
LUKOIL OAO (London) (Sponsored ADR)	210	11,424
Marathon Petroleum Corp.	800	67,200
NovaTek OAO (Sponsored GDR)(d)	96	12,154
Occidental Petroleum Corp.	750	72,390
Petroleo Brasileiro SA (Sponsored ADR)	645	7,521
Phillips 66	300	22,458
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	830	30,290
Suncor Energy, Inc. (Toronto)	400	13,196
Valero Energy Corp.	1,325	63,573

		696,998

		924,251

Materials – 0.7%
Chemicals – 0.4%
Arkema SA	240	26,033
BASF SE	90	10,345
Denki Kagaku Kogyo KK	3,000	11,601
Essentra PLC	3,760	55,981
Huntsman Corp.	1,725	42,021

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke DSM NV	293	$18,696
LyondellBasell Industries NV—Class A	450	39,636
Monsanto Co.	409	44,998
Nippon Shokubai Co., Ltd.	1,000	12,177

		261,488

Construction Materials – 0.0%
Grasim Industries Ltd. (GDR)(d)	127	5,202

Containers & Packaging – 0.1%
Rock-Tenn Co.—Class A	375	41,858

Metals & Mining – 0.2%
Barrick Gold Corp.	690	14,058
BHP Billiton PLC	795	25,620
Dowa Holdings Co., Ltd.	1,000	8,321
MMC Norilsk Nickel OJSC (ADR)	1,530	25,980
Rio Tinto PLC	320	18,349

		92,328

Paper & Forest Products – 0.0%
Mondi PLC	1,122	20,574

		421,450

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	1,900	60,667
Bezeq The Israeli Telecommunication Corp., Ltd.	5,702	9,289
Hellenic Telecommunications Organization SA(c)	760	13,297
Nippon Telegraph & Telephone Corp.	600	33,779
Verizon Communications, Inc.	368	17,519
Verizon Communications, Inc.(London)	396	18,724
Vivendi SA	1,586	45,226
Ziggo NV	210	9,575

		208,076

Wireless Telecommunication Services – 0.2%
China Mobile Ltd.	2,000	18,971
Rogers Communications, Inc. – Class B	210	8,117
Turkcell Iletisim Hizmetleri AS(c)	2,640	13,713
Vodafone Group PLC	8,211	34,214
Vodafone Group PLC (Sponsored ADR)	764	31,744

		106,759

		314,835

Utilities – 0.4%
Electric Utilities – 0.1%
Edison International	950	49,751
EDP – Energias de Portugal SA	4,540	19,648

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Electricite de France	290	$11,506
Enel SpA	3,950	20,242

		101,147

Gas Utilities – 0.1%
Atmos Energy Corp.	425	19,592
UGI Corp.	475	21,228

		40,820

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	2,787	40,370

Multi-Utilities – 0.1%
CenterPoint Energy, Inc.	950	22,468
DTE Energy Co.	100	7,176
National Grid PLC	1,370	19,171

		48,815

		231,152

Total Common Stocks (cost $9,361,933)		12,396,135

INVESTMENT COMPANIES – 10.0%
Funds and Investment Trusts – 10.0%
AllianceBernstein Pooling Portfolio Volatility Management Portfolio* (cost $5,607,113)	536,553	$6,293,763

WARRANTS – 0.0%
Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(c)	1,010	13,376

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c)	2,440	4,182

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(c)	7,924	2,219

Total Warrants (cost $15,869)		19,777

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(e) (cost $2,481,354)	2,481,354	$2,481,354

Total Investments – 99.5% (cost $57,778,952)		62,478,062
Other assets less liabilities – 0.5%		328,321

Net Assets – 100.0%		$62,806,383

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	1,008	USD	10	5/15/14	$(38)
Standard Chartered Bank	RUB	655	USD	18	5/15/14	221
State Street Bank & Trust Co.	CAD	28	USD	25	5/15/14	6
State Street Bank & Trust Co.	CHF	89	USD	99	5/15/14	(2,192)
State Street Bank & Trust Co.	EUR	74	USD	101	5/15/14	(769)
State Street Bank & Trust Co.	GBP	250	USD	408	5/15/14	(10,451)
State Street Bank & Trust Co.	HKD	1,267	USD	163	5/15/14	25
State Street Bank & Trust Co.	JPY	22,625	USD	222	5/15/14	(239)
State Street Bank & Trust Co.	NZD	77	USD	64	5/15/14	(112)
State Street Bank & Trust Co.	SEK	173	USD	27	5/15/14	(449)
State Street Bank & Trust Co.	USD	24	AUD	28	5/15/14	378
State Street Bank & Trust Co.	USD	29	AUD	32	5/15/14	(111)
State Street Bank & Trust Co.	USD	178	CAD	197	5/15/14	(79)
State Street Bank & Trust Co.	USD	87	CHF	78	5/15/14	1,741
State Street Bank & Trust Co.	USD	46	EUR	34	5/15/14	697
State Street Bank & Trust Co.	USD	173	GBP	104	5/15/14	816
State Street Bank & Trust Co.	USD	19	JPY	1,972	5/15/14	157
State Street Bank & Trust Co.	USD	88	NOK	544	5/15/14	1,966
State Street Bank & Trust Co.	USD	85	NZD	104	5/15/14	1,326
State Street Bank & Trust Co.	USD	185	SEK	1,205	5/15/14	2,234
State Street Bank & Trust Co.	USD	39	SGD	50	5/15/14	15

						$(4,858)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$3,000	8/11/15	2.030%	CPI#	$(150,120)
Barclays Bank PLC	500	7/19/17	2.038%	CPI#	226
Barclays Bank PLC	300	10/05/22	2.765%	CPI#	(13,519)
Citibank, NA	250	8/26/20	2.298%	CPI#	(1,383)
JPMorgan Chase Bank, NA	200	3/04/24	2.493%	CPI#	0
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI#	(45,106)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI#	(5,191)

					$(215,093)

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of February 28, 2014.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $72,877 or 0.1% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2014, the Strategy held 66.1% of its total investments in municipal bonds. Of the total investments in municipal bonds, 12.8% is insured (0.0% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
DOT	– Department of Transportation
EDA	– Economic Development Agency
FGIC	– Financial Guaranty Insurance Company
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
OJSC	– Open Joint Stock Company
PCR	– Pollution Control Revenue Bond
REG	– Registered Shares
SD	– School District
SRF	– State Revolving Fund
UDC	– Urban Development Corporation

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2014 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $430,303,847, $125,009,953 and $49,690,485, respectively)	$556,983,047		$139,512,707		$53,702,945
Affiliated issuers (cost $139,144,708, $29,392,185 and $8,088,467, respectively)	154,506,373		31,794,491		8,775,117
Cash(a)	886,502		7,671		20,679
Foreign currencies, at value (cost $1,273,456, $75,401 and $23,314, respectively)	1,276,976		75,499		23,295
Receivable for investment securities sold and foreign currency transactions	4,286,421		1,427,422		214,945
Dividends and interest receivable	1,529,244		1,097,773		504,959
Receivable for shares of beneficial interest sold	739,165		88,799		101,887
Unrealized appreciation of forward currency exchange contracts	426,160		43,585		9,582
Receivable for variation margin on futures	216		8		– 0	–
Unrealized appreciation on inflation swaps	– 0	–	– 0	–	226

Total assets	720,634,104		174,047,955		63,353,635

Liabilities
Due to custodian	– 0	–	7,451,442		– 0	–
Payable for investment securities purchased and foreign currency transactions	5,759,095		329,103		81,188
Payable for shares of beneficial interest redeemed	947,637		85,800		88,533
Unrealized depreciation of forward currency exchange contracts	626,537		61,642		14,440
Advisory fee payable	348,179		69,281		7,060
Audit fee payable	36,704		42,564		40,899
Distribution fee payable	23,187		50,145		22,121
Transfer Agent fee payable	12,750		15,595		8,049
Unrealized depreciation on inflation swaps	– 0	–	229,462		215,319
Accrued expenses	119,046		93,651		69,643

Total liabilities	7,873,135		8,428,685		547,252

Net Assets	$712,760,969		$165,619,270		$62,806,383

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$457	$120	$53
Additional paid-in capital	613,932,275	146,226,804	56,735,757
Undistributed net investment income	1,181,963	1,907,677	537,507
Accumulated net realized gain (loss) on investment and foreign currency transactions	(44,247,600)	824,114	1,053,505
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	141,893,874	16,660,555	4,479,561

Net Assets	$712,760,969	$165,619,270	$62,806,383

(a)	Amounts of $80,550, $7,671 and $0, respectively, have been segregated to collateralize margin requirements for the open futures outstanding at February 28, 2014.

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$37,137,377	2,386,241	$15.56	*

Class B	$2,439,279	158,772	$15.36

Class C	$17,227,018	1,121,614	$15.36

Advisor Class	$655,957,295	42,026,566	$15.61

Tax-Managed Balanced Wealth Strategy

Class A	$94,256,267	6,818,154	$13.82	*

Class B	$5,997,469	432,508	$13.87

Class C	$31,611,472	2,276,096	$13.89

Advisor Class	$33,754,062	2,438,589	$13.84

Tax-Managed Conservative Wealth Strategy

Class A	$39,389,853	3,358,013	$11.73	*

Class B	$1,998,289	165,607	$12.07

Class C	$15,227,064	1,261,729	$12.07

Advisor Class	$6,191,177	526,385	$11.76

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $16.25, $14.43 and $12.25, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2014 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Affiliated issuers	$9,136,739		$1,637,141		$425,339
Unaffiliated issuers (net of foreign taxes withheld of $130,184, $13,345 and $3,799, respectively)	6,112,440		603,189		146,283
Interest	2,810		1,274,785		492,354

Total income	15,251,989		3,515,115		1,063,976

Expenses
Advisory fee (see Note B)	2,235,291		447,258		175,748
Distribution fee – Class A	53,700		140,337		60,359
Distribution fee – Class B	12,936		32,963		11,662
Distribution fee – Class C	84,567		156,860		77,116
Transfer agency – Class A	4,468		43,167		21,545
Transfer agency – Class B	545		3,446		1,394
Transfer agency – Class C	2,372		14,957		8,567
Transfer agency – Advisor Class	78,922		14,387		3,174
Custodian	119,559		86,861		75,901
Registration fees	30,452		24,660		23,620
Trustees’ fees	30,215		30,215		30,227
Audit	28,469		32,067		31,137
Legal	19,460		19,467		19,466
Printing	16,284		20,577		9,789
Miscellaneous	23,160		14,452		12,181

Total expenses	2,740,400		1,081,674		561,886
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(125,161)

Net expenses	2,740,400		1,081,674		436,725

Net investment income	12,511,589		2,433,441		627,251

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	40,672,508		5,294,532		1,473,394
Futures	80,507		6,421		– 0	–
Foreign currency transactions	(162,970)		(17,615)		(2,624)
Net change in unrealized appreciation/depreciation of:
Investments	40,273,163		4,787,778		1,247,540
Futures	24,947		705		– 0	–
Swaps	– 0	–	(8,222)		(13,065)
Foreign currency denominated assets and liabilities	(160,094)		(16,289)		(4,068)

Net gain on investment and foreign currency transactions	80,728,061		10,047,310		2,701,177

Net Increase in Net Assets from Operations	$93,239,650		$12,480,751		$3,328,428

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$12,511,589	$6,620,921
Net realized gain on investment and foreign currency transactions	40,590,045	34,910,419
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	40,138,016	62,430,620

Net increase in net assets from operations	93,239,650	103,961,960
Dividends to Shareholders from
Net investment income
Class A	(746,693)	(194,803)
Class B	(29,793)	– 0	–
Class C	(227,250)	– 0	–
Advisor Class	(14,774,092)	(5,011,098)
Transactions in Shares of Beneficial Interest
Net decrease	(2,016,854)	(70,389,043)

Total increase	75,444,968	28,367,016
Net Assets
Beginning of period	637,316,001	608,948,985

End of period (including undistributed net investment income of $1,181,963 and $4,448,202, respectively)	$712,760,969	$637,316,001

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

	Tax-Managed Balanced Wealth Strategy
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$2,433,441	$1,913,567
Net realized gain on investment and foreign currency transactions	5,283,338	5,822,442
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,763,972	1,742,299

Net increase in net assets from operations	12,480,751	9,478,308
Dividends to Shareholders from
Net investment income
Class A	(598,880)	(1,145,905)
Class B	(14,390)	(39,632)
Class C	(78,828)	(155,989)
Advisor Class	(242,544)	(375,343)
Transactions in Shares of Beneficial Interest
Net decrease	(669,226)	(20,710,334)

Total increase (decrease)	10,876,883	(12,948,895)
Net Assets
Beginning of period	154,742,387	167,691,282

End of period (including undistributed net investment income of $1,907,677 and $408,878, respectively)	$165,619,270	$154,742,387

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Tax-Managed Conservative Wealth Strategy
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$627,251	$463,108
Net realized gain on investment and foreign currency transactions	1,470,770	1,674,425
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,230,407	93,796

Net increase in net assets from operations	3,328,428	2,231,329
Dividends and Distributions to Shareholders from
Net investment income
Class A	(154,471)	(334,933)
Class B	– 0	–	(5,316)
Class C	(251)	(30,903)
Advisor Class	(32,713)	(53,123)
Net realized gain on investment transactions
Class A	(1,018,098)	– 0	–
Class B	(56,565)	– 0	–
Class C	(378,381)	– 0	–
Advisor Class	(157,319)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(3,463,910)	(10,258,520)

Total decrease	(1,933,280)	(8,451,466)
Net Assets
Beginning of period	64,739,663	73,191,129

End of period (including undistributed net investment income of $537,507 and $97,691, respectively)	$62,806,383	$64,739,663

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2014 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the orginal term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2014:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$67,636,437	$51,364,926		$	– 0	–	$119,001,363
Consumer Discretionary	65,243,365	34,284,176			– 0	–	99,527,541
Information Technology	60,864,165	13,922,489			– 0	–	74,786,654
Health Care	52,372,369	12,882,197			– 0	–	65,254,566
Industrials	29,786,963	30,255,357			– 0	–	60,042,320
Consumer Staples	27,756,780	27,928,769			– 0	–	55,685,549
Energy	33,604,405	8,019,854			– 0	–	41,624,259
Materials	7,088,439	9,788,278			– 0	–	16,876,717
Telecommunication Services	4,539,785	7,871,952			– 0	–	12,411,737
Utilities	7,480,413	3,199,453			– 0	–	10,679,866
Investment Companies	142,523,000	– 0	–		– 0	–	142,523,000
Warrants	76,823	1,015,652			– 0	–	1,092,475
Short-Term Investments	11,983,373	– 0	–		– 0	–	11,983,373

Total Investments in Securities	510,956,317	200,533,103			– 0	–	711,489,420

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets:
Futures	$	– 0	–	$31,894	$	– 0	–	$31,894	#
Forward Currency Exchange Contracts		– 0	–	426,160		– 0	–	426,160
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(626,537)		– 0	–	(626,537)

Total+		$510,956,317		$200,364,620	$	– 0	–	$711,320,937

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$85,104,340		$1,321,479	^	$86,425,819
Common Stocks:
Financials		6,264,324		4,889,222		– 0	–	11,153,546
Consumer Discretionary		6,371,923		3,250,207		– 0	–	9,622,130
Information Technology		5,941,302		1,313,752		– 0	–	7,255,054
Health Care		5,079,461		1,210,107		– 0	–	6,289,568
Industrials		2,898,896		2,842,788		– 0	–	5,741,684
Consumer Staples		2,744,503		2,654,558		– 0	–	5,399,061
Energy		2,971,791		754,696		– 0	–	3,726,487
Materials		693,712		880,397		– 0	–	1,574,109
Telecommunication Services		391,151		796,515		– 0	–	1,187,666
Utilities		752,720		272,061		– 0	–	1,024,781
Investment Companies		23,760,436		– 0	–	– 0	–	23,760,436
Warrants		8,764		104,038		– 0	–	112,802
Short-Term Investments		8,034,055		– 0	–	– 0	–	8,034,055

Total Investments in Securities		65,913,038		104,072,681		1,321,479		171,307,198
Other Financial Instruments*:
Assets:
Futures		– 0	–	1,239		– 0	–	1,239 #
Forward Currency Exchange Contracts		– 0	–	43,585		– 0	–	43,585
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(61,642)		– 0	–	(61,642)
Inflation (CPI) Swaps		– 0	–	(229,462)		– 0	–	(229,462)

Total+		$65,913,038		$103,826,401		$1,321,479		$171,060,918

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$41,287,033		$	– 0	–	$41,287,033
Common Stocks:
Financials		1,463,298		1,114,001			– 0	–	2,577,299
Consumer Discretionary		1,453,862		758,501			– 0	–	2,212,363
Information Technology		1,380,000		311,021			– 0	–	1,691,021
Health Care		1,110,836		294,376			– 0	–	1,405,212
Industrials		653,418		695,066			– 0	–	1,348,484
Consumer Staples		624,935		645,133			– 0	–	1,270,068
Energy		741,866		182,385			– 0	–	924,251
Materials		208,551		212,899			– 0	–	421,450
Telecommunication Services		118,047		196,788			– 0	–	314,835
Utilities		160,585		70,567			– 0	–	231,152
Investment Companies		6,293,763		– 0	–		– 0	–	6,293,763
Warrants		2,219		17,558			– 0	–	19,777
Short-Term Investments		2,481,354		– 0	–		– 0	–	2,481,354

Total Investments in Securities		16,692,734		45,785,328			– 0	–	62,478,062
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	9,582			– 0	–	9,582
Inflation (CPI) Swaps		– 0	–	226			– 0	–	226
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(14,440)			– 0	–	(14,440)
Inflation (CPI) Swaps		– 0	–	(215,319)			– 0	–	(215,319)

Total+		$16,692,734		$45,565,377		$	– 0	–	$62,258,111

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	The Strategy held a security with zero market value at period end.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed Wealth Appreciation Strategy	Warrants			Corporates - Non- Investment Grades			Rights^^
Balance as of 8/31/13		$233,437			$192,821		$	– 0	–
Accrued discounts/(premiums)		– 0	–		320			– 0	–
Realized gain (loss)		– 0	–		(1,225)			– 0	–
Change in unrealized appreciation/depreciation		– 0	–		2,626			– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		(194,542)			– 0	–
Transfers out of Level 3		(233,437)			– 0	–		– 0	–

Balance as of 2/28/14	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciationfrom Investments held as of 2/28/14*	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/13		$426,258
Accrued discounts/(premiums)		320
Realized gain (loss)		(1,225)
Change in unrealized appreciation/depreciation		2,626
Purchases		– 0	–
Sales		– 0	–
Transfers in to Level 3		(194,542)
Transfers out of Level 3		(233,437)

Balance as of 2/28/14	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–

Tax-Managed Balanced Wealth Strategy	Municipal Obligations^			Warrants			Corporates - Non- Investment Grades
Balance as of 8/31/13		$1,574,155			$22,411			$20,116
Accrued discounts/(premiums)		1,645			– 0	–		33
Realized gain (loss)		(126,118)			– 0	–		(128)
Change in unrealized appreciation/depreciation		127,245			– 0	–		274
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		(255,448)			– 0	–		(20,295)
Transfers out of Level 3		– 0	–		(22,411)			– 0	–

Balance as of 2/28/14		$1,321,479		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*		$105,245		$	– 0	–	$	– 0	–

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Rights^^			Total
Balance as of 8/31/13	$	– 0	–		$1,616,682
Accrued discounts/(premiums)		– 0	–		1,678
Realized gain (loss)		– 0	–		(126,246)
Change in unrealized appreciation/depreciation		– 0	–		127,519
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		(275,743)
Transfers out of Level 3		– 0	–		(22,411)

Balance as of 2/28/14	$	– 0	–		$1,321,479	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–		$105,245

Tax-Managed Conservative Wealth Strategy	Warrants			Corporates - Non- Investment Grades			Rights^^
Balance as of 8/31/13		$21,611			$3,507		$	– 0	–
Accrued discounts/(premiums)		– 0	–		6			– 0	–
Realized gain (loss)		– 0	–		(23)			– 0	–
Change in unrealized appreciation/depreciation		– 0	–		48			– 0	–
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(3,538)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(21,611)			– 0	–		– 0	–

Balance as of 2/28/14	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/13		$25,118
Accrued discounts/(premiums)		6
Realized gain (loss)		(23)
Change in unrealized appreciation/depreciation		48
Purchases		– 0	–
Sales		(3,538)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(21,611)

Balance as of 2/28/14	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–

^^	The security which had zero market value at year end is no longer held by the Strategy.

^	The Strategy held a security with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the six months ended February 28, 2014, such waiver/reimbursement amounted to $125,161 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,182, $37,603 and $14,278 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the six months ended February 28, 2014.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2014 is as follows:

Tax-Managed Strategy	Market Value August 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$7,244	$65,262	$60,523	$11,983	$6
Balanced Wealth	1,732	33,706	27,404	8,034	2
Conservative Wealth	1,377	9,934	8,830	2,481	1

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies may invest in the AllianceBernstein Pooling Portfolios—Volatility Management Portfolio (“Volatility Management Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Strategies’ transactions in shares of the Volatility Management Portfolio for the six months ended February 28, 2014 is as follows:

Tax-Managed Strategy	Market Value August 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)*	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value February 28, 2014 (000)	Dividend Income (000)
Wealth Appreciation	$127,468	$17,960	$7,417	$595	$3,917	$142,523	$9,131
Balanced Wealth	21,982	5,590	4,626	227	587	23,760	1,635
Conservative Wealth	6,371	1,394	1,718	103	144	6,294	424

*	During the six months ended February 28, 2014, the Strategies had realized gain distributions from the Volatility Management Portfolio in the amounts of $4,057,425, $726,513 and $188,649 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2014 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$1,458	$	– 0	–	$1	$117
Balanced Wealth	2,144		24		434	280
Conservative Wealth	418		14		259	264

Brokerage commissions paid on investment transactions for the six months ended February 28, 2014 amounted to $218,894, $24,878 and $5,318 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $191 and $0; $27 and $0; and $6 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to ..30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2014, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$167,246,387	$171,646,886
Balanced Wealth	49,473,681	51,868,736
Conservative Wealth	8,294,874	13,536,169

There were no investment transactions in U.S. government securities during the six months ended February 28, 2014.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Tax-Managed Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$151,238,550	$(9,197,685)	$142,040,865
Balanced Wealth	18,876,501	(1,971,441)	16,905,060
Conservative Wealth	5,273,868	(574,758)	4,699,110

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2014, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy held futures for hedging purposes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2014, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2014, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes.

The Strategies typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategies typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategies’ net liability, held by the defaulting party, may be delayed or denied.

The Strategies’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of February 28, 2014, the Strategies had OTC derivatives with contingent features in net liability positions in the amount of $501,955, $275,443 and $220,172 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively. If a trigger event had occurred at February 28, 2014, for those derivatives in a net liability position, $501,955, $275,443 and $220,172 would be required to be posted by the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

At February 28, 2014, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on futures	$31,894	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	426,160		Unrealized depreciation of forward currency exchange contracts	$626,537

Total		$458,054			$626,537

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$80,507	$24,947

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(159,758)	(180,163)

Total		$(79,251)	$(155,216)

Tax-Managed Balanced Wealth Strategy

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on futures	$1,239	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	43,585		Unrealized depreciation of forward currency exchange contracts	$61,642

Interest rate contracts				Unrealized depreciation on inflation swaps	229,462

Total		$44,824			$291,104

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,421		$705

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(19,659)		(16,555)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(8,222)

Total		$(13,238)		$(24,072)

Tax-Managed Conservative Wealth Strategy

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,582	Unrealized depreciation of forward currency exchange contracts	$14,440

Interest rate contracts	Unrealized appreciation on inflation swaps	226	Unrealized depreciation on inflation swaps	215,319

Total		$9,808		$229,759

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,700)		$(4,048)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(13,065)

Total		$(7,700)		$(17,113)

The following tables represent the volume of the Strategies’ derivative transactions during the six months ended February 28, 2014:

Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$789,477
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$50,786,733
Average principal amount of sale contracts	$58,178,658
Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$63,924
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,259,186
Average principal amount of sale contracts	$6,018,189
Inflation Swaps:
Average notional amount	$12,328,571
Tax-Managed Conservative Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,236,642
Average principal amount of sale contracts	$1,438,934
Inflation Swaps:
Average notional amount	$5,728,571

For financial reporting purposes, the Strategies do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Strategies’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategies as of February 28, 2014:

Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$171,555	$(92,904)		$	– 0	–	$78,651
Credit Suisse International	8,044	– 0	–		– 0	–	8,044
Exchange-Traded Goldman Sachs Co.*	216	– 0	–		– 0	–	216
Morgan Stanley & Co., Inc.	12,959	(12,959)			– 0	–	– 0	–
Standard Chartered Bank	10,095	– 0	–		– 0	–	10,095
State Street Bank & Trust Co.	202,892	(18,719)			– 0	–	184,173
UBS AG	20,615	– 0	–		– 0	–	20,615

Total	$426,376	$(124,582)		$	– 0	–	$301,794

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
BNP Paribas SA	$92,904	$(92,904)		$	– 0	–	$ – 0	–
Goldman Sachs Bank USA	34,429	– 0	–		– 0	–	34,429
HSBC Bank USA	120,542	– 0	–		– 0	–	120,542
Morgan Stanley & Co., Inc.	35,419	(12,959)			– 0	–	22,460
Royal Bank of Scotland PLC	324,524	– 0	–		– 0	–	324,524
State Street Bank & Trust Co.	18,719	(18,719)			– 0	–	– 0	–

Total	$626,537	$(124,582)		$	– 0	–	$501,955

*	Cash has been posted for initial margin requirements for open futures outstanding at February 28, 2014.

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Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$9,402	$(8,840)		$	– 0	–	$562
Exchange-Traded Goldman Sachs Co.*	8	– 0	–		– 0	–	8
Standard Chartered Bank	1,004	– 0	–		– 0	–	1,004
State Street Bank & Trust Co.	33,179	(6,821)			– 0	–	26,358

Total	$43,593	$(15,661)		$	– 0	–	$27,932

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$101,220	$ – 0	–	$	– 0	–	$101,220
BNP Paribas SA	8,840	(8,840)			– 0	–	– 0	–
Citibank, NA	7,950	– 0	–		– 0	–	7,950
Goldman Sachs International	111,639	– 0	–		– 0	–	111,639
HSBC Bank USA	12,001	– 0	–		– 0	–	12,001
Morgan Stanley & Co., Inc.	981	– 0	–		– 0	–	981
Morgan Stanley Capital Services LLC	8,653	– 0	–		– 0	–	8,653
Royal Bank of Scotland PLC	32,999	– 0	–		– 0	–	32,999
State Street Bank & Trust Co.	6,821	(6,821)			– 0	–	– 0	–

Total	$291,104	$(15,661)		$	– 0	–	$275,443

*	Cash has been posted for initial margin requirements for open futures outstanding at February 28, 2014.

Tax-Managed Conservative Wealth Strategy

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$226	$(226)		$	– 0	–	$	– 0	–
Standard Chartered Bank	221	– 0	–		– 0	–		221
State Street Bank & Trust Co.	9,361	(9,361)			– 0	–		– 0	–

Total	$9,808	$(9,587)		$	– 0	–		$221

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$163,639	$(226)		$	– 0	–	$163,413
Barclays Bank PLC Wholesale	38	– 0	–		– 0	–	38
Citibank, NA	1,383	– 0	–		– 0	–	1,383
Morgan Stanley Capital Services LLC	50,297	– 0	–		– 0	–	50,297
State Street Bank & Trust Co.	14,402	(9,361)			– 0	–	5,041

Total	$229,759	$(9,587)		$	– 0	–	$220,172

2. Currency Transactions

The Strategies may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	94,486	137,172	$1,419,555	$1,801,198

Shares issued in reinvestment of dividends	45,276	14,317	670,981	175,963

Shares converted from Class B	35,176	76,051	521,657	969,490

Shares redeemed	(140,552)	(740,597)	(2,109,759)	(9,606,310)

Net increase (decrease)	34,386	(513,057)	$502,434	$(6,659,659)

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Wealth Appreciation Strategy
	Shares			Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013		Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class B
Shares sold	2,621	6,117		$38,218	$80,019

Shares issued in reinvestment of dividends	1,904	– 0	–	27,895	– 0	–

Shares converted to Class A	(35,804)	(77,267)		(521,657)	(969,490)

Shares redeemed	(9,039)	(76,572)		(134,141)	(962,482)

Net decrease	(40,318)	(147,722)		$(589,685)	$(1,851,953)

Class C
Shares sold	37,079	46,505		$548,461	$618,741

Shares issued in reinvestment of dividends	11,838	– 0	–	173,309	– 0	–

Shares redeemed	(145,010)	(400,297)		(2,119,514)	(5,095,211)

Net decrease	(96,093)	(353,792)		$(1,397,744)	$(4,476,470)

Advisor Class
Shares sold	3,829,228	11,063,176		$57,940,876	$144,189,574

Shares issued in reinvestment of dividends	843,970	352,742		12,532,959	4,345,774

Shares redeemed	(4,721,003)	(15,760,286)		(71,005,694)	(205,936,309)

Net decrease	(47,805)	(4,344,368)		$(531,859)	$(57,400,961)

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	351,596	399,501	$4,737,093	$5,168,158

Shares issued in reinvestment of dividends	40,233	81,311	534,977	1,030,948

Shares converted from Class B	77,897	237,704	1,042,866	3,032,445

Shares redeemed	(604,737)	(1,737,125)	(8,144,140)	(22,153,871)

Net decrease	(135,011)	(1,018,609)	$(1,829,204)	$(12,922,320)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class B
Shares sold	5,376	12,496	$72,344	$159,206

Shares issued in reinvestment of dividends	1,000	2,960	13,404	37,457

Shares converted to Class A	(77,646)	(237,146)	(1,042,866)	(3,032,445)

Shares redeemed	(44,187)	(156,407)	(595,742)	(1,996,816)

Net decrease	(115,457)	(378,097)	$(1,552,860)	$(4,832,598)

Class C
Shares sold	64,915	136,556	$881,606	$1,752,884

Shares issued in reinvestment of dividends	5,092	10,728	68,268	136,303

Shares redeemed	(149,579)	(681,657)	(2,022,188)	(8,687,394)

Net decrease	(79,572)	(534,373)	$(1,072,314)	$(6,798,207)

Advisor Class
Shares sold	445,910	853,637	$6,018,263	$10,924,268

Shares issued in reinvestment of dividends	13,518	21,204	179,881	269,509

Shares redeemed	(177,944)	(574,659)	(2,412,992)	(7,350,986)

Net increase	281,484	300,182	$3,785,152	$3,842,791

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	117,413	405,466	$1,372,019	$4,643,955

Shares issued in reinvestment of dividends and distributions	96,460	25,486	1,107,951	289,777

Shares converted from Class B	38,177	110,183	443,604	1,255,957

Shares redeemed	(459,311)	(1,017,763)	(5,371,521)	(11,653,164)

Net decrease	(207,261)	(476,628)	$(2,447,947)	$(5,463,475)

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class B
Shares sold	3,146	6,621	$37,353	$78,242

Shares issued in reinvestment of dividends and distributions	4,687	414	55,395	4,830

Shares converted to Class A	(37,116)	(107,077)	(443,604)	(1,255,957)

Shares redeemed	(28,230)	(73,416)	(340,831)	(867,038)

Net decrease	(57,513)	(173,458)	$(691,687)	$(2,039,923)

Class C
Shares sold	42,432	93,441	$507,259	$1,103,077

Shares issued in reinvestment of dividends and distributions	30,490	2,198	360,706	25,651

Shares redeemed	(126,388)	(387,621)	(1,521,648)	(4,577,112)

Net decrease	(53,466)	(291,982)	$(653,683)	$(3,448,384)

Advisor Class
Shares sold	113,169	151,780	$1,324,605	$1,746,921

Shares issued in reinvestment of dividends and distributions	16,155	4,114	185,909	46,927

Shares redeemed	(101,662)	(95,081)	(1,181,107)	(1,100,586)

Net increase	27,662	60,813	$329,407	$693,262

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2014.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

Tax-Managed Wealth Appreciation Strategy	2013	2012
Distributions paid from:
Ordinary income	$5,205,901	$9,038,732

Total taxable distributions	5,205,901	9,038,732

Total distributions paid	$5,205,901	$9,038,732

Tax-Managed Balanced Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$529,744	$1,225,550

Total taxable distributions	529,744	1,225,550
Tax exempt distributions	1,187,125	1,730,112

Total distributions paid	$1,716,869	$2,955,662

Tax-Managed Conservative Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$171,724	$447,554

Total taxable distributions	171,724	447,554
Tax exempt distributions	252,551	506,208

Total distributions paid	$424,275	$953,762

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Undistributed Capital Gains		Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$4,952,123	$	– 0 –	$(80,830,416)	$97,309,927	$21,431,634
Balanced Wealth	456,181		– 0 –	(3,878,127)	11,268,183	7,846,237
Conservative Wealth	106,932		1,296,732	– 0 –	3,136,272	4,539,936

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)

During the fiscal year ended August 31, 2013 all three Strategies utilized capital loss carryforwards to offset current year net realized gains, and two of the Strategies also had net capital loss carryforwards at August 31, 2013. Tax-Managed Wealth Appreciation Strategy utilized $27,348,683 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $80,330,884 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $5,482,311 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $3,878,127 at fiscal year end. Tax-Managed Conservative Wealth Strategy utilized $208,753 of capital loss carryforwards during the fiscal year, and had no capital loss carryforward at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Tax-Managed Wealth Appreciation Strategy elected to defer $499,532 of post-October short-term capital losses that are deemed to arise on September 1, 2013.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2013, two of the Strategies had net capital loss carryforwards which will expire as follows:

Tax-Managed Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$80,330,884	n/a	2018
Balanced Wealth	3,878,127	n/a	2018

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class A
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 13.86		$ 11.85		$ 11.36		$ 10.18		$ 10.35		$ 12.98

Income From Investment Operations
Net investment income(a)	.26		.10		.11		.10		.09		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.76		1.98		.53		1.20		(.12)		(2.65)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.02		2.08		.64		1.30		(.03)		(2.51)

Less: Dividends
Dividends from net investment income	(.32)		(.07)		(.15)		(.12)		(.14)		(.12)

Net asset value, end of period	$ 15.56		$ 13.86		$ 11.85		$ 11.36		$ 10.18		$ 10.35

Total Return
Total investment return based on net asset value(c)	14.66%		17.65	%*	5.76	%*	12.74	%*	(.37	) %*	(19.21	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,138		$32,587		$33,959		$39,441		$51,952		$72,253
Ratio to average net assets of:
Expenses	1.05	%^	1.07%		1.08%		1.05	%+	1.05	%+	1.11%
Net investment income	3.41	%^	.80%		.93%		.82	%+	.83	%+	1.58%
Portfolio turnover rate	25%		46%		93%		73%		82%		111%

See footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class B
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 13.61		$ 11.66		$ 11.14		$ 9.99		$ 10.16		$ 12.70

Income From Investment Operations
Net investment income(a)	.18		.01		.02		.01		.01		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75		1.94		.54		1.17		(.11)		(2.59)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.93		1.95		.56		1.18		(.10)		(2.52)

Less: Dividends
Dividends from net investment income	(.18)		– 0	–	(.04)		(.03)		(.07)		(.02)

Net asset value, end of period	$ 15.36		$ 13.61		$ 11.66		$ 11.14		$ 9.99		$ 10.16

Total Return
Total investment return based on net asset value(c)	14.25%		16.72	%*	5.08	%*	11.83	%*	(1.06	)%*	(19.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,439		$2,709		$4,043		$7,297		$9,283		$12,827
Ratio to average net assets of:
Expenses	1.77	%^	1.80%		1.82%		1.81	%+	1.81	%+	1.86%
Net investment income	2.50	%^	.08%		.19%		.07	%+	.06	%+	.81%
Portfolio turnover rate	25%		46%		93%		73%		82%		111%

See footnote summary on page 131.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class C
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$13.62		$11.67		$11.16		$10.00		$10.17		$12.71

Income From Investment Operations
Net investment income(a)	.19		.01		.03		.01		.01		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75		1.94		.53		1.18		(.11)		(2.60)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.94		1.95		.56		1.19		(.10)		(2.52)

Less: Dividends
Dividends from net investment income	(.20)		– 0	–	(.05)		(.03)		(.07)		(.02)

Net asset value, end of period	$ 15.36		$ 13.62		$ 11.67		$ 11.16		$ 10.00		$ 10.17

Total Return
Total investment return based on net asset value(c)	14.35%		16.71	%*	5.09	%*	11.92	%*	(1.06	)%*	(19.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,227		$16,589		$18,337		$22,611		$27,754		$34,643
Ratio to average net assets of:
Expenses	1.76	%^	1.78%		1.79%		1.78	%+	1.78	%+	1.83%
Net investment income	2.64	%^	.10%		.22%		.10	%+	.09	%+	.84%
Portfolio turnover rate	25%		46%		93%		73%		82%		111%

See footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 13.91		$ 11.90		$ 11.42		$ 10.23		$ 10.40		$ 13.07

Income From Investment Operations
Net investment income(a)	.28		.14		.14		.14		.12		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78		1.98		.53		1.21		(.12)		(2.68)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	2.06		2.12		.67		1.35		– 0	–	(2.51)

Less: Dividends
Dividends from net investment income	(.36)		(.11)		(.19)		(.16)		(.17)		(.16)

Net asset value, end of period	$ 15.61		$ 13.91		$ 11.90		$ 11.42		$ 10.23		$ 10.40

Total Return
Total investment return based on net asset value(c)	14.94%		17.95	%*	6.04	%*	13.13	%*	(.11	)%*	(19.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$655,957		$585,431		$552,610		$511,697		$448,476		$409,753
Ratio to average net assets of:
Expenses	.75	%^	.77%		.78%		.77	%+	.78	%+	.82%
Net investment income	3.68	%^	1.09%		1.23%		1.13	%+	1.12	%+	1.83%
Portfolio turnover rate	25%		46%		93%		73%		82%		111%

See footnote summary on page 131.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.87		$ 12.28		$ 11.88		$ 11.29		$ 11.07		$ 11.94

Income From Investment Operations
Net investment income(a)	.21		.17		.18		.21		.20		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83		.57		.44		.63		.22		(.87)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.04		.74		.62		.84		.42		(.64)

Less: Dividends
Dividends from net investment income	(.09)		(.15)		(.22)		(.25)		(.20)		(.23)

Net asset value, end of period	$ 13.82		$ 12.87		$ 12.28		$ 11.88		$ 11.29		$ 11.07

Total Return
Total investment return based on net asset value(c)	8.08%		6.08	%*	5.26	%*	7.39	%*	3.76	%*	(5.14	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,256		$89,453		$97,866		$115,446		$140,601		$174,795
Ratio to average net assets of:
Expenses	1.22	%^	1.24%		1.19%		1.17	%+	1.11	%+	1.10%
Net investment income	3.10	%^	1.32%		1.53%		1.71	%+	1.72	%+	2.21%
Portfolio turnover rate	32%		32%		55%		41%		44%		54%

See	footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.90		$ 12.29		$ 11.88		$ 11.30		$ 11.08		$ 11.94

Income From Investment Operations
Net investment income(a)	.16		.08		.10		.12		.12		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84		.58		.43		.62		.22		(.85)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.00		.66		.53		.74		.34		(.70)

Less: Dividends
Dividends from net investment income	(.03)		(.05)		(.12)		(.16)		(.12)		(.16)

Net asset value, end of period	$ 13.87		$ 12.90		$ 12.29		$ 11.88		$ 11.30		$ 11.08

Total Return
Total investment return based on net asset value(c)	7.75%		5.39	%*	4.49	%*	6.54	%*	3.02	%*	(5.78	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,997		$7,066		$11,386		$19,606		$24,819		$31,658
Ratio to average net assets of:
Expenses	1.93	%^	1.96%		1.91%		1.89	%+	1.83	%+	1.83%
Net investment income	2.33	%^	.62%		.82%		.98	%+	1.00	%+	1.48%
Portfolio turnover rate	32%		32%		55%		41%		44%		54%

See	footnote summary on page 131.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.92		$ 12.32		$ 11.92		$ 11.33		$ 11.11		$ 11.97

Income From Investment Operations
Net investment income(a)	.16		.08		.10		.12		.12		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84		.58		.43		.63		.22		(.85)
Contributions from Adviser	–	0 –	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.00		.66		.53		.75		.34		(.70)

Less: Dividends
Dividends from net investment income	(.03)		(.06)		(.13)		(.16)		(.12)		(.16)

Net asset value, end of period	$ 13.89		$ 12.92		$ 12.32		$ 11.92		$ 11.33		$ 11.11

Total Return
Total investment return based on net asset value(c)	7.78%		5.36	%*	4.48	%*	6.62	%*	3.01	%*	(5.76	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,612		$30,434		$35,615		$43,257		$51,940		$61,986
Ratio to average net assets of:
Expenses	1.93	%^	1.95%		1.90%		1.87	%+	1.82	%+	1.81%
Net investment income	2.39	%^	.62%		.83%		1.00	%+	1.02	%+	1.50%
Portfolio turnover rate	32%		32%		55%		41%		44%		54%

See	footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.88		$ 12.29		$ 11.89		$ 11.31		$ 11.08		$ 11.95

Income From Investment Operations
Net investment income(a)	.23		.21		.22		.25		.23		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84		.57		.44		.61		.23		(.86)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.07		.78		.66		.86		.46		(.60)

Less: Dividends
Dividends from net investment income	(.11)		(.19)		(.26)		(.28)		(.23)		(.27)

Net asset value, end of period	$ 13.84		$ 12.88		$ 12.29		$ 11.89		$ 11.31		$ 11.08

Total Return
Total investment return based on net asset value(c)	8.33%		6.37	%*	5.58	%*	7.59	%*	4.16	%*	(4.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,754		$27,789		$22,824		$17,257		$12,919		$8,687
Ratio to average net assets of:
Expenses	.92	%^	.94%		.90%		.87	%+	.82	%+	.80%
Net investment income	3.41	%^	1.60%		1.83%		2.02	%+	2.06	%+	2.50%
Portfolio turnover rate	32%		32%		55%		41%		44%		54%

See	footnote summary on page 131.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class A
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.47		$ 11.19		$ 10.94		$ 10.59		$ 10.44		$ 11.01

Income From Investment Operations
Net investment income(a)(d)	.12		.10		.13		.16		.18		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49		.27		.27		.39		.14		(.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.61		.37		.40		.55		.32		(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.09)		(.15)		(.20)		(.17)		(.23)
Distributions from net realized gain on investment transactions	(.30)		– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.35)		(.09)		(.15)		(.20)		(.17)		(.27)

Net asset value, end of period	$ 11.73		$ 11.47		$ 11.19		$ 10.94		$ 10.59		$ 10.44

Total Return
Total investment return based on net asset value(c)	5.35%		3.30	%*	3.72	%*	5.19%		3.07%		(2.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,390		$40,879		$45,221		$54,035		$65,732		$73,643
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%^	1.20%		1.20%		1.20	%+	1.20	%+	1.20%
Expenses, before waivers/reimbursements	1.59	%^	1.56%		1.47%		1.35	%+	1.27	%+	1.25%
Net investment income(d)	2.13	%^	.85%		1.18%		1.49	%+	1.63	%+	2.23%
Portfolio turnover rate	13%		29%		51%		37%		41%		48%

See footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class B
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.78		$ 11.50		$ 11.23		$ 10.86		$ 10.70		$ 11.27

Income From Investment Operations
Net investment income(a)(d)	.08		.02		.06		.09		.10		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51		.28		.27		.40		.15		(.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.59		.30		.33		.49		.25		(.38)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)		(.06)		(.12)		(.09)		(.15)
Distributions from net realized gain on investment transactions	(.30)		– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.30)		(.02)		(.06)		(.12)		(.09)		(.19)

Net asset value, end of period	$ 12.07		$ 11.78		$ 11.50		$ 11.23		$ 10.86		$ 10.70

Total Return
Total investment return based on net asset value(c)	5.08%		2.57	%*	2.93	%*	4.46%		2.35%		(3.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,998		$2,629		$4,562		$7,758		$11,813		$16,376
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%^	1.90%		1.90%		1.90	%+	1.90	%+	1.90%
Expenses, before waivers/reimbursements	2.30	%^	2.26%		2.20%		2.07	%+	1.99	%+	1.98%
Net investment income(d)	1.38	%^	.16%		.50%		.78	%+	.92	%+	1.54%
Portfolio turnover rate	13%		29%		51%		37%		41%		48%

See	footnote summary on page 131.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class C
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$11.78		$11.51		$11.24		$10.88		$10.71		$11.28

Income From Investment Operations
Net investment income(a)(d)	.09		.02		.05		.09		.10		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50		.27		.29		.39		.16		(.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.59		.29		.34		.48		.26		(.38)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)		(.07)		(.12)		(.09)		(.15)
Distributions from net realized gain on investment transactions	(.30)		– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.30)		(.02)		(.07)		(.12)		(.09)		(.19)

Net asset value, end of period	$ 12.07		$ 11.78		$ 11.51		$ 11.24		$ 10.88		$ 10.71

Total Return
Total investment return based on net asset value(c)	5.08%		2.53	%*	3.02	%*	4.37%		2.44%		(3.25	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,227		$15,498		$18,499		$22,580		$27,088		$30,079
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%^	1.90%		1.90%		1.90	%+	1.90	%+	1.90%
Expenses, before waivers/reimbursements	2.29	%^	2.26%		2.17%		2.05	%+	1.97	%+	1.96%
Net investment income(d)	1.42	%^	.16%		.48%		.79	%+	.93	%+	1.53%
Portfolio turnover rate	13%		29%		51%		37%		41%		48%

See footnote summary on page 131.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Advisor Class
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.50		$ 11.21		$ 10.96		$ 10.61		$ 10.46		$ 11.03

Income From Investment Operations
Net investment income(a)(d)	.15		.13		.16		.20		.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		.27		.28		.38		.14		(.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.63		.40		.44		.58		.35		(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.11)		(.19)		(.23)		(.20)		(.26)
Distributions from net realized gain on investment transactions	(.30)		– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.37)		(.11)		(.19)		(.23)		(.20)		(.30)

Net asset value, end of period	$ 11.76		$ 11.50		$ 11.21		$ 10.96		$ 10.61		$ 10.46

Total Return
Total investment return based on net asset value(c)	5.51%		3.62	%*	4.04	%*	5.51%		3.37%		(2.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,191		$5,734		$4,909		$4,913		$4,859		$5,423
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.90	%^	.90%		.90%		.90	%+	.90	%+	.90%
Expenses, before waivers/ reimbursements	1.29	%^	1.26%		1.17%		1.05	%+	.97	%+	.95%
Net investment income(d)	2.50	%^	1.15%		1.47%		1.79	%+	1.93	%+	2.54%
Portfolio turnover rate	13%		29%		51%		37%		41%		48%

See footnote summary on page 131.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.02%, 0.01% and 0.04%, respectively, and Tax-Managed Conservative Wealth Strategy for the years ended August 31, 2013 and August 31, 2012 by 0.01% and 0.01%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy3. Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Trustees on August 6-8, 2013.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, Volatility Management and Blend Currency.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/13 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$154.9	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$627.3	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$65.6	Tax-Managed Conservative Wealth Strategy

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s expense caps and gross expense ratios for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7] (2/28/13)	Fiscal Year End
Tax-Managed	Class A	1.20%	1.50%	August 31
Conservative Wealth	Class B	1.90%	2.21%
Strategy	Class C	1.90%	2.20%
	Advisor	0.90%	1.20%

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:6

Strategy	Total Expense Ratio (2/28/13)[7]			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.23 1.95 1.94 0.93	% % % %	August 31

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.07 1.80 1.77 0.77	% % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to

6	Semi-annual total expense ratios are unaudited.

7	Annualized

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.700	2/14
Tax-Managed Wealth Appreciation Strategy[12]	0.650	0.863	3/14
Tax-Managed Conservative Wealth Strategy	0.550	0.570	4/11

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

[12]	The Strategy’s EG includes the Strategy, four other Global Multi-Cap Core funds (“GMLC”) and nine Global Multi-Cap Growth funds (“GMLG”).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.194	1.161	9/14	1.160	22/35
Tax-Managed Wealth Appreciation Strategy[15]	1.079	1.380	2/14	1.498	2/36
Tax-Managed Conservative Wealth Strategy	1.199	1.122	8/11	1.074	22/26

Based on this analysis, Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; Tax-Managed Wealth Appreciation has a more favorable ranking on a total expense ratio basis than a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be repre-sented by more than just one fund.
14	Most recently completed fiscal year Class A share total expense ratio.
15	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Balanced Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$4,020
Tax-Managed Wealth Appreciation Strategy	$1,612
Tax-Managed Conservative Wealth Strategy	$2,758

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$861,135	$7,964
Tax-Managed Wealth Appreciation Strategy	$370,997	$2,877
Tax-Managed Conservative Wealth Strategy	$415,895	$2,693

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$93,856
Tax-Managed Wealth Appreciation Strategy	$124,739
Tax-Managed Conservative Wealth Strategy	$37,147

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Strategies relative to their Lipper Performance Groups (“PGs”) and Lipper Performance Universes (“PUs”)20 for the periods ended May 31, 2013.21

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[22]
1 year	11.26	15.54	15.85	14/14	85/94
3 year	6.69	10.21	10.05	11/11	79/80
5 year	2.49	4.58	4.57	11/11	65/74
10 year	4.59	6.30	6.37	7/7	45/47

Tax-Managed Wealth Appreciation Strategy[22]
1 year	24.69	29.31	25.33	5/5	12/22
3 year	10.42	10.86	10.85	4/5	13/18
5 year	-0.39	0.63	1.50	4/5	14/16

Tax-Managed Conservative Wealth Strategy[22]
1 year	7.01	10.86	10.65	11/11	62/74
3 year	4.50	8.79	7.96	10/10	64/67
5 year	2.12	4.98	4.88	9/10	58/61
10 year	3.17	6.15	5.63	7/7	25/25

19	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

20	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

22	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)23 versus their benchmarks for the periods ending May 31, 2013.24

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	11.26	6.69	2.49	4.59	5.95
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	13.78	10.34	5.56	6.04	7.28
Barclays Capital 5Yr GO Municipal Bond Index	1.51	3.59	4.74	3.93	5.08
S&P 500 Index	27.28	16.87	5.43	7.58	8.88
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	24.69	10.42	-0.39	N/A	4.52
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	26.77	13.82	2.68	N/A	7.95
S&P 500 Index	27.28	16.87	5.43	N/A	7.42
MSCI ACWI Ex USA Net Index	25.79	9.13	-1.62	N/A	8.58
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	7.01	4.50	2.12	3.17	4.96
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	8.73	7.66	5.35	5.26	6.47
Barclays Capital 5 Year GO Muni Bond Index	1.51	3.59	4.74	3.93	5.08
S&P 500 Index	27.28	16.87	5.43	7.58	8.82
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 15, 2013

23	The performance returns shown in the table are for the Class A shares of the Strategies.

24	The Adviser provided Strategy and benchmark performance return information.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

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Core Opportunities Fund

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Select US Equity Portfolio

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Tax-Managed Wealth Appreciation Strategy

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0214

SEMI-ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 28, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 10, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2014.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-

term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy invests approximately 92% of its assets in Underlying Portfolios that focus on growth and value investment styles and in U.S. and non-U.S. markets. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend for its equity investments is an equal weighting of growth and value style Underlying Portfolios (50% each). The Strategy invests approximately 8% of its assets in the Multi-Asset Real Return Underlying Portfolio.

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the growth and value components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

AllianceBernstein Balanced

Wealth Strategy Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 65% of Underlying Portfolios that invest primarily in equity securities and 35% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances,

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

AllianceBernstein Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 35% in Underlying Portfolios that invest primarily in equity securities and 65% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.
All fixed-income securities of the Short Duration Bond Underlying Portfolio and Global Core Bond Underlying Portfolios in which the Strategy invests will be of investment-grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 10-12 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 28, 2014. Each Strategy’s blended benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 60% Standard & Poor’s

(“S&P”) 500 Index/40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-U.S.; AllianceBernstein Balanced Wealth Strategy, 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index; and AllianceBernstein Conservative Wealth Strategy, 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

For the six-month period ended February 28, 2014, all share classes of the Wealth Appreciation and the Balanced Wealth Strategies underperformed the primary benchmark, the S&P 500 Index. All share classes of the Conservative Wealth Strategy outperformed the primary benchmark, the Barclays U.S. Aggregate Bond Index. Versus the blended benchmark, Class A, I and Advisor Class shares of the Wealth Appreciation Strategy outperformed, the rest of the share classes underperformed; all share classes of Balanced Wealth and Conservative Wealth Strategies underperformed the blended benchmark. The equity and Volatility Management Underlying Portfolios contributed most to overall portfolio returns and outperformed each of their respective benchmarks, with the exception of the U.S. Small-Mid Cap Value, International Growth and Multi-Asset Real Return Underlying Portfolios. The fixed income Underlying Portfolios outperformed their respective benchmarks for the six-month period.

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

For the 12-month period ended February 28, 2014, all share classes of the Wealth Appreciation Strategy underperformed the primary benchmark; Class A, I and Advisor Class shares outperformed the blended benchmark, all other share classes underperformed. All share classes of the Balanced Wealth Strategy underperformed the primary benchmark and the blended benchmark. All share classes of the Conservative Wealth Strategy outperformed the primary benchmark, and underperformed the blended benchmark. The International Growth and Multi-Asset Real Return Underlying Portfolios underperformed their respective benchmarks, while all other equity Underlying Portfolios outperformed their benchmarks. The fixed-income Underlying Portfolios had mixed performance. Bond Inflation Protection posted negative absolute returns, although it outperformed its benchmark. Global Bond Underlying Portfolio underperformed its benchmark; High-Yield and Short Duration Bond Underlying Portfolios outperformed their benchmarks.

The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods. The International Value Underlying Portfolio utilized currency forwards for hedging and investment purposes, and futures for investment purposes, which added to returns during both periods. The International Growth Underlying Portfolio utilized currency forwards for hedging and investment purposes, which detracted from returns during both periods. For both periods, the Short Duration Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning detracted for both periods. Currency forwards were utilized during both periods to hedge out non-dollar currency exposure; cross-currency swaps were also utilized for hedging purposes during both periods, which had an immaterial impact on performance. During both periods, the Global Core Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning detracted for both periods. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. The Bond Inflation Protection Underlying Portfolio utilized currency forwards for both establishing currency positions and for hedging purposes; overall currency positioning was positive for the six- and 12-month periods. Interest rate swaps were utilized during both periods to manage duration and yield curve positioning. Yield curve positioning did not have a meaningful impact for the six-month period; as interest rates rose early in the 12-month period, the Bond Inflation Protection Underlying Portfolio’s longer-duration positioning and overweight to the intermediate part of the curve detracted. Credit default swaps were utilized for investment purposes, and inflation swaps for hedging purposes, which had an immaterial impact during both periods. Leverage was used through

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

reverse repurchase agreements. During both periods, the High-Yield Underlying Portfolio utilized futures and interest rate swaps to manage the overall interest rate risk. Currency forwards, purchased and written swaptions and credit default swaps were used for hedging and investment purposes, which contributed to returns for both periods; purchased options for hedging and investment purposes, and dividend swaps for investment purposes, detracted for both periods. Written options were used for hedging and investment purposes, which detracted for the six-month period and contributed for the 12-month period. Total return swaps were utilized for investment purposes, which added for the six-month period and had an immaterial impact for the 12-month period. Leverage was utilized through reverse repurchase agreements. The Multi-Asset Real Return Underlying Portfolio utilized interest rate swaps for investment purposes, which detracted from performance for the six-month period and had an immaterial impact for the 12-month period; inflation swaps for hedging purposes, which detracted from performance during both periods; total return swaps for investment purposes, which added to returns for the six-month period and detracted for the 12-month period; currencies for hedging and investment purposes, which detracted for the six-month period and added for the 12-month period; futures for hedging and investment purposes, which added for both periods; and purchased and written options for hedging purposes, which added in the six-month period and detracted for the 12-month period. The Volatility Management Underlying Portfolio utilized purchased options for hedging and investment purposes during the 12-month period, which detracted from performance; written options for hedging and investment purposes during the 12-month period, which added to performance; and currency forwards, futures, and total return swaps for hedging and investment purposes, which added to performance during both periods.

Market Review and Investment Strategy

The global equity markets responded positively to economic improvement in key developed countries and the accommodative monetary policies of major central banks during the six-month period ended February 28, 2014. In the US, solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging-market equities continued to underperform developed-market equities as sluggish exports and weak domestic demand have hampered economic growth in several bellwether

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) began to rein in its bond purchase program.

The direction of the Fed’s policy also played a significant role in market activity in the six-month period. Fixed income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

The Underlying Portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize credit sectors with positive fundamentals over U.S. Treasuries.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the MSCI ACWI ex-U.S. and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	14.03%	20.14%

Class B*	13.61%	19.21%

Class C	13.63%	19.22%

Advisor Class**	14.18%	20.49%

Class R**	13.85%	19.65%

Class K**	13.99%	20.04%

Class I**	14.25%	20.48%

Primary Benchmark: S&P 500 Index	15.07%	25.37%

Secondary Benchmark: MSCI ACWI ex-U.S.	12.32%	12.25%

Blended Benchmark: 60% S&P 500 Index/ 40% MSCI ACWI ex-U.S.	14.00%	20.06%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	10.23%	12.76%

Class B*	9.88%	12.03%

Class C	9.88%	12.03%

Advisor Class**	10.46%	13.16%

Class R**	10.07%	12.41%

Class K**	10.26%	12.78%

Class I**	10.41%	13.11%

Primary Benchmark: S&P 500 Index	15.07%	25.37%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	2.84%	0.15%

Blended Benchmark: 65% S&P 500 Index/ 35% Barclays U.S. Aggregate Bond Index	10.73%	16.08%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	5.85%	6.09%

Class B*	5.46%	5.32%

Class C	5.47%	5.34%

Advisor Class**	6.03%	6.44%

Class R**	5.73%	5.68%

Class K**	5.87%	6.10%

Class I**	6.05%	6.45%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	2.84%	0.15%

Secondary Benchmark: S&P 500 Index	15.07%	25.37%

Blended Benchmark: 65% Barclays U.S. Aggregate Bond Index /35% S&P 500 Index	7.06%	8.52%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	13.97%	28.12%

Russell 1000 Value Index	13.46%	23.44%

AllianceBernstein U.S. Large Cap Growth Portfolio	21.04%	33.24%

Russell 1000 Growth Index	17.84%	29.14%

AllianceBernstein International Value Portfolio	15.30%	18.80%

MSCI ACWI ex-U.S.	12.32%	12.25%

AllianceBernstein International Growth Portfolio	9.88%	10.55%

MSCI ACWI ex-U.S.	12.32%	12.25%

AllianceBernstein Short Duration Bond Portfolio	0.93%	0.74%

BofA ML 1-3 Year Treasury Index	0.53%	0.51%

AllianceBernstein Global Core Bond Portfolio	3.30%	0.90%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	2.98%	1.74%

AllianceBernstein Bond Inflation Protection Portfolio	2.64%	-3.44%

Barclays 1-10 Year TIPS Index	1.65%	-3.94%

AllianceBernstein High-Yield Portfolio	8.42%	10.30%

Barclays U.S. High Yield 2% Issuer Cap Index	7.46%	8.36%

AllianceBernstein Small-Mid Cap Value Portfolio	16.62%	28.66%

Russell 2500 Value Index	16.79%	25.52%

AllianceBernstein Small-Mid Cap Growth Portfolio	20.94%	37.66%

Russell 2500 Growth Index	19.17%	35.03%

AllianceBernstein Multi-Asset Real Return Portfolio	6.49%	1.68%

MSCI AC World Commodity Producers Index	7.38%	2.92%

AllianceBernstein Volatility Management Portfolio	13.92%	18.82%

MSCI ACWI	13.57%	18.16%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.14%	15.06%
5 Years	18.91%	17.88%
10 Years	5.29%	4.84%

Class B Shares
1 Year	19.21%	15.21%
5 Years	18.04%	18.04%
10 Years	4.68%	4.68%

Class C Shares
1 Year	19.22%	18.22%
5 Years	18.08%	18.08%
10 Years	4.54%	4.54%

Advisor Class Shares†
1 Year	20.49%	20.49%
5 Years	19.28%	19.28%
10 Years	5.60%	5.60%

Class R Shares†
1 Year	19.65%	19.65%
5 Years	18.52%	18.52%
10 Years	4.94%	4.94%

Class K Shares†
1 Year	20.04%	20.04%
5 Years	18.87%	18.87%
Since Inception*	4.72%	4.72%

Class I Shares†
1 Year	20.48%	20.48%
5 Years	19.28%	19.28%
Since Inception*	5.06%	5.06%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.11%, 1.83%, 1.82%, 0.81%, 1.45%, 1.15% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.43%
5 Years	15.93%
10 Years	4.83%

Class B Shares
1 Year	12.70%
5 Years	16.08%
10 Years	4.68%

Class C Shares
1 Year	15.72%
5 Years	16.11%
10 Years	4.54%

Advisor Class Shares†
1 Year	17.87%
5 Years	17.27%
10 Years	5.60%

Class R Shares†
1 Year	17.04%
5 Years	16.52%
10 Years	4.93%

Class K Shares†
1 Year	17.42%
5 Years	16.88%
Since Inception*	4.68%

Class I Shares†
1 Year	17.78%
5 Years	17.25%
Since Inception*	5.01%

*	Inception date: 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.76%	7.95%
5 Years	15.78%	14.79%
10 Years	5.58%	5.12%

Class B Shares
1 Year	12.03%	8.03%
5 Years	14.95%	14.95%
10 Years	4.97%	4.97%

Class C Shares
1 Year	12.03%	11.03%
5 Years	14.96%	14.96%
10 Years	4.84%	4.84%

Advisor Class Shares†
1 Year	13.16%	13.16%
5 Years	16.13%	16.13%
10 Years	5.90%	5.90%

Class R Shares†
1 Year	12.41%	12.41%
5 Years	15.36%	15.36%
10 Years	5.22%	5.22%

Class K Shares†
1 Year	12.78%	12.78%
5 Years	15.71%	15.71%
Since Inception*	5.25%	5.25%

Class I Shares†
1 Year	13.11%	13.11%
5 Years	16.13%	16.13%
Since Inception*	5.60%	5.60%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 1.74%, 1.73%, 0.73%, 1.39%, 1.08% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.31%
5 Years	13.36%
10 Years	5.06%

Class B Shares
1 Year	6.23%
5 Years	13.51%
10 Years	4.92%

Class C Shares
1 Year	9.22%
5 Years	13.55%
10 Years	4.78%

Advisor Class Shares†
1 Year	11.42%
5 Years	14.68%
10 Years	5.84%

Class R Shares†
1 Year	10.59%
5 Years	13.92%
10 Years	5.15%

Class K Shares†
1 Year	10.96%
5 Years	14.29%
Since Inception*	5.20%

Class I Shares†
1 Year	11.37%
5 Years	14.67%
Since Inception*	5.55%

*	Inception date: 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.09%	1.58%
5 Years	9.89%	8.93%
10 Years	4.29%	3.84%

Class B Shares
1 Year	5.32%	1.32%
5 Years	9.11%	9.11%
10 Years	3.68%	3.68%

Class C Shares
1 Year	5.34%	4.34%
5 Years	9.12%	9.12%
10 Years	3.55%	3.55%

Advisor Class Shares†
1 Year	6.44%	6.44%
5 Years	10.23%	10.23%
10 Years	4.60%	4.60%

Class R Shares†
1 Year	5.68%	5.68%
5 Years	9.51%	9.51%
10 Years	3.94%	3.94%

Class K Shares†
1 Year	6.10%	6.10%
5 Years	9.85%	9.85%
Since Inception*	4.13%	4.13%

Class I Shares†
1 Year	6.45%	6.45%
5 Years	10.22%	10.22%
Since Inception*	4.45%	4.45%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.06%, 1.77%, 1.76%, 0.76%, 1.42%, 1.1% and 0.78% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014(unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.57%
5 Years	8.07%
10 Years	3.73%

Class B Shares
1 Year	0.37%
5 Years	8.25%
10 Years	3.59%

Class C Shares
1 Year	3.38%
5 Years	8.26%
10 Years	3.46%

Advisor Class Shares†
1 Year	5.46%
5 Years	9.36%
10 Years	4.50%

Class R Shares†
1 Year	4.70%
5 Years	8.62%
10 Years	3.84%

Class K Shares†
1 Year	5.06%
5 Years	8.96%
Since Inception*	4.08%

Class I Shares†
1 Year	5.48%
5 Years	9.35%
Since Inception*	4.41%

*	Inception date: 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for Class K and I is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF FEBRUARY 28, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	28.12%
5 Year	22.76%
Since Inception*	5.71%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	33.24%
5 Year	22.20%
Since Inception*	8.13%

AllianceBernstein International Value Portfolio
1 Year	18.80%
5 Year	15.65%
Since Inception*	3.89%

AllianceBernstein International Growth Portfolio
1 Year	10.55%
5 Year	11.14%
Since Inception*	2.30%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	0.74%
5 Year	3.20%
Since Inception*	2.53%

AllianceBernstein Global Core Bond Portfolio
1 Year	0.90%
5 Year	8.13%
Since Inception*	5.58%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.44%
5 Year	6.24%
Since Inception*	4.91%

AllianceBernstein High-Yield Portfolio
1 Year	10.30%
5 Year	20.77%
Since Inception*	9.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	28.66%
5 Years	29.27%
Since Inception*	10.31%

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF FEBRUARY 28, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	37.66%
5 Year	33.29%
Since Inception*	14.58%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.68%
5 Year	18.26%
Since Inception*	4.26%

AllianceBernstein Volatility Management Portfolio
1 Year	18.82%
Since Inception**	9.50%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	25.27%
5 Year	20.95%
Since Inception*	5.93%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	26.13%
5 Year	19.61%
Since Inception*	7.72%

AllianceBernstein International Value Portfolio
1 Year	17.58%
5 Year	13.54%
Since Inception*	3.78%

AllianceBernstein International Growth Portfolio
1 Year	11.31%
5 Year	10.35%
Since Inception*	2.48%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	0.72%
5 Year	3.10%
Since Inception*	2.51%

AllianceBernstein Global Core Bond Portfolio
1 Year	0.42%
5 Year	7.69%
Since Inception*	5.53%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-4.28%
5 Year	5.16%
Since Inception*	4.81%

AllianceBernstein High-Yield Portfolio
1 Year	9.49%
5 Year	20.15%
Since Inception*	9.52%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	24.97%
5 Years	27.00%
Since Inception*	10.42%

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	26.96%
5 Year	29.22%
Since Inception*	13.80%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.69%
5 Year	16.48%
Since Inception*	4.29%

AllianceBernstein Volatility Management Portfolio
1 Year	16.97%
Since Inception**	9.43%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,140.30	$5.68	1.07%
Hypothetical**	$1,000	$1,019.49	$5.36	1.07%
Class B
Actual	$1,000	$1,136.10	$9.43	1.78%
Hypothetical**	$1,000	$1,015.97	$8.90	1.78%
Class C
Actual	$1,000	$1,136.30	$9.43	1.78%
Hypothetical**	$1,000	$1,015.97	$8.90	1.78%

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,141.80	$4.09	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class R
Actual	$1,000	$1,138.50	$7.64	1.44%
Hypothetical**	$1,000	$1,017.65	$7.20	1.44%
Class K
Actual	$1,000	$1,139.90	$6.00	1.13%
Hypothetical**	$1,000	$1,019.19	$5.66	1.13%
Class I
Actual	$1,000	$1,142.50	$4.25	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,102.30	$5.32	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class B
Actual	$1,000	$1,098.80	$8.95	1.72%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%
Class C
Actual	$1,000	$1,098.80	$8.95	1.72%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%
Advisor Class
Actual	$1,000	$1,104.60	$3.76	0.72%
Hypothetical**	$1,000	$1,021.22	$3.61	0.72%
Class R
Actual	$1,000	$1,100.70	$7.03	1.35%
Hypothetical**	$1,000	$1,018.10	$6.76	1.35%
Class K
Actual	$1,000	$1,102.60	$5.42	1.04%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%
Class I
Actual	$1,000	$1,104.10	$3.70	0.71%
Hypothetical**	$1,000	$1,021.27	$3.56	0.71%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.50	$5.46	1.07%
Hypothetical**	$1,000	$1,019.49	$5.36	1.07%
Class B
Actual	$1,000	$1,054.60	$9.07	1.78%
Hypothetical**	$1,000	$1,015.97	$8.90	1.78%
Class C
Actual	$1,000	$1,054.70	$9.07	1.78%
Hypothetical**	$1,000	$1,015.97	$8.90	1.78%
Advisor Class
Actual	$1,000	$1,060.30	$3.98	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%
Class R
Actual	$1,000	$1,057.30	$7.14	1.40%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%
Class K
Actual	$1,000	$1,058.70	$5.51	1.08%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%
Class I
Actual	$1,000	$1,060.50	$3.88	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Expense Example

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,533.6

*	All data are as of February 28, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-278. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,346.5

*	All data are as of February 28, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-278. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $392.0

*	All data are as of February 28, 2014. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-278. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 100.1%
International Growth Portfolio	24,616,950	$219,829,365
International Value Portfolio	27,565,014	223,827,911
Multi-Asset Real Return Portfolio	14,166,986	120,986,064
Small-Mid Cap Growth Portfolio	6,217,808	80,831,503
Small-Mid Cap Value Portfolio	6,110,622	81,637,905
U.S. Large Cap Growth Portfolio	15,830,117	249,799,251
U.S. Value Portfolio	20,253,274	249,925,394
Volatility Management Portfolio	26,241,161	307,808,820

Total Investments – 100.1% (cost $1,294,458,044)		1,534,646,213
Other assets less liabilities – (0.1)%		(1,087,115)

Net Assets – 100.0%		$1,533,559,098

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 65.6%
International Growth Portfolio	12,191,936	$108,873,992
International Value Portfolio	13,430,767	109,057,824
Multi-Asset Real Return Portfolio	7,957,457	67,956,679
Small-Mid Cap Growth Portfolio	2,369,052	30,797,675
Small-Mid Cap Value Portfolio	2,328,211	31,104,896
U.S. Large Cap Growth Portfolio	8,366,651	132,025,749
U.S. Value Portfolio	10,735,794	132,479,703
Volatility Management Portfolio	23,069,624	270,606,694

		882,903,212

The AllianceBernstein Pooling Portfolios - Fixed Income – 34.6%
Bond Inflation Protection Portfolio	10,693,394	106,506,209
Global Core Bond Portfolio	25,710,583	264,819,006
High-Yield Portfolio	8,730,717	94,640,970

		465,966,185

Total Investments – 100.2% (cost $1,164,592,266)		1,348,869,397
Other assets less liabilities – (0.2)%		(2,340,155)

Net Assets – 100.0%		$1,346,529,242

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 65.0%
Bond Inflation Protection Portfolio	3,941,996	$39,262,275
Global Core Bond Portfolio	10,475,827	107,901,017
Short Duration Bond Portfolio	11,373,737	107,481,818

		254,645,110

The AllianceBernstein Pooling Portfolios - Equity – 35.2%
International Growth Portfolio	1,877,183	16,763,240
International Value Portfolio	2,068,075	16,792,768
Multi-Asset Real Return Portfolio	691,560	5,905,920
Small-Mid Cap Growth Portfolio	228,694	2,973,018
Small-Mid Cap Value Portfolio	224,623	3,000,969
U.S. Large Cap Growth Portfolio	1,370,069	21,619,697
U.S. Value Portfolio	1,758,960	21,705,568
Volatility Management Portfolio	4,194,313	49,199,291

		137,960,471

Total Investments – 100.2% (cost $351,845,111)		392,605,581
Other assets less liabilities – (0.2)%		(613,678)

Net Assets – 100.0%		$391,991,903

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2014 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,294,458,044)	$1,534,646,213
Receivable for investments sold	1,800,277
Receivable for shares of beneficial interest sold	1,448,687

Total assets	1,537,895,177

Liabilities
Payable for shares of beneficial interest redeemed	2,969,863
Advisory fee payable	749,146
Distribution fee payable	257,395
Transfer Agent fee payable	167,391
Accrued expenses	192,284

Total liabilities	4,336,079

Net Assets	$1,533,559,098

Composition of Net Assets
Shares of beneficial interest, at par	$1,028
Additional paid-in capital	1,530,780,859
Undistributed net investment income	19,109,621
Accumulated net realized loss on investment transactions	(256,520,579)
Net unrealized appreciation on investments	240,188,169

$1,533,559,098

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$412,285,023	27,576,684	$14.95	*

B	$73,045,336	4,905,020	$14.89

C	$136,924,547	9,207,397	$14.87

Advisor	$883,025,998	59,173,866	$14.92

R	$5,739,274	386,322	$14.86

K	$18,248,731	1,227,740	$14.86

I	$4,290,189	288,006	$14.90

*	The maximum offering price per share for Class A shares was $15.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,164,592,266)	$1,348,869,397
Receivable for investments sold	1,497,594
Receivable for shares of beneficial interest sold	623,785

Total assets	1,350,990,776

Liabilities
Payable for shares of beneficial interest redeemed	2,893,059
Advisory fee payable	561,220
Distribution fee payable	503,922
Transfer Agent fee payable	209,993
Accrued expenses	293,340

Total liabilities	4,461,534

Net Assets	$1,346,529,242

Composition of Net Assets
Shares of beneficial interest, at par	$988
Additional paid-in capital	1,421,081,948
Distributions in excess of net investment income	(2,625,731)
Accumulated net realized loss on investment transactions	(256,205,094)
Net unrealized appreciation on investments	184,277,131

$1,346,529,242

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$765,977,473	56,101,057	$13.65	*

B	$149,967,379	11,083,383	$13.53

C	$271,853,452	20,062,390	$13.55

Advisor	$105,246,213	7,672,253	$13.72

R	$13,125,819	965,773	$13.59

K	$26,901,301	1,975,588	$13.62

I	$13,457,605	983,781	$13.68

*	The maximum offering price per share for Class A shares was $14.26 which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $351,845,111)	$392,605,581
Receivable for investments sold	191,510
Receivable for shares of beneficial interest sold	81,559

Total assets	392,878,650

Liabilities
Payable for shares of beneficial interest redeemed	347,005
Distribution fee payable	164,826
Advisory fee payable	164,528
Transfer Agent fee payable	67,486
Accrued expenses	142,902

Total liabilities	886,747

Net Assets	$391,991,903

Composition of Net Assets
Shares of beneficial interest, at par	$326
Additional paid-in capital	396,051,669
Distributions in excess of net investment income	(719,889)
Accumulated net realized loss on investment transactions	(44,100,673)
Net unrealized appreciation on investments	40,760,470

$391,991,903

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$213,536,679	17,710,521	$12.06	*

B	$45,321,209	3,792,757	$11.95

C	$100,348,705	8,398,947	$11.95

Advisor	$14,801,397	1,223,642	$12.10

R	$7,188,936	595,737	$12.07

K	$10,042,780	834,320	$12.04

I	$752,197	62,293	$12.08

*	The maximum offering price per share for Class A shares was $12.60 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2014 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$48,844,714	$42,931,448	$8,853,028

Expenses
Advisory fee (see Note B)	4,892,448	3,720,172	1,102,911
Distribution fee – Class A	608,741	1,141,967	326,464
Distribution fee – Class B	385,792	800,946	245,544
Distribution fee – Class C	681,693	1,360,255	515,507
Distribution fee – Class R	14,661	41,655	18,415
Distribution fee – Class K	22,648	33,222	11,929
Transfer agency – Class A	181,102	494,505	146,343
Transfer agency – Class B	38,663	107,923	33,946
Transfer agency – Class C	64,456	181,462	70,618
Transfer agency – Advisor Class	383,066	66,885	9,185
Transfer agency – Class R	7,623	21,661	9,576
Transfer agency – Class K	18,118	26,578	9,301
Transfer agency – Class I	2,521	7,959	504
Printing	94,653	108,254	31,939
Registration fees	47,754	46,958	41,635
Custodian	31,916	32,024	32,024
Trustees’ fees	30,209	30,209	30,209
Legal	19,486	19,488	19,488
Audit	14,373	14,373	14,373
Miscellaneous	17,377	18,962	7,813

Total expenses	7,557,300	8,275,458	2,677,724

Net investment income	41,287,414	34,655,990	6,175,304

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares	8,500,160	13,223,170	4,096,699
Net realized gain distributions from affiliated Underlying Portfolios	52,966,919	31,640,916	5,502,723
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	92,636,477	50,317,923	6,606,667

Net gain on investment transactions	154,103,556	95,182,009	16,206,089

Net Increase in Net Assets from Operations	$195,390,970	$129,837,999	$22,381,393

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$41,287,414	$7,492,034
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	8,500,160	(32,948,276)
Net realized gain distributions from affiliated Underlying Portfolios	52,966,919	23,848,628
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	92,636,477	215,852,862

Net increase in net assets from operations	195,390,970	214,245,248
Dividends to Shareholders from
Net investment income
Class A	(7,497,358)	(3,318,812)
Class B	(534,151)	– 0	–
Class C	(1,256,342)	(56,564)
Advisor Class	(19,219,440)	(9,207,335)
Class R	(74,719)	– 0	–
Class K	(328,012)	(139,066)
Class I	(95,327)	(41,603)
Transactions in Shares of Beneficial Interest
Net decrease	(49,338,566)	(227,386,081)

Total increase (decrease)	117,047,055	(25,904,213)
Net Assets
Beginning of period	1,416,512,043	1,442,416,256

End of period (including undistributed net investment income of $19,109,621 and $6,827,556, respectively)	$1,533,559,098	$1,416,512,043

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,655,990		$23,342,080
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	13,223,170		(1,623,623)
Net realized gain distributions from affiliated Underlying Portfolios	31,640,916		18,043,420
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	50,317,923		87,426,068

Net increase in net assets from operations	129,837,999		127,187,945
Dividends and Distributions to Shareholders from
Net investment income
Class A	(21,149,159)		(13,838,754)
Class B	(4,050,692)		(2,980,171)
Class C	(6,990,883)		(4,065,644)
Advisor Class	(2,953,558)		(1,944,900)
Class R	(468,665)		(310,464)
Class K	(759,565)		(464,673)
Class I	(385,330)		(261,343)
Return of capital
Class A	– 0	–	(174,104)
Class B	– 0	–	(37,493)
Class C	– 0	–	(51,149)
Advisor Class	– 0	–	(24,469)
Class R	– 0	–	(3,906)
Class K	– 0	–	(5,846)
Class I	– 0	–	(3,288)
Transactions in Shares of Beneficial Interest
Net decrease	(59,580,500)		(274,442,254)

Total increase (decrease)	33,499,647		(171,420,513)
Net Assets
Beginning of period	1,313,029,595		1,484,450,108

End of period (including distributions in excess of net investment income of ($2,625,731) and ($523,869), respectively)	$1,346,529,242		$1,313,029,595

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$6,175,304	$6,378,204
Net realized gain on sale of affiliated Underlying Portfolio shares	4,096,699	3,942,204
Net realized gain distributions from affiliated Underlying Portfolios	5,502,723	4,458,852
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	6,606,667	2,210,273

Net increase in net assets from operations	22,381,393	16,989,533
Dividends to Shareholders from
Net investment income
Class A	(3,656,675)	(4,035,785)
Class B	(705,952)	(843,787)
Class C	(1,501,887)	(1,479,459)
Advisor Class	(237,787)	(215,031)
Class R	(117,027)	(105,205)
Class K	(169,316)	(151,778)
Class I	(16,581)	(19,722)
Transactions in Shares of Beneficial Interest
Net decrease	(29,213,168)	(93,450,528)

Total decrease	(13,237,000)	(83,311,762)
Net Assets
Beginning of period	405,228,903	488,540,665

End of period (including distributions in excess of net investment income of ($719,889) and ($489,968), respectively)	$391,991,903	$405,228,903

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2014 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2014:

Investments in Underlying Securities*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Investment Companies	$1,534,646,213	$	– 0	–	$	– 0	–	$1,534,646,213

Balanced Wealth Strategy
Investment Companies	1,348,869,397		– 0	–		– 0	–	1,348,869,397

Conservative Wealth Strategy
Investment Companies	392,605,581		– 0	–		– 0	–	392,605,581

*	There were no transfers between Level 1 and Level 2 during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $254,185, $257,123 and $76,299 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 28, 2014.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2014 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$10,810	$4,204	$5,687	$2,547
Balanced Wealth	22,215	7,111	10,982	4,829
Conservative Wealth	5,352	1,400	2,978	1,325

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategies’ shares.

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2014 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$105,151,416	$88,947,579
Balanced Wealth	78,260,908	108,076,372
Conservative Wealth	16,181,437	40,359,396

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$251,267,764	$(11,079,595)	$240,188,169
Balanced Wealth	193,203,855	(8,926,724)	184,277,131
Conservative Wealth	42,114,414	(1,353,944)	40,760,470

1. Currency Transactions

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Wealth Appreciation Strategy
Shares	Amount
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	711,746	1,770,240	$10,255,547	$22,526,194

Shares issued in reinvestment of dividends	503,044	264,657	7,148,256	3,170,594

Shares converted from Class B	654,084	1,365,949	9,315,908	17,321,112

Shares redeemed	(2,895,545)	(9,752,759)	(41,773,817)	(123,192,289)

Net decrease	(1,026,671)	(6,351,913)	$(15,054,106)	$(80,174,389)

Class B
Shares sold	43,593	122,953	$621,808	$1,548,366

Shares issued in reinvestment of dividends	35,711	– 0	–	506,385	– 0	–

Shares converted to Class A	(660,090)	(1,379,983)	(9,315,908)	(17,321,112)

Shares redeemed	(407,426)	(1,493,125)	(5,826,553)	(18,606,603)

Net decrease	(988,212)	(2,750,155)	$(14,014,268)	$(34,379,349)

Class C
Shares sold	240,043	439,981	$3,455,414	$5,539,965

Shares issued in reinvestment of dividends	81,012	4,345	1,147,125	51,702

Shares redeemed	(939,539)	(2,913,839)	(13,479,556)	(36,250,274)

Net decrease	(618,484)	(2,469,513)	$(8,877,017)	$(30,658,607)

Advisor Class
Shares sold	4,032,109	10,813,378	$58,198,767	$137,085,604

Shares issued in reinvestment of dividends	1,290,979	731,703	18,306,078	8,751,172

Shares redeemed	(6,024,336)	(17,544,625)	(86,928,859)	(221,659,729)

Net decrease	(701,248)	(5,999,544)	$(10,424,014)	$(75,822,953)

Class R
Shares sold	31,337	102,846	$448,624	$1,284,219

Shares issued in reinvestment of dividends	5,288	– 0	–	74,718	– 0	–

Shares redeemed	(100,562)	(355,289)	(1,423,131)	(4,387,596)

Net decrease	(63,937)	(252,443)	$(899,789)	$(3,103,377)

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class K
Shares sold	182,475	183,959	$2,607,435	$2,328,849

Shares issued in reinvestment of dividends	23,213	11,677	328,011	139,066

Shares redeemed	(206,506)	(403,515)	(2,959,040)	(5,108,800)

Net decrease	(818)	(207,879)	$(23,594)	$(2,640,885)

Class I
Shares sold	9,097	24,138	$131,761	$306,980

Shares issued in reinvestment of dividends	6,737	3,484	95,327	41,603

Shares redeemed	(19,024)	(75,278)	(272,866)	(955,104)

Net decrease	(3,190)	(47,656)	$(45,778)	$(606,521)

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	1,941,159	3,741,429	$25,926,548	$46,806,212

Shares issued in reinvestment of dividends and distributions	1,502,522	1,068,061	19,710,872	13,155,083

Shares converted from Class B	1,507,252	3,170,746	19,946,008	39,722,421

Shares redeemed	(6,332,830)	(17,201,776)	(84,716,766)	(213,996,980)

Net decrease	(1,381,897)	(9,221,540)	$(19,133,338)	$(114,313,264)

Class B
Shares sold	73,569	160,715	$974,474	$1,999,408

Shares issued in reinvestment of dividends and distributions	296,302	234,093	3,857,417	2,866,346

Shares converted to Class A	(1,520,055)	(3,188,509)	(19,946,008)	(39,722,421)

Shares redeemed	(971,269)	(3,517,500)	(12,879,940)	(43,509,632)

Net decrease	(2,121,453)	(6,311,201)	$(27,994,057)	$(78,366,299)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class C
Shares sold	705,347	953,180	$9,352,922	$11,900,107

Shares issued in reinvestment of dividends and distributions	479,909	301,511	6,257,354	3,700,327

Shares redeemed	(1,876,433)	(5,587,139)	(24,920,513)	(69,258,564)

Net decrease	(691,177)	(4,332,448)	$(9,310,237)	$(53,658,130)

Advisor Class
Shares sold	899,323	1,626,380	$12,079,221	$20,380,214

Shares issued in reinvestment of dividends and distributions	158,121	112,008	2,082,303	1,383,157

Shares redeemed	(888,495)	(2,963,730)	(11,924,505)	(37,057,739)

Net increase (decrease)	168,949	(1,225,342)	$2,237,019	$(15,294,368)

Class R
Shares sold	85,903	218,321	$1,139,819	$2,722,397

Shares issued in reinvestment of dividends and distributions	35,888	25,592	468,665	314,042

Shares redeemed	(520,721)	(572,306)	(6,870,747)	(7,109,098)

Net decrease	(398,930)	(328,393)	$(5,262,263)	$(4,072,659)

Class K
Shares sold	267,077	181,078	$3,573,780	$2,269,970

Shares issued in reinvestment of dividends and distributions	58,074	38,291	759,563	470,518

Shares redeemed	(323,237)	(827,972)	(4,337,592)	(10,207,617)

Net increase (decrease)	1,914	(608,603)	$(4,249)	$(7,467,129)

Class I
Shares sold	29,646	81,402	$398,536	$1,010,219

Shares issued in reinvestment of dividends and distributions	29,257	21,412	384,114	263,874

Shares redeemed	(67,016)	(201,489)	(896,025)	(2,544,498)

Net decrease	(8,113)	(98,675)	$(113,375)	$(1,270,405)

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class A
Shares sold	639,216	2,037,172	$7,611,004	$23,645,471

Shares issued in reinvestment of dividends	283,469	320,173	3,335,702	3,713,788

Shares converted from Class B	435,358	1,036,152	5,149,045	12,052,474

Shares redeemed	(2,606,557)	(6,988,949)	(31,006,337)	(81,150,186)

Net decrease	(1,248,514)	(3,595,452)	$(14,910,586)	$(41,738,453)

Class B
Shares sold	29,796	72,315	$353,455	$828,765

Shares issued in reinvestment of dividends	56,725	68,290	662,401	789,548

Shares converted to Class A	(439,029)	(1,042,141)	(5,149,045)	(12,052,474)

Shares redeemed	(410,501)	(1,296,198)	(4,854,077)	(14,931,215)

Net decrease	(763,009)	(2,197,734)	$(8,987,266)	$(25,365,376)

Class C
Shares sold	224,091	562,338	$2,645,076	$6,489,095

Shares issued in reinvestment of dividends	113,467	112,412	1,325,010	1,299,872

Shares redeemed	(1,058,077)	(2,616,738)	(12,488,643)	(30,106,672)

Net decrease	(720,519)	(1,941,988)	$(8,518,557)	$(22,317,705)

Advisor Class
Shares sold	401,495	413,762	$4,779,417	$4,807,869

Shares issued in reinvestment of dividends	16,152	14,541	190,556	168,874

Shares redeemed	(201,248)	(610,319)	(2,404,578)	(7,098,408)

Net increase (decrease)	216,399	(182,016)	$2,565,395	$(2,121,665)

Class R
Shares sold	40,746	148,974	$486,235	$1,731,018

Shares issued in reinvestment of dividends	9,936	9,035	117,027	105,205

Shares redeemed	(82,441)	(239,101)	(984,918)	(2,759,677)

Net decrease	(31,759)	(81,092)	$(381,656)	$(923,454)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Class K
Shares sold	146,904	140,301	$1,757,370	$1,620,858

Shares issued in reinvestment of dividends	14,413	13,094	169,315	151,777

Shares redeemed	(63,410)	(215,169)	(751,991)	(2,487,114)

Net increase (decrease)	97,907	(61,774)	$1,174,694	$(714,479)

Class I
Shares sold	5,435	14,274	$64,722	$164,702

Shares issued in reinvestment of dividends	1,407	1,701	16,581	19,722

Shares redeemed	(19,944)	(39,255)	(236,495)	(453,820)

Net decrease	(13,102)	(23,280)	$(155,192)	$(269,396)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

Wealth Appreciation Strategy	2013	2012
Distributions paid from:
Ordinary income	$12,763,380	$24,366,584

Total taxable distributions	12,763,380	24,366,584

Total distributions paid	$12,763,380	$24,366,584

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

Balanced Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$23,865,949	$32,232,219

Total taxable distributions	23,865,949	32,232,219
Tax return of capital	300,255	2,550,653

Total distributions paid	$24,166,204	$34,782,872

Conservative Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$6,850,767	$10,621,296

Total taxable distributions	6,850,767	10,621,296

Total distributions paid	$6,850,767	$10,621,296

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$6,827,556		$(210,612,713)	$40,176,748	$(163,608,409)
Balanced Wealth	– 0	–	(252,034,425)	84,400,589	(167,633,836)
Conservative Wealth	– 0	–	(44,358,377)	24,322,117	(20,036,260)

(a)	During the fiscal year ended August 31, 2013 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. Wealth Appreciation Strategy utilized $85,216 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $210,612,713 at fiscal year end. Balanced Wealth Strategy utilized $18,478,377 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $251,510,556 at fiscal year end. Conservative Wealth Strategy utilized $7,404,718 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $43,868,409 at fiscal year end. Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Balanced Wealth Strategy and Conservative Wealth Strategy elected to defer $523,869 and $489,968, respectively, of qualified late-year ordinary losses that are deemed to arise on September 1, 2013.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2013, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT		LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$21,540,462		NA	2017
Wealth Appreciation	91,501,019		NA	2018
Wealth Appreciation	47,886,250		NA	2019
Wealth Appreciation	313,560		49,371,422	No expiration
Balanced Wealth	10,504,401		NA	2017
Balanced Wealth	140,364,791		NA	2018
Balanced Wealth	80,057,439		NA	2019
Balanced Wealth	– 0	–	20,583,925	No expiration
Conservative Wealth	37,441,345		NA	2018
Conservative Wealth	6,427,064		NA	2019

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.36	$ 11.63	$ 11.26	$ 10.00	$ 9.89	$ 13.38

Income From Investment Operations
Net investment income(a)	.39	.06	.10	.19	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.47	1.77	.46	1.17	.14	(2.91)

Net increase (decrease) in net asset value from operations	1.86	1.83	.56	1.36	.23	(2.79)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.10)	(.19)	(.10)	(.12)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.27)	(.10)	(.19)	(.10)	(.12)	(.70)

Net asset value, end of period	$ 14.95	$ 13.36	$ 11.63	$ 11.26	$ 10.00	$ 9.89

Total Return
Total investment return based on net asset value(b)	14.03%	15.86%	5.11%	13.58%	2.27%	(19.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$412,285	$382,178	$406,461	$471,196	$518,314	$569,413
Ratio to average net assets of:
Expenses(c)	1.07	%^	1.07%	1.09%	1.09	%+	1.10	%+	1.14%
Net investment income	5.43	%^	.48%	.88%	1.60	%+	.86	%+	1.33%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.20	$ 11.47	$ 11.08	$ 9.84	$ 9.73	$ 13.17

Income From Investment Operations
Net investment income (loss)(a)	.33	(.02)	.02	.10	.01	.05
Net realized and unrealized gain (loss) on investment transactions	1.46	1.75	.45	1.16	.15	(2.86)

Net increase (decrease) in net asset value from operations	1.79	1.73	.47	1.26	.16	(2.81)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	– 0	–	(.08)	(.02)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.10)	– 0	–	(.08)	(.02)	(.05)	(.63)

Net asset value, end of period	$ 14.89	$ 13.20	$ 11.47	$ 11.08	$ 9.84	$ 9.73

Total Return
Total investment return based on net asset value(b)	13.61%	15.08%	4.29%	12.76%	1.57%	(20.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,045	$77,795	$99,167	$135,139	$151,107	$184,655
Ratio to average net assets of:
Expenses(c)	1.78	%^	1.79%	1.82%	1.83	%+	1.84	%+	1.89%
Net investment income (loss)	4.65	%^	(.17)%	.21%	.85	%+	.13	%+	.60%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.21	$ 11.49	$ 11.09	$ 9.85	$ 9.74	$ 13.18

Income From Investment Operations
Net investment income (loss)(a)	.34	(.03)	.02	.10	.02	.05
Net realized and unrealized gain (loss) on investment transactions	1.45	1.76	.46	1.16	.14	(2.86)

Net increase (decrease) in net asset value from operations	1.79	1.73	.48	1.26	.16	(2.81)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.01)	(.08)	(.02)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.13)	(.01)	(.08)	(.02)	(.05)	(.63)

Net asset value, end of period	$ 14.87	$ 13.21	$ 11.49	$ 11.09	$ 9.85	$ 9.74

Total Return
Total investment return based on net asset value(b)	13.63%	15.02%	4.39%	12.74%	1.57%	(20.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$136,925	$129,818	$141,224	$173,437	$198,641	$236,908
Ratio to average net assets of:
Expenses(c)	1.78	%^	1.78%	1.80%	1.80	%+	1.82	%+	1.86%
Net investment income (loss)	4.70	%^	(.22)%	.19%	.88	%+	.15	%+	.63%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.37	$ 11.64	$ 11.29	$ 10.02	$ 9.91	$ 13.44

Income From Investment Operations
Net investment income(a)	.41	.09	.12	.22	.12	.13
Net realized and unrealized gain (loss) on investment transactions	1.47	1.79	.46	1.19	.14	(2.91)

Net increase (decrease) in net asset value from operations	1.88	1.88	.58	1.41	.26	(2.78)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.15)	(.23)	(.14)	(.15)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.33)	(.15)	(.23)	(.14)	(.15)	(.75)

Net asset value, end of period	$ 14.92	$ 13.37	$ 11.64	$ 11.29	$ 10.02	$ 9.91

Total Return
Total investment return based on net asset value(b)	14.18%	16.27%	5.36%	13.99%	2.54%	(19.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$883,026	$800,563	$766,969	$716,998	$595,665	$529,636
Ratio to average net assets of:
Expenses(c)	.77	%^	.77%	.79%	.79	%+	.80	%+	.84%
Net investment income	5.72	%^	.74%	1.07%	1.79	%+	1.13	%+	1.54%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class R
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.22	$ 11.45	$ 11.07	$ 9.83	$ 9.75	$ 13.20

Income From Investment Operations
Net investment income(a)	.36	.03	.08	.14	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.46	1.74	.44	1.16	.14	(2.85)

Net increase (decrease) in net asset value from operations	1.82	1.77	.52	1.30	.19	(2.77)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–	(.14)	(.06)	(.11)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.18)	– 0	–	(.14)	(.06)	(.11)	(.68)

Net asset value, end of period	$ 14.86	$ 13.22	$ 11.45	$ 11.07	$ 9.83	$ 9.75

Total Return
Total investment return based on net asset value(b)	13.85%	15.46%	4.78%	13.21%	1.85%	(19.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,739	$5,953	$8,045	$17,480	$17,617	$16,317
Ratio to average net assets of:
Expenses(c)	1.44	%^	1.41%	1.45%	1.46	%+	1.45	%+	1.45%
Net investment income	5.10	%^	.21%	.69%	1.17	%+	.50	%+	.94%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class K
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.28	$ 11.57	$ 11.18	$ 9.93	$ 9.83	$ 13.32

Income From Investment Operations
Net investment income(a)	.38	.05	.09	.17	.08	.11
Net realized and unrealized gain (loss) on investment transactions	1.46	1.76	.46	1.18	.15	(2.89)

Net increase (decrease) in net asset value from operations	1.84	1.81	.55	1.35	.23	(2.78)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.10)	(.16)	(.10)	(.13)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.26)	(.10)	(.16)	(.10)	(.13)	(.71)

Net asset value, end of period	$ 14.86	$ 13.28	$ 11.57	$ 11.18	$ 9.93	$ 9.83

Total Return
Total investment return based on net asset value(b)	13.99%	15.78%	5.07%	13.53%	2.28%	(19.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,249	$16,319	$16,616	$21,677	$20,044	$16,494
Ratio to average net assets of:
Expenses(c)	1.13	%^	1.11%	1.13%	1.15	%+	1.13	%+	1.14%
Net investment income	5.32	%^	.42%	.83%	1.45	%+	.78	%+	1.23%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class I
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.34	$ 11.61	$ 11.25	$ 9.99	$ 9.88	$ 13.41

Income From Investment Operations
Net investment income(a)	.42	.09	.18	.22	.13	.14
Net realized and unrealized gain (loss) on investment transactions	1.46	1.77	.41	1.18	.13	(2.91)

Net increase (decrease) in net asset value from operations	1.88	1.86	.59	1.40	.26	(2.77)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.13)	(.23)	(.14)	(.15)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.32)	(.13)	(.23)	(.14)	(.15)	(.76)

Net asset value, end of period	$ 14.90	$ 13.34	$ 11.61	$ 11.25	$ 9.99	$ 9.88

Total Return
Total investment return based on net asset value(b)	14.25%	16.16%	5.43%	13.90%	2.58%	(19.38)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,290	$3,886	$3,934	$10,552	$11,094	$12,584
Ratio to average net assets of:
Expenses(c)	.80	%^	.79%	.80%	.82	%+	.80	%+	.81%
Net investment income	5.82	%^	.72%	1.53%	1.82	%+	1.18	%+	1.61%
Portfolio turnover rate	6%	4%	29%	4%	4%	9%

See footnote summary on page 75.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.74	$ 11.85	$ 11.47	$ 10.61	$ 10.14	$ 12.04

Income From Investment Operations
Net investment income(a)	.36	.23	.22	.33	.24	.27
Net realized and unrealized gain (loss) on investment transactions	.93	.89	.44	.83	.47	(1.50)

Net increase (decrease) in net asset value from operations	1.29	1.12	.66	1.16	.71	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.23)	(.26)	(.30)	(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.38)	(.23)	(.28)	(.30)	(.24)	(.67)

Net asset value, end of period	$ 13.65	$ 12.74	$ 11.85	$ 11.47	$ 10.61	$ 10.14

Total Return
Total investment return based on net asset value(b)	10.23%	9.49%	5.81%	10.86%	6.98%	(9.09)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$766	$732	$791	$927	$1,022	$1,069
Ratio to average net assets of:
Expenses(c)	1.02	%^	.99%	1.00%	.99	%+	.99	%+	1.01%
Net investment income	5.34	%^	1.87%	1.93%	2.77	%+	2.19	%+	3.05%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.64	$ 11.80	$ 11.40	$ 10.55	$ 10.09	$ 11.97

Income From Investment Operations
Net investment income(a)	.30	.16	.14	.24	.16	.21
Net realized and unrealized gain (loss) on investment transactions	.93	.86	.43	.82	.46	(1.49)

Net increase (decrease) in net asset value from operations	1.23	1.02	.57	1.06	.62	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.18)	(.16)	(.21)	(.16)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.01)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.34)	(.18)	(.17)	(.21)	(.16)	(.60)

Net asset value, end of period	$ 13.53	$ 12.64	$ 11.80	$ 11.40	$ 10.55	$ 10.09

Total Return
Total investment return based on net asset value(b)	9.88%	8.66%	5.06%	10.04%	6.16%	(9.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,967	$166,923	$230,241	$309,895	$354,756	$405,281
Ratio to average net assets of:
Expenses(c)	1.72	%^	1.70%	1.72%	1.72	%+	1.72	%+	1.74%
Net investment income	4.57	%^	1.26%	1.25%	2.06	%+	1.47	%+	2.33%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.66	$ 11.82	$ 11.42	$ 10.56	$ 10.10	$ 11.98

Income From Investment Operations
Net investment income(a)	.31	.15	.14	.24	.16	.21
Net realized and unrealized gain (loss) on investment transactions	.93	.87	.43	.83	.46	(1.49)

Net increase (decrease) in net asset value from operations	1.24	1.02	.57	1.07	.62	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.18)	(.16)	(.21)	(.16)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.01)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.35)	(.18)	(.17)	(.21)	(.16)	(.60)

Net asset value, end of period	$ 13.55	$ 12.66	$ 11.82	$ 11.42	$ 10.56	$ 10.10

Total Return
Total investment return based on net asset value(b)	9.88%	8.67%	5.08%	10.12%	6.15%	(9.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$271,853	$262,751	$296,426	$375,644	$430,059	$472,336
Ratio to average net assets of:
Expenses(c)	1.72	%^	1.69%	1.70%	1.70	%+	1.70	%+	1.72%
Net investment income	4.62	%^	1.17%	1.24%	2.07	%+	1.49	%+	2.37%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.79	$ 11.88	$ 11.51	$ 10.64	$ 10.17	$ 12.07

Income From Investment Operations
Net investment income(a)	.38	.27	.24	.35	.26	.30
Net realized and unrealized gain (loss) on investment transactions	.94	.89	.45	.85	.48	(1.50)

Net increase (decrease) in net asset value from operations	1.32	1.16	.69	1.20	.74	(1.20)

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.25)	(.30)	(.33)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.39)	(.25)	(.32)	(.33)	(.27)	(.70)

Net asset value, end of period	$ 13.72	$ 12.79	$ 11.88	$ 11.51	$ 10.64	$ 10.17

Total Return
Total investment return based on net asset value(b)	10.46%	9.81%	6.09%	11.24%	7.27%	(8.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,246	$95,982	$103,716	$103,772	$84,269	$85,434
Ratio to average net assets of:
Expenses(c)	.72	%^	.69%	.70%	.69	%+	.69	%+	.71%
Net investment income	5.68	%^	2.14%	2.12%	2.93	%+	2.45	%+	3.35%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.69	$ 11.82	$ 11.44	$ 10.58	$ 10.12	$ 12.02

Income From Investment Operations
Net investment income(a)	.36	.20	.18	.25	.19	.23
Net realized and unrealized gain (loss) on investment transactions	.90	.87	.42	.87	.47	(1.49)

Net increase (decrease) in net asset value from operations	1.26	1.07	.60	1.12	.66	(1.26)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.20)	(.20)	(.26)	(.20)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.36)	(.20)	(.22)	(.26)	(.20)	(.64)

Net asset value, end of period	$ 13.59	$ 12.69	$ 11.82	$ 11.44	$ 10.58	$ 10.12

Total Return
Total investment return based on net asset value(b)	10.07%	9.13%	5.35%	10.55%	6.52%	(9.37)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,126	$17,316	$20,020	$34,602	$24,966	$22,659
Ratio to average net assets of:
Expenses(c)	1.35	%^	1.35%	1.35%	1.35	%+	1.35	%+	1.33%
Net investment income	5.28	%^	1.62%	1.56%	2.08	%+	1.80	%+	2.59%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.71	$ 11.83	$ 11.45	$ 10.60	$ 10.13	$ 12.03

Income From Investment Operations
Net investment income(a)	.33	.22	.23	.32	.22	.26
Net realized and unrealized gain (loss) on investment transactions	.96	.88	.43	.82	.49	(1.49)

Net increase (decrease) in net asset value from operations	1.29	1.10	.66	1.14	.71	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.22)	(.26)	(.29)	(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.38)	(.22)	(.28)	(.29)	(.24)	(.67)

Net asset value, end of period	$ 13.62	$ 12.71	$ 11.83	$ 11.45	$ 10.60	$ 10.13

Total Return
Total investment return based on net asset value(b)	10.26%	9.40%	5.85%	10.74%	6.95%	(9.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,901	$25,081	$30,538	$26,355	$24,859	$16,961
Ratio to average net assets of:
Expenses(c)	1.04	%^	1.04%	1.02%	1.04	%+	1.03	%+	1.03%
Net investment income	4.98	%^	1.76%	1.95%	2.72	%+	2.06	%+	2.83%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.76	$ 11.85	$ 11.48	$ 10.62	$ 10.15	$ 12.04

Income From Investment Operations
Net investment income(a)	.38	.26	.27	.36	.26	.28
Net realized and unrealized gain (loss) on investment transactions	.93	.89	.42	.83	.48	(1.47)

Net increase (decrease) in net asset value from operations	1.31	1.15	.69	1.19	.74	(1.19)

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.24)	(.30)	(.33)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	– 0	–	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.39)	(.24)	(.32)	(.33)	(.27)	(.70)

Net asset value, end of period	$ 13.68	$ 12.76	$ 11.85	$ 11.48	$ 10.62	$ 10.15

Total Return
Total investment return based on net asset value(b)	10.41%	9.82%	6.10%	11.14%	7.27%	(8.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,458	$12,653	$12,925	$21,796	$21,211	$31,728
Ratio to average net assets of:
Expenses(c)	.71	%^	.71%	.70%	.71	%+	.69	%+	.71%
Net investment income	5.69	%^	2.12%	2.34%	3.00	%+	2.49	%+	3.18%
Portfolio turnover rate	6%	4%	34%	4%	5%	9%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.59	$ 11.34	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Income From Investment Operations
Net investment income(a)	.20	.20	.23	.26	.20	.31
Net realized and unrealized gain (loss) on investment transactions	.47	.25	.20	.51	.53	(.71)

Net increase (decrease) in net asset value from operations	.67	.45	.43	.77	.73	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.26)	(.26)	(.21)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.20)	(.20)	(.26)	(.26)	(.21)	(.55)

Net asset value, end of period	$ 12.06	$ 11.59	$ 11.34	$ 11.17	$ 10.66	$ 10.14

Total Return
Total investment return based on net asset value(b)	5.85%	3.93%	3.93%	7.23%	7.21%	(3.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,537	$219,653	$255,748	$292,825	$346,347	$354,786
Ratio to average net assets of:
Expenses(c)	1.07	%^	1.03%	1.02%	1.01	%+	1.00	%+	1.00%
Net investment income	3.34	%^	1.70%	2.08%	2.34	%+	1.87	%+	3.35%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%

See footnote summary on page 75.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.03

Income From Investment Operations
Net investment income(a)	.15	.12	.16	.18	.12	.25
Net realized and unrealized gain (loss) on investment transactions	.47	.24	.19	.50	.53	(.72)

Net increase (decrease) in net asset value from operations	.62	.36	.35	.68	.65	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.15)	(.16)	(.18)	(.13)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.17)	(.15)	(.16)	(.18)	(.13)	(.48)

Net asset value, end of period	$ 11.95	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Total Return
Total investment return based on net asset value(b)	5.46%	3.17%	3.21%	6.43%	6.48%	(3.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,321	$52,372	$76,229	$101,883	$119,926	$138,128
Ratio to average net assets of:
Expenses(c)	1.78	%^	1.74%	1.75%	1.74	%+	1.72	%+	1.73%
Net investment income	2.61	%^	1.06%	1.42%	1.61	%+	1.17	%+	2.64%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.02

Income From Investment Operations
Net investment income(a)	.16	.11	.15	.18	.12	.25
Net realized and unrealized gain (loss) on investment transactions	.46	.25	.21	.50	.53	(.71)

Net increase (decrease) in net asset value from operations	.62	.36	.36	.68	.65	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.15)	(.17)	(.18)	(.13)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.17)	(.15)	(.17)	(.18)	(.13)	(.48)

Net asset value, end of period	$ 11.95	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Total Return
Total investment return based on net asset value(b)	5.47%	3.18%	3.24%	6.43%	6.48%	(3.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,349	$104,830	$124,847	$148,245	$171,195	$183,559
Ratio to average net assets of:
Expenses(c)	1.78	%^	1.73%	1.73%	1.72	%+	1.71	%+	1.71%
Net investment income	2.64	%^	.98%	1.39%	1.63	%+	1.17	%+	2.65%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%

See footnote summary on page 75.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.62	$ 11.35	$ 11.19	$ 10.68	$ 10.15	$ 11.11

Income From Investment Operations
Net investment income(a)	.22	.24	.27	.29	.23	.32
Net realized and unrealized gain (loss) on investment transactions	.48	.24	.19	.51	.54	(.70)

Net increase (decrease) in net asset value from operations	.70	.48	.46	.80	.77	(.38)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.21)	(.30)	(.29)	(.23)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.22)	(.21)	(.30)	(.29)	(.24)	(.58)

Net asset value, end of period	$ 12.10	$ 11.62	$ 11.35	$ 11.19	$ 10.68	$ 10.15

Total Return
Total investment return based on net asset value(b)	6.03%	4.27%	4.22%	7.52%	7.62%	(2.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,801	$11,701	$13,501	$17,706	$23,631	$29,458
Ratio to average net assets of:
Expenses(c)	.78	%^	.73%	.72%	.71	%+	.70	%+	.70%
Net investment income	3.61	%^	2.03%	2.40%	2.63	%+	2.15	%+	3.43%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Conservative Wealth Strategy
	Class R
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.60		$ 11.37		$ 11.19		$ 10.67		$ 10.15		$ 11.11

Income From Investment Operations
Net investment income(a)	.18		.15		.22		.21		.16		.26	(e)
Net realized and unrealized gain (loss) on investment transactions	.48		.25		.16		.53		.53		(.70)

Net increase (decrease) in net asset value from operations	.66		.40		.38		.74		.69		(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.17)		(.20)		(.22)		(.17)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.19)		(.17)		(.20)		(.22)		(.17)		(.52)

Net asset value, end of period	$ 12.07		$ 11.60		$ 11.37		$ 11.19		$ 10.67		$ 10.15

Total Return
Total investment return based on net asset value(b)	5.73%		3.53%		3.46%		6.93%		6.83%		(3.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,189		$7,280		$8,059		$15,068		$14,726		$12,756
Ratio to average net assets of:
Expenses(c)	1.40	%^	1.39%		1.39%		1.39	%+	1.37	%+	1.35%
Net investment income	3.06	%^	1.27%		1.94%		1.86	%+	1.49	%+	2.77	%(e)
Portfolio turnover rate	434%		4%		21%		4%		5%		13%

See footnote summary on page 75.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,

2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.57	$ 11.32	$ 11.16	$ 10.65	$ 10.13	$ 11.09

Income From Investment Operations
Net investment income(a)	.21	.18	.20	.23	.19	.27
Net realized and unrealized gain (loss) on investment transactions	.46	.26	.22	.53	.53	(.68)

Net increase (decrease) in net asset value from operations	.67	.44	.42	.76	.72	(.41)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.19)	(.26)	(.25)	(.20)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.20)	(.19)	(.26)	(.25)	(.20)	(.55)

Net asset value, end of period	$ 12.04	$ 11.57	$ 11.32	$ 11.16	$ 10.65	$ 10.13

Total Return
Total investment return based on net asset value(b)	5.87%	3.91%	3.82%	7.18%	7.16%	(3.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,043	$8,519	$9,039	$7,684	$5,447	$4,730
Ratio to average net assets of:
Expenses(c)	1.08	%^	1.07%	1.05%	1.08	%+	1.05	%+	1.05%
Net investment income	3.49	%^	1.58%	1.82%	2.05	%+	1.80	%+	2.74%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%
See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.60	$ 11.33	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Income From Investment Operations
Net investment income(a)	.24	.23	.35	.28	.22	.34
Net realized and unrealized gain (loss) on investment transactions	.46	.25	.11	.52	.54	(.71)

Net increase (decrease) in net asset value from operations	.70	.48	.46	.80	.76	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.21)	(.30)	(.29)	(.23)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.22)	(.21)	(.30)	(.29)	(.24)	(.58)

Net asset value, end of period	$ 12.08	$ 11.60	$ 11.33	$ 11.17	$ 10.66	$ 10.14

Total Return
Total investment return based on net asset value(b)	6.05%	4.26%	4.19%	7.49%	7.50%	(2.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$752	$874	$1,118	$2,868	$3,038	$2,728
Ratio to average net assets of:
Expenses(c)	.76	%^	.75%	.73%	.74	%+	.73	%+	.72%
Net investment income	4.06	%^	1.98%	3.04%	2.45	%+	2.12	%+	3.64%
Portfolio turnover rate	4%	4%	21%	4%	5%	13%

See footnote summary on page 75.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
		2013	2012	2011	2010	2009
Wealth Appreciation Strategy	.04%	.04%	.03%	.03%	.02%	.04%
Balanced Wealth Strategy	.04%	.04%	.03%	.03%	.03%	.04%
Conservative Wealth Strategy	.03%	.03%	.03%	.03%	.03%	.04%

(d)	Amount is less than $.005.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

The information on pages 77-278 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s February 28, 2014 unaudited financial statements which is available upon request.

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,186.1

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,187.4

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,017.5

*	All data are as of February 28, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Belgium, Brazil, Denmark, Greece, Hungary, India, Israel, Norway, Portugal, Russia, South Africa, Turkey, United Arab Emirates and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,000.9

*	All data are as of February 28, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Belgium, Cyprus, Italy, Luxembourg, Mexico, Philippines, Sri Lanka and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $962.1

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,066.0

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following types: Corporates – Non-Investment Grades and Emerging Markets – Corporate Bonds.

**	All data are as of February 28, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Belgium, Chile, China, Colombia, Denmark, India, Indonesia, Ireland, Israel, Kazakhstan, Malaysia, Mexico, New Zealand, Norway, Peru, Poland, Qatar, South Africa, South Korea, Supranational, Switzerland, Turkey and United Arab Emirates.

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $782.8

Total Investments ($mil): $1,046.9

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	100.4%
Non-U.S.	—
Non-Inflation Exposure	(0.4)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	12.3%
Asset-Backed Securities	11.7%
Commercial Mortgage-Backed Securities	8.6%
Quasi-Sovereigns	1.5%
Mortgage Pass-Throughs	1.3%
Collateralized Mortgage Obligations	0.7%
Emerging Markets – Corporate Bonds	0.4%
Preferred Stocks	0.3%
Governments – Sovereign Bonds	0.3%
Governments – Sovereign Agencies	0.1%
Corporates – Non-Investment Grades	(0.8)%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	67.7%
Corporates – Investment Grades	11.1%
Asset-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	6.5%
Corporates – Non-Investment Grades	1.6%
Quasi-Sovereigns	1.1%
Mortgage Pass-Through	1.0%
Governments – Treasuries	0.9%
Collateralized Mortgage Obligations	0.5%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.2%
Governments – Sovereign Bonds	0.2%
Governments – Sovereign Agencies	0.1%

*	All data are as of February 28, 2014. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $379.0

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Governments – Sovereign Agencies, Options Purchased – Calls, Options Purchased – Puts and Warrants.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $337.6

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $336.6

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $779.2

*	All data are as of February 28, 2014. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $779.2

*	All data are as of February 28, 2014. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,694.7

TEN LARGEST HOLDINGS**

February 28, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares Core MSCI Emerging Markets ETF	$126,685,592	7.5%
Vanguard REIT ETF	97,498,452	5.7
Apple, Inc.	17,988,462	1.1
Exxon Mobil Corp.	15,976,295	0.9
Google, Inc. — Class A	12,969,770	0.8
Microsoft Corp.	11,055,117	0.6
Johnson & Johnson	9,875,264	0.6
General Electric Co.	9,786,847	0.6
Wells Fargo & Co.	8,450,761	0.5
Chevron Corp.	8,424,856	0.5
	$318,711,416	18.8%

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 28.9%
Capital Markets – 1.5%
Bank of New York Mellon Corp. (The)	147,300	$4,713,600
Goldman Sachs Group, Inc. (The)	58,500	9,737,325
State Street Corp.	55,800	3,664,386

		18,115,311

Commercial Banks – 4.5%
CIT Group, Inc.	270,900	13,187,412
Comerica, Inc.	148,200	7,140,276
Fifth Third Bancorp	116,500	2,527,468
PNC Financial Services Group, Inc. (The)	28,600	2,338,908
Regions Financial Corp.	151,100	1,607,704
SunTrust Banks, Inc.	164,400	6,194,592
Wells Fargo & Co.	424,000	19,682,080

		52,678,440

Consumer Finance – 2.6%
Capital One Financial Corp.	243,900	17,909,577
Discover Financial Services	229,800	13,185,924

		31,095,501

Diversified Financial Services – 8.6%
Bank of America Corp.	2,104,100	34,780,773
Berkshire Hathaway, Inc. – Class B(a)	81,600	9,447,648
Citigroup, Inc.	503,800	24,499,794
ING US, Inc.	262,300	9,408,701
JPMorgan Chase & Co.	384,300	21,835,926
McGraw Hill Financial, Inc.	19,100	1,521,506

		101,494,348

Insurance – 11.7%
Allstate Corp. (The)	147,565	8,006,877
American Financial Group, Inc./OH	175,700	10,043,012
American International Group, Inc.	428,900	21,346,353
AON PLC	167,300	14,320,880
Assurant, Inc.	138,600	9,096,318
Chubb Corp. (The)	124,900	10,926,252
Genworth Financial, Inc. – Class A(a)	720,500	11,196,570
Lincoln National Corp.	395,500	19,826,415
PartnerRe Ltd.	135,600	13,408,128
Reinsurance Group of America, Inc. – Class A	85,900	6,613,441
Travelers Cos., Inc. (The)	74,500	6,246,080
Unum Group	34,800	1,210,344
XL Group PLC	227,600	6,919,040

		139,159,710

		342,543,310

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.7%
Energy Equipment & Services – 1.9%
Halliburton Co.	232,900	$13,275,300
Nabors Industries Ltd.	388,800	8,950,176

		22,225,476

Oil, Gas & Consumable Fuels – 12.8%
Chesapeake Energy Corp.	77,700	2,013,207
Chevron Corp.	254,000	29,293,820
Exxon Mobil Corp.	398,100	38,325,087
Hess Corp.	258,500	20,687,755
Marathon Petroleum Corp.	139,600	11,726,400
Occidental Petroleum Corp.	233,900	22,576,028
Phillips 66	86,400	6,467,904
Valero Energy Corp.	429,600	20,612,208

		151,702,409

		173,927,885

Health Care – 14.4%
Biotechnology – 0.7%
Theravance, Inc.(a)	75,900	2,808,300
Vertex Pharmaceuticals, Inc.(a)	67,900	5,490,394

		8,298,694

Health Care Equipment & Supplies – 2.1%
Covidien PLC	62,200	4,475,290
Medtronic, Inc.	345,600	20,480,256

		24,955,546

Health Care Providers & Services – 1.8%
Aetna, Inc.	158,800	11,546,348
Health Net, Inc./CA(a)	194,000	6,605,700
WellPoint, Inc.	39,400	3,569,246

		21,721,294

Pharmaceuticals – 9.8%
GlaxoSmithKline PLC (Sponsored ADR)	225,900	12,636,846
Johnson & Johnson	390,000	35,926,800
Merck & Co., Inc.	163,700	9,329,263
Pfizer, Inc.	1,461,000	46,912,710
Roche Holding AG (Sponsored ADR)	290,000	11,130,200

		115,935,819

		170,911,353

Consumer Discretionary – 13.8%
Auto Components – 1.7%
Lear Corp.	54,300	4,409,160

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magna International, Inc. – Class A	58,100	$5,177,872
TRW Automotive Holdings Corp.(a)	125,600	10,339,392

		19,926,424

Automobiles – 1.1%
Ford Motor Co.	847,100	13,036,869

Household Durables – 0.9%
PulteGroup, Inc.	511,000	10,725,890

Media – 5.0%
Gannett Co., Inc.	427,300	12,712,175
Liberty Global PLC – Class A(a)	58,895	5,097,362
Liberty Global PLC – Series C(a)	106,200	8,990,892
Regal Entertainment Group – Class A	169,200	3,113,280
Time Warner, Inc.	134,000	8,995,420
Twenty-First Century Fox, Inc. – Class A	335,100	11,239,254
Viacom, Inc. – Class B	104,600	9,176,558

		59,324,941

Multiline Retail – 1.1%
Dillard’s, Inc. – Class A	27,000	2,499,660
Macy’s, Inc.	182,900	10,582,594

		13,082,254

Specialty Retail – 4.0%
GameStop Corp. – Class A	343,800	12,827,178
Gap, Inc. (The)	154,700	6,768,125
Office Depot, Inc.(a)	1,692,900	8,345,997
Staples, Inc.	96,200	1,307,358
TJX Cos., Inc. (The)	299,400	18,401,124

		47,649,782

		163,746,160

Information Technology – 11.0%
Communications Equipment – 2.0%
Cisco Systems, Inc.	559,700	12,201,460
Harris Corp.	160,100	11,818,582

		24,020,042

Computers & Peripherals – 3.5%
Apple, Inc.	28,700	15,103,088
Hewlett-Packard Co.	886,300	26,482,644

		41,585,732

Electronic Equipment, Instruments & Components – 0.7%
Arrow Electronics, Inc.(a)	132,700	7,514,801

IT Services – 1.8%
Booz Allen Hamilton Holding Corp.	104,700	2,201,841

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Western Union Co. (The) – Class W	351,597	$5,882,218
Xerox Corp.	1,223,600	13,447,364

		21,531,423

Semiconductors & Semiconductor Equipment – 2.0%
Applied Materials, Inc.	510,800	9,684,768
Lam Research Corp.(a)	94,000	4,862,620
Micron Technology, Inc.(a)	303,200	7,334,408
NVIDIA Corp.	77,500	1,424,450

		23,306,246

Software – 1.0%
Electronic Arts, Inc.(a)	425,600	12,167,904

		130,126,148

Industrials – 4.8%
Aerospace & Defense – 0.5%
Northrop Grumman Corp.	47,900	5,797,337

Airlines – 0.5%
Delta Air Lines, Inc.	177,000	5,878,170

Industrial Conglomerates – 2.7%
General Electric Co.	1,274,600	32,464,062

Machinery – 1.1%
Illinois Tool Works, Inc.	139,300	11,492,250
Parker Hannifin Corp.	14,000	1,687,700

		13,179,950

		57,319,519

Utilities – 4.0%
Electric Utilities – 1.3%
Edison International	306,500	16,051,405

Gas Utilities – 1.6%
Atmos Energy Corp.	223,400	10,298,740
UGI Corp.	192,390	8,597,909

		18,896,649

Multi-Utilities – 1.1%
CenterPoint Energy, Inc.	295,400	6,986,210
DTE Energy Co.	28,400	2,037,984
Sempra Energy	36,800	3,476,496

		12,500,690

		47,448,744

Consumer Staples – 3.6%
Food & Staples Retailing – 2.5%
CVS Caremark Corp.	137,300	10,042,122
Kroger Co. (The)	464,600	19,485,324

		29,527,446

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.2%
Mondelez International, Inc. – Class A	86,000	$2,926,580

Household Products – 0.9%
Procter & Gamble Co. (The)	127,900	10,060,614

		42,514,640

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	712,000	22,734,160
Verizon Communications, Inc.	1	34

		22,734,194

Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (Sponsored ADR)	175,527	7,296,669

		30,030,863

Materials – 1.0%
Chemicals – 1.0%
LyondellBasell Industries NV – Class A	141,000	12,419,280

Total Common Stocks (cost $895,470,801)		1,170,987,902

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $5,575,559)	5,575,559	5,575,559

Total Investments – 99.2% (cost $901,046,360)		1,176,563,461
Other assets less liabilities – 0.8%		9,581,895

Net Assets – 100.0%		$1,186,145,356

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Information Technology – 25.3%
Communications Equipment – 2.2%
F5 Networks, Inc.(a)	167,990	$18,871,997
QUALCOMM, Inc.	90,060	6,780,617

		25,652,614

Computers & Peripherals – 3.5%
Apple, Inc.	79,890	42,041,314

Electronic Equipment, Instruments & Components – 1.5%
Amphenol Corp. – Class A	210,367	18,516,503

Internet Software & Services – 6.6%
Facebook, Inc. – Class A(a)	214,200	14,664,132
Google, Inc. – Class A(a)	52,345	63,633,199

		78,297,331

IT Services – 7.2%
Cognizant Technology Solutions Corp. – Class A(a)	376,360	39,164,022
Visa, Inc. – Class A	203,390	45,953,936

		85,117,958

Semiconductors & Semiconductor Equipment – 1.6%
Linear Technology Corp.	401,920	18,825,933

Software – 2.7%
ANSYS, Inc.(a)	229,940	19,204,589
Informatica Corp.(a)	195,070	8,107,109
Red Hat, Inc.(a)	77,490	4,571,135

		31,882,833

		300,334,486

Consumer Discretionary – 20.6%
Distributors – 1.2%
LKQ Corp.(a)	484,054	13,500,266

Hotels, Restaurants & Leisure – 2.1%
Starbucks Corp.	350,310	24,857,998

Internet & Catalog Retail – 4.3%
Amazon.com, Inc.(a)	51,130	18,514,173
priceline.com, Inc.(a)	24,180	32,614,951

		51,129,124

Leisure Equipment & Products – 1.2%
Polaris Industries, Inc.	106,300	14,247,389

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 6.2%
Comcast Corp. – Class A	619,940	$32,044,699
Liberty Media Corp. – Class A(a)	136,850	18,770,346
Walt Disney Co. (The)	283,626	22,919,817

		73,734,862

Specialty Retail – 3.1%
Home Depot, Inc. (The)	323,900	26,569,517
O’Reilly Automotive, Inc.(a)	70,150	10,582,127

		37,151,644

Textiles, Apparel & Luxury Goods – 2.5%
Michael Kors Holdings Ltd.(a)	93,020	9,118,750
NIKE, Inc. – Class B	178,226	13,955,096
VF Corp.	114,820	6,727,304

		29,801,150

		244,422,433

Health Care – 15.9%
Biotechnology – 7.4%
Biogen Idec, Inc.(a)	100,387	34,199,843
Celgene Corp.(a)	48,560	7,806,020
Gilead Sciences, Inc.(a)	296,020	24,507,496
Quintiles Transnational Holdings, Inc.(a)	393,519	21,309,054

		87,822,413

Health Care Equipment & Supplies – 0.7%
Intuitive Surgical, Inc.(a)	18,150	8,073,664

Health Care Providers & Services – 2.8%
McKesson Corp.	74,470	13,184,913
UnitedHealth Group, Inc.	254,625	19,674,874

		32,859,787

Life Sciences Tools & Services – 1.6%
Illumina, Inc.(a)	57,410	9,845,241
Mettler-Toledo International, Inc.(a)	39,747	9,768,223

		19,613,464

Pharmaceuticals – 3.4%
Allergan, Inc./United States	317,790	40,359,330

		188,728,658

Consumer Staples – 12.3%
Beverages – 1.2%
Monster Beverage Corp.(a)	192,268	14,227,832

Food & Staples Retailing – 4.4%
Costco Wholesale Corp.	172,530	20,151,504
CVS Caremark Corp.	440,380	32,209,393

		52,360,897

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 4.4%
Green Mountain Coffee Roasters, Inc.	115,780	$12,710,328
Hershey Co. (The)	199,480	21,108,974
Mead Johnson Nutrition Co. – Class A	227,420	18,546,101

		52,365,403

Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	153,940	10,597,230

Tobacco – 1.4%
Philip Morris International, Inc.	212,365	17,182,452

		146,733,814

Industrials – 11.3%
Aerospace & Defense – 3.6%
Boeing Co. (The)	224,570	28,951,565
Precision Castparts Corp.	52,798	13,615,548

		42,567,113

Air Freight & Logistics – 0.4%
Expeditors International of Washington, Inc.	105,680	4,175,417

Airlines – 1.6%
Copa Holdings SA – Class A	142,190	19,261,057

Electrical Equipment – 1.4%
AMETEK, Inc.	320,021	17,037,918

Industrial Conglomerates – 2.6%
Danaher Corp.	408,539	31,249,148

Machinery – 1.0%
Parker Hannifin Corp.	96,650	11,651,157

Professional Services – 0.7%
Verisk Analytics, Inc. – Class A(a)	126,693	8,072,245

		134,014,055

Financials – 5.1%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)	65,843	12,381,776
BlackRock, Inc. – Class A	33,470	10,202,995

		22,584,771

Diversified Financial Services – 3.2%
IntercontinentalExchange Group, Inc.	181,081	37,816,956

		60,401,727

Energy – 3.1%
Energy Equipment & Services – 3.1%
Oceaneering International, Inc.	121,268	8,680,364
Schlumberger Ltd.	308,113	28,654,509

		37,334,873

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
Monsanto Co.	126,495	$13,916,980

Total Common Stocks (cost $765,055,729)		1,125,887,026

SHORT-TERM INVESTMENTS – 6.0%
Investment Companies – 6.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $71,583,041)	71,583,041	71,583,041

Total Investments – 100.8% (cost $836,638,770)		1,197,470,067
Other assets less liabilities – (0.8)%		(10,047,752)

Net Assets – 100.0%		$1,187,422,315

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 23.4%
Capital Markets – 2.4%
Deutsche Bank AG (REG)	248,527	$12,019,866
Macquarie Group Ltd.	248,292	12,521,262

		24,541,128

Commercial Banks – 13.7%
Banco do Brasil SA	376,000	3,325,377
Bank Hapoalim BM	1,024,520	5,599,537
Bank of Montreal	77,270	5,089,925
Bank of Nova Scotia	104,910	5,999,188
Barclays PLC	1,551,112	6,534,164
China Construction Bank Corp. – Class H	9,612,000	6,634,914
HSBC Holdings PLC	1,027,670	10,846,040
Industrial & Commercial Bank of China Ltd. – Class H	11,092,000	6,682,558
KBC Groep NV	125,740	7,952,039
Lloyds Banking Group PLC(a)	9,632,170	13,302,048
Mitsubishi UFJ Financial Group, Inc.	1,669,300	9,673,016
National Australia Bank Ltd.	229,610	7,140,625
Societe Generale SA	246,410	16,350,841
State Bank of India	133,320	3,304,574
Sumitomo Mitsui Financial Group, Inc.	165,900	7,448,586
Toronto-Dominion Bank (The)	200,350	9,075,730
UniCredit SpA	1,748,270	13,873,954

		138,833,116

Diversified Financial Services – 2.2%
ING Groep NV(a)	499,650	7,255,948
ORIX Corp.	1,036,000	15,364,490

		22,620,438

Insurance – 2.6%
AIA Group Ltd.	1,597,400	7,826,526
Aviva PLC	742,490	5,903,195
Muenchener Rueckversicherungs AG	57,960	12,672,449

		26,402,170

Real Estate Investment Trusts (REITs) – 0.0%
Stockland	3,536	12,212

Real Estate Management & Development – 2.5%
Aeon Mall Co., Ltd.	217,900	6,050,463
China Overseas Land & Investment Ltd.	1,228,000	3,309,571
Country Garden Holdings Co., Ltd.	17,135,000	8,869,739
Lend Lease Group	713,269	7,205,788

		25,435,561

		237,844,625

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.7%
Auto Components – 4.8%
Cie Generale des Etablissements Michelin – Class B	115,815	$14,078,517
GKN PLC	1,246,480	8,453,519
Magna International, Inc. (Toronto) – Class A	52,230	4,649,428
Valeo SA	156,440	21,883,236

		49,064,700

Automobiles – 4.7%
Honda Motor Co., Ltd.	260,300	9,368,994
Hyundai Motor Co.	23,360	5,366,989
Mazda Motor Corp.(a)	759,000	3,665,978
Nissan Motor Co., Ltd.	1,105,400	9,866,396
Tata Motors Ltd.	1,093,850	7,408,499
Volkswagen AG (Preference Shares)	48,070	12,495,364

		48,172,220

Hotels, Restaurants & Leisure – 1.7%
Melco Crown Entertainment Ltd. (ADR)(a)	248,830	10,679,783
William Hill PLC	906,536	6,026,543

		16,706,326

Media – 1.3%
Liberty Global PLC – Series C(a)	157,160	13,305,166

Multiline Retail – 0.3%
Myer Holdings Ltd.(b)	1,185,070	2,780,607

Specialty Retail – 2.4%
Kingfisher PLC	822,690	5,422,654
Mr. Price Group Ltd.	260,460	3,610,232
Shimamura Co., Ltd.	56,600	5,126,821
Yamada Denki Co., Ltd.(b)	3,116,100	10,347,283

		24,506,990

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	51,760	5,142,111

		159,678,120

Industrials – 12.1%
Aerospace & Defense – 3.7%
Airbus Group NV	284,988	20,940,143
MTU Aero Engines AG	55,370	4,651,090
Safran SA	116,349	8,178,612
Thales SA	60,520	4,018,380

		37,788,225

Airlines – 1.3%
Japan Airlines Co., Ltd.	58,800	2,927,895
Qantas Airways Ltd.(a)	4,995,008	5,220,543
Turk Hava Yollari	1,634,693	4,850,236

		12,998,674

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.3%
Asahi Glass Co., Ltd.	581,000	$3,199,292

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	698,700	10,725,013

Industrial Conglomerates – 2.1%
Bidvest Group Ltd.	241,650	5,677,496
Hutchison Whampoa Ltd.	552,000	7,456,541
Toshiba Corp.	1,792,000	7,777,634

		20,911,671

Marine – 1.7%
AP Moeller - Maersk A/S – Class B	914	11,162,585
Nippon Yusen KK	2,068,000	6,624,567

		17,787,152

Road & Rail – 1.3%
Canadian National Railway Co.	78,900	4,457,675
Central Japan Railway Co.	76,500	8,928,471

		13,386,146

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,266,651

		123,062,824

Health Care – 9.1%
Biotechnology – 1.0%
Actelion Ltd. (REG)(a)	91,630	9,709,027

Pharmaceuticals – 8.1%
Astellas Pharma, Inc.	120,300	7,819,591
Daiichi Sankyo Co., Ltd.	381,300	6,589,725
GlaxoSmithKline PLC	885,710	24,808,408
Novartis AG	208,380	17,343,484
Richter Gedeon Nyrt	275,090	4,887,927
Roche Holding AG	69,350	21,352,864

		82,801,999

		92,511,026

Information Technology – 8.1%
Computers & Peripherals – 2.1%
Casetek Holdings Ltd.	920,000	5,326,364
Catcher Technology Co., Ltd.	1,584,000	11,542,650
Inventec Corp.	4,166,000	4,411,009

		21,280,023

Electronic Equipment, Instruments & Components – 0.9%
LG Display Co., Ltd.(a)	424,960	9,695,474

IT Services – 0.7%
Fujitsu Ltd.(a)	1,185,000	7,409,600

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.4%
Samsung Electronics Co., Ltd.	11,650	$14,758,251
SK Hynix, Inc.(a)	301,340	10,956,554
Sumco Corp.	617,900	4,757,960
Taiwan Semiconductor Manufacturing Co., Ltd.	2,048,000	7,387,756
Tokyo Electron Ltd.	114,100	6,539,291

		44,399,812

		82,784,909

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 4.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,090,038	3,404,731
Hellenic Telecommunications Organization SA(a)	298,980	5,230,844
Nippon Telegraph & Telephone Corp.	141,000	7,938,169
Verizon Communications, Inc.	154,070	7,287,033
Vivendi SA	636,827	18,159,526
Ziggo NV	82,400	3,757,132

		45,777,435

Wireless Telecommunication Services – 2.8%
China Mobile Ltd.	784,500	7,441,320
Rogers Communications, Inc. – Class B(b)	80,320	3,104,575
Turkcell Iletisim Hizmetleri AS(a)	973,890	5,058,572
Vodafone Group PLC	3,195,353	13,314,917

		28,919,384

		74,696,819

Energy – 7.3%
Energy Equipment & Services – 1.8%
Aker Solutions ASA	447,617	7,509,762
Saipem SpA	248,630	5,841,044
Seadrill Ltd.(b)	133,730	4,926,787

		18,277,593

Oil, Gas & Consumable Fuels – 5.5%
Canadian Natural Resources Ltd.	148,280	5,426,086
China Petroleum & Chemical Corp. – Class H	6,752,200	5,977,090
ENI SpA	443,700	10,651,729
Gazprom OAO (Sponsored ADR)	582,510	4,432,901
JX Holdings, Inc.	1,377,000	7,151,450
LUKOIL OAO (London) (Sponsored ADR)	85,470	4,649,568
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	354,552	12,938,817
Suncor Energy, Inc. (Toronto)	156,630	5,167,248

		56,394,889

		74,672,482

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.7%
Chemicals – 3.1%
Arkema SA	92,400	$10,022,876
BASF SE	36,710	4,219,593
Denki Kagaku Kogyo KK	1,268,000	4,903,389
Koninklijke DSM NV	116,109	7,408,597
Nippon Shokubai Co., Ltd.	430,000	5,236,000

		31,790,455

Metals & Mining – 2.6%
Barrick Gold Corp.(b)	279,820	5,701,020
Dowa Holdings Co., Ltd.	346,000	2,879,100
MMC Norilsk Nickel OJSC (ADR)	603,800	10,252,524
Rio Tinto PLC	135,400	7,763,926

		26,596,570

Paper & Forest Products – 1.0%
Duratex SA	375,600	1,743,714
Mondi PLC	435,724	7,989,992

		9,733,706

		68,120,731

Consumer Staples – 5.3%
Beverages – 1.0%
Asahi Group Holdings Ltd.	136,200	3,829,472
Carlsberg A/S – Class B	63,160	6,654,058

		10,483,530

Food & Staples Retailing – 1.4%
Koninklijke Ahold NV	771,330	14,378,140

Food Products – 0.9%
Ajinomoto Co., Inc.	332,000	5,154,258
Danone	48,930	3,450,333

		8,604,591

Tobacco – 2.0%
British American Tobacco PLC	155,490	8,475,978
Imperial Tobacco Group PLC	289,150	11,794,321

		20,270,299

		53,736,560

Utilities – 2.9%
Electric Utilities – 2.1%
EDP - Energias de Portugal SA	2,033,080	8,798,574
Electricite de France	117,400	4,657,914
Enel SpA	1,538,458	7,883,858

		21,340,346

Multi-Utilities – 0.8%
National Grid PLC	599,710	8,391,888

		29,732,234

Total Common Stocks (cost $846,612,797)		996,840,330

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.7%
Financials – 0.7%
Real Estate Management & Development – 0.7%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a) (cost $4,735,598)	2,795,490	$6,926,313

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $1,812,988)	1,812,988	1,812,988

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $853,161,383)		1,005,579,631

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $16,917,441)	16,917,441	16,917,441

Total Investments – 100.5% (cost $870,078,824)		1,022,497,072
Other assets less liabilities – (0.5)%		(4,970,455)

Net Assets – 100.0%		$1,017,526,617

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	102	March 2014	$4,176,007	$4,420,826	$244,819

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	11,234	USD	10,137	5/15/14	$9,601
BNP Paribas SA	CHF	29,967	USD	33,335	5/15/14	(757,591)
BNP Paribas SA	USD	5,433	AUD	6,096	5/15/14	(19,583)
BNP Paribas SA	USD	62,107	GBP	37,275	5/15/14	278,726
BNP Paribas SA	USD	33,199	NZD	40,586	5/15/14	642,570
Credit Suisse International	CHF	2,577	USD	2,847	5/15/14	(84,806)
Credit Suisse International	USD	8,991	CHF	7,996	5/15/14	106,144
HSBC Bank USA	GBP	27,203	USD	44,407	5/15/14	(1,121,832)
HSBC Bank USA	HKD	172,309	USD	22,209	5/15/14	2,404

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	JPY	1,185,707	USD	11,641	5/15/14	$(14,038)
Morgan Stanley & Co., Inc.	NZD	30,534	USD	25,410	5/15/14	(49,459)
Morgan Stanley & Co., Inc.	SEK	67,114	USD	10,262	5/15/14	(193,251)
Morgan Stanley & Co., Inc.	USD	12,886	NOK	78,281	5/15/14	120,901
Standard Chartered Bank	RUB	263,755	USD	7,332	5/15/14	89,052
State Street Bank & Trust Co.	EUR	27,878	USD	38,221	5/15/14	(258,625)
State Street Bank & Trust Co.	USD	7,204	EUR	5,298	5/15/14	108,662
State Street Bank & Trust Co.	USD	15,828	NOK	98,365	5/15/14	516,720
State Street Bank & Trust Co.	USD	49,356	SEK	320,638	5/15/14	594,374
UBS AG	USD	11,596	AUD	13,267	5/15/14	185,678

						$155,647

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 28.2%
Capital Markets – 3.9%
Daiwa Securities Group, Inc.	945,000	$8,551,946
UBS AG (REG)(a)	1,422,273	30,426,628

		38,978,574

Commercial Banks – 2.2%
Grupo Financiero Banorte SAB de CV – Class O	619,550	4,010,962
HDFC Bank Ltd.	691,340	7,471,897
Sberbank of Russia (Sponsored ADR)	1,053,844	10,717,594

		22,200,453

Consumer Finance – 1.4%
Muthoot Finance Ltd.	2,051,429	5,471,843
Shriram Transport Finance Co., Ltd.	924,410	8,796,233

		14,268,076

Diversified Financial Services – 0.7%
IG Group Holdings PLC	697,400	7,389,241

Insurance – 11.2%
Admiral Group PLC	1,236,914	29,695,429
AIA Group Ltd.	4,365,200	21,387,474
BB Seguridade Participacoes SA	1,389,300	13,805,604
Lancashire Holdings Ltd.	1,428,462	17,545,558
Prudential PLC	1,309,090	29,641,388

		112,075,453

Real Estate Investment Trusts (REITs) – 0.6%
GLP J-Reit(b)	5,349	5,646,739

Real Estate Management & Development – 6.2%
Daito Trust Construction Co., Ltd.	177,600	16,552,283
Global Logistic Properties Ltd.	10,595,000	23,692,473
Hang Lung Properties Ltd.	5,184,000	14,459,473
Mitsubishi Estate Co., Ltd.	304,000	7,210,283

		61,914,512

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	1,480,030	19,529,081

		282,002,129

Consumer Discretionary – 22.2%
Automobiles – 5.8%
Hyundai Motor Co. (Preference Shares)	106,960	13,835,416
Nissan Motor Co., Ltd.	931,600	8,315,120
Toyota Motor Corp.	626,900	36,080,025

		58,230,561

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 3.9%
Anhanguera Educacional Participacoes SA	802,400	$4,493,235
Estacio Participacoes SA	1,914,400	18,043,817
Kroton Educacional SA	864,100	16,104,561

		38,641,613

Hotels, Restaurants & Leisure – 3.4%
Ajisen China Holdings Ltd.(b)	5,579,800	6,148,129
Merlin Entertainments PLC(a)(c)	902,055	5,483,250
Sodexo	212,796	22,666,302

		34,297,681

Specialty Retail – 3.2%
Belle International Holdings Ltd.	8,288,000	10,220,902
L’Occitane International SA(b)	1,285,750	2,831,467
Sports Direct International PLC(a)	1,286,991	17,362,871
Zhongsheng Group Holdings Ltd.(b)	1,343,000	1,944,536

		32,359,776

Textiles, Apparel & Luxury Goods – 5.9%
Cie Financiere Richemont SA	203,640	20,230,671
Hugo Boss AG	71,575	9,521,586
Li & Fung Ltd.	15,294,000	20,020,138
LVMH Moet Hennessy Louis Vuitton SA	9,720	1,797,337
Prada SpA	295,300	2,221,724
Samsonite International SA	1,687,700	4,634,097

		58,425,553

		221,955,184

Consumer Staples – 20.3%
Beverages – 3.6%
Anheuser-Busch InBev NV	72,270	7,559,012
Diageo PLC	680,230	21,360,596
SABMiller PLC (London)	143,660	7,035,248

		35,954,856

Food & Staples Retailing – 4.6%
Jeronimo Martins SGPS SA(b)	609,598	10,335,372
Lenta Ltd. (GDR)(a)(c)	867,581	8,675,810
Magnit OJSC (Sponsored GDR)(c)	16,130	903,280
Olam International Ltd.	16,840,370	23,610,567
Tsuruha Holdings, Inc.	25,700	2,394,882

		45,919,911

Food Products – 0.2%
Unilever PLC	61,916	2,532,366

Household Products – 3.2%
Henkel AG & Co. KGaA	231,983	23,433,228
LG Household & Health Care Ltd.	20,120	8,625,354

		32,058,582

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 8.7%
British American Tobacco PLC	831,159	$45,307,640
Japan Tobacco, Inc.	1,296,700	41,299,544

		86,607,184

		203,072,899

Industrials – 15.1%
Aerospace & Defense – 0.2%
Zodiac Aerospace	51,550	1,816,118

Commercial Services & Supplies – 2.9%
Babcock International Group PLC	682,920	16,812,907
Edenred	379,374	12,171,166

		28,984,073

Industrial Conglomerates – 0.3%
Alliance Global Group, Inc.	4,424,500	2,985,076

Machinery – 1.1%
Komatsu Ltd.	518,200	10,957,175

Professional Services – 10.0%
Bureau Veritas SA	891,168	24,528,110
Capita PLC	1,183,230	22,582,569
Intertek Group PLC	798,259	39,264,621
SGS SA	5,479	13,557,916

		99,933,216

Road & Rail – 0.6%
Globaltrans Investment PLC (Sponsored GDR)(c)	504,251	6,550,221

		151,225,879

Information Technology – 4.9%
Internet Software & Services – 1.7%
Baidu, Inc. (Sponsored ADR)(a)	27,633	4,723,309
Telecity Group PLC	1,104,907	12,197,548

		16,920,857

IT Services – 0.8%
HCL Technologies Ltd.	140,730	3,584,002
Tata Consultancy Services Ltd.	137,050	5,028,276

		8,612,278

Semiconductors & Semiconductor Equipment – 2.2%
Samsung Electronics Co., Ltd. (Preference Shares)	18,933	18,869,384
Taiwan Semiconductor Manufacturing Co., Ltd.	844,000	3,044,563

		21,913,947

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.2%
Dassault Systemes	16,580	$1,905,894

		49,352,976

Materials – 3.4%
Chemicals – 2.2%
Essentra PLC	1,487,640	22,148,743

Construction Materials – 0.2%
Grasim Industries Ltd. (GDR)(c)	47,846	1,959,863

Metals & Mining – 1.0%
BHP Billiton PLC	313,320	10,097,312

		34,205,918

Health Care – 2.2%
Life Sciences Tools & Services – 1.4%
Eurofins Scientific SE	47,273	13,795,798

Pharmaceuticals – 0.8%
Lupin Ltd.	13,268	213,661
Sun Pharmaceutical Industries Ltd.	772,007	8,057,357

		8,271,018

		22,066,816

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
BG Group PLC	528,451	9,614,494
NovaTek OAO (Sponsored GDR)(c)	35,200	4,456,320
Petroleo Brasileiro SA (Sponsored ADR)	250,980	2,926,427

		16,997,241

Utilities – 1.6%
Independent Power Producers & Energy Traders – 1.6%
APR Energy PLC	1,114,141	16,138,183

Total Common Stocks (cost $875,300,593)		997,017,225

WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,241,384	2,127,545

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,775,012	777,003

Total Warrants (cost $2,035,981)		2,904,548

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $3,461,155)	3,461,155	$3,461,155

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $880,797,729)		1,003,382,928

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $11,139,093)	11,139,093	11,139,093

Total Investments – 101.4% (cost $891,936,822)		1,014,522,021
Other assets less liabilities – (1.4)%		(13,642,382)

Net Assets – 100.0%		$1,000,879,639

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	7,386,284	USD	71,585	3/18/14	$(998,354)
Barclays Bank PLC	USD	26,435	CHF	23,645	3/18/14	452,310
Barclays Bank PLC	USD	5,981	NOK	36,863	3/18/14	157,623
Barclays Bank PLC	USD	21,380	SEK	139,715	3/18/14	405,886
BNP Paribas SA	USD	5,611	AUD	6,213	3/18/14	(72,110)
Goldman Sachs Bank USA	GBP	6,903	USD	11,288	3/18/14	(269,734)
Goldman Sachs Bank USA	HKD	403,995	USD	52,116	3/18/14	56,453
Goldman Sachs Bank USA	USD	13,369	EUR	9,774	3/18/14	121,675
Royal Bank of Scotland PLC	GBP	57,075	USD	93,587	3/18/14	(1,977,641)
Royal Bank of Scotland PLC	USD	67,945	CAD	72,447	3/18/14	(2,541,084)
Standard Chartered Bank	USD	12,769	HKD	99,001	3/18/14	(11,775)
Standard Chartered Bank	USD	18,512	SGD	23,127	3/18/14	(268,277)
State Street Bank & Trust Co.	CHF	4,721	USD	5,274	3/18/14	(94,072)
State Street Bank & Trust Co.	EUR	4,561	USD	6,235	3/18/14	(60,328)
State Street Bank & Trust Co.	SGD	4,868	USD	3,841	3/18/14	410
State Street Bank & Trust Co.	USD	5,196	GBP	3,154	3/18/14	85,047
State Street Bank & Trust Co.	USD	3,249	CAD	3,597	6/18/14	(8,999)
UBS AG	GBP	6,554	USD	10,422	3/18/14	(552,272)

						$(5,575,242)

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $28,028,744 or 2.8% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 27.8%
Australia – 2.0%
Australia Government Bond Series 130 4.75%, 6/15/16	AUD	20,395	$19,035,554

United States – 25.8%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	115,378,995
0.25%, 9/30/14-5/31/15		113,369	113,479,511
0.75%, 10/31/17		2,070	2,050,594
1.375%, 6/30/18		17,685	17,752,698

			248,661,798

Total Governments – Treasuries (cost $267,547,605)			267,697,352

COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.2%
Non-Agency Fixed Rate CMBS – 16.2%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		3,094	3,373,103
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		716	777,357
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,161	6,337,397
Series 2012-CR3, Class A1 0.666%, 10/15/45		2,839	2,825,901
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,002	2,989,244
Series 2012-CR5, Class A1 0.673%, 12/10/45		2,273	2,261,873
Series 2013-CR12, Class A2 2.904%, 10/10/46		5,000	5,200,241
Series 2013-CR6, Class A1 0.719%, 3/10/46		3,902	3,881,684
Series 2013-CR9, Class A2 3.055%, 7/10/45		3,046	3,190,302
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,853	1,840,817
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,565,857

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45	U.S.$	3,366	$3,348,731
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,213	2,203,569
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		2,187	2,126,223
Series 2013-GC14, Class A1 1.217%, 8/10/46		2,256	2,264,377
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		1,072	1,066,054
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		3,099	3,130,485
Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,685	5,159,479
Series 2007-CB20, Class A1A 5.746%, 2/12/51		4,186	4,709,926
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,803	5,315,342
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		3,946	4,070,265
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,539	1,578,496
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		1,326	1,330,666
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		316	316,158
Series 2012-CBX, Class A1 0.958%, 6/15/45		2,845	2,847,005
Series 2013-C10, Class A1 0.73%, 12/15/47		2,087	2,072,972
Series 2013-C16, Class A2 3.07%, 12/15/46		4,682	4,889,898
Series 2013-LC11, Class A2 1.855%, 4/15/46		4,895	4,898,324
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		3,998	3,994,622
Series 2013-C15, Class A2 2.977%, 11/15/45		4,720	4,915,040

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$	1,029	$1,029,115
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,590	1,741,734
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,951	6,503,532
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		3,701	3,684,385
Series 2013-C8, Class A1 0.777%, 12/15/48		3,740	3,720,468
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.65%, 6/11/42		3,613	4,072,392
Series 2011-C1, Class A1 2.602%, 9/15/47(a)		3,018	3,066,791
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,568	2,554,399
Series 2013-C5, Class A1 0.779%, 3/10/46		3,899	3,880,187
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		3,976	4,344,398
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		3,649	3,640,186
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,225	1,240,670
Series 2012-C10, Class A1 0.734%, 12/15/45		4,371	4,362,975
Series 2012-C9, Class A1 0.673%, 11/15/45		3,633	3,622,038
Series 2013-C11, Class A1 0.799%, 3/15/45		1,947	1,939,080
Series 2013-C12, Class A1 0.735%, 3/15/48		2,700	2,677,317
Series 2013-C17, Class A2 2.921%, 12/15/46		4,790	4,959,250

			155,520,325

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.7%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(b)	U.S.$	2,298	$2,232,464
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.625%, 10/15/21(a)(b)		4,900	4,874,192

			7,106,656

Agency CMBS – 0.3%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		3,195	3,219,780

Total Commercial Mortgage-Backed Securities (cost $167,213,153)			165,846,761

CORPORATES - INVESTMENT GRADES – 16.9%
Financial Institutions – 9.3%
Banking – 7.0%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,346,356
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,374,399
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,315,504
Bank of America Corp. 1.25%, 1/11/16		3,220	3,241,487
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,338,501
BB&T Corp. 2.05%, 6/19/18		3,350	3,383,453
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,360,237
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,355,537
Fifth Third Bancorp 3.625%, 1/25/16		3,175	3,342,465
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,233,809
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,366,465
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,324,895

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series G 1.10%, 10/15/15	U.S.$	3,290	$3,309,174
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,845,486
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		3,315	3,273,736
Morgan Stanley 1.75%, 2/25/16		1,988	2,021,923
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,263,779
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,345,932
Royal Bank of Scotland Group PLC 2.55%, 9/18/15		3,280	3,356,017
SunTrust Bank/Atlanta GA 0.677%, 2/15/17(b)		3,330	3,325,078
US Bancorp/MN 0.726%, 11/15/18(b)		3,355	3,353,477

			67,077,710

Finance – 0.5%
General Electric Capital Corp. 0.957%, 4/02/18(b)		4,740	4,785,812

Insurance – 1.8%
American International Group, Inc. 3.00%, 3/20/15		3,225	3,308,086
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,321,080
MetLife Institutional Funding II 0.613%, 1/06/15(a)(b)		4,500	4,512,343
New York Life Global Funding 0.80%, 2/12/16(a)		3,315	3,330,216
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,263,851

			17,735,576

			89,599,098

Industrial – 7.3%
Basic – 0.4%
Monsanto Co. 0.436%, 11/07/16(b)		3,355	3,361,264

Capital Goods – 0.6%
Caterpillar Financial Services Corp. 1.00%, 3/03/17		3,360	3,359,425
Eaton Corp. 0.573%, 6/16/14(b)		2,469	2,470,946

			5,830,371

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.776%, 4/15/16(a)(b)	U.S.$	3,795	$3,805,201

Communications - Telecommunications – 1.4%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,372,925
1.40%, 12/01/17		3,320	3,296,475
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,693,629
1.95%, 3/28/14		3,130	3,133,308
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,289,875

			13,786,212

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,462,007
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,356,187

			7,818,194

Consumer Cyclical - Retailers – 0.2%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,379,192

Consumer Non-Cyclical – 2.4%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,303,780
Allergan, Inc./United States 1.35%, 3/15/18		1,540	1,519,595
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,845,304
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,259,253
McKesson Corp. 0.95%, 12/04/15		1,298	1,302,600
Merck & Co., Inc. 1.30%, 5/18/18		4,805	4,746,288
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,314,652
Sanofi 1.625%, 3/28/14		2,445	2,447,218

			22,738,690

Energy – 0.7%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,301,725
Chevron Corp. 1.104%, 12/05/17		3,305	3,296,308

			6,598,033

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
Cisco Systems, Inc. 0.516%, 3/03/17(b)	U.S.$	3,360	$3,367,994

			69,685,151

Utility – 0.3%
Natural Gas – 0.3%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,292,708

Total Corporates – Investment Grades (cost $162,098,278)			162,576,957

ASSET-BACKED SECURITIES – 15.9%
Autos - Fixed Rate – 8.3%
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,482,795
Series 2013-SN1, Class A3 0.72%, 5/20/16		3,744	3,752,747
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945	948,590
Series 2014-1, Class A2 1.29%, 1/15/19		3,293	3,292,251
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		3,615	3,753,223
Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,568,946
Series 2013-1, Class A2 0.49%, 6/08/16		1,061	1,061,360
Series 2013-3, Class A3 0.92%, 4/09/18		3,455	3,458,884
Series 2013-4, Class A3 0.96%, 4/09/18		1,340	1,343,595
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,164	2,163,401
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,747,451
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,233,676
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,663,083

Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,029,900

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16	U.S.$	1,785	$1,785,220
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		2,674	2,681,345
Series 2012-3, Class A2 0.43%, 9/15/15		356	356,036
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		841	840,993
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,868	1,870,556
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(a)	CAD	75	67,807
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		1,804	1,630,067
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	427	426,593
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,742	2,746,369
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,460,506
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		2,300	2,299,879
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,228,999
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,509	2,513,566
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		3,924	3,937,893
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,595,722
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		3,854	3,865,265
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		204	204,173

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15	U.S.$	229	$229,297
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,670,767
Series 2013-5, Class A2A 0.64%, 4/17/17		2,002	2,003,092
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		601	601,288
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		2,854	2,863,318
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,843	2,849,430

			80,228,083

Credit Cards - Fixed Rate – 2.4%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,989,981
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,282,740
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,324,677
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,327,370
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,628,982
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,185,872
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,545,602
Series 2013-A, Class A 1.61%, 12/15/21		950	945,162

			23,230,386

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 2.3%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.51%, 12/16/19(b)	U.S.$	2,074	$2,074,025
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.805%, 8/16/21(a)(b)		3,365	3,382,183
Chase Issuance Trust Series 2013-A6, Class A6 0.575%, 7/15/20(b)		4,632	4,646,194
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.585%, 7/15/21(b)		1,905	1,905,088
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(b)		2,006	2,006,024
Gracechurch Card Funding PLC Series 2012-1A, Class A2 1.025%, 2/15/17(a)(b)	EUR	2,140	2,967,717
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.725%, 3/18/14(a)(b)	U.S.$	2,796	2,796,271
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(b)		2,110	2,110,074

			21,887,576

Other ABS - Fixed Rate – 1.5%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		2,328	2,329,022
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	2,663	2,405,347
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17	U.S.$	1,860	1,862,284
Series 2013-D, Class A4 1.37%, 10/15/20		4,975	4,984,517
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		2,607	2,612,414

			14,193,584

Autos - Floating Rate – 1.3%
Ally Master Owner Trust Series 2011-4, Class A1 0.955%, 9/15/16(b)		1,715	1,718,807

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(b)	U.S.$	1,413	$1,416,533
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.855%, 2/15/17(a)(b)		3,025	3,069,534
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		3,880	3,891,427
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(a)(b)		2,252	2,251,999

			12,348,300

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		672	665,859
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			665,859

Total Asset-Backed Securities (cost $152,381,416)			152,553,788

MORTGAGE PASS-THROUGHS – 9.9%
Agency ARMs – 9.5%
Federal Home Loan Mortgage Corp. 2.045%, 8/01/42(e)		5,560	5,720,745
2.43%, 7/01/42(e)		8,862	9,047,883
2.721%, 6/01/37(e)		7,381	7,928,776
Series 2005 2.579%, 5/01/35(e)		2,359	2,522,919
Federal National Mortgage Association 2.131%, 8/01/42(e)		5,978	6,169,643
2.234%, 8/01/42(e)		5,443	5,629,758
2.378%, 6/01/42(e)		4,054	4,218,667
2.397%, 1/01/36(e)		1,442	1,532,329
2.442%, 5/01/42(e)		7,213	7,516,388
2.523%, 6/01/42(b)		4,655	4,858,066
2.643%, 8/01/42(e)		8,201	8,438,436
2.662%, 8/01/42(e)		7,739	7,966,122
2.72%, 6/01/42(e)		9,844	10,145,533
Series 2003 2.56%, 12/01/33(e)		584	628,520

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 2.317%, 2/01/35(b)	U.S.$	3,068	$3,314,146
2.71%, 10/01/35(e)		1,904	2,038,493
Series 2006 2.765%, 7/01/36(e)		1,473	1,584,441
Series 2007 1.784%, 1/01/37(b)		964	1,010,217
Series 2009 2.399%, 7/01/38(e)		1,267	1,359,513

			91,630,595

Agency Fixed Rate 15-Year – 0.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,863	2,031,588
Federal National Mortgage Association Series 2001 6.00%, 11/01/16		25	26,139
Series 2002 6.00%, 12/01/17		31	32,719
Series 2005 6.00%, 6/01/17-6/01/20		44	46,084
Series 2006 6.00%, 5/01/21-1/01/22		1,148	1,238,682
Series 2007 6.00%, 2/01/22		304	331,361

			3,706,573

Total Mortgage Pass-Throughs (cost $95,025,735)			95,337,168

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Agency Floating Rate – 1.4%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.436%, 10/25/33(b)		89	84,812
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.655%, 6/15/39(b)		3,728	3,734,836
Series 4286, Class VF 0.605%, 12/15/43(b)		4,650	4,629,822
Federal National Mortgage Association Series 2013-57, Class FN 0.506%, 6/25/43(b)		4,702	4,671,095

			13,120,565

Agency Fixed Rate – 1.1%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		5,533	5,819,874

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	2,387	$2,500,932
Series 2011-39, Class DA 3.50%, 7/25/24		2,004	2,076,551

			10,397,357

Non-Agency Floating Rate – 1.0%
Connecticut Avenue Securities Series 2013-C01, Class M1 2.156%, 10/25/23(b)		2,640	2,671,503
Federal National Mortgage Association Series 2014-C01, Class M1 1.756%, 1/25/24(b)		1,653	1,660,272
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, 2/25/42(a)(b)		2,576	2,061,108
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M1 1.606%, 11/25/23(b)		3,301	3,303,665

			9,696,548

Non-Agency Fixed Rate – 0.3%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		3,650	3,433,665
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		40	39,662

			3,473,327

Total Collateralized Mortgage Obligations (cost $37,324,802)			36,687,797

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $18,684,471)		18,289	18,910,410

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.588%, 11/03/14(a)(b) (cost $6,455,600)		6,456	6,467,537

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,328,613)		3,335	3,298,649

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $51,324,621)	51,324,621	$51,324,621

Total Investments – 99.9% (cost $961,384,294)		960,701,040
Other assets less liabilities – 0.1%		1,372,647

Net Assets – 100.0%		$962,073,687

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2Yr (CBT) Futures	1,094	June 2014	$240,493,584	$240,543,250	$49,666
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	412	June 2014	49,245,137	49,382,062	(136,925)
U.S. T-Note 10 Yr (CBT) Futures	81	June 2014	10,048,298	10,087,031	(38,733)

					$(125,992)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	203	USD	181	3/07/14	$(154)
BNP Paribas SA	CAD	4,521	USD	4,076	4/10/14	(2,928)
Citibank, NA	AUD	10,578	USD	9,403	3/07/14	(34,489)
State Street Bank & Trust Co.	AUD	10,758	USD	9,650	3/07/14	51,647

						$14,076

CROSS CURRENCY SWAPS (see Note C)

Counter party	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$(125,941)	$(1,712)	$(124,229)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Short Duration Bond Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $116,890,307 or 12.1% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of February 28, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(d)	Fair valued by the Adviser.

(e)	Variable rate coupon, rate shown as of February 28, 2014.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 48.5%
Australia – 4.7%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	24,240	$23,567,138
Series 128 5.75%, 7/15/22		13,959	14,125,827
Series 132 5.50%, 1/21/18		12,775	12,407,734

			50,100,699

Austria – 2.4%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	2,920	4,596,759
3.90%, 7/15/20(a)		13,130	21,037,577

			25,634,336

Belgium – 0.9%
Belgium Government Bond Series 65 4.25%, 9/28/22(a)		4,875	7,939,909
Series 71 3.75%, 6/22/45(a)		750	1,131,056

			9,070,965

Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	34,480	13,961,551

Canada – 1.4%
Canadian Government Bond 2.75%, 6/01/22	CAD	15,395	14,517,014

Denmark – 0.4%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	4,484,405

France – 2.2%
France Government Bond OAT 3.00%, 4/25/22	EUR	6,495	9,819,707
3.25%, 5/25/45(a)		2,770	3,871,007
3.50%, 4/25/20		6,000	9,380,855

			23,071,569

Germany – 7.2%
Bundesobligation Series 158 1.75%, 10/09/15		34,670	49,099,722

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bundesrepublik Deutschland 1.50%, 5/15/23	EUR	11,380	$15,717,871
2.25%, 9/04/21		2,104	3,132,859
3.25%, 7/04/42		1,735	2,774,925
Series 2007 4.25%, 7/04/39		3,143	5,807,444

			76,532,821

Italy – 2.0%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		3,455	5,067,874
3.75%, 3/01/21		1,515	2,219,343
4.25%, 9/01/19		2,245	3,411,447
4.50%, 2/01/20(a)		1,665	2,555,070
4.75%, 5/01/17-9/01/21		4,230	6,476,705
5.00%, 9/01/40(a)		1,210	1,837,363

			21,567,802

Japan – 6.8%
Japan Government Ten Year Bond Series 301 1.50%, 6/20/19	JPY	1,447,750	15,198,060
Series 332 0.60%, 12/20/23		1,040,050	10,231,028
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,655,992
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	23,211,168
Series 143 1.60%, 3/20/33		1,648,700	16,744,276
Series 144 1.50%, 3/20/33		460,050	4,596,952

			72,637,476

Mexico – 0.7%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	90,175	7,088,979

Netherlands – 2.7%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,735	2,373,004
4.00%, 7/15/19(a)		1,340	2,140,375
4.50%, 7/15/17(a)		15,612	24,447,235

			28,960,614

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.4%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	4,727	$4,235,423

Poland – 0.3%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	8,150	2,969,806

Spain – 1.3%
Spain Government Bond 4.00%, 4/30/20	EUR	1,295	1,935,893
4.80%, 1/31/24		3,425	5,251,315
4.85%, 10/31/20		2,520	3,919,587
5.85%, 1/31/22		2,000	3,286,992

			14,393,787

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	4,317,084

United Kingdom – 8.5%
United Kingdom Gilt 1.00%, 9/07/17(a)	GBP	6,835	11,330,185
1.75%, 1/22/17-9/07/22(a)		24,250	40,015,264
2.25%, 9/07/23(a)		2,305	3,708,110
3.75%, 9/07/19(a)		6,245	11,451,250
4.50%, 12/07/42(a)		6,993	13,923,468
4.75%, 12/07/30(a)		5,269	10,538,176

			90,966,453

United States – 4.9%
U.S. Treasury Bonds 3.625%, 8/15/43	U.S.$	1,690	1,701,090
4.50%, 2/15/36		5,630	6,595,894
4.625%, 2/15/40		21,888	26,162,511
5.375%, 2/15/31		2,225	2,849,391
U.S. Treasury Notes 0.25%, 7/31/15		15,430	15,444,473

			52,753,359

Total Governments - Treasuries (cost $513,721,505)			517,264,143

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 25.4%
Industrial – 11.9%
Basic – 1.4%
Air Products & Chemicals, Inc. 2.75%, 2/03/23	U.S.$	2,067	$1,947,633
Barrick North America Finance LLC 4.40%, 5/30/21		1,304	1,320,048
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,121,196
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18		1,077	1,085,400
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,289,698
5.75%, 1/30/21(a)		122	126,575
Glencore Funding LLC 4.125%, 5/30/23(a)		1,455	1,397,018
Minsur SA 6.25%, 2/07/24(a)		714	735,931
Rio Tinto Finance USA PLC 2.875%, 8/21/22		2,220	2,115,973
3.50%, 3/22/22		760	762,636
Samarco Mineracao SA 4.125%, 11/01/22(a)		475	435,813
5.75%, 10/24/23(a)		960	964,800

			15,302,721

Capital Goods – 0.2%
Republic Services, Inc. 3.80%, 5/15/18		85	91,048
5.25%, 11/15/21		1,213	1,362,866

			1,453,914

Communications - Media – 2.1%
21st Century Fox America, Inc. 4.50%, 2/15/21		890	970,196
6.55%, 3/15/33		1,383	1,642,943
CBS Corp. 5.75%, 4/15/20		1,410	1,609,492
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,713,214
Comcast Corp. 4.25%, 1/15/33		965	951,830
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,971,021
4.75%, 10/01/14		1,200	1,229,063

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)	U.S.$	681	$709,942
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,705,237
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,005,490
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,678,925
Time Warner Cable, Inc. 4.125%, 2/15/21		1,837	1,919,882
Time Warner Entertainment Co. LP 8.375%, 3/15/23		1,305	1,715,443
WPP Finance 2010 4.75%, 11/21/21		417	445,252

			22,267,930

Communications - Telecommunications – 1.5%
American Tower Corp. 5.05%, 9/01/20		2,750	2,991,906
AT&T, Inc. 4.30%, 12/15/42		463	411,443
4.45%, 5/15/21		1,694	1,824,523
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,235,747
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,577,570
United States Cellular Corp. 6.70%, 12/15/33		1,391	1,363,008
Verizon Communications, Inc. 5.15%, 9/15/23		2,254	2,468,869
6.55%, 9/15/43		2,358	2,886,621

			15,759,687

Consumer Cyclical - Automotive – 0.8%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,561,253
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		2,650	2,644,625
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,335,780

			8,541,658

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,592,010
7.625%, 4/15/31		2,810	3,702,982

			5,294,992

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Wyndham Worldwide Corp. 2.50%, 3/01/18	U.S.$	1,620	$1,639,220

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,165,749

Consumer Non-Cyclical – 1.3%
Actavis, Inc. 3.25%, 10/01/22		999	959,097
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,823,298
Alicorp SAA 3.875%, 3/20/23(a)		1,060	983,804
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	507,755
Kroger Co. (The) 3.40%, 4/15/22		242	242,163
McKesson Corp. 2.70%, 12/15/22		1,201	1,126,277
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,206,153
Tesco PLC Series E 6.125%, 2/24/22	GBP	1,300	2,474,279
Teva Pharmaceutical Finance Co. BV Series 2 3.65%, 11/10/21	U.S.$	1,852	1,853,150
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		955	981,464

			14,157,440

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	820,976
6.45%, 9/15/36		877	1,040,202
Nabors Industries, Inc. 5.10%, 9/15/23(a)		2,590	2,638,879
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,599,545
Noble Holding International Ltd. 4.90%, 8/01/20		251	272,927
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,544,207
Phillips 66 4.30%, 4/01/22		3,940	4,157,039
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,442,913

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southwestern Energy Co. 4.10%, 3/15/22	U.S.$	823	$845,096
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,010,162

			20,371,946

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	555,653
Baidu, Inc. 2.25%, 11/28/17		788	785,877
EMC Corp./MA 3.375%, 6/01/23		2,675	2,646,600
Hewlett-Packard Co. 2.75%, 1/14/19		1,503	1,524,777
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,577,372
7.50%, 5/15/25		290	352,941
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	3,079,848
Total System Services, Inc. 2.375%, 6/01/18		791	787,296
3.75%, 6/01/23		751	712,034

			12,022,398

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,738,407
5.75%, 12/15/16		1,115	1,244,871

			2,983,278

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,199	2,260,191
5.00%, 4/07/18(a)		1,163	1,259,227
Ryder System, Inc. 5.85%, 11/01/16		930	1,039,943
7.20%, 9/01/15		908	992,478

			5,551,839

			126,512,772

Financial Institutions – 10.7%
Banking – 7.4%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		2,655	2,667,362
Bank of America Corp.
5.875%, 2/07/42		2,896	3,383,623
7.625%, 6/01/19		1,700	2,117,501
Series L
5.65%, 5/01/18		1,130	1,291,627

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	$3,031,015
BNP Paribas SA
5.00%, 1/15/21	U.S.$	2,966	3,302,074
5.186%, 6/29/15(a)		846	869,265
BPCE SA 5.70%, 10/22/23(a)		1,947	2,051,164
Branch Banking & Trust Co. 2.85%, 4/01/21		2,660	2,657,766
Citigroup, Inc.
4.50%, 1/14/22		3,160	3,366,380
8.50%, 5/22/19		790	1,017,556
Compass Bank 5.50%, 4/01/20		4,989	5,280,757
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,486	1,472,996
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,667,113
Fifth Third Bancorp 2.30%, 3/01/19	U.S.$	1,132	1,133,487
Goldman Sachs Group, Inc. (The)
Series D
6.00%, 6/15/20		920	1,068,719
Series G
7.50%, 2/15/19		2,855	3,496,881
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,225,789
JPMorgan Chase & Co.
4.40%, 7/22/20		1,335	1,453,959
4.625%, 5/10/21		857	940,517
Lloyds Bank PLC 6.50%, 9/14/20(a)		2,702	3,109,691
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	708,939
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	699,795
Morgan Stanley
Series G
5.45%, 1/09/17		1,615	1,796,460
5.50%, 7/24/20		2,455	2,795,180
Murray Street Investment Trust I 4.647%, 3/09/17		272	294,799
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,988,037
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,143,545

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)	U.S.$	605	$636,763
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)		430	438,600
Standard Chartered Bank Hong Kong Ltd. Series E 5.875%, 6/24/20(a)		724	801,720
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,260,051
State Street Corp. 3.70%, 11/20/23		1,060	1,085,177
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,330,981
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,137,400
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,457,540
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,626,579
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,488,255

			79,295,063

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,620,751

Finance – 0.2%
General Electric Capital Corp. 2.30%, 4/27/17		1,635	1,694,653

Insurance – 2.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	2,079,099
American International Group, Inc. 3.375%, 8/15/20		1,050	1,079,010
Coventry Health Care, Inc. 5.95%, 3/15/17		665	751,727
6.125%, 1/15/15		260	272,421
6.30%, 8/15/14		2,060	2,111,978
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,081,666
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	709,149
5.50%, 3/30/20		922	1,054,974
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		600	670,102

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.30%, 8/01/18	U.S.$	369	$431,817
6.45%, 6/01/16		285	317,442
7.20%, 6/15/18		610	732,139
Lincoln National Corp. 8.75%, 7/01/19		791	1,028,923
Markel Corp. 7.125%, 9/30/19		1,105	1,325,135
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,227,554
MetLife, Inc. 4.75%, 2/08/21		1,085	1,206,726
7.717%, 2/15/19		1,159	1,455,039
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,340,838
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	1,080	1,602,495
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,111,462
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,603,794

			25,193,490

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,467	2,570,994

REITS – 0.2%
HCP, Inc. 6.00%, 1/30/17		2,195	2,479,472

			113,854,423

Utility – 2.4%
Electric – 0.5%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	551,559
Enel Finance International NV Series E 4.875%, 4/17/23(a)	EUR	1,125	1,792,605
Monongahela Power Co. 4.10%, 4/15/24(a)	U.S.$	1,059	1,095,345
TECO Finance, Inc. 4.00%, 3/15/16		745	790,134
5.15%, 3/15/20		915	1,022,111
Union Electric Co. 6.70%, 2/01/19		315	381,355

			5,633,109

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.8%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)	U.S.$	1,515	$1,618,067
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,136,414
7.50%, 7/01/38		2,264	2,766,726
GDF Suez 1.625%, 10/10/17(a)		975	979,436
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		413	415,426
3.50%, 9/01/23		698	659,554
3.95%, 9/01/22		495	494,995
4.15%, 3/01/22		863	871,769
6.85%, 2/15/20		517	615,577
NiSource Finance Corp. 6.80%, 1/15/19		3,445	4,122,166
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,369,304
Williams Partners LP 4.50%, 11/15/23		425	435,042
5.25%, 3/15/20		2,198	2,448,106

			18,932,582

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,129,638

			25,695,329

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)	U.S.$	819	801,228
4.125%, 3/13/17(a)		757	813,677
Electricite de France 5.25%, 1/29/23(a)		2,143	2,137,642
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	775	1,054,222

			4,806,769

Total Corporates - Investment Grades (cost $252,017,634)			270,869,293

MORTGAGE PASS-THROUGHS – 6.7%
Agency Fixed Rate 30-Year – 4.8%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36	U.S.$	43	46,461

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 5.50%, 7/01/35	U.S.$	1,173	$1,304,736
Federal National Mortgage Association 3.00%, 9/01/42-11/01/43		8,535	8,302,522
3.50%, 3/01/44, TBA		12,635	12,808,731
4.00%, 3/01/44, TBA		22,760	23,855,325
Series 2003 5.50%, 4/01/33		906	1,005,028
Series 2004 5.50%, 4/01/34-11/01/34		2,857	3,169,002
Series 2005 5.50%, 2/01/35		717	795,648
Series 2006 5.00%, 1/01/36		2	2,318
Series 2007 4.50%, 8/01/37		225	241,252

			51,531,023

Agency Fixed Rate 15-Year – 1.5%
Federal National Mortgage Association 3.50%, 3/01/29, TBA		15,225	16,095,680

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.496%, 5/01/38(c)		1,583	1,688,638
Federal National Mortgage Association Series 2003 2.56%, 12/01/33(c)		811	872,163
Series 2007 2.333%, 3/01/34(c)		1,586	1,681,867

			4,242,668

Total Mortgage Pass-Throughs (cost $70,970,000)			71,869,371

GOVERNMENTS - SOVEREIGN AGENCIES – 4.6%
Canada – 2.2%
Canada Housing Trust No. 1 3.35%, 12/15/20(a)	CAD	24,915	24,025,548

France – 0.4%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)	U.S.$	4,014	4,034,546

Germany – 1.9%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	3,900	5,448,415
3.00%, 8/03/18(a)		1,400	2,115,825
KFW 1.125%, 10/16/18		4,460	6,242,572
3.875%, 1/21/19		4,410	6,960,079

			20,766,891

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
Qtel International Finance Ltd. 3.875%, 1/31/28(a)	U.S.$	647	$592,011

Total Governments - Sovereign Agencies (cost $51,448,220)			49,418,996

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.2%
Non-Agency Fixed Rate CMBS – 2.7%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		2,406	2,614,160
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.009%, 12/10/49		3,725	4,216,510
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,481,278
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,548,346
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.937%, 6/15/29		1,017	1,020,376
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		3,041	3,323,031
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,663	7,257,943
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		2,930	3,201,179

			28,662,823

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,931,591

Total Commercial Mortgage-Backed Securities (cost $33,233,175)			33,594,414

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 3.0%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	$1,014,725
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	827,036
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	2,964,989
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	3,180	5,380,981
BPCE SFH SA 3.625%, 5/12/16(a)		400	589,509
Series E 2.75%, 2/16/17		1,800	2,635,067
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,308,028
CaixaBank SA 5.125%, 4/27/16		1,250	1,872,650
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	5,029,256
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,182,531
Nationwide Building Society 3.125%, 10/13/16(a)	EUR	2,610	3,843,157
Santander Consumer Finance SA 3.875%, 3/23/16		1,300	1,893,710
Societe Generale SFH Series E 3.25%, 6/06/16(a)	EUR	900	1,319,713

Total Covered Bonds (cost $29,670,193)			31,861,352

AGENCIES – 2.2%
Agency Debentures – 2.2%
Federal Home Loan Mortgage Corp.
1.75%, 5/30/19	U.S.$	1,985	1,978,130
6.75%, 3/15/31		1,345	1,850,748
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	19,085,324

Total Agencies (cost $21,002,722)			22,914,202

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.8%
Quasi-Sovereign Bonds – 1.8%
Chile – 0.2%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	2,595	$2,671,720

China – 0.1%
CNOOC Curtis Funding No. 1 Pty Ltd. 4.50%, 10/03/23(a)		687	693,265

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		1,990	2,236,163

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,836,802

Mexico – 0.2%
Petroleos Mexicanos 4.875%, 1/18/24		2,645	2,718,943

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	551,700

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,119,185

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,514,533

Total Quasi-Sovereigns (cost $18,281,246)			19,342,311

SUPRANATIONALS – 1.0%
European Investment Bank Series E 4.25%, 4/15/19	EUR	5,095	8,165,235
International Bank for Reconstruction & Development 9.25%, 7/15/17	U.S.$	2,340	2,974,770

Total Supranationals (cost $10,697,602)			11,140,005

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.6%
Connecticut Avenue Securities Series 2013-C01, Class M1 2.156%, 10/25/23(d)	U.S.$	1,003	$1,014,672
Federal National Mortgage Association Series 2014-C01, Class M1 1.756%, 1/25/24(d)		2,569	2,579,053
Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.355%, 2/25/24(d)		2,665	2,700,680

			6,294,405

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.614%, 5/25/35		1,086	1,045,279

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.675%, 5/28/35		392	350,603

Total Collateralized Mortgage Obligations (cost $7,701,420)			7,690,287

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Indonesia – 0.3%
Indonesia Government International Bond 3.375%, 4/15/23(a)		3,326	2,985,085

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)		2,944	3,223,680

Total Governments - Sovereign Bonds (cost $6,212,569)			6,208,765

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.1%
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	710	641,658
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)	U.S.$	764	765,733

			1,407,391

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.281%, 12/25/32(d)		356	341,629

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.414%, 1/20/35(d)	U.S.$	421	$418,371

			760,000

Other ABS - Fixed Rate – 0.1%
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		478	478,947

Home Equity Loans - Fixed Rate – 0.0%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		338	345,405

Total Asset-Backed Securities (cost $3,069,697)			2,991,743

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $2,017,356)		1,985	2,768,559

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Financial Institutions – 0.2%
Banking – 0.1%
Societe Generale SA 5.922%, 4/05/17(a)		1,515	1,620,750

Insurance – 0.1%
ING Groep NV 5.775%, 12/08/15		719	744,165

Total Corporates - Non-Investment Grades (cost $2,262,578)			2,364,915

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a) (cost $2,097,699)		1,885	2,069,730

SHORT-TERM INVESTMENTS – 6.6%
U.S. Treasury Bills – 4.9%
U.S. Treasury Bill Zero Coupon, 4/10/14 (cost $52,688,582)		52,690	52,688,582

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Global Core Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Investment Companies – 1.7%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(e) (cost $17,542,612)	17,542,612	$17,542,612

Total Short-Term Investments (cost $70,231,194)		70,231,194

Total Investments – 105.3% (cost $1,094,634,810)		1,122,599,280
Other assets less liabilities – (5.3)%		(56,621,593)

Net Assets – 100.0%		$1,065,977,687

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	283	June 2014	$33,826,151	$33,920,203	$(94,052)
U.S. T-Note 10 Yr (CBT) Futures	170	June 2014	21,089,022	21,170,313	(81,291)
U.S. Long Bond (CBT) Futures	198	June 2014	26,053,695	26,346,375	(292,680)

					$(468,023)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	1,287	USD	1,770	3/12/14	$(5,796)
Barclays Bank PLC	JPY	7,310,314	USD	71,361	4/11/14	(484,748)
Barclays Bank PLC	PLN	9,259	USD	3,062	4/03/14	(3,890)
Barclays Bank PLC	USD	270	MXN	3,533	3/14/14	(3,324)
BNP Paribas SA	CAD	42,537	USD	38,353	4/10/14	(27,554)
BNP Paribas SA	GBP	55,483	USD	91,961	3/13/14	(942,033)
BNP Paribas SA	NZD	5,267	USD	4,370	3/14/14	(42,665)
Royal Bank of Canada	MXN	96,263	USD	7,378	3/14/14	124,657
Royal Bank of Scotland PLC	AUD	56,045	USD	49,858	3/07/14	(143,658)
Royal Bank of Scotland PLC	SEK	26,823	USD	4,137	3/06/14	(46,604)
State Street Bank & Trust Co.	BRL	32,958	USD	13,329	5/05/14	(511,290)
State Street Bank & Trust Co.	EUR	2,521	USD	3,412	3/12/14	(67,449)

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	133	GBP	80	3/13/14	$788
UBS AG	EUR	189,067	USD	258,438	3/12/14	(2,529,960)

						$(4,683,526)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $317,328,379 or 29.8% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2014.

(c)	Variable rate coupon, rate shown as of February 28, 2014.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

JSC – Joint Stock Company

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 90.5%
United States – 90.5%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	337,697	$343,939,098
0.125%, 1/15/23 (TIPS)		45,924	44,883,878
0.375%, 7/15/23 (TIPS)		34,403	34,394,849
0.625%, 7/15/21 (TIPS)(a)		36,794	38,398,358
0.625%, 1/15/24 (TIPS)		19,414	19,679,242
1.125%, 1/15/21 (TIPS)		14,022	15,096,355
1.25%, 7/15/20 (TIPS)(a)(b)		60,694	66,369,581
1.375%, 7/15/18 (TIPS)		621	683,304
1.375%, 1/15/20 (TIPS)(a)		42,607	46,690,848
1.625%, 1/15/18 (TIPS)		22,540	24,769,853
1.875%, 7/15/19 (TIPS)		24,398	27,547,252
2.00%, 7/15/14-1/15/16 (TIPS)		15,987	16,814,960
2.125%, 1/15/19 (TIPS)		22,602	25,607,583
2.50%, 7/15/16 (TIPS)(a)		3,514	3,870,666

Total Inflation-Linked Securities (cost $700,814,235)			708,745,827

CORPORATES - INVESTMENT GRADES – 14.8%
Industrial – 7.6%
Basic – 1.4%
Barrick North America Finance LLC 4.40%, 5/30/21		596	603,335
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	760,902
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	831,026
Dow Chemical Co. (The) 8.55%, 5/15/19		637	823,903
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		1,400	1,327,361
5.75%, 1/30/21(c)		113	117,238
International Paper Co. 4.75%, 2/15/22		1,710	1,854,319
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,252,664
Minsur SA 6.25%, 2/07/24(c)		1,402	1,445,063
Rio Tinto Finance USA PLC 2.875%, 8/21/22		1,008	960,766
3.50%, 3/22/22		370	371,284
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	749,055

			11,096,916

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
CRH Finance Ltd. Series E 7.375%, 5/28/14(c)	EUR	1,100	$1,541,530
Embraer SA 5.15%, 6/15/22	U.S.$	550	568,563
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	728,175

			2,838,268

Communications - Media – 1.1%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,833,077
CBS Corp. 5.75%, 4/15/20		1,625	1,854,910
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,314,567
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	631,755
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		906	910,530
Omnicom Group, Inc. 3.625%, 5/01/22		703	701,250
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,442,402

			8,688,491

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,474,194
AT&T, Inc. 5.35%, 9/01/40		1,397	1,433,759
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	137,728
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	916,344
Verizon Communications, Inc. 5.15%, 9/15/23		1,957	2,143,557
5.50%, 2/15/18		885	1,004,012
7.35%, 4/01/39		780	1,011,252

			8,120,846

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		337	374,576
5.875%, 8/02/21		1,166	1,346,115
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,704,039

			3,424,730

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	U.S.$	1,610	$1,699,553
Kroger Co. (The) 3.40%, 4/15/22		1,324	1,324,892
Reynolds American, Inc. 3.25%, 11/01/22		899	854,477
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	715,287

			4,594,209

Energy – 1.3%
Marathon Petroleum Corp. 5.125%, 3/01/21		590	659,835
Nabors Industries, Inc. 5.10%, 9/15/23(c)		715	728,494
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,725,464
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,151,222
Transocean, Inc. 3.80%, 10/15/22		1,555	1,474,736
6.375%, 12/15/21		5	5,609
Valero Energy Corp. 6.125%, 2/01/20		998	1,171,998
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	2,051,933

			9,969,291

Technology – 0.8%
Baidu, Inc. 2.25%, 11/28/17		280	279,246
3.25%, 8/06/18		977	998,344
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,874,238
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,154,351
Total System Services, Inc. 2.375%, 6/01/18		530	527,518
3.75%, 6/01/23		542	513,878

			6,347,575

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,803,109

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,028,603

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 3.15%, 3/02/15	U.S.$	1,105	$1,132,203
5.85%, 11/01/16		630	704,477

			2,865,283

			59,748,718

Financial Institutions – 5.0%
Banking – 2.9%
Bank of America Corp. 5.625%, 7/01/20		705	811,626
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	830	1,397,635
BNP Paribas SA 5.186%, 6/29/15(c)	U.S.$	502	515,805
BPCE SA 5.70%, 10/22/23(c)		1,390	1,464,365
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		361	357,841
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,513,511
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	772	1,328,304
Goldman Sachs Group, Inc. (The) 1.833%, 11/29/23(e)	U.S.$	1,550	1,582,875
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,024,122
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	871,186
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		1,718	1,956,571
Murray Street Investment Trust I 4.647%, 3/09/17		184	199,423
National Capital Trust II Delaware 5.486%, 3/23/15(c)		1,090	1,117,250
PNC Bank NA 3.80%, 7/25/23		1,930	1,948,073
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)		735	773,587
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		285	335,473
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)		340	346,800
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,939,520

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	655	$727,601
7.625%, 8/17/22		929	1,102,404

			22,313,972

Insurance – 1.4%
American International Group, Inc. 6.40%, 12/15/20		1,660	1,990,035
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,485,393
6.10%, 10/01/41		760	913,246
Lincoln National Corp. 8.75%, 7/01/19		550	715,433
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,194,453
Prudential Financial, Inc. 5.625%, 6/15/43		940	970,550
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,944,772
XLIT Ltd. 5.25%, 9/15/14		1,590	1,628,647

			10,842,529

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,877	2,103,276
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,140,554
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,547,225

			5,791,055

			38,947,556

Utility – 1.8%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		669	746,469
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	287,817

			1,034,286

Natural Gas – 1.7%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,659,305
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,841,791
Enterprise Products Operating LLC 5.20%, 9/01/20		720	810,884

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 3.95%, 9/01/22	U.S.$	1,439	$1,438,986
4.15%, 3/01/22		625	631,351
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,695,932
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,063,269
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,591,210
Williams Partners LP 3.80%, 2/15/15		1,660	1,708,143

			13,440,871

			14,475,157

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,338,741
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,430,503

			2,769,244

Total Corporates - Investment Grades (cost $111,102,286)			115,940,675

ASSET-BACKED SECURITIES – 11.7%
Autos - Fixed Rate – 7.5%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,017	3,024,049
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,158,562
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,560,907
Series 2014-1, Class A2 1.29%, 1/15/19		2,665	2,664,394
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,421,156
Series 2013-1, Class A2 0.49%, 6/08/16		873	873,129
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,728,063
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,087,911

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)	U.S.$	1,766	$1,765,511
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,241,586
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,590,350
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,345,585
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,260,345
Series 2014-1, Class B 2.22%, 1/22/19		400	402,337
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		1,469	1,469,181
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19 (c)		706	705,994
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		722	723,861
Series 2013-1A, Class A 1.29%, 10/16/17(c)		665	666,110
Series 2014-1A, Class A 1.29%, 5/15/18(c)		1,045	1,044,956
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,537	1,539,103
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18 (c)		583	582,841
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,148,870
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		726	655,990
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	640,038
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,234	1,235,966

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19	U.S.$	1,873	$1,872,902
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,701,956
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		409	410,155
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		2,063	2,066,754
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	598,012
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,316,420
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,205,342
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		174	173,969
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		244	244,011
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,924,695
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,117,501
Series 2013-5, Class A2A 0.64%, 4/17/17		1,151	1,151,628
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		512	512,065

			58,832,205

Credit Cards - Fixed Rate – 1.3%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,312,995
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		1,905	1,812,506
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,697,599

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17	U.S.$	1,300	$1,400,269
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,314,766
Series 2013-A, Class A 1.61%, 12/15/21		809	804,881

			10,343,016

Autos - Floating Rate – 1.3%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(c)(e)		3,034	3,041,585
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.535%, 1/15/18(e)		2,082	2,084,823
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(e)		3,340	3,349,836
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(c)(e)		1,815	1,814,999

			10,291,243

Credit Cards - Floating Rate – 1.0%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.51%, 12/16/19(e)		1,685	1,685,020
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(e)		1,619	1,619,019
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.725%, 3/18/14(c)(e)		2,401	2,401,233
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(e)		1,715	1,715,060

			7,420,332

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		603	603,124
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		679	681,484

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-C, Class A2 0.63%, 1/17/17	U.S.$	1,480	$1,481,337
Series 2013-D, Class A2 0.49%, 3/15/17		1,868	1,868,650
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		240	240,572

			4,875,167

Total Asset-Backed Securities (cost $91,883,479)			91,761,963

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.6%
Non-Agency Fixed Rate CMBS – 7.8%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		2,466	2,687,790
Series 2007-5, Class AM 5.772%, 2/10/51		618	660,035
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		1,970	1,917,823
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		576	625,905
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.77%, 5/15/46		2,263	2,517,150
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		943	921,201
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.79%, 6/15/38		770	768,837
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,307,557
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,727,788
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,387,257

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)	U.S.$	2,029	$2,034,302
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,791	1,741,265
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		2,226	2,248,732
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,968	2,136,015
Series 2007-CB18, Class A1A 5.431%, 6/12/47		3,797	4,181,791
Series 2007-CB19, Class AM 5.712%, 2/12/49		700	762,270
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,374	3,796,512
Series 2007-LD12, Class AM 6.011%, 2/15/51		598	669,242
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,889	4,304,198
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,325	1,358,640
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		717	716,930
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,280	1,402,314
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,160	3,441,857
Series 2006-4, Class A1A 5.166%, 12/12/49		4,792	5,237,710
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.65%, 6/11/42		3,005	3,386,646
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,507,339
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	310,304
Series 2012-C4, Class A5 2.85%, 12/10/45		637	609,727
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		3,203	3,499,267

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	1,776	$1,753,871

			61,620,275

Non-Agency Floating Rate CMBS – 0.4%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.858%, 12/05/31(c)(e)		1,010	1,005,575
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.007%, 11/08/29(c)(e)		2,035	2,029,938

			3,035,513

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,812	2,934,010

Total Commercial Mortgage-Backed Securities (cost $67,789,546)			67,589,798

CORPORATES - NON-INVESTMENT GRADES – 2.2%
Financial Institutions – 1.2%
Banking – 1.2%
Bank of America Corp. Series U 5.20%, 6/01/23		857	805,580
Barclays Bank PLC 7.625%, 11/21/22		1,213	1,340,365
Citigroup, Inc. 5.95%, 1/30/23		1,164	1,149,450
Credit Agricole SA 7.875%, 1/23/24(c)		368	395,600
Credit Suisse Group AG 7.50%, 12/11/23(c)		305	335,881
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	2,440	3,165,857
6.071%, 6/30/14(c)	U.S.$	769	770,923
Societe Generale SA 4.196%, 1/26/15	EUR	396	551,136
5.922%, 4/05/17(c)	U.S.$	230	246,054
7.875%, 12/18/23(c)		723	766,380

			9,527,226

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.0%
SLM Corp. 7.25%, 1/25/22	U.S.$	132	$145,200

			9,672,426

Industrial – 0.8%
Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(c)		672	682,080

Communications - Media – 0.2%
DISH DBS Corp. 5.00%, 3/15/23		835	828,737
Sirius XM Holdings, Inc. 4.625%, 5/15/23(c)		844	793,360

			1,622,097

Communications - Telecommunications – 0.2%
Sprint Corp. 7.875%, 9/15/23(c)		810	897,075
T-Mobile USA, Inc. 6.625%, 4/01/23		765	822,375

			1,719,450

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		295	305,325

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	384,038

Energy – 0.2%
Cimarex Energy Co. 5.875%, 5/01/22		596	643,680
Denbury Resources, Inc. 4.625%, 7/15/23		836	787,930

			1,431,610

			6,144,600

Utility – 0.2%
Natural Gas – 0.2%
ONEOK, Inc. 4.25%, 2/01/22		1,321	1,279,523
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		229	214,115

			1,493,638

Total Corporates – Non-Investment Grades (cost $16,734,215)			17,310,664

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)	U.S.$	586	$603,325

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		1,910	1,909,082

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,099,245

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,492,274

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,697,700

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		1,025	1,063,438

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,155,830

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,805,192

Total Quasi-Sovereigns (cost $11,412,593)			11,826,086

MORTGAGE PASS-THROUGHS – 1.3%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.50%, 12/01/42		7,300	7,423,482

Agency ARMs – 0.3%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(e)		1,715	1,831,711
2.496%, 5/01/38(f)		817	871,555

			2,703,266

Total Mortgage Pass-Throughs (cost $9,981,587)			10,126,748

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.3%
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $9,620,945)	BRL	24,460	$9,904,279

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.7%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.556%, 1/25/24(e)	U.S.$	544	554,489
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.406%, 11/25/23(e)		1,940	1,949,789
Series 2014-DN1, Class M2 2.355%, 2/25/24(e)		1,170	1,185,664
Series 2014-DN1, Class M3 4.655%, 2/25/24(e)		1,375	1,407,236

Total Collateralized Mortgage Obligations (cost $5,029,235)			5,097,178

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Communications - Telecommunications – 0.2%
Comcel Trust (Cayman Islands) 6.875%, 2/06/24(c)		387	400,061
Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 5/30/23(c)		322	298,096
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	495,922

			1,194,079

Consumer Non - Cyclical – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	746,700
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(c)		761	452,795
11.75%, 2/09/22(c)		560	329,000

			1,528,495

Total Emerging Markets – Corporate Bonds (cost $2,678,551)			2,722,574

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Company			Shares	U.S. $ Value

PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
Morgan Stanley 7.125%			30,000	$802,200
State Street Corp. 5.90%			27,400	695,960

				1,498,160

Insurance – 0.1%
Allstate Corp. (The) 5.10%			41,400	1,034,172

Total Preferred Stocks (cost $2,541,528)				2,532,332

			Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)	U.S.$		971	871,473

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(c)			1,445	1,582,275

Total Governments – Sovereign Bonds (cost $2,394,218)				2,453,748

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Ireland – 0.1%
Bank of Ireland Series MPLE 2.065%, 9/22/15(e) (cost $929,853)		CAD	1,060	909,419

Total Investments – 133.7% (cost $1,032,912,271)				1,046,921,291
Other assets less liabilities – (33.7)%				(264,135,332)

Net Assets – 100.0%				$782,785,959

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2Yr (CBT) Futures	195	June 2014	$42,866,769	$42,875,625	$8,856

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Bond Inflation Protection Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	36	June 2014	$4,737,035	$4,790,250	$(53,215)
U.S. T-Note 5 Yr (CBT) Futures	674	June 2014	80,561,221	80,785,219	(223,998)
U.S. T-Note 10 Yr (CBT) Futures	446	June 2014	55,327,668	55,540,937	(213,269)

					$(481,626)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	46,807,796	USD	4,025	4/11/14	$708
Barclays Bank PLC	USD	1,960	IDR	23,553,274	4/11/14	65,176
BNP Paribas SA	BRL	4,652	USD	1,994	3/06/14	9,651
BNP Paribas SA	USD	1,915	BRL	4,652	3/06/14	68,660
BNP Paribas SA	USD	3,899	GBP	2,339	3/13/14	17,553
BNP Paribas SA	CAD	3,397	USD	3,063	4/10/14	(2,201)
Credit Suisse International	SEK	25,373	USD	3,885	3/06/14	(72,595)
Goldman Sachs Bank USA	BRL	9,901	USD	4,159	5/05/14	1,349
Goldman Sachs Bank USA	BRL	5,488	USD	2,201	5/05/14	(103,277)
JPMorgan Chase Bank, NA	GBP	3,079	USD	5,099	3/13/14	(55,345)
Royal Bank of Scotland PLC	BRL	4,652	USD	1,986	3/06/14	2,330
Royal Bank of Scotland PLC	USD	1,994	BRL	4,652	3/06/14	(9,651)
Royal Bank of Scotland PLC	USD	1,957	BRL	4,652	5/05/14	(3,635)
Standard Chartered Bank	USD	3,917	SEK	25,378	3/06/14	40,671
State Street Bank & Trust Co.	EUR	115	USD	159	3/12/14	57
State Street Bank & Trust Co.	EUR	5,062	USD	6,916	3/12/14	(71,542)
State Street Bank & Trust Co.	USD	73	GBP	44	3/13/14	144
State Street Bank & Trust Co.	BRL	13,129	USD	5,409	4/02/14	(150,047)
State Street Bank & Trust Co.	USD	206	CAD	229	4/10/14	227

						$(261,767)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS(see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21 5 Year Index, 12/20/18*	(5.00)%	3.09%	$6,245	$(567,085)	$(325,554)
CDX-NAHY Series 21 5 Year Index, 12/20/18*	(5.00)	3.09	15,580	(1,414,761)	(352,702)
CDX-NAIG Series 21 5 Year Index, 12/20/18*	(1.00)	0.64	23,410	(443,094)	(51,083)

				$(2,424,940)	$(729,339)

*	Termination date

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS(see Note C)

				Rate Type
Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	17,400	1/13/17	3 Month BBR	3.170%	$71,438
Morgan Stanley & Co., LLC/(CME Group)		15,420	2/13/17	3 Month BBR	3.245%	98,226
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(121,501)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(57,223)

						$(9,060)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe Generale, 5.25% 3/28/13, 12/20/17*	3.00%	0.69%	EUR	1,400	$178,715	$64,266	$114,449
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.45		2,140	44,672	(53,494)	98,166

					$223,387	$10,772	$212,615

*	Termination date

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Bond Inflation Protection Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,590	1/17/22	2.050%	3 MonthLIBOR	$179,799
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 MonthLIBOR	(636,237)
Morgan Stanley Capital Services LLC	46,600	3/12/14	0.563%	3 MonthLIBOR	(105,586)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 MonthLIBOR	764,204
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 MonthLIBOR	514,078

					$716,258

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$29,200	4/15/15	1.209%	CPI	#	$(12,816)
Morgan Stanley Capital Services LLC	36,700	7/15/15	1.675%	CPI#		12,420
Morgan Stanley Capital Services LLC	10,900	7/15/17	1.955%	CPI	#	(4,932)

						$(5,328)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2014
Bank of America+	0.08%	—	$7,194,048
Barclays Capital	0.13%	3/07/14	17,595,342
Barclays Capital+	0.06%	—	14,007,050
JPMorgan Chase	0.10%	3/13/14	49,883,184
JPMorgan Chase	0.12%	4/07/14	81,208,808
JPMorgan Chase	0.12%	4/15/14	24,195,459

			$194,083,891

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2014

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $280,326,024.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $583,108.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $106,434,199 or 13.6% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2014.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(f)	Variable rate coupon, rate shown as of February 28, 2014.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
IDR	– Indonesian Rupiah
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
JSC	– Joint Stock Company
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 71.4%
Industrial – 58.9%
Basic – 5.8%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	355	$399,819
Aleris International, Inc. 7.625%, 2/15/18		519	548,842
7.875%, 11/01/20		230	244,375
ArcelorMittal 6.00%, 3/01/21(a)		600	648,000
6.125%, 6/01/18		1,330	1,463,000
7.25%, 3/01/41		61	62,068
7.50%, 10/15/39		837	872,572
Arch Coal, Inc. 7.25%, 6/15/21		594	478,170
Ashland, Inc. 3.875%, 4/15/18		65	67,275
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV 5.75%, 2/01/21(b)	EUR	280	408,707
7.375%, 5/01/21(b)	U.S.$	535	577,800
Axiall Corp. 4.875%, 5/15/23(b)		242	238,975
Commercial Metals Co. 6.50%, 7/15/17		1,016	1,137,920
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(a)(b)		485	526,225
8.25%, 11/01/19(b)		500	551,250
GrafTech International Ltd. 6.375%, 11/15/20		365	375,038
Hexion US Finance Corp. 6.625%, 4/15/20		901	931,409
Huntsman International LLC 8.625%, 3/15/21		831	939,030
INEOS Finance PLC 7.50%, 5/01/20(b)		376	413,600
8.375%, 2/15/19(b)		425	470,688
INEOS Group Holdings SA 5.75%, 2/15/19(b)	EUR	275	391,919
5.875%, 2/15/19(b)	U.S.$	375	386,250
6.125%, 8/15/18(b)		345	357,075
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		696	723,840
Kerling PLC 10.625%, 2/01/17(b)	EUR	255	375,735

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)	U.S.$	897	$1,006,882
Molycorp, Inc. 3.25%, 6/15/16(a)		667	530,265
10.00%, 6/01/20		869	869,000
Momentive Performance Materials, Inc. 8.875%, 10/15/20		461	493,270
Novelis, Inc./GA 8.75%, 12/15/20		509	572,625
Peabody Energy Corp. 6.00%, 11/15/18		682	738,265
6.25%, 11/15/21(a)		659	680,417
PetroLogistics LP/ PetroLogistics Finance Corp. 6.25%, 4/01/20		288	292,320
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	522,167
Ryerson, Inc./ Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		400	436,000
11.25%, 10/15/18		170	190,825
Steel Dynamics, Inc. 5.25%, 4/15/23		307	315,443
6.125%, 8/15/19		515	562,637
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		500	558,750
TPC Group, Inc. 8.75%, 12/15/20(b)		422	455,760

			21,814,208

Capital Goods – 4.6%
Accudyne Industries Borrower/ Accudyne Industries LLC 7.75%, 12/15/20(b)		328	350,960
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 7.375%, 10/15/17(b)	EUR	650	954,535
BC Mountain LLC/ BC Mountain Finance, Inc. 7.00%, 2/01/21(b)	U.S.$	403	400,985
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(b)	EUR	100	148,065
Beverage Packaging Holdings Luxembourg II SA/ Beverage Packaging Holdings II Is 5.625%, 12/15/16(b)	U.S.$	575	592,969
6.00%, 6/15/17(b)		171	177,840
Bombardier, Inc. 6.125%, 1/15/23(b)		967	979,087

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Capital LLC 3.625%, 4/15/18	U.S.$	770	$781,550
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	535,625
HD Supply, Inc. 7.50%, 7/15/20		1,060	1,160,700
8.125%, 4/15/19		300	337,500
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		572	648,505
Masco Corp. 7.125%, 3/15/20		650	752,375
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	329,560
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		190	190,238
Rexel SA 5.25%, 6/15/20(b)		502	510,785
6.125%, 12/15/19(b)		645	680,475
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21(a)		1,999	2,183,907
9.00%, 4/15/19		1,005	1,080,375
9.875%, 8/15/19		400	451,000
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,070,190
Sealed Air Corp. 6.875%, 7/15/33(b)		681	687,810
8.125%, 9/15/19(b)		310	347,588
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(b)		188	210,090
10.50%, 1/31/20		330	368,775
TransDigm, Inc. 5.50%, 10/15/20		370	374,625
7.75%, 12/15/18		1,200	1,285,500

			17,591,614

Communications - Media – 7.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	1,038,577
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(b)	U.S.$	186	190,650
CCO Holdings LLC/ CCO Holdings Capital Corp. 5.125%, 2/15/23		785	765,375
5.75%, 1/15/24		623	626,115

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(b)	U.S.$	644	$642,390
6.375%, 9/15/20(b)		490	518,175
Clear Channel Communications, Inc. 6.875%, 6/15/18		855	801,562
9.00%, 12/15/19(a)		910	955,500
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	555,188
Series A 7.625%, 3/15/20		100	107,500
Series B 6.50%, 11/15/22		1,475	1,570,875
Columbus International, Inc. 11.50%, 11/20/14(b)		698	738,135
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	533,450
CSC Holdings LLC 7.625%, 7/15/18		1,140	1,325,250
DigitalGlobe, Inc. 5.25%, 2/01/21		159	157,410
DISH DBS Corp. 5.00%, 3/15/23		2,900	2,878,250
6.75%, 6/01/21		350	392,000
Gannett Co., Inc. 6.375%, 10/15/23(b)		710	749,050
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,090,450
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)(b)		2,734	2,703,242
7.25%, 10/15/20		1,900	2,066,250
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		530	559,150
Radio One, Inc. 9.25%, 2/15/20(b)		308	323,400
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	955,840
Sinclair Television Group, Inc. 6.125%, 10/01/22		576	596,160
Sirius XM Holdings, Inc. 4.625%, 5/15/23(b)		263	247,220
5.25%, 8/15/22(b)		165	170,775
5.875%, 10/01/20(b)		381	400,526
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		745	773,869
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	420	630,452

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Townsquare Radio LLC/ Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	332	$367,690
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(b)		580	600,300
6.25%, 1/15/29(b)	EUR	126	185,223
7.50%, 3/15/19(b)	U.S.$	402	437,013
Univision Communications, Inc. 5.125%, 5/15/23(b)		514	526,850
6.75%, 9/15/22(b)		335	371,850
8.50%, 5/15/21(b)		650	722,312
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	587,813
Virgin Media Finance PLC 6.375%, 4/15/23(b)		545	576,338

			29,438,175

Communications - Telecommunications – 5.6%
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	271,625
Series U 7.65%, 3/15/42		680	639,200
Series W 6.75%, 12/01/23		335	355,100
Frontier Communications Corp. 7.625%, 4/15/24		258	273,480
7.875%, 1/15/27		127	127,318
9.00%, 8/15/31		545	569,525
InterXion Holding NV 6.00%, 7/15/20(b)	EUR	213	314,593
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	169	186,323
Level 3 Financing, Inc. 6.125%, 1/15/21(b)		642	678,915
7.00%, 6/01/20		800	872,000
Sprint Capital Corp. 6.875%, 11/15/28		3,030	3,007,275
8.75%, 3/15/32		300	336,750
Sprint Communications, Inc. 6.00%, 11/15/22(a)		785	804,625
9.00%, 11/15/18(b)		945	1,157,625
Sprint Corp. 7.25%, 9/15/21(b)		520	569,400
7.875%, 9/15/23(b)		938	1,038,835
Sunrise Communications Holdings SA 8.50%, 12/31/18 (b)	EUR	350	522,720

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 6.125%, 1/15/22	U.S.$	377	$398,206
6.25%, 4/01/21		900	959,625
6.50%, 1/15/24		715	757,900
6.542%, 4/28/20		600	649,500
6.625%, 4/01/23		239	256,925
6.731%, 4/28/22		420	453,600
6.836%, 4/28/23		241	260,882
Telecom Italia Capital SA 6.375%, 11/15/33		1,050	1,023,750
tw telecom holdings, Inc. 6.375%, 9/01/23		729	780,030
Wind Acquisition Finance SA 6.50%, 4/30/20(b)		1,430	1,576,575
Windstream Corp. 7.50%, 4/01/23		715	750,750
7.875%, 11/01/17		675	772,875
8.125%, 9/01/18		900	960,750

			21,326,677

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 7.75%, 5/01/21		718	775,440
Allison Transmission, Inc. 7.125%, 5/15/19(b)		298	321,840
Banque PSA Finance SA 4.375%, 4/04/16(b)		546	568,719
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	438,209
Dana Holding Corp. 5.375%, 9/15/21		755	777,650
Exide Technologies 8.625%, 2/01/18(c)		586	476,125
General Motors Financial Co., Inc. 3.25%, 5/15/18		369	377,764
6.75%, 6/01/18		760	885,400
LKQ Corp. 4.75%, 5/15/23(b)		720	685,800
Meritor, Inc. 8.125%, 9/15/15		185	201,650
Rhino Bondco S.P.A 5.781%, 12/15/19(b)(d)	EUR	200	276,639
7.25%, 11/15/20(b)		275	401,029
Schaeffler Finance BV 4.25%, 5/15/18(b)		217	311,881
Schaeffler Holding Finance BV 6.875%, 8/15/18(b)(e)		544	801,568

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Servus Luxembourg Holding SCA 7.75%, 6/15/18(b)	EUR	384	$570,943
UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	386,925

			8,257,582

Consumer Cyclical - Entertainment – 0.5%
Activision Blizzard, Inc. 5.625%, 9/15/21(b)		636	683,700
6.125%, 9/15/23(b)		382	414,470
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		250	276,563
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		284	311,690
Regal Entertainment Group 5.75%, 3/15/22		385	393,662

			2,080,085

Consumer Cyclical - Other – 2.2%
Boyd Gaming Corp. 9.00%, 7/01/20		870	946,125
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	396,000
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,292,100
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	592,006
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,370,250
M/I Homes, Inc. 8.625%, 11/15/18		790	854,187
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	398,213
PVH Corp. 7.375%, 5/15/20		765	851,062
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	361,800
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		503	554,558
Standard Pacific Corp. 8.375%, 5/15/18		500	595,000
Wolverine World Wide, Inc. 6.125%, 10/15/20		251	271,080

			8,482,381

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	357	$402,518
Brighthouse Group PLC 7.875%, 5/15/18(b)	GBP	669	1,178,193
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	960	1,068,000
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		93	95,325
Chinos Intermediate Holdings A, Inc. 7.75%, 5/01/19(b)(e)		566	591,470
CST Brands, Inc. 5.00%, 5/01/23(a)		1,572	1,528,770
L Brands, Inc. 6.625%, 4/01/21		400	448,500
8.50%, 6/15/19		820	994,250
Michaels Stores, Inc. 7.75%, 11/01/18		500	536,250
Murphy Oil USA, Inc. 6.00%, 8/15/23(b)		204	207,570
Neiman Marcus Group Ltd. LLC 8.75%, 10/15/21(b)(e)		139	149,425
New Look Bondco I PLC 8.375%, 5/14/18(b)		370	394,975
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	470	826,501
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)	U.S.$	731	670,692

			9,092,439

Consumer Non-Cyclical – 10.2%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		750	813,750
Alere, Inc. 6.50%, 6/15/20		62	65,100
8.625%, 10/01/18		739	794,425
ARAMARK Corp. 5.75%, 3/15/20(b)		244	257,420
Big Heart Pet Brands 7.625%, 2/15/19		350	364,437
Biomet, Inc. 6.50%, 10/01/20		465	495,806
Capsugel Finance Co. SCA 9.875%, 8/01/19(b)	EUR	740	1,123,667
Capsugel SA 7.00%, 5/15/19(b)(e)	U.S.$	93	96,488
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	911,667

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cerba European Lab SAS 7.00%, 2/01/20(b)	EUR	850	$1,256,850
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(b)	U.S.$	2,726	2,899,782
7.125%, 7/15/20		685	748,362
Constellation Brands, Inc. 7.25%, 5/15/17		790	914,425
Elli Finance UK PLC 8.75%, 6/15/19(b)	GBP	503	937,058
Endo Finance Co. 5.75%, 1/15/22(b)	U.S.$	225	232,313
Endo Health Solutions, Inc. 7.00%, 7/15/19		670	725,275
7.25%, 1/15/22		255	278,906
Envision Healthcare Corp. 8.125%, 6/01/19		730	783,837
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		1,535	1,504,300
Forest Laboratories, Inc. 5.00%, 12/15/21(b)		230	246,100
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	433,125
HCA, Inc. 6.50%, 2/15/20		1,545	1,743,919
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(b)		1,098	1,136,430
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	1,053,336
Hologic, Inc. 6.25%, 8/01/20	U.S.$	291	309,187
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		1,010	1,080,700
Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		995	1,114,400
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,173,594
Labco SA 8.50%, 1/15/18(b)	EUR	400	588,698
New Albertsons, Inc. 7.45%, 8/01/29	U.S.$	680	574,600
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		360	389,700
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(b)		670	723,600
Post Holdings, Inc. 6.75%, 12/01/21(b)		76	81,415
7.375%, 2/15/22		222	241,703
7.375%, 2/15/22(b)		185	201,419

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Priory Group No. 3 PLC 7.00%, 2/15/18(b)	GBP	665	$1,174,823
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	882,012
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(b)	U.S.$	176	188,320
Smithfield Foods, Inc. 5.25%, 8/01/18(b)		660	692,175
5.875%, 8/01/21(b)		220	226,600
6.625%, 8/15/22		410	442,800
Spectrum Brands, Inc. 6.375%, 11/15/20		48	52,320
6.625%, 11/15/22		464	505,760
6.75%, 3/15/20		900	976,500
Tenet Healthcare Corp. 6.875%, 11/15/31		70	63,350
8.00%, 8/01/20		1,040	1,141,400
8.125%, 4/01/22		1,780	1,993,600
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	430,629
Valeant Pharmaceuticals International 6.375%, 10/15/20(b)		800	874,000
6.875%, 12/01/18(b)		825	877,594
7.00%, 10/01/20(b)		1,215	1,325,869
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	100	174,572
WellCare Health Plans, Inc. 5.75%, 11/15/20	U.S.$	356	371,130

			38,689,248

Energy – 7.7%
Antero Resources Finance Corp. 7.25%, 8/01/19		250	268,750
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(b)		1,337	1,417,220
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(c)		410	3,075
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	754,250
Basic Energy Services, Inc. 7.75%, 2/15/19		500	533,750
Bill Barrett Corp. 7.625%, 10/01/19		400	431,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		123	132,225
Bristow Group, Inc. 6.25%, 10/15/22		222	235,875
Chaparral Energy, Inc. 7.625%, 11/15/22		835	905,975

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHC Helicopter SA 9.25%, 10/15/20	U.S.$	548	$597,593
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,251,031
6.875%, 11/15/20		1,200	1,380,000
CITGO Petroleum Corp. 11.50%, 7/01/17(b)		891	962,280
Denbury Resources, Inc. 4.625%, 7/15/23		315	296,888
Diamondback Energy, Inc. 7.625%, 10/01/21(b)		343	363,580
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	525,675
9.25%, 12/15/17		800	874,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	887,811
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		342	358,840
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	566,077
Key Energy Services, Inc. 6.75%, 3/01/21		901	943,797
Linn Energy LLC/Linn Energy Finance Corp. 7.00%, 11/01/19(b)		2,224	2,318,520
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(b)		570	581,400
Oasis Petroleum, Inc. 6.875%, 3/15/22(b)		1,152	1,249,920
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	520,433
Oil States International, Inc. 6.50%, 6/01/19		722	763,515
Pacific Drilling SA 5.375%, 6/01/20(b)		936	947,700
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	374,970
PHI, Inc. 8.625%, 10/15/18		400	430,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	754,485
Precision Drilling Corp. 6.50%, 12/15/21		299	320,678
QEP Resources, Inc. 5.375%, 10/01/22(a)		2,200	2,211,000
Quicksilver Resources, Inc. 7.125%, 4/01/16		593	569,280

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Range Resources Corp. 5.75%, 6/01/21	U.S.$	526	$565,450
Sanchez Energy Corp. 7.75%, 6/15/21(b)		430	449,350
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)		1,034	1,129,645
Tervita Corp. 8.00%, 11/15/18(b)		811	855,605
10.875%, 2/15/18(b)		375	403,125
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	595,375
Whiting Petroleum Corp. 5.00%, 3/15/19		299	316,193

			29,046,336

Other Industrial – 2.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)(b)		1,010	1,100,900
B456 Systems, Inc. 3.75%, 4/15/16(g)(h)		270	44,550
Belden, Inc. 5.50%, 4/15/23(b)	EUR	425	593,667
General Cable Corp. 6.50%, 10/01/22(b)	U.S.$	387	390,870
Interline Brands, Inc. 10.00%, 11/15/18		590	646,787
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	746,592
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	951,230
Modular Space Corp. 10.25%, 1/31/19(b)		487	508,915
NANA Development Corp. 9.50%, 3/15/19(b)		1,156	1,196,460
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		924	850,080
13.00%, 3/15/18(e)		350	406,000
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		452	480,250
Trionista Holdco GmbH 5.00%, 4/30/20(b)	EUR	413	593,682
Trionista TopCo GmbH 6.875%, 4/30/21(b)		253	378,899
Xella Holdco Finance SA 9.125%, 9/15/18(b)(e)		820	1,211,076

			10,099,958

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 1.8%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	1,300	$1,186,250
6.25%, 10/15/21(b)		270	284,175
Cerved Group SpA 6.375%, 1/15/20(b)	EUR	241	355,938
8.00%, 1/15/21(b)		270	402,764
Gtech SpA 8.25%, 3/31/66(b)		730	1,098,607
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	345,308
Sabre GLBL, Inc. 8.50%, 5/15/19(b)		847	943,346
ServiceMaster Co./TN 7.00%, 8/15/20		29	30,160
8.00%, 2/15/20		342	365,085
Travelport LLC 10.875%, 9/01/16(b)	EUR	300	417,196
Travelport LLC/Travelport Holdings, Inc. 13.875%, 3/01/16(b)	U.S.$	386	410,607
West Corp. 7.875%, 1/15/19		880	946,000

			6,785,436

Technology – 4.8%
Alcatel-Lucent USA, Inc. 6.75%, 11/15/20(b)		228	242,820
8.875%, 1/01/20(b)		651	738,885
Audatex North America, Inc. 6.00%, 6/15/21(b)		193	206,028
6.125%, 11/01/23(b)		154	164,780
Avaya, Inc. 7.00%, 4/01/19(b)		102	101,235
10.50%, 3/01/21(b)		1,055	999,612
Blackboard, Inc. 7.75%, 11/15/19(b)		334	345,690
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		459	482,524
Brightstar Corp. 9.50%, 12/01/16(b)		883	966,885
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		436	471,970
8.50%, 4/01/19		1,049	1,153,900
Ceridian Corp. 8.875%, 7/15/19(b)		456	520,980
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(b)		840	960,750
CommScope, Inc. 8.25%, 1/15/19(b)		557	607,130

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 6.75%, 11/01/20(b)	U.S.$	652	$702,530
7.375%, 6/15/19(b)		1,825	1,975,562
8.25%, 1/15/21(b)		355	385,175
11.75%, 8/15/21(b)		450	481,500
12.625%, 1/15/21		492	587,940
First Data Holdings, Inc. 14.50%, 9/24/19(b)(e)		148	147,003
Freescale Semiconductor, Inc. 10.125%, 12/15/16		212	216,505
Goodman Networks, Inc. 12.375%, 7/01/18(b)		775	823,438
Infor US, Inc. 9.375%, 4/01/19		318	359,340
10.00%, 4/01/19	EUR	251	391,495
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	519,675
Micron Technology, Inc. 5.875%, 2/15/22(b)		188	196,460
MMI International Ltd. 8.00%, 3/01/17(b)		475	475,000
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	639,180
Sensata Technologies BV 6.50%, 5/15/19(b)		800	858,000
Serena Software, Inc. 10.375%, 3/15/16		702	666,900
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	882,000

			18,270,892

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(b)		292	315,360

Transportation - Services – 0.5%
Europcar Groupe SA 11.50%, 5/15/17(b)	EUR	225	358,861
Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	360	381,600
6.75%, 4/15/19		811	868,784
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		400	423,000

			2,032,245

			223,322,636

Financial Institutions – 7.9%
Banking – 2.7%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	980	1,362,839

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	$623,745
Baggot Securities Ltd. 10.24%, 12/29/49(b)	EUR	169	251,641
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	625	587,500
Barclays Bank PLC 7.625%, 11/21/22		200	221,000
7.75%, 4/10/23		719	801,685
BBVA International Preferred SAU 4.952%, 9/20/16(b)	EUR	100	132,509
Commerzbank AG 8.125%, 9/19/23(b)	U.S.$	342	386,460
Countrywide Capital III Series B 8.05%, 6/15/27		600	723,100
Credit Agricole SA 7.875%, 1/23/24(b)		237	254,775
Credit Suisse Group AG 7.50%, 12/11/23(b)		407	448,209
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	217	281,554
6.071%, 6/30/14(b)	U.S.$	665	666,662
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	1,159,815
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	393,125
RBS Capital Trust C 4.243%, 1/12/16	EUR	700	927,562
Societe Generale SA 5.922%, 4/05/17(b)	U.S.$	432	462,154
7.875%, 12/18/23(b)		321	340,260
Zions Bancorporation 5.80%, 6/15/23		350	320,250

			10,344,845

Brokerage – 0.6%
E*Trade Financial Corp. 6.375%, 11/15/19		496	538,160
6.75%, 6/01/16		329	356,143
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(h)		5,500	1,320,000

			2,214,303

Finance – 2.9%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	327,000
Aviation Capital Group Corp. 4.625%, 1/31/18(b)		133	138,575

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 5.25%, 3/15/18	U.S.$	1,400	$1,519,000
Creditcorp 12.00%, 7/15/18(b)		925	938,875
International Lease Finance Corp. 5.875%, 4/01/19		1,200	1,326,000
8.25%, 12/15/20		635	777,081
8.75%, 3/15/17		433	511,481
8.875%, 9/01/17		687	824,400
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(b)		720	770,400
SLM Corp. 4.625%, 9/25/17		470	492,325
4.875%, 6/17/19		965	996,363
5.625%, 8/01/33		234	202,410
7.25%, 1/25/22		37	40,700
8.00%, 3/25/20		1,255	1,449,525
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		555	606,338

			10,920,473

Insurance – 0.6%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	595,020
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		820	957,350
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(b)		365	384,162
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	444,850

			2,381,382

Other Finance – 1.1%
ACE Cash Express, Inc. 11.00%, 2/01/19(b)		122	107,512
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		585	555,750
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	543,750
Gardner Denver, Inc. 6.875%, 8/15/21(b)		539	551,127
Harbinger Group, Inc. 7.75%, 1/15/22(b)		180	181,800
7.875%, 7/15/19		431	467,635
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3	1,594

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 10.25%, 5/15/18	U.S.$	938	$731,640
National Money Mart Co. 10.375%, 12/15/16		535	532,994
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	537,165

			4,210,967

			30,071,970

Utility – 4.6%
Electric – 2.8%
AES Corp./VA
4.875%, 5/15/23		382	370,540
7.375%, 7/01/21		489	556,238
8.00%, 10/15/17		612	725,220
Calpine Corp.
5.875%, 1/15/24(b)		400	410,000
6.00%, 1/15/22(b)		491	520,460
Enel SpA 8.75%, 9/24/73(b)		386	430,188
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)		994	1,020,092
10.00%, 12/01/20		792	823,680
10.25%, 12/01/20(b)		694	721,760
FirstEnergy Corp. Series A 2.75%, 3/15/18		355	357,813
Series C 7.375%, 11/15/31		322	370,728
GenOn Energy, Inc. 7.875%, 6/15/17		840	846,300
9.50%, 10/15/18(a)		721	742,630
NRG Energy, Inc. 7.875%, 5/15/21		901	1,000,110
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	375,938
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	300	467,880
Techem GmbH 6.125%, 10/01/19(b)		300	450,406
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)	U.S.$	761	560,286

			10,750,269

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.8%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22	U.S.$	199	$215,915
El Paso LLC Series G 7.80%, 8/01/31		362	383,822
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		917	990,360
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,765	1,884,138
Kinder Morgan, Inc./DE 5.625%, 11/15/23(b)		168	168,876
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		381	413,385
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		571	533,885
5.50%, 4/15/23		387	390,870
Sabine Pass Liquefaction LLC 5.875%, 2/01/21(b)(i)		1,000	1,025,000
6.25%, 3/15/22(b)		565	584,775

			6,591,026

			17,341,295

Total Corporates – Non-Investment Grades (cost $253,444,473)			270,735,901

CORPORATES - INVESTMENT GRADES – 6.1%
Financial Institutions – 4.1%
Banking – 2.7%
Barclays Bank PLC 5.926%, 12/15/16(b)		162	171,923
7.434%, 12/15/17(b)		540	599,400
BNP Paribas SA 5.186%, 6/29/15(a)(b)		957	983,317
BPCE SA 5.70%, 10/22/23(b)		202	212,807
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		410	451,000
8.40%, 6/29/17(b)		330	369,600
Credit Agricole SA 7.589%, 1/30/20	GBP	450	811,496

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse AG 6.50%, 8/08/23(b)	U.S.$	475	$516,464
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	330	567,798
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30-12/31/49(b)	U.S.$	674	973,852
JPMorgan Chase & Co. 6.75%, 2/01/24		379	395,107
Series Q 5.15%, 5/01/23		673	635,985
Series R 6.00%, 8/01/23		336	334,320
Nationwide Building Society 6.00%, 12/15/16	GBP	234	405,560
Santander Bank NA 8.75%, 5/30/18	U.S.$	360	433,800
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		549	563,735
UBS AG/Jersey 7.25%, 2/22/22(b)		657	726,806
UBS AG/Stamford CT 7.625%, 8/17/22		650	771,327
Zions Bancorporation 5.65%, 11/15/23		145	152,735

			10,077,032

Finance – 0.3%
General Electric Capital Corp. Series A 7.125%, 6/15/22		800	908,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		200	206,250

			1,114,250

Insurance – 0.7%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	875,625
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	563,126
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	482,232
Prudential Financial, Inc. 5.625%, 6/15/43		756	780,570

			2,701,553

REITS – 0.4%
EPR Properties 7.75%, 7/15/20		842	997,390

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Senior Housing Properties Trust 6.75%, 12/15/21	U.S.$	600	$680,550

			1,677,940

			15,570,775

Industrial – 1.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(b)		419	540,369
Braskem Finance Ltd. 6.45%, 2/03/24		247	250,705
Minsur SA 6.25%, 2/07/24(b)		185	190,683
Plains Exploration & Production Co. 6.50%, 11/15/20		344	380,120
6.75%, 2/01/22		1,485	1,640,925

			3,002,802

Communications – Media – 0.3%
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	940,813

Communications - Telecommunications – 0.3%
Oi SA 5.75%, 2/10/22(b)	U.S.$	210	199,392
Qwest Corp. 6.875%, 9/15/33		720	715,280
Telemar Norte Leste SA 5.50%, 10/23/20(b)		210	205,275

			1,119,947

Consumer Cyclical – Automotive – 0.1%
Delphi Corp. 5.00%, 2/15/23		480	511,800

Consumer Cyclical – Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(b)		94	103,400

Consumer Cyclical – Retailers – 0.2%
Cash America International, Inc. 5.75%, 5/15/18		600	579,750

Energy – 0.1%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,632

			6,765,144

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(b)	U.S.$	350	$373,811
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	469,350

			843,161

Total Corporates – Investment Grades (cost $21,564,403)			23,179,080

BANK LOANS – 3.9%
Industrial – 3.7%
Basic – 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(d)		597	602,806
Unifrax Holding Co. 5.25%, 11/28/18(d)	EUR	246	338,635

			941,441

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(d)	U.S.$	516	518,415
NewPage Corporation 2/11/21(j)		380	382,216

			900,631

Communications - Media – 0.3%

TWCC Holding Corp. 7.00%, 6/26/20(d)		1,050	1,015,875

Consumer Cyclical - Automotive – 0.7%
Exide Technologies 9.00%, 10/09/14		1,492	1,514,439
Navistar, Inc. 5.75%, 8/17/17(d)		420	425,426
TI Group Automotive Systems, LLC 5.50%, 3/28/19(d)		772	776,769

			2,716,634

Consumer Cyclical - Entertainment – 0.4%
Alpha Topco Limited 4.50%, 4/30/19(d)		993	1,001,869
Station Casinos LLC 5.00%, 3/02/20(d)		372	372,303

			1,374,172

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.5%
CityCenter Holdings, LLC 5.00%, 10/16/20(d)	U.S.$	1,000	$1,009,220
La Quinta Intermediate Holdings LLC 2/19/21(j)		220	220,440
New HB Acquisition, LLC 6.75%, 4/09/20(d)		560	581,700

			1,811,360

Consumer Cyclical - Retailers – 0.1%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(d)		494	500,059

Consumer Non-Cyclical – 0.4%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(d)		800	810,000
Pharmedium Healthcare Corporation 7.75%, 1/28/22(d)		780	789,750

			1,599,750

Other Industrial – 0.3%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(d)		268	268,478
Gardner Denver, Inc. 4.25%, 7/30/20(d)		299	297,867
Veyance Technologies, Inc. 5.25%, 9/08/17(d)		645	649,693

			1,216,038

Services – 0.2%
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(d)		736	762,384

Technology – 0.4%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(d)		760	755,964
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(d)		660	587,178

			1,343,142

			14,181,486

Financial Institutions – 0.2%
Finance – 0.2%
International Lease Finance Corp. (Delos Aircraft, Inc.) 2/26/21(j)		570	571,710

Total Bank Loans (cost $14,624,539)			14,753,196

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 3.6%
Industrial – 3.2%
Basic – 0.5%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(b)	U.S.$	700	$609,350
Sappi Papier Holding GmbH 6.625%, 4/15/21(b)		370	377,400
8.375%, 6/15/19(b)		350	388,500
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	284,754
9.25%, 4/19/14(b)		8	8,074
Vedanta Resources PLC 6.00%, 1/31/19(b)		400	397,127

			2,065,205

Capital Goods – 0.2%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)		335	383,575
Cemex SAB de CV 7.25%, 1/15/21(b)		370	395,815

			779,390

Communications - Telecommunications – 0.2%
Comcel Trust (Cayman Islands) 6.875%, 2/06/24(b)		380	392,825
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		158	182,490

			575,315

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)		1,025	1,148,000

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(b)		730	764,675

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(b)		498	432,286
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	515,552
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	578	872,307
Marfrig Holding Europe BV 8.375%, 5/09/18(b)	U.S.$	997	957,120
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	235,800

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Minerva Luxembourg SA 7.75%, 1/31/23(a) (b)	U.S.$	925	$916,906
Tonon Bioenergia SA 9.25%, 1/24/20(a) (b)		775	667,430
USJ Acucar e Alcool SA 9.875%, 11/09/19(a) (b)		850	777,750
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	553,350

			5,928,501

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		283	291,844
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	488,831

			780,675

			12,041,761

Financial Institutions – 0.4%
Banking – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(b)		875	814,625

Finance – 0.2%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(b)		850	897,079

			1,711,704

Total Emerging Markets - Corporate Bonds (cost $14,155,782)			13,753,465

		Shares
PREFERRED STOCKS – 3.1%
Financial Institutions – 2.8%
Banking – 2.1%
Citigroup, Inc. Series K 6.875%		38,100	987,552
GMAC Capital Trust I 8.125%		37,000	1,004,550
Goldman Sachs Group, Inc. (The) Series J 5.50%		56,800	1,345,592
Morgan Stanley 6.875%		59,700	1,545,036
Royal Bank of Scotland Group PLC Series M 6.40%		45,000	1,026,900
State Street Corp. 5.90%		15,875	403,225

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

US Bancorp/MN Series F 6.50%	35,000	$967,050
Wells Fargo & Co. 5.85%	2,300	57,017
Wells Fargo & Co. 6.625%	28,225	755,301

		8,092,223

REITS – 0.7%
DDR Corp. Series K 6.25%	1,000	22,170
Health Care REIT, Inc. Series J 6.50%	16,775	405,452
Kilroy Realty Corp. 6.875%	7,525	181,353
Kilroy Realty Corp. Series H 6.375%	1,000	23,090
Kimco Realty Corp. Series I 6.00%	9,925	226,389
Kimco Realty Corp. Series K 5.625%	5,125	109,419
National Retail Properties, Inc. Series D 6.625%	7,000	166,810
National Retail Properties, Inc. Series E 5.70%	16,350	336,973
Public Storage Series W 5.20%	5,400	111,942
Public Storage Series X 5.20%	1,000	20,730
Sovereign Real Estate Investment Trust 12.00%(b)	624	825,423
Vornado Realty Trust Series K 5.70%	3,875	84,940

		2,514,691

		10,606,914

Industrial – 0.2%
Basic – 0.1%
ArcelorMittal 6.00%	24,350	574,173

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Hovnanian Enterprises, Inc. 7.625%		20,250	$316,913

			891,086

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%, 3/15/24		5,525	139,672

Total Preferred Stocks (cost $11,239,502)			11,637,672

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.9%
Non-Agency Floating Rate – 2.0%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA4, Class 1A1A 0.346%, 8/25/47(d)	U.S.$	1,560	1,295,951
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.556%, 1/25/24(d)		333	338,890
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.376%, 6/25/37(d)		554	464,164
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.374%, 7/19/47(d)		806	693,694
Lehman XS Trust Series 2007-4N, Class 3A2A 0.878%, 3/25/47(d)		270	234,936
Residential Accredit Loans, Inc. Series 2006-QO6, Class A3 0.416%, 6/25/46(d)		2,677	1,223,146
Series 2007-QH6, Class A1 0.346%, 7/25/37(d)		1,523	1,255,318
Series 2007-QO1, Class A1 0.306%, 2/25/47(d)		1,206	932,390
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.406%, 11/25/23(d)		380	381,917
Series 2014-DN1, Class M3 4.655%, 2/25/24(d)		400	409,378

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.632%, 8/25/47(d)	U.S.$	576	$507,073

			7,736,857

Non-Agency Fixed Rate – 0.9%
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		351	308,681
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.537%, 9/25/35		1,496	1,247,967
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		986	828,677
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		997	815,391

			3,200,716

Total Collateralized Mortgage Obligations (cost $10,495,779)			10,937,573

		Shares
COMMON STOCKS – 2.7%
Air Canada – Class A(h)		45,051	242,078
Amkor Technology, Inc.(h)		46,559	275,629
Beazer Homes USA, Inc.(h)		25,754	597,235
Crown Castle International Corp.(h)		9,194	697,825
DFC Global Corp.(h)		18,969	156,115
Goodyear Tire & Rubber Co. (The)		7,448	200,128
Isle of Capri Casinos, Inc.(h)		29,767	267,903
Keystone Automotive Operations, Inc. Class A(f) (g) (h)		61,065	737,052
Las Vegas Sands Corp.		8,388	715,077
LifePoint Hospitals, Inc.(h)		13,469	730,693
LyondellBasell Industries NV – Class A		6,076	535,174
Mt. Logan Re (Preference Shares)(h)(k)^		1,900	2,050,460
Neenah Enterprises, Inc.(f)(g)(h)		58,199	453,952
Nortek, Inc.(h)		8,380	606,628
Orbitz Worldwide, Inc.(h)		4,800	46,368
Salix Pharmaceuticals Ltd.(h)		3,856	416,140
SBA Communications Corp. – Class A(h)		9,819	934,474
Travelport LLC(h)		255,000	437,835

Total Common Stocks (cost $8,233,634)			10,100,766

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 2.6%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	2,360	$955,605

Canada – 0.3%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	507,497
2.75%, 6/01/22		855	806,239

			1,313,736

United Kingdom – 0.8%
United Kingdom Gilt 2.00%, 1/22/16(b)(l)	GBP	1,725	2,962,173

United States – 1.3%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	1,755	1,617,067
U.S. Treasury Notes 1.00%, 8/31/16(l)		1,000	1,012,266
2.625%, 11/15/20(l)		2,125	2,202,363

			4,831,696

Total Governments - Treasuries (cost $10,102,189)			10,063,210

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	172,276
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.592%, 4/10/38		1,000	1,020,930
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,584,736
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,418,577
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		315	311,400

Total Commercial Mortgage-Backed Securities (cost $4,247,748)			4,507,919

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	737	$702,044
Lehman XS Trust Series 2007-6, Class 3A5 5.361%, 5/25/37		1,159	1,191,717

			1,893,761

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 5.342%, 3/25/36(d)		1,307	792,235

Total Asset-Backed Securities (cost $2,174,169)			2,685,996

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		165	135,566
California GO 7.60%, 11/01/40		325	458,175
7.95%, 3/01/36		700	825,048
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		310	231,285
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		565	430,513
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		220	154,189

Total Local Governments – Municipal Bonds (cost $1,942,086)			2,234,776

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Bahrain – 0.2%
Bahrain Government International Bond 6.125%, 8/01/23(b)		460	507,150

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	1,130	$1,237,350

Total Governments—Sovereign Bonds (cost $1,579,404)			1,744,500

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.2%
Argentina Boden Bonds 7.00%, 10/03/15(a)		1,000	938,445

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(b)		578	572,439

Total Emerging Markets—Sovereigns (cost $1,388,907)			1,510,884

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Ireland – 0.2%
Bank of Ireland 10.00%, 7/30/16(b)	EUR	304	454,754
Series MPLE 2.065%, 9/22/15(d)	CAD	370	317,439

Total Governments – Sovereign Agencies (cost $766,036)			772,193

		Contracts
OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Salix Pharmaceuticals Ltd. Expiration: Jul 2014, Exercise Price: $ 115.00(h)(m)		63	63,630
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $ 20.00(h)(m)		320	244,800

Total Options Purchased – Calls (premiums received $128,869)			308,430

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 21, RTP BNP Paribas (Sell Protection) Expiration: Mar 2014, Exercise Rate: 104.00%(h)		9,500	4,340

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

High-Yield Portfolio—Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

CDX-NAHY Series 21, RTP Deutsche Bank AG London (Sell Protection) Expiration: Apr 2014, Exercise Rate: 104.00%(h)	18,715	$34,532
CDX-NAHY Series 21, RTP Deutsche Bank AG London (Sell Protection) Expiration: Jun 2014, Exercise Rate: 100.00%(h)	7,450	20,769

		59,641

	Contracts
Options on Funds and Investment Trusts – 0.0%
iShares U.S. Home Construction Expiration: Apr 2014, Exercise Price: $ 22.00(h)(m)	1,084	10,840
SPDR S&P 500 ETF Trust Expiration: Mar 2014, Exercise Price: $ 165.00(h)(m)	310	2,945
SPDR S&P 500 ETF Trust Expiration: Mar 2014, Exercise Price: $ 174.00(h)(m)	310	7,595
SPDR S&P 500 ETF Trust Expiration: Apr 2014, Exercise Price: $ 167.00(h)(m)	814	34,595

		55,975

Total Options Purchased – Puts (premiums received $295,944)		115,616

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(g)(h)	12,643	379
iPayment Holdings, Inc., expiring 11/15/18(f)(g)(h)	272	– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)(h)	671	– 0	–

Total Warrants (cost $0)		379

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBerstein Fixed-Income Shares Inc.—Government STIF Portfolio, 0.08%(n) (cost $12,374,119)	12,374,119	$12,374,119

Total Short-Term Investments (cost $12,374,119)		12,374,119

Total Investments – 103.3% (cost $368,757,583)		$391,415,675
Other assets less liabilities – (3.3)%		(12,458,245)

Net Assets – 100.0%		$378,957,430

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	51	March 2014	$2,135,831	$2,210,413	$74,582
Russell 2000 Mini Futures	4	March 2014	450,568	472,760	22,192
S&P 500 E Mini Futures	21	March 2014	1,845,263	1,950,480	105,217
U.S. T-Note 5 Yr (CBT) Futures	318	June 2014	38,010,403	38,115,281	104,878
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	77	June 2014	9,552,100	9,588,906	(36,806)

					$270,063

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	162	USD	264	3/13/14	$(7,161)
Barclays Bank PLC	USD	952	ZAR	10,417	3/28/14	11,474
BNP Paribas SA	USD	1,906	NZD	2,297	3/14/14	18,609
BNP Paribas SA	CAD	4,132	USD	3,725	4/10/14	(2,677)
BNP Paribas SA	IDR	11,747,987	USD	1,002	4/11/14	(8,434)
BNP Paribas SA	BRL	2,311	USD	968	5/05/14	(2,207)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	7,504	USD	12,429	3/13/14	$(136,599)
Credit Suisse International	EUR	287	USD	394	3/12/14	(1,543)
Deutsche Bank AG London	GBP	456	USD	744	3/13/14	(18,966)
Goldman Sachs Bank USA	EUR	18,412	USD	25,149	3/12/14	(264,295)
Goldman Sachs Bank USA	USD	937	GBP	569	3/13/14	15,357
Goldman Sachs Bank USA	USD	1,858	IDR	22,784,176	4/11/14	101,084
Royal Bank of Scotland PLC	BRL	2,236	USD	955	3/06/14	1,120
Royal Bank of Scotland PLC	USD	958	BRL	2,236	3/06/14	(4,638)
Royal Bank of Scotland PLC	GBP	94	USD	157	3/13/14	(521)
Royal Bank of Scotland PLC	JPY	189,917	USD	1,854	4/11/14	(12,711)
Royal Bank of Scotland PLC	USD	941	BRL	2,236	5/05/14	(1,747)
State Street Bank & Trust Co.	USD	956	SEK	6,198	3/06/14	10,630
State Street Bank & Trust Co.	EUR	1,568	USD	2,136	3/12/14	(27,725)
State Street Bank & Trust Co.	GBP	85	USD	143	3/13/14	(535)
State Street Bank & Trust Co.	USD	1,868	MXN	24,768	3/14/14	(1,628)
State Street Bank & Trust Co.	USD	1,000	TRY	2,206	3/28/14	(9,397)
UBS AG	BRL	2,236	USD	958	3/06/14	4,638
UBS AG	USD	915	BRL	2,236	3/06/14	38,384

						$(299,488)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
Goodyear Tire & Rubber Co.(m)	107	$17.00	January 2015	$43,865	$(109,140)

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 21, 5 Year Index	BNP Paribas SA	Sell	102.00%	3/19/14	$18,900	$33,075	$(5,134)
CDX-NAHY Series 21, 5 Year Index	Deutsche Bank AG London	Sell	101.00	4/16/14	37,430	44,916	(27,914)
CDX-NAHY Series 21, 5 Year Index	Deutsche Bank AG London	Sell	100.00	6/18/14	33,920	23,744	(22,405)

						$101,735	$(55,453)

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High-Yield Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS(see Note C)

Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.69%	$3,760	$(376,547)	$(168,399)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	3,800	(380,552)	(248,635)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	7,320	(733,064)	(346,424)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	1,900	(172,532)	(63,816)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	3,800	(345,064)	(67,599)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	2,000	(181,612)	(92,467)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.69	4,224	423,014	275,811
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.55	5,980	124,425	73,849

				$(1,641,932)	$(637,680)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS(see Note C)

			Rate Type
Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(LCH)	$38,800	11/07/18	1.530	%3MonthLIBOR		$(241,572)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 20, 5 Year Index, 12/20/18*	(5.00)%	2.98%	$10,640	$(1,016,773)	$(1,063,343)	$46,570
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	1,610	(161,234)	(41,093)	(120,141)
Citibank, NA: CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)	2.13	3,960	$(395,696)	(18,843)	(376,853)
Credit Suisse International: Alcatel- Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	57	(5,633)	(3,638)	(1,995)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	113	(11,167)	(6,966)	(4,201)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	160	(15,812)	(7,955)	(7,857)
Goldman Sachs Bank USA:
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.39	16,500	(364,102)	65,148	(429,250)
JPMorgan Chase Bank, NA:
CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.32	8,300	(175,482)	87,578	(263,060)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	2.04	203	(9,609)	10,142	(19,751)
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	2.04	1,161	(54,801)	76,509	(131,310)

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.000)%	0.55%	$6,840	$(142,320)	$(82,017)	$(60,303)
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	2.53	108	(12,246)	(3,750)	(8,496)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.79	EUR 403	(62,774)	(42,152)	(20,622)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.79	427	(66,477)	(39,723)	(26,754)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.76	$140	(14,309)	4,343	(18,652)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.76	224	(22,894)	6,946	(29,840)

Sale Contracts
Bank of America, NA:
Sanmina-SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	1.25	640	83,027	(24,011)	107,038
Barclays Bank PLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.40	132	15,042	1,872	13,170
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.40	118	13,446	1,673	11,773
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	0.78	1,850	195,763	(23,316)	219,079
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.26	470	61,018	(17,313)	78,331
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	689	95,677	38,268	57,409
NXP BV, 0.00%, 10/13/15, 3/20/16*	5.00	0.72	550	54,243	13,281	40,962
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	0.75	430	63,712	20,151	43,561
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.84	650	71,496	12,436	59,060
Citibank, NA: MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	909	126,227	51,923	74,304

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International: American Axle & Manufacturing, Inc., 7.875%, 3/1/17, 6/20/18*	5.00%	2.13%	$580	$72,941	$9,878	$63,063
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 12/20/18*	5.00	1.89	540	81,210	66,135	15,075
Avis Budget Car Rental LLC, 8.250%, 1/15/19, 9/20/18*	5.00	1.74	101	15,147	8,207	6,940
Avis Budget Car Rental LLC, 8.250%, 1/15/19, 9/20/18*	5.00	1.74	89	13,347	7,625	5,722
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	3.11	380	(35,582)	(48,490)	12,908
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	332	46,103	19,747	26,356
Telecom Italia SPA, 5.375%, 1/29/19, 3/20/19*	1.00	2.12	EUR 1,000	(70,311)	(76,169)	5,858
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/18*	5.00	1.87	$1,020	153,707	105,465	48,242
Wind Acquisition Finance S.A., 11.00%, 12/1/15, 6/20/16*	5.00	1.22	520	49,628	10,812	38,816
Deutsche Bank AG London: HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	209	34,211	30,858	3,353

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA: American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00%	2.13%	$421	$52,945	$5,198	$47,747
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	1.22	1,250	164,706	(58,304)	223,010
ConvaTec Healthcare E SA, 10.875%, 12/15/18, 6/20/17*	5.00	1.86	EUR 590	89,029	(78,589)	167,618
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	$1,760	288,090	241,687	46,403
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	1,731	283,344	248,706	34,638
JPMorgan Chase Bank, NA: Tenet Healthcare Corp., 6.875%, 11/15/31, 3/20/19*	5.00	2.90	1,080	116,193	99,132	17,061
Morgan Stanley Capital Services LLC: AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	7.78	550	(24,432)	3,624	(28,056)
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	6.03	908	(28,491)	(199,840)	171,349
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	6.03	142	(4,456)	(28,111)	23,655
NXP BV, 0.00%, 10/15/13, 6/20/17*	5.00	1.21	EUR 230	41,856	(9,759)	51,615
NXP BV, 0.00%, 10/15/13, 9/20/17*	5.00	1.32	330	62,039	(15,471)	77,510

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG:
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00%	1.04%	$850	$117,121	$(33,799)	$150,920

				$(233,333)	$(675,308)	$441,975

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	iBoxx $ Liquid High Yield Index	3,690,000	0.25%	$3,690	3/20/14	JPMorgan Chase Bank, NA	$(176,733)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at February 28, 2014
Barclays Capital+	(4.00	)%*	– 0 –	$965,162
Barclays Capital+	(2.25	)%*	– 0 –	632,685
Barclays Capital+	(1.25	)%*	– 0 –	534,267
Barclays Capital+	(0.25	)%*	– 0 –	1,581,835
Barclays Capital+	0.00%		– 0 –	314,625
Credit Suisse Securities (USA) LLC+	(2.75	)%*	– 0 –	230,372
Credit Suisse Securities (USA) LLC+	(1.00	)%*	– 0 –	806,120
Credit Suisse Securities (USA) LLC+	(0.25	)%*	– 0 –	3,116,250
Credit Suisse Securities (USA) LLC+	(0.15	)%*	– 0 –	1,581,515
Credit Suisse Securities (USA) LLC+	(0.05	)%*	– 0 –	647,404
Credit Suisse Securities (USA) LLC+	0.00%		– 0 –	7,982,816

				$18,393,051

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2014.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $18,361,869.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $145,622,670 or 38.4% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(e)	Pay-In-Kind Payments (PIK).

(f)	Fair valued by the Adviser.

(g)	Illiquid security.

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

(h)	Non-income producing security.

(i)	Variable rate coupon, rate shown as of February 28, 2014.

(j)	This position or a portion of this position represents an unsettled loan purchase. At February 28, 2014, the market value and unrealized gain of these unsettled loan purchases amounted to $1,174,366 and $4,515, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re (Preference Shares)	7/01/13	$1,900,000	$2,050,460	0.54%

(l)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,575,837.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed

ETF – Exchange Traded Fund

GO – General Obligation

INTRCONX – Inter-Continental Exchange

JSFC – Joint Stock Financial Corporation

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Real Time Pricing

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.6%
Capital Markets – 1.1%
E*Trade Financial Corp.(a)	161,220	$3,622,613

Commercial Banks – 9.8%
Associated Banc-Corp	177,410	2,960,973
CapitalSource, Inc.	231,950	3,409,665
Comerica, Inc.	95,790	4,615,162
First Niagara Financial Group, Inc.	418,278	3,793,782
Huntington Bancshares, Inc./OH	474,320	4,520,270
Popular, Inc.(a)	129,037	3,689,168
Susquehanna Bancshares, Inc.	227,213	2,485,710
Webster Financial Corp.	89,890	2,783,893
Zions Bancorporation	151,310	4,720,872

		32,979,495

Insurance – 8.5%
American Financial Group, Inc./OH	86,850	4,964,346
Aspen Insurance Holdings Ltd.	117,870	4,427,197
Genworth Financial, Inc. – Class A(a)	314,310	4,884,377
PartnerRe Ltd.	30,400	3,005,952
Reinsurance Group of America, Inc. – Class A	41,050	3,160,439
Unum Group	113,320	3,941,270
Validus Holdings Ltd.	119,080	4,383,335

		28,766,916

Real Estate Investment Trusts (REITs) – 9.1%
BioMed Realty Trust, Inc.	132,630	2,742,788
Camden Property Trust	40,460	2,698,682
DDR Corp.	192,810	3,204,502
DiamondRock Hospitality Co.	322,520	4,070,203
LTC Properties, Inc.	104,660	3,943,589
Medical Properties Trust, Inc.	310,150	4,090,879
Mid-America Apartment Communities, Inc.	58,510	3,957,616
Parkway Properties, Inc./MD	203,060	3,742,396
STAG Industrial, Inc.	100,730	2,348,016

		30,798,671

Thrifts & Mortgage Finance – 0.1%
Essent Group Ltd.(a)	23,090	535,688

		96,703,383

Information Technology – 19.0%
Communications Equipment – 1.2%
Harris Corp.	56,440	4,166,401

Electronic Equipment, Instruments & Components – 9.1%
Anixter International, Inc.	32,450	3,470,527
Arrow Electronics, Inc.(a)	87,370	4,947,763

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.	112,500	$4,897,125
CDW Corp./DE	139,960	3,662,753
Insight Enterprises, Inc.(a)	98,593	2,265,667
Jabil Circuit, Inc.	221,570	4,101,261
TTM Technologies, Inc.(a)	286,628	2,407,675
Vishay Intertechnology, Inc.	350,690	4,958,757

		30,711,528

IT Services – 3.6%
Amdocs Ltd.	90,540	4,027,219
Booz Allen Hamilton Holding Corp.	52,900	1,112,487
Convergys Corp.	182,301	3,731,702
Genpact Ltd.(a)	193,980	3,235,586

		12,106,994

Semiconductors & Semiconductor Equipment – 3.8%
Entegris, Inc.(a)	248,970	3,000,089
Lam Research Corp.(a)	75,800	3,921,134
MKS Instruments, Inc.	77,304	2,323,758
Teradyne, Inc.(a)	168,650	3,420,222

		12,665,203

Software – 1.3%
Electronic Arts, Inc.(a)	150,970	4,316,232

		63,966,358

Consumer Discretionary – 18.2%
Auto Components – 5.7%
Dana Holding Corp.	229,690	4,979,679
Lear Corp.	60,230	4,890,676
Tenneco, Inc.(a)	79,070	4,763,177
TRW Automotive Holdings Corp.(a)	55,460	4,565,467

		19,198,999

Automobiles – 1.3%
Thor Industries, Inc.	75,840	4,247,799

Hotels, Restaurants & Leisure – 0.9%
DineEquity, Inc.	37,580	3,147,325

Household Durables – 3.8%
Helen of Troy Ltd.(a)	31,370	2,048,775
Meritage Homes Corp.(a)	82,970	3,999,984
NVR, Inc.(a)	1,866	2,224,272
PulteGroup, Inc.	210,530	4,419,024

		12,692,055

Media – 2.8%
Gannett Co., Inc.	179,320	5,334,770
Regal Entertainment Group – Class A	229,210	4,217,464

		9,552,234

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.7%
Children’s Place Retail Stores, Inc. (The)(a)	80,000	$4,333,600
GameStop Corp. – Class A	92,200	3,439,982
Office Depot, Inc.(a)	952,370	4,695,184

		12,468,766

		61,307,178

Industrials – 9.5%
Commercial Services & Supplies – 1.0%
Steelcase, Inc.– Class A	226,120	3,362,404

Construction & Engineering – 2.1%
Aecom Technology Corp.(a)	43,210	1,380,128
Granite Construction, Inc.	67,250	2,472,110
Tutor Perini Corp.(a)	138,600	3,416,490

		7,268,728

Electrical Equipment – 0.9%
General Cable Corp.	101,240	3,116,167

Machinery – 2.4%
Kennametal, Inc.	74,270	3,248,570
Terex Corp.	107,610	4,791,873

		8,040,443

Road & Rail – 2.4%
Con-way, Inc.	94,600	3,608,044
Ryder System, Inc.	59,030	4,446,140

		8,054,184

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	118,770	2,339,769

		32,181,695

Materials – 6.9%
Chemicals – 1.4%
Huntsman Corp.	192,310	4,684,672

Containers & Packaging – 2.4%
Avery Dennison Corp.	74,330	3,703,121
Graphic Packaging Holding Co.(a)	411,010	4,208,742

		7,911,863

Metals & Mining – 3.1%
Commercial Metals Co.	183,640	3,553,434
Reliance Steel & Aluminum Co.	46,700	3,235,376
Steel Dynamics, Inc.	216,480	3,775,411

		10,564,221

		23,160,756

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.3%
Electric Utilities – 2.6%
PNM Resources, Inc.	167,090	$4,369,404
Westar Energy, Inc.	125,361	4,289,853

		8,659,257

Gas Utilities – 3.7%
Atmos Energy Corp.	93,170	4,295,137
Southwest Gas Corp.	73,460	3,968,309
UGI Corp.	97,410	4,353,253

		12,616,699

		21,275,956

Energy – 4.6%
Energy Equipment & Services – 0.7%
Helix Energy Solutions Group, Inc.(a)	97,120	2,295,917

Oil, Gas & Consumable Fuels – 3.9%
Bill Barrett Corp.(a)	172,100	4,361,014
Cimarex Energy Co.	20,780	2,404,454
Rosetta Resources, Inc.(a)	66,850	2,966,134
Stone Energy Corp.(a)	97,180	3,492,649

		13,224,251

		15,520,168

Health Care – 4.3%
Biotechnology – 0.6%
Theravance, Inc.(a)	54,250	2,007,250

Health Care Providers & Services – 3.7%
Health Net, Inc./CA(a)	141,960	4,833,738
LifePoint Hospitals, Inc.(a)	67,998	3,688,891
Molina Healthcare, Inc.(a)	109,450	4,124,076

		12,646,705

		14,653,955

Consumer Staples – 0.9%
Food Products – 0.9%
Dean Foods Co.(a)	211,445	3,127,272

Total Common Stocks (cost $253,599,033)		331,896,721

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.08%(b) (cost $5,455,662)	5,455,662	5,455,662

Total Investments – 99.9% (cost $259,054,695)		337,352,383
Other assets less liabilities – 0.1%		233,126

Net Assets – 100.0%		$337,585,509

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

Small-Mid Cap Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 24.5%
Communications Equipment – 2.2%
Ciena Corp.(a)	102,059	$2,507,589
F5 Networks, Inc.(a)	44,720	5,023,845

		7,531,434

Internet Software & Services – 6.8%
CoStar Group, Inc.(a)	31,244	6,281,294
Criteo SA (Sponsored ADR)(a)	14,659	783,817
Cvent, Inc.(a)	79,623	3,127,591
Pandora Media, Inc.(a)	131,350	4,915,117
Yelp, Inc.(a)	47,179	4,454,641
Zillow, Inc.(a)(b)	40,250	3,364,900

		22,927,360

IT Services – 1.1%
MAXIMUS, Inc.	74,050	3,538,850

Semiconductors & Semiconductor Equipment – 3.0%
Cavium, Inc.(a)	69,930	2,946,151
Intersil Corp. – Class A	255,048	3,244,210
Teradyne, Inc.(a)	194,210	3,938,579

		10,128,940

Software – 11.4%
ANSYS, Inc.(a)	37,070	3,096,086
Aspen Technology, Inc.(a)	69,486	3,262,368
Concur Technologies, Inc.(a)	39,240	4,844,178
FireEye, Inc.(a)	21,105	1,807,432
Guidewire Software, Inc.(a)	83,936	4,499,809
Informatica Corp.(a)	97,880	4,067,893
NetSuite, Inc.(a)	24,200	2,785,178
ServiceNow, Inc.(a)	74,643	5,080,203
Tableau Software, Inc. – Class A(a)	49,153	4,637,094
Ultimate Software Group, Inc. (The)(a)	26,199	4,349,034

		38,429,275

		82,555,859

Industrials – 23.0%
Aerospace & Defense – 3.0%
Hexcel Corp.(a)	132,186	5,948,370
TransDigm Group, Inc.	23,551	4,195,375

		10,143,745

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	82,600	3,263,526

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	80,756	$4,299,449

Industrial Conglomerates – 1.4%
Carlisle Cos., Inc.	61,040	4,841,693

Machinery – 8.4%
Actuant Corp. – Class A	105,493	3,698,585
Chart Industries, Inc.(a)	40,572	3,390,196
IDEX Corp.	77,695	5,832,564
Joy Global, Inc.	8,810	484,550
Lincoln Electric Holdings, Inc.	72,460	5,432,326
Middleby Corp. (The)(a)	17,780	5,272,837
Valmont Industries, Inc.	29,732	4,329,871

		28,440,929

Marine – 1.8%
Kirby Corp.(a)	59,378	6,211,533

Professional Services – 2.5%
Robert Half International, Inc.	97,350	3,985,509
WageWorks, Inc.(a)	77,267	4,570,343

		8,555,852

Road & Rail – 1.5%
Genesee & Wyoming, Inc. – Class A(a)	49,482	4,894,759

Trading Companies & Distributors – 2.1%
United Rentals, Inc.(a)	78,352	6,921,616

		77,573,102

Health Care – 16.8%
Biotechnology – 6.2%
Aegerion Pharmaceuticals, Inc.(a)	12,890	705,856
Arrowhead Research Corp.(a)	34,240	665,626
BioMarin Pharmaceutical, Inc.(a)	33,356	2,701,836
Cubist Pharmaceuticals, Inc.(a)	48,236	3,835,727
Intercept Pharmaceuticals, Inc.(a)	2,930	1,202,765
Isis Pharmaceuticals, Inc.(a)	18,132	924,732
NPS Pharmaceuticals, Inc.(a)	72,730	2,544,095
Pharmacyclics, Inc.(a)	14,090	1,953,719
Puma Biotechnology, Inc.(a)	13,796	1,603,923
Quintiles Transnational Holdings, Inc.(a)	61,405	3,325,081
TESARO, Inc.(a)	40,386	1,333,142

		20,796,502

Health Care Equipment & Supplies – 2.8%
Align Technology, Inc.(a)	57,180	2,992,229
HeartWare International, Inc.(a)	33,868	3,252,344
Sirona Dental Systems, Inc.(a)	43,636	3,074,593

		9,319,166

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 4.6%
Acadia Healthcare Co., Inc.(a)	94,749	$4,684,390
Envision Healthcare Holdings, Inc.(a)	98,326	3,309,653
Mednax, Inc.(a)	64,584	3,927,999
Premier, Inc. – Class A(a)	75,828	2,536,447
WellCare Health Plans, Inc.(a)	20,050	1,239,491

		15,697,980

Life Sciences Tools & Services – 1.1%
ICON PLC(a)	79,488	3,723,218

Pharmaceuticals – 2.1%
Akorn, Inc.(a)	123,007	3,176,041
Jazz Pharmaceuticals PLC(a)	25,040	3,804,703

		6,980,744

		56,517,610

Consumer Discretionary – 16.6%
Distributors – 1.6%
LKQ Corp.(a)	198,538	5,537,225

Diversified Consumer Services – 1.4%
Grand Canyon Education, Inc.(a)	99,680	4,724,832

Hotels, Restaurants & Leisure – 1.1%
Norwegian Cruise Line Holdings Ltd.(a)	105,897	3,629,090

Internet & Catalog Retail – 2.4%
HomeAway, Inc.(a)	118,499	5,435,549
Shutterfly, Inc.(a)	49,972	2,726,473

		8,162,022

Leisure Equipment & Products – 1.4%
Polaris Industries, Inc.	34,650	4,644,140

Media – 0.7%
National CineMedia, Inc.	158,479	2,434,237

Specialty Retail – 6.5%
Cabela’s, Inc.(a)	65,850	4,367,172
CarMax, Inc.(a)	16,307	789,748
Dick’s Sporting Goods, Inc.	100,160	5,375,587
Five Below, Inc.(a)	81,724	3,149,643
Lumber Liquidators Holdings, Inc.(a)	37,050	3,974,724
Tractor Supply Co.	61,070	4,309,099

		21,965,973

Textiles, Apparel & Luxury Goods – 1.5%
Under Armour, Inc. – Class A(a)	43,180	4,885,817

		55,983,336

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 8.1%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	20,877	$3,925,920
Lazard Ltd. – Class A	96,313	4,333,122
Stifel Financial Corp.(a)	69,541	3,344,226

		11,603,268

Commercial Banks – 4.6%
First Republic Bank/CA	71,736	3,728,120
Iberiabank Corp.	48,642	3,186,051
Signature Bank/New York NY(a)	32,090	4,201,544
SVB Financial Group(a)	35,920	4,522,687

		15,638,402

		27,241,670

Energy – 5.0%
Energy Equipment & Services – 2.8%
FMC Technologies, Inc.(a)	41,390	2,079,434
Oceaneering International, Inc.	56,636	4,054,005
Oil States International, Inc.(a)	13,951	1,324,229
Superior Energy Services, Inc.	60,960	1,803,806

		9,261,474

Oil, Gas & Consumable Fuels – 2.2%
Concho Resources, Inc.(a)	18,703	2,265,494
Oasis Petroleum, Inc.(a)	64,896	2,827,519
SM Energy Co.	32,363	2,386,771

		7,479,784

		16,741,258

Consumer Staples – 3.1%
Food & Staples Retailing – 1.3%
Sprouts Farmers Market, Inc.(a)	110,235	4,301,370

Food Products – 1.8%
Green Mountain Coffee Roasters, Inc.	54,716	6,006,722

		10,308,092

Materials – 1.7%
Chemicals – 1.7%
PolyOne Corp.	151,530	5,682,375

Total Common Stocks (cost $210,293,746)		332,603,302

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(c) (cost $3,270,843)	3,270,843	3,270,843

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $213,564,589)		$335,874,145

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $3,607,746)	3,607,746	3,607,746

Total Investments – 100.9% (cost $217,172,335)		339,481,891
Other assets less liabilities – (0.9)%		(2,880,913)

Net Assets – 100.0%		$336,600,978

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.8%
Energy – 22.7%
Coal & Consumable Fuels – 0.2%
Adaro Energy Tbk PT	1,436,800	$123,603
Cameco Corp.	12,700	307,493
China Coal Energy Co., Ltd. – Class H(a)	206,700	106,064
China Shenhua Energy Co., Ltd. – Class H	109,570	298,964
Coal India Ltd.	31,010	122,121
Consol Energy, Inc.	9,980	400,198

		1,358,443

Integrated Oil & Gas – 15.8%
BG Group PLC	407,540	7,414,672
BP PLC	1,185,690	10,020,332
Cenovus Energy, Inc.	33,900	897,326
Chevron Corp.	142,810	16,470,277
China Petroleum & Chemical Corp. – Class H	4,676,130	4,139,340
ENI SpA	225,480	5,413,008
Exxon Mobil Corp.	277,650	26,729,365
Gazprom OAO (Sponsored ADR)	604,120	4,597,354
Hess Corp.	29,040	2,324,072
LUKOIL OAO (Sponsored ADR)	14,260	775,744
PetroChina Co., Ltd. – Class H	947,800	998,555
Petroleo Brasileiro SA	133,700	742,728
Petroleo Brasileiro SA (ADR)	259,430	2,905,616
Petroleo Brasileiro SA (Preference Shares)	131,300	762,804
Petroleo Brasileiro SA (Sponsored ADR)	133,188	1,552,972
Repsol SA	24,300	608,614
Rosneft OAO (GDR)(b)	27,913	188,413
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	250,033	9,124,560
Royal Dutch Shell PLC – Class A	101,915	3,710,224
Royal Dutch Shell PLC – Class B	140,210	5,454,520
Sasol Ltd.	24,600	1,249,012
Statoil ASA	104,180	2,747,855
Suncor Energy, Inc.	41,180	1,358,535
Suncor Energy, Inc. (Toronto)	119,220	3,933,086
Total SA	134,230	8,708,723

		122,827,707

Oil & Gas Drilling – 0.2%
Nabors Industries Ltd.	45,470	1,046,719
Odfjell Drilling Ltd.(c)	111,890	644,288

		1,691,007

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	101,550	1,703,725
Halliburton Co.	22,730	1,295,610
Helix Energy Solutions Group, Inc.(c)	34,790	822,436
Schlumberger Ltd.	21,690	2,017,170

		5,838,941

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Exploration & Production – 5.6%
Anadarko Petroleum Corp.	42,230	$3,554,077
Apache Corp.	12,600	999,054
Cabot Oil & Gas Corp.	11,340	396,900
Canadian Natural Resources Ltd.	35,300	1,291,751
Canadian Oil Sands Ltd.	21,800	415,604
Chesapeake Energy Corp.	17,200	445,652
Cimarex Energy Co.	13,820	1,599,112
CNOOC Ltd.	575,800	942,650
Concho Resources Inc.(c)	3,400	411,842
ConocoPhillips	55,070	3,662,155
Continental Resources, Inc./OK(a)(c)	1,900	227,088
Crescent Point Energy Corp.(a)	15,600	547,472
Denbury Resources, Inc.	12,000	196,320
Det Norske Oljeselskap ASA(a)(c)	89,350	968,499
Devon Energy Corp.	12,400	798,808
Encana Corp.	19,900	377,404
EOG Resources, Inc.	20,320	3,849,014
EQT Corp.	4,100	419,389
Inpex Corp.	170,200	2,162,678
Kunlun Energy Co., Ltd.	173,700	310,074
Lundin Petroleum AB(c)	48,970	980,433
Marathon Oil Corp.	22,790	763,465
Murphy Oil Corp.	21,230	1,260,425
Noble Energy, Inc.	35,810	2,462,296
NovaTek OAO (Sponsored GDR)(b)	4,100	519,060
Occidental Petroleum Corp.	71,940	6,943,649
Oil & Natural Gas Corp. Ltd.	308,220	1,442,711
Pacific Rubiales Energy Corp.	9,900	136,345
Pioneer Natural Resources Co.	3,600	724,248
Range Resources Corp.	4,400	378,620
Rosetta Resources, Inc.(c)	13,830	613,637
Santos Ltd.(a)	26,000	317,004
Southwestern Energy Co.(c)	9,500	392,730
Talisman Energy, Inc.	46,400	477,702
Tourmaline Oil Corp.(c)	5,000	228,980
Tullow Oil PLC	24,500	327,799
Vermilion Energy, Inc.(a)	3,200	180,620
Whiting Petroleum Corp.(c)	15,600	1,071,876
Woodside Petroleum Ltd.	21,300	722,483

		43,519,626

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	31,320	1,502,734

		176,738,458

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 11.1%
Diversified/Specialty – 9.4%
Activia Properties, Inc.	146	$1,244,010
Agung Podomoro Land Tbk PT	31,150	625
Alam Sutera Realty Tbk PT	1,076,450	53,631
Alexander’s, Inc.	650	243,562
Alexandria Real Estate Equities, Inc.	2,750	199,238
American Assets Trust, Inc.	7,650	252,986
American Homes 4 Rent – Class A	6,850	112,203
Armada Hoffler Properties, Inc.	65,944	645,592
Artis Real Estate Investment Trust	8,700	123,118
Australand Property Group	271,340	948,833
Ayala Land, Inc.	1,151,282	789,905
Azrieli Group	1,700	55,959
Bakrieland Development Tbk PT(c)	3,227,600	13,901
Beni Stabili SpA(a)	23,100	20,401
BioMed Realty Trust, Inc.	7,600	157,168
British Land Co. PLC	266,899	3,115,244
Buzzi Unicem SpA	42,840	891,448
CA Immobilien Anlagen AG(c)	5,778	108,068
Canadian Real Estate Investment Trust	2,600	102,422
Capital Property Fund	538,050	494,167
CapitaLand Ltd.	201,000	452,542
Central Pattana PCL	130,100	164,494
Chambers Street Properties	11,750	92,943
Cheung Kong Holdings Ltd.	100,000	1,570,241
Ciputra Development Tbk PT	1,287,400	108,549
Ciputra Surya Tbk PT	57,300	9,965
City Developments Ltd.	47,000	348,405
Cofinimmo	1,250	149,886
Conwert Immobilien Invest SE(c)	12,600	172,005
Country Garden Holdings Co., Ltd.	3,664,300	1,896,784
CTT-Correios de Portugal SA(c)	75,326	758,999
Dexus Property Group	729,160	697,536
Digital Realty Trust, Inc.(a)	20,410	1,105,406
DLF Ltd.	36,400	83,476
Duke Realty Corp.	12,750	214,200
Dundee Real Estate Investment Trust – Class A	37,736	1,006,362
DuPont Fabros Technology, Inc.	8,700	231,072
Eastern & Oriental Bhd	77,350	47,521
Even Construtora e Incorporadora SA	202,700	617,242
Evergrande Real Estate Group Ltd.(a)	393,750	166,802
F&C Commercial Property Trust Ltd.	207,200	417,748
Fastighets AB Balder – Class B(c)	10,000	128,610
Fibra Uno Administracion SA de CV	258,050	813,415
Fonciere Des Regions	2,600	243,678
Forest City Enterprises, Inc. – Class A(c)	9,800	190,904

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Franshion Properties China Ltd.	333,200	$104,508
Gecina SA	1,350	185,007
Globe Trade Centre SA(c)	21,200	51,743
GPT Group	120,170	399,636
Gramercy Property Trust, Inc.(c)	180,560	1,047,248
Granite Real Estate Investment Trust	6,050	209,261
Greentown China Holdings Ltd.	105,500	137,883
Growthpoint Properties Ltd.	389,050	846,713
Guangzhou R&F Properties Co., Ltd. – Class H	74,600	100,662
Hang Lung Properties Ltd.	177,000	493,697
Helbor Empreendimentos SA	12,680	37,239
Helical Bar PLC	350	2,186
Henderson Land Development Co., Ltd.	158,500	891,929
Hopson Development Holdings Ltd.(c)	256,400	239,661
Hui Xian Real Estate Investment Trust	243,100	150,803
Hulic Co., Ltd.	23,350	270,096
Hysan Development Co., Ltd.	63,000	262,640
ICADE	9,610	946,454
IJM Land Bhd	34,500	27,822
IMMOFINANZ AG(c)	76,550	387,365
Is Gayrimenkul Yatirim Ortakligi AS	31,897	18,269
Japan Hotel REIT Investment Corp.(a)	1,995	979,426
Kawasan Industri Jababeka Tbk PT	1,492,117	28,503
Kennedy-Wilson Holdings, Inc.	63,080	1,595,924
Keppel Land Ltd.(a)	126,000	319,659
Kerry Properties Ltd.	67,500	223,291
Kiwi Income Property Trust	54,950	51,829
KLCC Property Holdings Bhd	45,900	86,094
Klovern AB	79,192	442,080
Kungsleden AB	12,614	108,750
Land Securities Group PLC	201,722	3,668,994
Lend Lease Group	195,490	1,974,935
Lexington Realty Trust	14,650	167,157
Lippo Karawaci Tbk PT	1,950,600	158,345
Londonmetric Property PLC	18,050	43,676
Longfor Properties Co., Ltd.	85,950	118,719
LPN Development PCL	652,900	302,185
Mah Sing Group Bhd	105,400	66,656
Mapletree Commercial Trust	113,200	108,132
Mapletree Greater China Commercial Trust(b)	138,500	91,837
Megaworld Corp.	3,302,650	311,806
Mexico Real Estate Management SA de CV(c)	61,150	106,061
Mingfa Group International Co., Ltd.(a)(c)	910,500	234,952
Mitchells & Butlers PLC(c)	92,460	749,888
Mitsubishi Estate Co., Ltd.	169,000	4,008,348
Mitsui Fudosan Co., Ltd.	151,000	4,513,812
Morguard Real Estate Investment Trust	9,400	141,429

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

New World China Land Ltd.	573,900	$340,726
New World Development Co., Ltd.(a)	773,000	1,001,488
Nomura Real Estate Holdings, Inc.	7,300	150,098
Nomura Real Estate Master Fund, Inc.	50	52,132
Pakuwon Jati Tbk PT	2,207,000	62,981
Poly Property Group Co., Ltd.(a)	254,600	117,122
Pruksa Real Estate PCL	144,400	86,751
Quintain Estates & Development PLC(c)	150	261
Redefine Properties Ltd.	271,950	238,405
Regal Entertainment Group – Class A	75,940	1,397,296
Resilient Property Income Fund Ltd.	48,462	243,024
Robinsons Land Corp.	155,600	72,864
SA Corporate Real Estate Fund Nominees Pty Ltd.	170,400	60,806
Select Income REIT	5,650	164,698
Shui On Land Ltd.	846,050	232,628
Sino Land Co., Ltd.	124,000	176,805
Sinpas Gayrimenkul Yatirim Ortakligi AS	19,800	6,077
Soho China Ltd.	171,050	129,275
SP Setia Bhd	76,250	67,710
Spirit Realty Capital, Inc.	14,112	154,103
Sponda Oyj	39,700	215,695
ST Modwen Properties PLC	4,350	28,737
Sumitomo Realty & Development Co., Ltd.	69,000	2,787,914
Summarecon Agung Tbk PT	1,101,900	95,723
Sun Hung Kai Properties Ltd.	317,305	4,067,385
Suntec Real Estate Investment Trust	150,000	197,120
Supalai PCL	1,091,600	592,224
Swire Properties Ltd.	655,350	1,747,057
TAG Immobilien AG	3,250	41,023
Taiheiyo Cement Corp.	106,000	374,355
Unite Group PLC	5,150	38,673
Unitech Ltd.(c)	97,650	18,129
United Urban Investment Corp.	300	459,568
UOL Group Ltd.	268,602	1,297,586
Vornado Realty Trust	13,680	1,317,247
Wallenstam AB – Class B	5,300	87,581
Washington Real Estate Investment Trust	8,100	203,715
Wereldhave NV	2,050	175,855
WHA Corp. PCL	91,350	86,800
Wharf Holdings Ltd.	435,000	3,049,731
Wheelock & Co., Ltd.	160,000	656,191
Wihlborgs Fastigheter AB	4,400	87,713
W.P. Carey, Inc.	36,720	2,332,454
Yuexiu Property Co., Ltd.	504,455	104,244

		73,492,546

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.5%
Chartwell Retirement Residences	99,610	$929,262
HCP, Inc.	42,270	1,638,808
Health Care REIT, Inc.	25,780	1,514,317
Healthcare Realty Trust, Inc.	7,450	178,576
LTC Properties, Inc.	47,000	1,770,960
Medical Properties Trust, Inc.	143,035	1,886,632
National Health Investors, Inc.	3,450	212,865
Omega Healthcare Investors, Inc.	64,690	2,067,492
Senior Housing Properties Trust	7,400	165,020
Ventas, Inc.	26,920	1,680,616

		12,044,548

Triple Net – 0.2%
EPR Properties	3,450	183,747
National Retail Properties, Inc.(a)	19,550	701,649
Realty Income Corp.(a)	9,950	441,979

		1,327,375

		86,864,469

Materials – 10.4%
Aluminum – 0.1%
Alcoa, Inc.	29,700	348,678
Hindalco Industries Ltd.	77,300	132,454
Norsk Hydro ASA	35,000	172,807

		653,939

Commodity Chemicals – 0.3%
Denki Kagaku Kogyo KK	197,000	761,804
LyondellBasell Industries NV – Class A	18,180	1,601,294

		2,363,098

Construction Materials – 0.1%
Anhui Conch Cement Co., Ltd. – Class H(a)	234,000	856,850

Diversified Chemicals – 0.4%
Arkema SA	10,750	1,166,082
Huntsman Corp.	69,520	1,693,507

		2,859,589

Diversified Metals & Mining – 4.4%
Anglo American PLC	38,720	988,896
Aurubis AG(a)	12,770	709,458
BHP Billiton Ltd.	213,880	7,335,782
BHP Billiton PLC	58,700	1,891,715
First Quantum Minerals Ltd.	29,900	580,016
Freeport-McMoRan Copper & Gold, Inc.	98,770	3,221,878
Glencore Xstrata PLC	974,630	5,367,044
Grupo Mexico SAB de CV Series B	182,300	558,142
Iluka Resources Ltd.	6,414	53,867
MMC Norilsk Nickel OJSC (ADR)	133,530	2,267,339

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Rio Tinto Ltd.	12,120	$724,082
Rio Tinto PLC	160,190	9,185,402
Sesa Sterlite Ltd.	76,920	219,512
Southern Copper Corp.	11,190	341,407
Sumitomo Metal Mining Co., Ltd.	52,960	693,267
Turquoise Hill Resources Ltd.(c)	28,400	108,491

		34,246,298

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc.	4,910	452,245
CF Industries Holdings, Inc.	2,100	526,890
Israel Corp. Ltd. (The)(c)	209	111,633
K&S AG	6,700	226,196
Monsanto Co.	44,940	4,944,299
Mosaic Co. (The)	10,200	498,372
Potash Corp. of Saskatchewan, Inc.	47,180	1,559,458
Syngenta AG	3,000	1,092,122

		9,411,215

Forest Products – 0.1%
Duratex SA	130,960	607,979

Gold – 1.0%
Barrick Gold Corp.(a)	75,300	1,534,153
Cia de Minas Buenaventura SAA (ADR) – Class B	9,598	120,935
Eldorado Gold Corp.	19,420	128,905
Franco-Nevada Corp.	4,400	224,868
Goldcorp, Inc.	130,280	3,502,606
Kinross Gold Corp.	35,160	183,532
Koza Altin Isletmeleri AS	37,990	325,158
New Gold, Inc.(c)	86,870	531,121
Newcrest Mining Ltd.	20,700	208,607
Newmont Mining Corp.	13,400	311,684
Randgold Resources Ltd.	2,400	190,082
Real Gold Mining Ltd.(a)(c)(d)(e)	686,500	9
Yamana Gold, Inc.	20,290	203,028

		7,464,688

Paper Products – 0.5%
Fibria Celulose SA(c)	19,600	207,785
International Paper Co.	11,600	567,124
Mondi PLC	66,000	1,210,260
Oji Holdings Corp.	67,000	321,808
Sappi Ltd.(c)	265,750	851,219
Stora Enso Oyj – Class R	10,604	120,592
UPM-Kymmene Oyj	14,800	268,411

		3,547,199

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Precious Metals & Minerals – 0.2%
Dominion Diamond Corp.(c)	51,620	$735,069
Fresnillo PLC	7,400	118,257
Impala Platinum Holdings Ltd.	14,500	152,889
Industrias Penoles SAB de CV	4,300	103,869
North American Palladium Ltd.(a)(c)	881,200	341,024
Northam Platinum Ltd.(c)	27,900	109,572
Silver Wheaton Corp.	9,600	244,920

		1,805,600

Specialty Chemicals – 0.3%
Johnson Matthey PLC	16,440	897,678
Koninklijke DSM NV	25,936	1,654,905

		2,552,583

Steel – 1.8%
ArcelorMittal	27,800	436,563
BlueScope Steel Ltd.(c)	170,240	937,887
Bradespar SA (Preference Shares)	11,000	100,170
Cia Siderurgica Nacional SA	12,300	53,789
Daido Steel Co., Ltd.	15,700	72,376
Eregli Demir ve Celik Fabrikalari TAS	49,627	54,217
Fortescue Metals Group Ltd.	43,070	209,651
Fosun International Ltd.	92,700	115,950
Gerdau SA (Preference Shares)	25,200	155,484
Hitachi Metals Ltd.	5,000	74,745
Hyundai Steel Co.	1,900	121,241
JFE Holdings, Inc.	80,000	1,632,853
Jindal Steel & Power Ltd.	15,200	58,644
Kobe Steel Ltd.(c)	69,170	94,757
Kumba Iron Ore Ltd.(a)	2,100	86,696
Maruichi Steel Tube Ltd.	4,100	114,811
Metalurgica Gerdau SA (Preference Shares)	13,300	101,709
Nippon Steel & Sumitomo Metal Corp.	211,920	620,910
Nucor Corp.	8,800	442,112
POSCO	1,770	470,790
Ternium SA (Sponsored ADR)	32,850	973,017
ThyssenKrupp AG(c)	10,700	291,029
Vale SA	36,270	512,167
Vale SA (Preference Shares)	52,790	656,623
Vale SA (Sponsored ADR) (Local Preference Shares)	394,410	4,926,181
Voestalpine AG	20,270	911,600
Yamato Kogyo Co., Ltd.	3,000	90,713

		14,316,685

		80,685,723

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 5.9%
Regional Mall – 2.0%
BR Malls Participacoes SA	84,810	$649,958
CapitaMall Trust	205,000	307,615
CBL & Associates Properties, Inc.	6,500	115,635
CFS Retail Property Trust Group	630,050	1,109,313
General Growth Properties, Inc.	96,350	2,121,627
Glimcher Realty Trust	20,700	201,411
Macerich Co. (The)	7,200	432,936
Multiplan Empreendimentos Imobiliarios SA	33,450	657,836
Pennsylvania Real Estate Investment Trust	12,350	231,686
Rouse Properties, Inc.(a)	11,750	219,960
Simon Property Group, Inc.	38,621	6,229,181
Taubman Centers, Inc.	2,450	172,603
Westfield Group	291,857	2,680,743

		15,130,504

Shopping Center/Other Retail – 3.9%
Acadia Realty Trust	8,100	214,245
Aeon Mall Co., Ltd.	48,100	1,335,600
American Realty Capital Properties, Inc.	8,200	120,458
Atrium European Real Estate Ltd.(c)	15,100	91,916
Calloway Real Estate Investment Trust	4,000	93,380
Capital & Counties Properties PLC	47,650	300,421
CapitaMalls Asia Ltd.	176,050	248,866
CapitaMalls Malaysia Trust	126,400	56,709
Citycon Oyj	21,850	85,930
Corio NV	4,750	222,488
Crombie Real Estate Investment Trust	16,300	200,051
DDR Corp.	97,730	1,624,273
Deutsche Euroshop AG	3,550	159,454
Development Securities PLC	7,650	32,794
Equity One, Inc.	7,900	183,280
Eurocommercial Properties NV	7,600	342,415
Federal Realty Investment Trust	11,620	1,293,422
Federation Centres Ltd.	205,050	438,103
First Capital Realty, Inc.(a)	12,300	197,280
Fountainhead Property Trust	130,800	90,008
Frontier Real Estate Investment Corp.	35	190,155
Fukuoka REIT Co.(a)	230	387,901
Hammerson PLC	56,100	539,620
Hyprop Investments Ltd.	70,750	507,620
Iguatemi Empresa de Shopping Centers SA	15,350	139,965
Inland Real Estate Corp.	21,700	232,407
Intu Properties PLC	58,500	318,094
Japan Retail Fund Investment Corp.(a)	431	851,704
Kimco Realty Corp.	36,390	810,041
Kite Realty Group Trust	137,402	849,144

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	45,062	$2,052,290
Link REIT (The)	229,878	1,069,286
Mercialys SA	4,000	91,045
Pavilion Real Estate Investment Trust	126,700	52,228
Ramco-Gershenson Properties Trust	116,474	1,945,116
Regency Centers Corp.	15,140	768,658
Retail Opportunity Investments Corp.	11,100	164,613
RioCan Real Estate Investment Trust	28,171	668,085
Saul Centers, Inc.	3,350	155,675
Shaftesbury PLC	20,945	232,551
SM Prime Holdings, Inc.	536,350	176,038
Tanger Factory Outlet Centers, Inc.	5,450	186,990
Unibail-Rodamco SE	21,287	5,603,401
Vastned Retail NV	31,966	1,611,573
Weingarten Realty Investors	43,470	1,325,835
Westfield Retail Trust	828,350	2,302,295

		30,563,423

		45,693,927

Residential – 5.2%
Multi-Family – 4.3%
Advance Residence Investment Corp.	150	321,768
Agile Property Holdings Ltd.	102,850	87,781
Apartment Investment & Management Co. – Class A	5,750	171,868
Associated Estates Realty Corp.	95,090	1,626,039
AvalonBay Communities, Inc.	6,550	844,753
Boardwalk Real Estate Investment Trust	1,500	80,656
BRE Properties, Inc.	3,000	185,310
Brookfield Residential Properties, Inc.(c)	32,867	731,291
Camden Property Trust	3,350	223,445
Canadian Apartment Properties REIT	5,850	115,542
China Overseas Land & Investment Ltd.	1,258,650	3,392,176
China Resources Land Ltd.	147,700	334,645
China Vanke Co., Ltd. – Class B	1,083,475	1,608,143
CIFI Holdings Group Co., Ltd.(a)	3,410,000	686,885
Comforia Residential REIT, Inc.(a)	67	470,804
Consorcio ARA SAB de CV(c)	92,160	34,749
Corp. GEO SAB de CV(c)(d)(e)	108,590	2,224
Cyrela Brazil Realty SA Empreendimentos e Participacoes	27,720	154,593
Desarrolladora Homex SAB de CV(a)(c)	1,300	316
Deutsche Annington Immobilien SE(c)	35,492	963,625
Deutsche Wohnen AG	13,400	283,834
Deutsche Wohnen AG – New(c)	15,198	312,674
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	173,100	176,447
Equity Lifestyle Properties, Inc.	4,700	189,175
Equity Residential	36,710	2,146,433

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	15,130	$2,530,492
Ez Tec Empreendimentos e Participacoes SA	7,100	78,527
GAGFAH SA(c)	8,250	125,347
Grainger PLC	101,000	415,325
Home Properties, Inc.	2,050	120,827
Japan Rental Housing Investments, Inc.	514	328,852
Kaisa Group Holdings Ltd.(a)(c)	532,300	178,705
Killam Properties, Inc.	5,650	52,862
KWG Property Holding Ltd.	1,981,050	1,005,786
Land and Houses PCL	321,400	91,786
LEG Immobilien AG(c)	24,601	1,599,364
Mid-America Apartment Communities, Inc.	30,450	2,059,638
Mirvac Group	249,030	393,167
MRV Engenharia e Participacoes SA	31,100	107,835
Nippon Accommodations Fund, Inc.(a)	100	345,598
Northern Property Real Estate Investment Trust	1,500	39,772
PDG Realty SA Empreendimentos e Participacoes(c)	142,930	92,212
Post Properties, Inc.	3,650	177,135
Rossi Residencial SA(c)	792,521	579,437
Sekisui Chemical Co., Ltd.	35,000	399,955
Shenzhen Investment Ltd.	285,250	95,690
Shimao Property Holdings Ltd.	304,500	612,690
Sino-Ocean Land Holdings Ltd.	337,350	179,362
Stockland	950,690	3,283,208
Sun Communities, Inc.	6,995	322,190
Sunac China Holdings Ltd.(a)	147,400	78,255
Taylor Wimpey PLC	372,180	778,267
UDR, Inc.	44,740	1,154,739
UEM Sunrise Bhd	119,900	80,662
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)(e)	52,560	1,545
Wing Tai Holdings Ltd.	518,400	757,340
Yanlord Land Group Ltd.	151,950	134,428

		33,346,174

Self Storage – 0.8%
Big Yellow Group PLC	3,250	31,103
CubeSmart	10,200	178,602
Extra Space Storage, Inc.	50,940	2,501,154
Public Storage	15,870	2,682,030
Safestore Holdings PLC	202,600	806,600
Sovran Self Storage, Inc.	2,900	214,571

		6,414,060

Student Housing – 0.1%
American Campus Communities, Inc.	17,220	636,107
Education Realty Trust, Inc.	27,300	257,439

		893,546

		40,653,780

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 4.2%
Office – 4.2%
Allied Properties Real Estate Investment Trust	37,824	$1,144,319
Allreal Holding AG(c)	1,850	258,635
Alstria Office REIT-AG(c)	300	4,168
Befimmo SA	3,224	231,405
Boston Properties, Inc.	12,913	1,451,809
Brandywine Realty Trust	13,300	194,845
Brookfield Office Properties, Inc.(a)	9,900	189,006
CapitaCommercial Trust	1,296,000	1,499,356
Castellum AB	12,970	226,936
Columbia Property Trust, Inc.	62,340	1,654,504
Cominar Real Estate Investment Trust	70,183	1,148,483
CommonWealth REIT	7,200	195,480
Corporate Office Properties Trust	7,300	194,691
Cousins Properties, Inc.	180,565	2,085,525
Derwent London PLC	6,550	303,929
Douglas Emmett, Inc.	21,770	586,266
Dundee International Real Estate Investment Trust	4,050	33,796
Empire State Realty Trust, Inc. – Class A	9,500	145,540
Fabege AB	29,590	410,996
Franklin Street Properties Corp.	16,800	210,336
Government Properties Income Trust	8,600	214,226
Great Portland Estates PLC	28,400	306,641
Highwoods Properties, Inc.	5,050	190,436
Hongkong Land Holdings Ltd.	140,000	879,172
Hudson Pacific Properties, Inc.	11,050	252,050
Hufvudstaden AB – Class A	14,700	220,571
Investa Office Fund	327,240	936,583
Japan Excellent, Inc.	230	292,105
Japan Prime Realty Investment Corp.	80	277,661
Japan Real Estate Investment Corp.	302	1,639,952
Kenedix Office Investment Corp. – Class A	203	1,009,958
Keppel REIT(a)	101,400	94,115
Kilroy Realty Corp.	13,390	770,193
Liberty Property Trust	22,830	873,476
Mack-Cali Realty Corp.	24,140	537,115
Mori Hills REIT Investment Corp.	250	339,640
Mori Trust Sogo Reit, Inc.(a)	22	181,922
Nippon Building Fund, Inc.	106	607,918
Nomura Real Estate Office Fund, Inc.(a)	35	148,201
Norwegian Property ASA	34,650	42,143
NTT Urban Development Corp.	106,816	924,451
Orix JREIT, Inc.(a)	1,470	1,863,124
Parkway Properties, Inc./MD	103,358	1,904,888
Piedmont Office Realty Trust, Inc. – Class A(a)	9,900	171,072

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PS Business Parks, Inc.	2,450	$205,849
PSP Swiss Property AG(c)	3,300	305,686
SL Green Realty Corp.	31,312	3,110,221
Swiss Prime Site AG(c)	4,300	360,959
Tokyo Tatemono Co., Ltd.(a)	120,000	980,134
Workspace Group PLC	89,760	891,324

		32,701,811

Industrials – 1.5%
Industrial Warehouse Distribution – 1.4%
Ascendas Real Estate Investment Trust	163,000	277,973
Daiwa House REIT Investment Corp.	81	332,125
DCT Industrial Trust, Inc.	25,150	199,188
EastGroup Properties, Inc.	3,100	192,324
First Industrial Realty Trust, Inc.	11,300	217,412
Global Logistic Properties Ltd.	237,800	531,767
GLP J-Reit	100	105,566
Granite Real Estate Investment Trust	41,570	1,434,997
Hansteen Holdings PLC	265,600	499,021
Hopewell Holdings Ltd.(a)	187,500	635,016
Japan Logistics Fund, Inc.	301	674,664
Mapletree Industrial Trust	4,040	4,306
Mapletree Logistics Trust	1,202,200	982,838
Nippon Prologis REIT, Inc.	171	367,056
ProLogis, Inc.	51,466	2,119,885
Segro PLC	78,370	468,348
STAG Industrial, Inc.	72,680	1,694,171
Warehouses De Pauw SCA	1,200	90,948

		10,827,605

Mixed Office Industrial – 0.1%
BR Properties SA	21,120	153,138
Goodman Group	253,150	1,087,625

		1,240,763

		12,068,368

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Prime, Inc.	91,712	1,536,176
Ashford Hospitality Trust, Inc.	149,398	1,670,270
Chesapeake Lodging Trust	31,640	824,222
DiamondRock Hospitality Co.	166,860	2,105,773
Hersha Hospitality Trust	207,070	1,163,733
Hospitality Properties Trust	5,500	145,750
Host Hotels & Resorts, Inc.	70,200	1,380,833
LaSalle Hotel Properties	6,550	205,277
Pebblebrook Hotel Trust	25,172	836,717
RLJ Lodging Trust	7,550	196,225
Strategic Hotels & Resorts, Inc.(c)	20,750	207,293
Sunstone Hotel Investors, Inc.	14,300	193,336

		10,465,605

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mortgage – 0.3%
Mortgage – 0.3%
Altisource Residential Corp.	21,695	$620,043
NorthStar Realty Finance Corp.	88,200	1,367,982

		1,988,025

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	18,200	738,920
Bunge Ltd.	4,870	387,701
Charoen Pokphand Indonesia Tbk PT	204,200	74,770
Golden Agri-Resources Ltd.(a)	262,000	114,851
IOI Corp. Bhd	89,600	126,103
Kuala Lumpur Kepong Bhd	19,800	145,005
Wilmar International Ltd.	59,000	160,794

		1,748,144

Total Common Stocks (cost $473,222,344)		489,608,310

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 24.6%
United States – 24.6%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(f)	$112,428	116,248,689
0.625%, 7/15/21 (TIPS)	5,727	5,976,676
1.875%, 7/15/15 (TIPS)	65,697	69,274,419

Total Inflation-Linked Securities (cost $190,942,489)		191,499,784

	Shares
INVESTMENT COMPANIES – 0.6%
Funds and Investment Trusts – 0.6%
CPN Retail Growth Leasehold Property Fund	131,150	62,385
iShares US Real Estate ETF(a)	38,220	2,612,337
Kennedy Wilson Europe Real Estate PLC(c)	85,850	1,525,296
UK Commercial Property Trust Ltd./Fund	302,950	401,278

Total Investment Companies (cost $4,336,491)		4,601,296

WARRANTS – 0.3%
Equity: Other – 0.3%
Diversified/Specialty – 0.3%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(c)	818,820	740,166
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(c)	764,631	1,894,506

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

Total Warrants (cost $1,670,991)			$2,634,672

OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 57.00(c)(g)		1,988	262,416
Expiration: Jan 2015, Exercise Price: $ 59.00(c)(g)		1,028	173,218

Total Options Purchased – Puts (premiums paid $1,186,764)			435,634

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 10.5%
U.S. Treasury Bills – 7.7%
U.S. Treasury Bill Zero Coupon, 4/24/14 (cost $59,890,290)	U.S.$	59,905	59,890,290

Time Deposit – 2.3%
State Street Time Deposit 0.01%, 3/03/14 (cost $18,022,161)		18,022	18,022,161

		Shares
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(h) (cost $3,791,793)		3,791,793	3,791,793

Total Short-Term Investments (cost $81,704,244)			81,704,244

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $753,063,323)			770,483,940

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AllianceBernstein Exchange Reserves – Class I, 0.07% (cost $14,234,175)		14,234,175	14,234,175

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

U.S. $ Value

Total Investments – 100.7% (cost $767,296,958)	$784,718,115
Other assets less liabilities – (0.7)%	(5,488,252)

Net Assets – 100.0%	$779,229,863

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Cocoa Futures	48	May 2014	$1,402,712	$1,419,360	$16,648
Cocoa Futures	65	September 2014	1,895,568	1,930,500	34,932
Coffee C Futures	29	May 2014	1,815,276	1,960,762	145,486
Copper London Metal Exchange Futures	33	March 2014	5,987,221	5,823,675	(163,546)
Live Cattle Futures	130	June 2014	6,756,935	6,978,400	221,465
Nickel London Metal Exchange Futures	55	March 2014	4,738,882	4,850,670	111,788
NY Harbor USLD Futures	30	March 2014	3,865,263	3,800,538	(64,725)
Platinum Futures	68	April 2014	4,662,938	4,919,120	256,182
Platinum Futures	40	July 2014	2,902,124	2,896,400	(5,724)
PRI Alum London Metal Exchange Futures	102	March 2014	4,223,019	4,383,833	160,814
Soybean Futures	44	November 2014	2,551,841	2,572,350	20,509
Soybean Meal Futures	89	May 2014	3,904,849	4,073,530	168,681
WTI Crude Futures	27	December 2014	2,468,167	2,569,590	101,423
WTI Crude Futures	27	June 2015	2,301,982	2,437,020	135,038
Zinc London Metal Exchange Futures	86	March 2014	4,416,735	4,482,750	66,015
Sold Contracts
Brent Crude Oil Futures	27	December 2014	2,813,075	2,846,880	(33,805)
Brent Crude Oil Futures	27	June 2015	2,711,684	2,779,110	(67,426)
Cattle Feeder Futures	50	May 2014	4,341,756	4,342,500	(744)
Coffee Robusta Futures	71	May 2014	1,360,294	1,450,530	(90,236)
Corn Futures	74	May 2014	1,686,055	1,714,950	(28,895)
Cotton No.2 Futures	29	May 2014	1,281,517	1,263,530	17,987
Gasoline Rbob Futures	7	March 2014	884,041	875,356	8,685
Gold 100 OZ Futures	39	April 2014	4,823,814	5,154,240	(330,426)
Lead London Metal Exchange Futures	27	April 2014	1,476,692	1,437,244	39,448
PRI Aluminum London Metal Exchange Futures	306	March 2014	13,541,717	13,151,498	390,219
Soybean Oil Futures	163	May 2014	3,973,130	4,087,062	(113,932)
Sugar 11 Futures (World)	140	May 2014	2,632,407	2,769,088	(136,681)
Wheat Futures (CBT)	43	May 2014	1,302,772	1,294,838	7,934

					$867,114

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	434,206	USD	4,348	3/18/14	$81,395
Barclays Bank PLC	JPY	4,079,267	USD	39,488	3/18/14	(598,155)
Barclays Bank PLC	NOK	11,550	USD	1,874	3/18/14	(49,387)
Barclays Bank PLC	USD	3,383	CHF	3,013	3/18/14	43,390
Barclays Bank PLC	USD	588	MYR	1,893	3/18/14	(10,800)
BNP Paribas SA	BRL	11,863	USD	5,084	3/06/14	24,610
BNP Paribas SA	USD	5,046	BRL	11,863	3/06/14	13,665
BNP Paribas SA	USD	2,557	AUD	2,831	3/18/14	(32,858)
BNP Paribas SA	USD	2,136	EUR	1,582	3/18/14	47,935
BNP Paribas SA	USD	3,319	JPY	336,786	3/18/14	(9,366)
BNP Paribas SA	BRL	5,134	USD	2,079	5/05/14	(77,195)
BNP Paribas SA	BRL	11,863	USD	4,932	6/03/14	(9,720)
Deutsche Bank AG London	USD	2,201	GBP	1,351	6/18/14	59,675
Goldman Sachs Bank USA	BRL	11,863	USD	4,901	3/06/14	(158,334)
Goldman Sachs Bank USA	USD	5,084	BRL	11,863	3/06/14	(24,610)
Goldman Sachs Bank USA	USD	5,621	CAD	5,909	3/18/14	(286,679)
Goldman Sachs Bank USA	USD	902	HKD	6,991	3/18/14	(977)
HSBC Bank USA	EUR	5,443	USD	7,469	3/18/14	(44,071)
HSBC Bank USA	USD	1,819	MXN	24,293	3/18/14	10,785
JPMorgan Chase Bank, NA	EUR	3,318	USD	4,470	3/18/14	(109,755)
Royal Bank of Scotland PLC	MXN	24,293	USD	1,878	3/18/14	48,098
Royal Bank of Scotland PLC	USD	3,157	CAD	3,366	3/18/14	(118,063)
Royal Bank of Scotland PLC	USD	387	ZAR	4,054	3/18/14	(11,490)
Standard Chartered Bank	CNY	14,380	USD	2,356	3/18/14	14,469
Standard Chartered Bank	USD	22,007	CNY	134,390	3/18/14	(122,244)
Standard Chartered Bank	USD	1,674	IDR	20,453,303	3/18/14	87,681
Standard Chartered Bank	USD	2,265	SGD	2,830	3/18/14	(32,828)
State Street Bank & Trust Co.	GBP	7	USD	11	3/18/14	(249)
State Street Bank & Trust Co.	USD	11	GBP	7	3/18/14	312
State Street Bank & Trust Co.	USD	84	SEK	551	3/18/14	1,760
State Street Bank & Trust Co.	USD	1,963	ZAR	20,538	3/18/14	(59,670)
UBS AG	USD	2,399	JPY	246,401	3/18/14	22,751

						$(1,299,925)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$ 6,040	3/30/22	2.263%	3 Month LIBOR	$24,380

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/31/16	1.930%	CPI	#	$(31,234)
Citibank, NA	1,500	3/27/18	2.450%	CPI	#	(53,848)
JPMorgan Chase Bank, NA	112,219	10/01/16	1.918%	CPI	#	(385,568)

						$(470,650)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	300,000	0.13%	$84,324	3/17/14	Credit Suisse International	$550,331
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	315,925	0.12%	88,801	3/17/14	Goldman Sachs International	579,836
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	300,000	0.13%	84,324	3/17/14	JPMorgan Chase Bank, NA	550,331

							$1,680,498

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $799,310 or 0.1% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $18,697,386.

(g)	One contract relates to 100 shares.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
JPY	– Japanese Yen
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
CBT	– Chicago Board of Trade
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security
WTI	– West Texas Intermediate

See notes to financial statements.

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.0%
Financials – 10.6%
Capital Markets – 1.3%
3i Group PLC	28,436	$200,313
Aberdeen Asset Management PLC	28,935	188,783
Ameriprise Financial, Inc.	7,400	806,526
Bank of New York Mellon Corp. (The)	43,550	1,393,600
BlackRock, Inc. – Class A	4,840	1,475,426
Charles Schwab Corp. (The)	44,000	1,166,440
Credit Suisse Group AG(a)	45,635	1,432,867
Daiwa Securities Group, Inc.	50,000	452,484
Deutsche Bank AG (REG)	30,760	1,487,690
E*Trade Financial Corp.(a)	10,850	243,799
Franklin Resources, Inc.	15,300	814,725
Goldman Sachs Group, Inc. (The)	16,000	2,663,200
Hargreaves Lansdown PLC	6,440	150,547
ICAP PLC	16,576	121,617
Invesco Ltd.	16,800	576,240
Investec PLC	17,346	129,012
Julius Baer Group Ltd.(a)	6,753	316,021
Legg Mason, Inc.	4,000	183,840
Macquarie Group Ltd.	8,707	439,090
Mediobanca SpA(a)	15,567	154,855
Morgan Stanley	52,600	1,620,080
Nomura Holdings, Inc.	109,400	742,113
Northern Trust Corp.	8,500	525,725
Partners Group Holding AG	524	136,428
SBI Holdings, Inc./Japan	6,090	72,876
Schroders PLC	3,069	139,249
State Street Corp.	16,650	1,093,405
T. Rowe Price Group, Inc.	9,900	803,583
UBS AG (REG)(a)	109,978	2,352,755

		21,883,289

Commercial Banks – 4.2%
Aozora Bank Ltd.	32,000	93,247
Australia & New Zealand Banking Group Ltd.	82,789	2,380,218
Banca Monte dei Paschi di Siena SpA(a)(b)	176,636	44,716
Banco Bilbao Vizcaya Argentaria SA	174,580	2,156,849
Banco de Sabadell SA	102,401	337,243
Banco Espirito Santo SA(a)(b)	50,818	98,687
Banco Popular Espanol SA	37,874	271,599
Banco Santander SA	342,363	3,090,386
Bank Hapoalim BM	30,897	168,868
Bank Leumi Le-Israel BM(a)	36,522	140,522
Bank of East Asia Ltd.	37,400	154,838
Bank of Ireland(a)	622,276	330,903

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	9,000	$69,697
Bank of Queensland Ltd.	9,636	103,370
Bank of Yokohama Ltd. (The)	35,000	177,023
Bankia SA(a)	117,495	245,217
Barclays PLC	459,720	1,936,602
BB&T Corp.	26,700	1,009,260
Bendigo and Adelaide Bank Ltd.	12,285	122,264
BNP Paribas SA	29,997	2,450,225
BOC Hong Kong Holdings Ltd.	111,000	338,077
CaixaBank SA	51,570	324,731
Chiba Bank Ltd. (The)	22,000	133,584
Chugoku Bank Ltd. (The)	5,000	62,098
Comerica, Inc.	6,900	332,442
Commerzbank AG(a)	29,198	527,549
Commonwealth Bank of Australia	48,565	3,243,684
Credit Agricole SA(a)	31,301	495,569
Danske Bank A/S(a)	19,781	523,109
DBS Group Holdings Ltd.	52,000	678,347
DnB ASA	29,486	533,732
Erste Group Bank AG	7,778	275,331
Fifth Third Bancorp	33,450	725,698
Fukuoka Financial Group, Inc.	23,000	92,976
Gunma Bank Ltd. (The)	11,000	58,006
Hachijuni Bank Ltd. (The)	12,000	64,606
Hang Seng Bank Ltd.	23,100	375,027
Hiroshima Bank Ltd. (The)	15,000	57,234
Hokuhoku Financial Group, Inc.	34,000	64,007
HSBC Holdings PLC	561,979	5,931,132
Huntington Bancshares, Inc./OH	31,450	299,718
Intesa Sanpaolo SpA	348,588	1,078,161
Iyo Bank Ltd. (The)	8,000	72,595
Joyo Bank Ltd. (The)	20,000	95,618
KBC Groep NV	7,538	476,718
KeyCorp	34,000	447,780
Lloyds Banking Group PLC(a)	1,505,233	2,078,730
M&T Bank Corp.	4,950	577,120
Mitsubishi UFJ Financial Group, Inc.	384,000	2,225,147
Mizrahi Tefahot Bank Ltd.	3,782	46,911
Mizuho Financial Group, Inc.	692,500	1,424,333
National Australia Bank Ltd.	70,851	2,203,390
Natixis	27,930	200,585
Nishi-Nippon City Bank Ltd. (The)	20,000	47,548
Nordea Bank AB	91,520	1,308,955
Oversea-Chinese Banking Corp., Ltd.	77,000	581,073
PNC Financial Services Group, Inc. (The)	20,200	1,651,956
Raiffeisen Bank International AG	1,475	51,186
Regions Financial Corp.	52,300	556,472

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Resona Holdings, Inc.	56,000	$292,581
Royal Bank of Scotland Group PLC(a)	64,627	353,896
Seven Bank Ltd.	17,941	65,808
Shinsei Bank Ltd.	49,000	102,158
Shizuoka Bank Ltd. (The)	17,000	164,545
Skandinaviska Enskilda Banken AB – Class A	45,831	643,178
Societe Generale SA	21,658	1,437,143
Standard Chartered PLC	73,037	1,546,074
Sumitomo Mitsui Financial Group, Inc.	38,400	1,724,085
Sumitomo Mitsui Trust Holdings, Inc.	99,000	464,426
SunTrust Banks, Inc.	20,350	766,788
Suruga Bank Ltd.	5,152	90,995
Svenska Handelsbanken AB – Class A	15,051	785,414
Swedbank AB – Class A	27,324	770,094
UniCredit SpA	130,279	1,033,871
Unione di Banche Italiane SCPA	25,096	217,415
United Overseas Bank Ltd.	38,000	618,923
US Bancorp	69,350	2,853,059
Wells Fargo & Co.	182,050	8,450,761
Westpac Banking Corp.	93,644	2,810,441
Yamaguchi Financial Group, Inc.	6,000	52,456
Zions Bancorporation	7,000	218,400

		71,105,180

Consumer Finance – 0.4%
Acom Co., Ltd.(a)(b)	12,020	34,681
AEON Financial Service Co., Ltd.	2,000	49,146
American Express Co.	35,050	3,199,364
Capital One Financial Corp.	21,885	1,607,015
Credit Saison Co., Ltd.	4,800	105,678
Discover Financial Services	18,150	1,041,447
SLM Corp.	16,500	395,010

		6,432,341

Diversified Financial Services – 2.2%
ASX Ltd.	5,841	196,148
Bank of America Corp.	405,152	6,697,163
Berkshire Hathaway, Inc. – Class B(a)	68,350	7,913,563
Citigroup, Inc.	115,199	5,602,127
CME Group, Inc./IL – Class A	11,950	882,149
Deutsche Boerse AG	5,823	477,022
Eurazeo SA	978	76,545
Exor SpA	2,972	120,702
First Pacific Co., Ltd./Hong Kong(b)	71,400	70,829
Groupe Bruxelles Lambert SA	2,435	239,024
Hong Kong Exchanges and Clearing Ltd.	33,000	513,420
Industrivarden AB – Class C	3,718	71,813
ING Groep NV(a)	115,586	1,678,547

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IntercontinentalExchange Group, Inc.	4,395	$917,852
Investment AB Kinnevik – Class B	6,747	261,664
Investor AB – Class B	13,743	489,001
Japan Exchange Group, Inc.	7,400	176,559
JPMorgan Chase & Co.	142,750	8,111,055
Leucadia National Corp.	11,850	331,089
London Stock Exchange Group PLC	5,317	180,335
McGraw Hill Financial, Inc.	10,250	816,515
Mitsubishi UFJ Lease & Finance Co., Ltd.	17,540	89,864
Moody’s Corp.	7,250	572,750
NASDAQ OMX Group, Inc. (The)	4,350	166,997
ORIX Corp.	38,170	566,084
Pargesa Holding SA	816	70,098
Pohjola Bank PLC – Class A	4,181	96,853
Resolution Ltd.	41,892	264,714
Singapore Exchange Ltd.	25,000	135,808
Wendel SA	972	145,865

		37,932,155

Insurance – 2.3%
ACE Ltd.	12,900	1,262,523
Admiral Group PLC	5,785	138,884
Aegon NV	53,669	483,803
Aflac, Inc.	17,750	1,137,420
Ageas	6,684	305,761
AIA Group Ltd.	362,300	1,775,104
Allianz SE	13,757	2,453,362
Allstate Corp. (The)	17,250	935,985
American International Group, Inc.	55,940	2,784,134
AMP Ltd.	87,681	378,626
Aon PLC	11,500	984,400
Assicurazioni Generali SpA	35,230	791,029
Assurant, Inc.	2,750	180,483
Aviva PLC	88,192	701,174
AXA SA	54,061	1,408,144
Baloise Holding AG	1,434	184,662
Chubb Corp. (The)	9,550	835,434
Cincinnati Financial Corp.	5,550	260,184
CNP Assurances	5,109	110,024
Dai-ichi Life Insurance Co., Ltd. (The)	25,700	376,453
Delta Lloyd NV	5,709	162,627
Direct Line Insurance Group PLC	33,896	150,152
Genworth Financial, Inc. – Class A(a)	18,700	290,598
Gjensidige Forsikring ASA	6,034	126,325
Hannover Rueck SE	1,820	154,791
Hartford Financial Services Group, Inc. (The)	16,950	596,470
Insurance Australia Group Ltd.	61,844	300,292
Legal & General Group PLC	176,979	711,719

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lincoln National Corp.	9,950	$498,793
Loews Corp.	11,600	504,368
Mapfre SA	32,476	134,128
Marsh & McLennan Cos., Inc.	20,800	1,001,728
MetLife, Inc.	42,600	2,158,542
MS&AD Insurance Group Holdings	15,300	363,547
Muenchener Rueckversicherungs AG	5,411	1,183,068
NKSJ Holdings, Inc.	10,000	253,364
Old Mutual PLC	146,138	481,680
Principal Financial Group, Inc.	10,350	469,372
Progressive Corp. (The)	20,900	511,841
Prudential Financial, Inc.	17,650	1,492,837
Prudential PLC	77,216	1,748,382
QBE Insurance Group Ltd.	36,785	422,870
RSA Insurance Group PLC	107,257	174,668
Sampo – Class A	12,645	639,848
SCOR SE	4,628	161,814
Sony Financial Holdings, Inc.	5,243	84,825
Standard Life PLC	71,148	464,257
Suncorp Group Ltd.	38,818	422,084
Swiss Life Holding AG(a)	968	240,774
Swiss Re AG(a)	10,626	991,816
T&D Holdings, Inc.	17,450	214,579
Tokio Marine Holdings, Inc.	20,900	620,908
Torchmark Corp.	3,450	267,410
Travelers Cos., Inc. (The)	13,800	1,156,992
Tryg A/S	740	71,423
UnipolSai SpA(a)	27,286	93,148
Unum Group	9,900	344,322
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,159	59,326
XL Group PLC	10,700	325,280
Zurich Insurance Group AG(a)	4,494	1,375,216

		38,913,773

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	15,020	1,223,679
Plum Creek Timber Co., Inc.	6,700	290,043
Weyerhaeuser Co.	22,100	652,171

		2,165,893

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(a)	10,540	294,593
Daito Trust Construction Co., Ltd.	2,200	205,039
Daiwa House Industry Co., Ltd.	18,000	327,614
IMMOFINANZ AG(a)	27,863	140,995
Tokyu Fudosan Holdings Corp.(a)	15,832	125,062

		1,093,303

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	18,000	$171,000
People’s United Financial, Inc.	12,050	170,749

		341,749

		179,867,683

Information Technology – 8.1%
Communications Equipment – 0.8%
Alcatel-Lucent(a)	83,882	362,980
Cisco Systems, Inc.	203,090	4,427,362
F5 Networks, Inc.(a)	2,940	330,280
Harris Corp.	4,040	298,233
Juniper Networks, Inc.(a)	19,180	512,873
Motorola Solutions, Inc.	8,740	578,588
Nokia Oyj(a)	112,363	855,272
QUALCOMM, Inc.	64,160	4,830,606
Telefonaktiebolaget LM Ericsson – Class B	91,820	1,186,941

		13,383,135

Computers & Peripherals – 1.5%
Apple, Inc.	34,183	17,988,462
EMC Corp./MA	78,140	2,060,552
Hewlett-Packard Co.	72,980	2,180,642
NEC Corp.	74,000	250,221
NetApp, Inc.	12,950	523,310
SanDisk Corp.	8,570	636,751
Seagate Technology PLC	12,400	647,156
Western Digital Corp.	7,980	694,180

		24,981,274

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	6,010	529,000
Citizen Holdings Co., Ltd.	7,900	64,979
Corning, Inc.	54,930	1,058,501
FLIR Systems, Inc.	5,360	182,990
Fujifilm Holdings Corp.	14,000	403,753
Hamamatsu Photonics KK	2,200	89,465
Hexagon AB – Class B	7,137	252,783
Hirose Electric Co., Ltd.	900	128,591
Hitachi High-Technologies Corp.	1,900	46,011
Hitachi Ltd.	145,000	1,148,255
Hoya Corp.	13,100	389,368
Ibiden Co., Ltd.	3,400	66,689
Jabil Circuit, Inc.	6,990	129,385
Keyence Corp.	1,400	602,876
Kyocera Corp.	9,800	443,929
Murata Manufacturing Co., Ltd.	6,200	591,915
Nippon Electric Glass Co., Ltd.(b)	11,000	49,937

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Omron Corp.	6,200	$261,497
Shimadzu Corp.	7,000	58,129
TDK Corp.	3,700	160,293
TE Connectivity Ltd.	15,600	913,848
Yaskawa Electric Corp.	6,000	89,602
Yokogawa Electric Corp.	6,500	101,684

		7,763,480

Internet Software & Services – 1.3%
Akamai Technologies, Inc.(a)	6,810	416,295
Dena Co., Ltd.(b)	3,181	68,963
eBay, Inc.(a)	44,280	2,602,336
Facebook, Inc. – Class A(a)	62,475	4,277,039
Google, Inc. – Class A(a)	10,669	12,969,770
Kakaku.com, Inc.	4,441	74,162
United Internet AG	3,220	149,530
VeriSign, Inc.(a)	4,890	269,488
Yahoo Japan Corp.	43,325	274,699
Yahoo!, Inc.(a)	35,800	1,384,386

		22,486,668

IT Services – 1.5%
Accenture PLC – Class A	24,170	2,014,569
Alliance Data Systems Corp.(a)	1,860	530,305
Amadeus IT Holding SA – Class A	11,479	504,100
AtoS	1,746	169,301
Automatic Data Processing, Inc.	18,300	1,423,374
Cap Gemini SA	4,316	337,230
Cognizant Technology Solutions Corp. – Class A(a)	11,510	1,197,731
Computer Sciences Corp.	5,580	352,656
Computershare Ltd.	14,264	151,540
Fidelity National Information Services, Inc.	11,040	613,934
Fiserv, Inc.(a)	9,800	568,890
Fujitsu Ltd.(a)	56,000	350,158
International Business Machines Corp.	38,770	7,179,041
Itochu Techno-Solutions Corp.	800	37,133
MasterCard, Inc. – Class A	39,350	3,058,282
Nomura Research Institute Ltd.	3,100	101,416
NTT Data Corp.	3,804	157,934
Otsuka Corp.(b)	500	64,280
Paychex, Inc.	12,320	514,483
Teradata Corp.(a)	6,220	285,622
Total System Services, Inc.	6,330	192,812
Visa, Inc. – Class A	19,370	4,376,458
Western Union Co. (The) – Class W	20,970	350,828
Xerox Corp.	43,910	482,571

		25,014,648

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	241

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.1%
Brother Industries Ltd.	7,100	$101,881
Canon, Inc.	34,200	1,067,066
Konica Minolta, Inc.	14,500	147,935
Ricoh Co., Ltd.	20,000	251,928

		1,568,810

Semiconductors & Semiconductor Equipment – 0.9%
Advantest Corp.	4,500	49,028
Altera Corp.	12,150	441,166
Analog Devices, Inc.	11,800	599,676
Applied Materials, Inc.	45,650	865,524
ARM Holdings PLC	42,167	706,845
ASM Pacific Technology Ltd.	7,200	65,325
ASML Holding NV	10,783	930,631
Broadcom Corp. – Class A	20,450	607,774
Infineon Technologies AG	32,611	369,163
Intel Corp.	188,800	4,674,688
KLA-Tencor Corp.	6,300	410,445
Lam Research Corp.(a)	6,138	317,519
Linear Technology Corp.	8,850	414,534
LSI Corp.	20,650	229,008
Microchip Technology, Inc.	7,500	341,625
Micron Technology, Inc.(a)	39,950	966,390
NVIDIA Corp.	21,900	402,522
Rohm Co., Ltd.	2,900	150,743
STMicroelectronics NV	19,205	174,189
Sumco Corp.	3,500	26,951
Texas Instruments, Inc.	41,600	1,870,336
Tokyo Electron Ltd.	5,200	298,022
Xilinx, Inc.	10,150	529,830

		15,441,934

Software – 1.5%
Adobe Systems, Inc.(a)	17,670	1,212,339
Autodesk, Inc.(a)	8,580	450,107
CA, Inc.	12,320	412,720
Citrix Systems, Inc.(a)	7,070	424,553
Dassault Systemes	1,901	218,523
Electronic Arts, Inc.(a)	11,700	334,503
Gemalto NV(b)	2,390	267,830
GungHo Online Entertainment, Inc.(b)	10,500	64,997
Intuit, Inc.	10,810	844,801
Konami Corp.	3,100	78,072
Microsoft Corp.	288,570	11,055,117
Nexon Co., Ltd.	3,295	28,037
NICE Systems Ltd.	1,741	71,801
Nintendo Co., Ltd.	3,200	395,517

242	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oracle Corp.	133,280	$5,212,581
Oracle Corp. Japan	1,200	50,072
Red Hat, Inc.(a)	7,220	425,908
Sage Group PLC (The)	32,587	235,318
Salesforce.com, Inc.(a)	21,090	1,315,383
SAP AG	27,800	2,236,013
Symantec Corp.	26,420	567,502
Trend Micro, Inc./Japan	3,200	107,659

		26,009,353

		136,649,302

Health Care – 7.6%
Biotechnology – 1.1%
Actelion Ltd. (REG)(a)	3,081	326,460
Alexion Pharmaceuticals, Inc.(a)	7,440	1,315,392
Amgen, Inc.	28,700	3,559,374
Biogen Idec, Inc.(a)	9,000	3,066,120
Celgene Corp.(a)	15,650	2,515,738
CSL Ltd.	14,677	947,826
Gilead Sciences, Inc.(a)	58,250	4,822,517
Grifols SA	4,500	256,427
Novozymes A/S – Class B(b)	6,821	317,023
Regeneron Pharmaceuticals, Inc.(a)	3,000	997,500
Vertex Pharmaceuticals, Inc.(a)	8,855	716,015

		18,840,392

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories	58,700	2,335,086
Baxter International, Inc.	20,650	1,435,175
Becton Dickinson and Co.	7,350	846,867
Boston Scientific Corp.(a)	50,700	664,170
CareFusion Corp.(a)	8,000	324,240
Cochlear Ltd.	1,721	88,157
Coloplast A/S – Class B	3,352	282,200
Covidien PLC	17,450	1,255,528
CR Bard, Inc.	2,950	425,272
DENTSPLY International, Inc.	5,400	245,052
Edwards Lifesciences Corp.(a)	4,150	289,504
Elekta AB – Class B	11,120	147,853
Essilor International SA	6,168	642,491
Getinge AB – Class B	6,039	217,353
Intuitive Surgical, Inc.(a)	1,480	658,349
Medtronic, Inc.	37,950	2,248,917
Olympus Corp.(a)	7,300	253,637
Smith & Nephew PLC	26,916	428,403
Sonova Holding AG(a)	1,544	217,972
St. Jude Medical, Inc.	11,050	743,886

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	243

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Stryker Corp.	11,200	$898,688
Sysmex Corp.	2,200	131,808
Terumo Corp.	4,600	196,929
Varian Medical Systems, Inc.(a)	4,000	335,320
William Demant Holding A/S(a)(b)	770	69,293
Zimmer Holdings, Inc.	6,500	609,960

		15,992,110

Health Care Providers & Services – 0.9%
Aetna, Inc.	14,009	1,018,594
Alfresa Holdings Corp.	1,300	76,218
AmerisourceBergen Corp. – Class A	8,700	590,295
Cardinal Health, Inc.	12,950	926,314
Celesio AG	2,530	89,109
CIGNA Corp.	10,500	835,695
DaVita HealthCare Partners, Inc.(a)	6,700	460,491
Express Scripts Holding Co.(a)	30,633	2,306,971
Fresenius Medical Care AG & Co. KGaA	6,496	445,686
Fresenius SE & Co. KGaA	3,806	590,623
Humana, Inc.	5,900	663,514
Laboratory Corp. of America Holdings(a)	3,300	308,682
McKesson Corp.	8,800	1,558,040
Medipal Holdings Corp.	4,100	63,380
Miraca Holdings, Inc.	1,700	77,560
Patterson Cos., Inc.	3,150	129,654
Quest Diagnostics, Inc.	5,500	291,500
Ramsay Health Care Ltd.	3,963	171,286
Ryman Healthcare Ltd.	11,244	74,448
Sonic Healthcare Ltd.	11,373	177,053
Suzuken Co., Ltd./Aichi Japan	2,200	83,607
Tenet Healthcare Corp.(a)	3,750	165,450
UnitedHealth Group, Inc.	38,250	2,955,577
WellPoint, Inc.	11,200	1,014,608

		15,074,355

Health Care Technology – 0.1%
Cerner Corp.(a)	11,200	687,344
M3, Inc.	22	73,315

		760,659

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	12,550	714,472
Lonza Group AG(a)	1,597	168,535
PerkinElmer, Inc.	4,250	192,610
QIAGEN NV(a)	7,138	160,545
Thermo Fisher Scientific, Inc.	15,100	1,880,554
Waters Corp.(a)	3,250	362,050

		3,478,766

244	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.4%
AbbVie, Inc.	60,400	$3,074,964
Actavis PLC(a)	6,692	1,477,728
Allergan, Inc./United States	11,350	1,441,450
Astellas Pharma, Inc.	13,100	851,510
AstraZeneca PLC	37,778	2,568,044
Bayer AG	24,951	3,538,062
Bristol-Myers Squibb Co.	62,550	3,363,314
Chugai Pharmaceutical Co., Ltd.	6,800	174,264
Daiichi Sankyo Co., Ltd.	20,300	350,830
Dainippon Sumitomo Pharma Co., Ltd.	4,800	89,107
Eisai Co., Ltd.	7,600	297,379
Eli Lilly & Co.	37,700	2,247,297
Forest Laboratories, Inc.(a)	9,000	878,130
GlaxoSmithKline PLC	147,603	4,134,305
Hisamitsu Pharmaceutical Co., Inc.	1,900	89,047
Hospira, Inc.(a)	6,250	270,500
Johnson & Johnson	107,200	9,875,264
Kyowa Hakko Kirin Co., Ltd.	7,000	75,258
Merck & Co., Inc.	111,000	6,325,890
Merck KGaA	1,950	342,235
Mitsubishi Tanabe Pharma Corp.	7,000	103,205
Mylan, Inc./PA(a)	14,500	805,765
Novartis AG	69,309	5,768,594
Novo Nordisk A/S – Class B	60,085	2,859,386
Ono Pharmaceutical Co., Ltd.	2,500	247,854
Orion Oyj – Class B	2,986	98,202
Otsuka Holdings Co., Ltd.	10,940	336,613
Perrigo Co. PLC	5,039	828,613
Pfizer, Inc.	246,157	7,904,101
Roche Holding AG	21,169	6,517,935
Sanofi	35,979	3,742,170
Santen Pharmaceutical Co., Ltd.	2,300	107,831
Shionogi & Co., Ltd.	9,000	195,546
Shire PLC	16,716	924,648
Taisho Pharmaceutical Holdings Co., Ltd.	952	72,451
Takeda Pharmaceutical Co., Ltd.	23,800	1,143,754
Teva Pharmaceutical Industries Ltd.	25,634	1,280,330
Tsumura & Co.	1,800	48,010
UCB SA	3,321	265,649
Zoetis, Inc.	18,914	586,712

		75,301,947

		129,448,229

Consumer Discretionary – 7.4%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.	5,800	201,970
BorgWarner, Inc.	8,600	528,470

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	245

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	19,600	$708,872
Cie Generale des Etablissements Michelin—Class B	5,640	685,601
Continental AG	3,315	805,726
Delphi Automotive PLC	10,621	707,040
Denso Corp.	14,700	788,674
GKN PLC	49,375	334,857
Goodyear Tire & Rubber Co. (The)	9,350	251,234
Johnson Controls, Inc.	26,050	1,286,870
Koito Manufacturing Co., Ltd.	3,000	56,844
NGK Spark Plug Co., Ltd.	6,000	135,491
NHK Spring Co., Ltd.	5,000	52,172
NOK Corp.	2,900	47,631
Nokian Renkaat Oyj	3,401	152,421
Pirelli & C. SpA	7,177	124,799
Stanley Electric Co., Ltd.	4,300	98,931
Sumitomo Rubber Industries Ltd.(b)	5,200	70,232
Toyoda Gosei Co., Ltd.	2,000	42,353
Toyota Boshoku Corp.	2,000	21,301
Toyota Industries Corp.	4,900	227,062
Valeo SA	2,275	318,233
Yokohama Rubber Co., Ltd. (The)	6,000	58,640

		7,705,424

Automobiles – 1.2%
Bayerische Motoren Werke AG	9,990	1,159,114
Bayerische Motoren Werke AG (Preference Shares)	1,629	142,818
Daihatsu Motor Co., Ltd.	6,000	96,659
Daimler AG	29,025	2,700,107
Fiat SpA(a)	26,408	275,730
Ford Motor Co.	149,750	2,304,653
Fuji Heavy Industries Ltd.	18,000	488,602
General Motors Co.(a)	49,465	1,790,633
Harley-Davidson, Inc.	8,400	554,904
Honda Motor Co., Ltd.	49,200	1,770,859
Isuzu Motors Ltd.	35,000	213,998
Mazda Motor Corp.(a)	81,000	391,231
Mitsubishi Motors Corp.(a)	13,300	147,620
Nissan Motor Co., Ltd.	74,900	668,530
Porsche Automobil Holding SE (Preference Shares)	4,620	485,256
Renault SA	5,792	573,262
Suzuki Motor Corp.	11,000	295,953
Toyota Motor Corp.	83,200	4,788,416
Volkswagen AG	891	227,043
Volkswagen AG (Preference Shares)	4,364	1,134,383
Yamaha Motor Co., Ltd.	8,400	122,002

		20,331,773

246	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	5,890	$518,850
Jardine Cycle & Carriage Ltd.	3,000	92,976

		611,826

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	2,200	82,862
Graham Holdings Co. – Class B	200	143,740
Gree, Inc.(b)	3,190	35,401
H&R Block, Inc.	10,350	327,474

		589,477

Hotels, Restaurants & Leisure – 0.9%
Accor SA	4,798	244,622
Carnival Corp.	16,600	658,356
Carnival PLC	5,538	227,743
Chipotle Mexican Grill, Inc. – Class A(a)	1,200	678,252
Compass Group PLC	54,484	861,182
Crown Resorts Ltd.	12,087	186,943
Darden Restaurants, Inc.	4,950	252,747
Echo Entertainment Group Ltd.	21,554	51,421
Flight Centre Travel Group Ltd.	1,667	77,481
Galaxy Entertainment Group Ltd.(a)	63,400	638,155
Genting Singapore PLC(b)	184,000	195,306
International Game Technology	9,400	141,846
Marriott International, Inc./DE – Class A	8,500	460,955
McDonald’s Corp.	37,850	3,601,427
McDonald’s Holdings Co. Japan Ltd.(b)	2,000	53,454
MGM China Holdings Ltd.	28,600	122,439
Oriental Land Co., Ltd./Japan	1,600	240,373
Sands China Ltd.	72,200	606,745
Shangri-La Asia Ltd.	46,000	76,871
SJM Holdings Ltd.	58,500	188,966
Sodexo	2,841	302,614
Starbucks Corp.	28,600	2,029,456
Starwood Hotels & Resorts Worldwide, Inc.	7,250	597,835
TABCORP Holdings Ltd.	20,931	66,378
Tatts Group Ltd.(b)	40,615	106,083
TUI Travel PLC	12,695	94,996
Whitbread PLC	5,502	412,924
William Hill PLC	25,262	167,939
Wyndham Worldwide Corp.	4,950	360,756
Wynn Macau Ltd.	45,500	219,048
Wynn Resorts Ltd.	3,100	751,719
Yum! Brands, Inc.	16,900	1,251,952

		15,926,984

Household Durables – 0.3%
Casio Computer Co., Ltd.	6,700	75,940
DR Horton, Inc.	10,750	264,020

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	247

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrolux AB – Class B	7,258	$171,866
Garmin Ltd.(b)	4,630	248,446
Harman International Industries, Inc.	2,550	267,061
Husqvarna AB – Class B	11,342	76,597
Iida Group Holdings Co., Ltd.(a)	3,989	60,675
Leggett & Platt, Inc.	5,350	171,468
Lennar Corp. – Class A	6,700	293,996
Mohawk Industries, Inc.(a)	2,300	325,519
Newell Rubbermaid, Inc.	10,850	348,393
Panasonic Corp.	66,500	832,937
PulteGroup, Inc.	13,050	273,919
Rinnai Corp.	1,100	92,589
Sekisui House Ltd.	16,000	201,051
Sharp Corp./Japan(a)	43,000	139,751
Sony Corp.	30,500	533,359
Whirlpool Corp.	3,000	433,890

		4,811,477

Internet & Catalog Retail – 0.6%
Amazon.com, Inc.(a)	14,120	5,112,852
ASOS PLC(a)	1,650	192,306
Expedia, Inc.	3,940	309,408
NetFlix, Inc.(a)	2,260	1,007,124
priceline.com, Inc.(a)	1,960	2,643,726
Rakuten, Inc.	21,913	315,015
TripAdvisor, Inc.(a)	4,200	421,008

		10,001,439

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	4,350	239,946
Mattel, Inc.	12,800	477,568
Namco Bandai Holdings, Inc.	5,400	121,109
Nikon Corp.	10,300	189,082
Sankyo Co., Ltd.	1,700	70,691
Sega Sammy Holdings, Inc.	5,600	131,305
Shimano, Inc.	2,400	217,534
Yamaha Corp.	4,800	65,906

		1,513,141

Media – 1.7%
Axel Springer SE	1,194	84,244
British Sky Broadcasting Group PLC	31,275	492,293
Cablevision Systems Corp. – Class A	8,100	142,560
CBS Corp. – Class B	21,250	1,425,450
Comcast Corp. – Class A	99,000	5,117,310
Dentsu, Inc.	6,600	248,898
DIRECTV(a)	18,600	1,443,360
Discovery Communications, Inc. – Class A(a)	8,550	712,386
Eutelsat Communications SA	4,311	140,479

248	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gannett Co., Inc.	8,600	$255,850
Hakuhodo DY Holdings, Inc.	7,020	52,557
Interpublic Group of Cos., Inc. (The)	15,750	279,090
ITV PLC	111,000	375,141
JCDecaux SA	2,088	92,087
Kabel Deutschland Holding AG	667	94,782
Lagardere SCA	3,344	134,113
News Corp. – Class A(a)	18,875	345,979
Omnicom Group, Inc.	9,750	737,880
Pearson PLC	24,665	417,699
ProSiebenSat.1 Media AG	5,604	266,758
Publicis Groupe SA	5,454	517,613
REA Group Ltd.(b)	1,588	70,302
Reed Elsevier NV	20,893	457,240
Reed Elsevier PLC	35,474	543,862
RTL Group SA	1,166	150,562
Scripps Networks Interactive, Inc. – Class A	4,150	337,146
SES SA	9,155	318,843
Singapore Press Holdings Ltd.(b)	48,000	157,295
Sky Deutschland AG(a)	13,215	138,144
Telenet Group Holding NV	1,546	98,674
Time Warner Cable, Inc. – Class A	10,700	1,501,745
Time Warner, Inc.	34,400	2,309,272
Toho Co., Ltd./Tokyo	3,400	65,953
Twenty-First Century Fox, Inc. – Class A	74,500	2,498,730
Viacom, Inc. – Class B	15,400	1,351,042
Walt Disney Co. (The)	62,088	5,017,331
Wolters Kluwer NV	9,109	262,432
WPP PLC	40,227	881,064

		29,536,166

Multiline Retail – 0.4%
Dollar General Corp.(a)	11,180	669,682
Dollar Tree, Inc.(a)	7,920	433,778
Don Quijote Holdings Co., Ltd.	1,700	92,598
Family Dollar Stores, Inc.	3,660	239,730
Harvey Norman Holdings Ltd.(b)	14,346	41,218
Isetan Mitsukoshi Holdings Ltd.	10,700	121,188
J Front Retailing Co., Ltd.(b)	14,000	88,982
Kohl’s Corp.	7,660	430,415
Macy’s, Inc.	14,010	810,619
Marks & Spencer Group PLC	48,738	410,273
Marui Group Co., Ltd.	6,700	55,343
Next PLC	4,741	534,452
Nordstrom, Inc.	5,420	333,222
Takashimaya Co., Ltd.	7,392	64,371
Target Corp.	24,020	1,502,211

		5,828,082

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	249

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.0%
ABC-Mart, Inc.	800	$31,759
AutoNation, Inc.(a)	2,430	127,915
AutoZone, Inc.(a)	1,310	705,356
Bed Bath & Beyond, Inc.(a)	8,150	552,733
Best Buy Co., Inc.	10,340	275,354
CarMax, Inc.(a)	8,470	410,202
Fast Retailing Co., Ltd.	1,600	553,905
GameStop Corp. – Class A	4,410	164,537
Gap, Inc. (The)	10,040	439,250
Hennes & Mauritz AB – Class B	28,646	1,289,944
Home Depot, Inc. (The)	53,490	4,387,785
Inditex SA	6,583	945,282
Kingfisher PLC	70,786	466,577
L Brands, Inc.	9,250	521,053
Lowe’s Cos., Inc.	39,740	1,988,192
Nitori Holdings Co., Ltd.	2,100	95,126
O’Reilly Automotive, Inc.(a)	4,080	615,468
PetSmart, Inc.	3,920	262,875
Ross Stores, Inc.	8,210	597,688
Sanrio Co., Ltd.(b)	1,400	53,586
Shimamura Co., Ltd.	700	63,406
Staples, Inc.	25,040	340,294
Tiffany & Co.	4,170	388,853
TJX Cos., Inc. (The)	27,020	1,660,649
Tractor Supply Co.	5,323	375,591
Urban Outfitters, Inc.(a)	4,130	154,627
USS Co., Ltd.	6,610	89,327
Yamada Denki Co., Ltd.	27,660	91,847

		17,649,181

Textiles, Apparel & Luxury Goods – 0.7%
Adidas AG	6,313	734,017
Asics Corp.	5,000	97,928
Burberry Group PLC	13,344	343,811
Christian Dior SA	1,643	323,540
Cie Financiere Richemont SA	15,750	1,564,688
Coach, Inc.	10,600	517,386
Fossil Group, Inc.(a)	1,879	215,916
Hugo Boss AG	956	127,176
Kering	2,280	465,905
Li & Fung Ltd.	176,000	230,387
Luxottica Group SpA	5,027	279,107
LVMH Moet Hennessy Louis Vuitton SA	7,651	1,414,755
Michael Kors Holdings Ltd.(a)	6,810	667,584
NIKE, Inc. – Class B	28,350	2,219,805
PVH Corp.	3,111	393,324
Ralph Lauren Corp.	2,250	362,430

250	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Swatch Group AG (The)	931	$620,009
Swatch Group AG (The) (REG)	1,310	153,739
VF Corp.	13,400	785,106
Yue Yuen Industrial Holdings Ltd.	22,000	67,141

		11,583,754

		126,088,724

Industrials – 7.4%
Aerospace & Defense – 1.3%
Airbus Group NV	17,792	1,307,308
BAE Systems PLC	96,992	665,774
Boeing Co. (The)	26,250	3,384,150
Cobham PLC	31,371	156,610
Finmeccanica SpA(a)	12,210	119,823
General Dynamics Corp.	12,700	1,391,158
Honeywell International, Inc.	29,850	2,819,034
L-3 Communications Holdings, Inc.	3,350	386,590
Lockheed Martin Corp.	10,300	1,671,690
Meggitt PLC	23,803	200,516
Northrop Grumman Corp.	8,500	1,028,755
Precision Castparts Corp.	5,550	1,431,234
Raytheon Co.	12,200	1,194,502
Rockwell Collins, Inc.	5,100	420,954
Rolls-Royce Holdings PLC(a)	56,729	948,037
Safran SA	8,168	574,160
Singapore Technologies Engineering Ltd.(b)	46,000	137,993
Textron, Inc.	10,650	422,805
Thales SA	2,744	182,195
United Technologies Corp.	32,100	3,756,342
Zodiac Aerospace	5,145	181,260

		22,380,890

Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.	5,750	298,195
Deutsche Post AG	27,359	1,025,779
Expeditors International of Washington, Inc.	7,750	306,203
FedEx Corp.	11,300	1,506,629
Kuehne & Nagel International AG	1,630	232,669
TNT Express NV	10,713	104,066
Toll Holdings Ltd.	19,628	93,385
United Parcel Service, Inc. – Class B	27,200	2,604,944
Yamato Holdings Co., Ltd.	11,100	230,447

		6,402,317

Airlines – 0.2%
ANA Holdings, Inc.(b)	34,000	75,930
Cathay Pacific Airways Ltd.	35,000	71,154
Delta Air Lines, Inc.	32,433	1,077,100
Deutsche Lufthansa AG (REG)(a)	6,939	179,460

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	251

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

easyJet PLC	4,785	$137,615
International Consolidated Airlines Group SA(a)	27,989	204,114
Japan Airlines Co., Ltd.	1,806	89,928
Qantas Airways Ltd.(a)	28,514	29,801
Ryanair Holdings PLC (Sponsored ADR)(a)	820	46,543
Singapore Airlines Ltd.	16,000	128,562
Southwest Airlines Co.	26,400	592,416

		2,632,623

Building Products – 0.2%
Allegion PLC(a)	3,350	182,072
Asahi Glass Co., Ltd.	30,000	165,196
Assa Abloy AB – Class B	10,081	512,577
Cie de St-Gobain	12,577	754,203
Daikin Industries Ltd.	7,100	409,080
Geberit AG	1,139	357,948
LIXIL Group Corp.	8,000	234,537
Masco Corp.	13,500	315,225
TOTO Ltd.	9,000	127,715

		3,058,553

Commercial Services & Supplies – 0.3%
ADT Corp. (The)	6,950	213,434
Aggreko PLC	8,116	211,855
Babcock International Group PLC	10,924	268,940
Brambles Ltd.	46,985	394,107
Cintas Corp.	3,800	230,508
Dai Nippon Printing Co., Ltd.	17,000	171,266
Edenred	6,126	196,536
G4S PLC	45,624	181,426
Iron Mountain, Inc.	6,414	174,461
Park24 Co., Ltd.	3,000	60,653
Pitney Bowes, Inc.	7,650	194,692
Republic Services, Inc. – Class A	10,200	347,922
Secom Co., Ltd.	6,400	362,325
Securitas AB – Class B	9,447	103,975
Serco Group PLC	14,544	112,153
Societe BIC SA	909	116,443
Stericycle, Inc.(a)	3,250	370,500
Toppan Printing Co., Ltd.	17,000	126,622
Tyco International Ltd.	17,700	746,586
Waste Management, Inc.	16,600	688,900

		5,273,304

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	4,348	155,967
Bouygues SA(b)	5,770	232,240

252	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Chiyoda Corp.	5,000	$76,106
Ferrovial SA	12,172	256,490
Fluor Corp.	6,200	481,678
Hochtief AG	930	86,396
Jacobs Engineering Group, Inc.(a)	5,000	303,250
JGC Corp.	7,000	259,631
Kajima Corp.	25,000	88,311
Kinden Corp.	4,000	41,627
Koninklijke Boskalis Westminster NV	2,396	119,739
Leighton Holdings Ltd.(b)	5,087	82,350
Obayashi Corp.	19,000	116,733
OCI(a)	2,738	133,937
Quanta Services, Inc.(a)	8,150	286,962
Shimizu Corp.	17,000	92,038
Skanska AB – Class B	11,464	248,548
Taisei Corp.	29,000	129,560
Vinci SA	14,438	1,076,722

		4,268,285

Electrical Equipment – 0.6%
ABB Ltd. (REG)(a)	66,347	1,693,316
Alstom SA	6,507	175,091
AMETEK, Inc.	9,339	497,208
Eaton Corp. PLC	18,009	1,345,452
Emerson Electric Co.	26,700	1,742,442
First Solar, Inc.(a)	2,650	151,236
Fuji Electric Co., Ltd.	16,000	73,553
Legrand SA	7,981	493,456
Mabuchi Motor Co., Ltd.	800	53,614
Mitsubishi Electric Corp.	58,000	690,272
Nidec Corp.	3,100	381,201
Osram Licht AG(a)	2,527	171,533
Prysmian SpA	6,151	158,892
Rockwell Automation, Inc.	5,250	644,910
Roper Industries, Inc.	3,750	508,575
Schneider Electric SA (Paris)	16,040	1,427,356
Schneider Electric SA (London)	510	45,337
Sumitomo Electric Industries Ltd.	22,700	348,444

		10,601,888

Industrial Conglomerates – 1.3%
3M Co.	24,350	3,280,675
Danaher Corp.	22,750	1,740,148
General Electric Co.	384,250	9,786,847
Hopewell Holdings Ltd.	17,000	57,575
Hutchison Whampoa Ltd.	64,000	864,527
Keppel Corp., Ltd.	43,000	355,563
Koninklijke Philips NV	29,396	1,026,628
NWS Holdings Ltd.	44,000	69,028

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	253

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SembCorp Industries Ltd.	29,000	$123,900
Siemens AG	23,923	3,189,593
Smiths Group PLC	11,879	272,006
Toshiba Corp.	121,000	525,164

		21,291,654

Industrial Warehouse Distribution – 0.3%
Ascendas Real Estate Investment Trust	212,150	361,792
DCT Industrial Trust, Inc.	24,260	192,139
EastGroup Properties, Inc.	2,330	144,553
First Industrial Realty Trust, Inc.	8,400	161,616
Global Logistic Properties Ltd.	323,115	722,547
GLP J-Reit	125	131,958
Hansteen Holdings PLC	48,963	91,994
Industrial & Infrastructure Fund Investment Corp.(b)	11	94,316
Japan Logistics Fund, Inc.	60	134,485
Mapletree Industrial Trust	88,762	94,613
Mapletree Logistics Trust	109,755	89,728
Nippon Prologis REIT, Inc.	145	311,247
ProLogis, Inc.	57,175	2,355,039
Pure Industrial Real Estate Trust	11,550	49,755
Segro PLC	78,301	467,935
STAG Industrial, Inc.	3,350	78,088
Warehouses De Pauw SCA	840	63,664

		5,545,469

Machinery – 1.3%
Alfa Laval AB	9,492	257,207
Amada Co., Ltd.	10,000	83,596
Andritz AG	2,197	137,793
Atlas Copco AB – Class A	20,261	568,035
Atlas Copco AB – Class B	11,774	312,115
Caterpillar, Inc.	24,150	2,341,826
CNH Industrial NV(a)	28,447	312,598
Cummins, Inc.	6,600	963,072
Deere & Co.	14,600	1,254,578
Dover Corp.	6,450	608,235
FANUC Corp.	5,800	1,009,686
Flowserve Corp.	5,300	430,413
GEA Group AG	5,518	267,035
Hino Motors Ltd.	8,000	118,723
Hitachi Construction Machinery Co., Ltd.	3,300	64,314
IHI Corp.	39,000	179,071
Illinois Tool Works, Inc.	15,500	1,278,750
IMI PLC	8,394	214,155
Ingersoll-Rand PLC	10,150	620,571
Japan Steel Works Ltd. (The)	9,000	44,165
Joy Global, Inc.	4,000	220,000

254	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

JTEKT Corp.	6,200	$103,773
Kawasaki Heavy Industries Ltd.	42,000	172,381
Komatsu Ltd.	28,200	596,280
Kone Oyj – Class B	9,402	382,372
Kubota Corp.	32,000	449,691
Kurita Water Industries Ltd.	3,200	67,661
Makita Corp.	3,400	189,860
MAN SE	1,064	137,284
Melrose Industries PLC	31,455	172,740
Metso Oyj(b)	3,856	124,661
Mitsubishi Heavy Industries Ltd.	91,000	560,618
Nabtesco Corp.	4,000	100,458
NGK Insulators Ltd.	8,000	173,677
NSK Ltd.	14,000	153,994
PACCAR, Inc.	13,500	888,840
Pall Corp.	4,200	361,200
Parker Hannifin Corp.	5,650	681,108
Pentair Ltd.	7,534	608,823
Sandvik AB	32,170	448,056
Scania AB – Class B	9,655	296,141
Schindler Holding AG	1,392	208,557
Schindler Holding AG (REG)	650	98,595
SembCorp Marine Ltd.(b)	25,000	81,147
SKF AB – Class B	12,024	321,555
SMC Corp./Japan	1,600	407,611
Snap-On, Inc.	2,200	246,774
Stanley Black & Decker, Inc.	5,900	489,936
Sulzer AG	724	102,360
Sumitomo Heavy Industries Ltd.	16,000	74,003
THK Co., Ltd.	3,400	78,210
Vallourec SA	3,235	173,187
Volvo AB – Class B	45,668	686,231
Wartsila Oyj Abp	5,356	316,143
Weir Group PLC (The)	6,430	276,007
Xylem, Inc./NY	6,950	273,483
Yangzijiang Shipbuilding Holdings Ltd.	52,500	47,068
Zardoya Otis SA(b)	5,150	89,062

		21,925,485

Marine – 0.1%
AP Moeller - Maersk A/S – Class A	17	198,952
AP Moeller - Maersk A/S – Class B	40	488,516
Mitsui OSK Lines Ltd.	32,000	133,225
Nippon Yusen KK	48,000	153,762

		974,455

Mixed Office Industrial – 0.0%
Goodman Group	183,148	786,870

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	255

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.2%
Adecco SA(a)	3,998	$344,504
ALS Ltd./Queensland(b)	11,308	76,740
Bureau Veritas SA	6,657	183,224
Capita PLC	19,845	378,752
Dun & Bradstreet Corp. (The)	1,450	143,855
Equifax, Inc.	4,600	322,276
Experian PLC	30,199	546,229
Intertek Group PLC	4,868	239,446
Nielsen Holdings NV	9,588	453,896
Randstad Holding NV	3,742	235,060
Robert Half International, Inc.	5,250	214,935
Seek Ltd.	9,683	148,377
SGS SA	166	410,771

		3,698,065

Road & Rail – 0.6%
Asciano Ltd.	28,502	137,448
Aurizon Holdings Ltd.	60,118	273,851
Central Japan Railway Co.	4,345	507,114
ComfortDelGro Corp., Ltd.	60,000	91,398
CSX Corp.	38,500	1,066,835
DSV A/S	5,431	173,878
East Japan Railway Co.	10,200	797,659
Hankyu Hanshin Holdings, Inc.	34,000	186,831
Kansas City Southern	4,200	394,464
Keikyu Corp.	14,000	117,643
Keio Corp.	17,000	120,494
Keisei Electric Railway Co., Ltd.	8,000	70,354
Kintetsu Corp.	53,000	192,504
MTR Corp., Ltd.	43,500	158,531
Nippon Express Co., Ltd.	24,000	112,116
Norfolk Southern Corp.	11,800	1,084,538
Odakyu Electric Railway Co., Ltd.	19,000	170,282
Ryder System, Inc.	2,000	150,640
Tobu Railway Co., Ltd.	30,000	146,028
Tokyu Corp.	34,000	207,772
Union Pacific Corp.	17,500	3,156,650
West Japan Railway Co.	5,078	208,745

		9,525,775

Trading Companies & Distributors – 0.3%
Brenntag AG	1,554	288,730
Bunzl PLC	10,036	264,161
Fastenal Co.	10,350	488,416
ITOCHU Corp.	45,000	560,786
Marubeni Corp.	49,000	344,480
Mitsubishi Corp.	42,400	813,801

256	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsui & Co., Ltd.	52,400	$807,787
Noble Group Ltd.	129,000	104,960
Rexel SA	6,397	161,541
Sojitz Corp.	37,700	66,931
Sumitomo Corp.	33,900	448,455
Toyota Tsusho Corp.	6,400	158,204
Travis Perkins PLC	7,395	241,750
Wolseley PLC	8,007	465,504
WW Grainger, Inc.	2,350	599,297

		5,814,803

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA(b)	11,600	271,889
Aeroports de Paris	930	112,679
Atlantia SpA	9,984	252,702
Auckland International Airport Ltd.	30,155	94,604
Fraport AG Frankfurt Airport Services Worldwide	1,113	88,569
Groupe Eurotunnel SA	16,572	198,969
Hutchison Port Holdings Trust – Class U	150,500	94,123
Kamigumi Co., Ltd.	7,000	65,037
Mitsubishi Logistics Corp.	4,000	55,693
Sydney Airport	15,643	56,776
Transurban Group	42,466	268,377

		1,559,418

		125,739,854

Consumer Staples – 6.1%
Beverages – 1.3%
Anheuser-Busch InBev NV	24,244	2,535,778
Asahi Group Holdings Ltd.	11,700	328,963
Beam, Inc.	6,200	514,352
Brown-Forman Corp. – Class B	6,150	515,370
Carlsberg A/S – Class B	3,228	340,078
Coca-Cola Amatil Ltd.	17,279	174,437
Coca-Cola Co. (The)	144,200	5,508,440
Coca-Cola Enterprises, Inc.	9,150	430,782
Coca-Cola HBC AG(a)	6,028	149,628
Coca-Cola West Co., Ltd.	1,900	35,270
Constellation Brands, Inc. – Class A(a)	6,300	510,489
Diageo PLC	75,738	2,378,326
Dr Pepper Snapple Group, Inc.	7,600	396,036
Heineken Holding NV	3,042	196,565
Heineken NV	6,952	469,426
Kirin Holdings Co., Ltd.	26,000	354,904
Molson Coors Brewing Co. – Class B	6,000	340,980
Monster Beverage Corp.(a)	5,160	381,840
PepsiCo, Inc.	58,250	4,664,077
Pernod Ricard SA	6,396	750,490

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	257

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Remy Cointreau SA(b)	798	$67,601
SABMiller PLC (London)	29,010	1,420,664
Suntory Beverage & Food Ltd.	3,729	131,584
Treasury Wine Estates Ltd.	18,445	64,025

		22,660,105

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.(b)	18,300	224,249
Carrefour SA	18,542	682,156
Casino Guichard Perrachon SA	1,701	192,686
Colruyt SA	2,288	126,741
Costco Wholesale Corp.	16,600	1,938,880
CVS Caremark Corp.	45,250	3,309,585
Delhaize Group SA	3,075	220,800
Distribuidora Internacional de Alimentacion SA	18,446	157,994
FamilyMart Co., Ltd.(b)	1,800	80,334
J Sainsbury PLC	36,482	209,138
Jeronimo Martins SGPS SA	7,595	128,769
Koninklijke Ahold NV	30,411	566,883
Kroger Co. (The)	19,700	826,218
Lawson, Inc.(b)	2,000	139,063
Metcash Ltd.(b)	24,909	68,929
Metro AG	3,912	161,807
Olam International Ltd.	44,000	61,689
Safeway, Inc.	9,350	350,157
Seven & I Holdings Co., Ltd.(b)	22,700	853,545
Sysco Corp.	22,050	794,241
Tesco PLC	242,892	1,337,516
Wal-Mart Stores, Inc.	61,450	4,590,315
Walgreen Co.	33,100	2,249,145
Wesfarmers Ltd.	34,789	1,335,871
Whole Foods Market, Inc.	14,100	762,105
WM Morrison Supermarkets PLC	66,599	262,069
Woolworths Ltd.	37,741	1,216,487

		22,847,372

Food Products – 1.5%
Ajinomoto Co., Inc.	18,000	279,448
Archer-Daniels-Midland Co.	24,950	1,012,970
Aryzta AG(a)	2,632	219,487
Associated British Foods PLC	10,749	539,209
Barry Callebaut AG(a)	67	83,522
Calbee, Inc.	2,292	55,754
Campbell Soup Co.	6,800	294,508
ConAgra Foods, Inc.	15,950	452,980
Danone(b)	17,112	1,206,665
General Mills, Inc.	24,050	1,203,221
Golden Agri-Resources Ltd.	212,000	92,933
Hershey Co. (The)	5,700	603,174

258	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hormel Foods Corp.	5,100	$241,995
JM Smucker Co. (The)	4,000	400,040
Kellogg Co.	9,750	591,728
Kerry Group PLC – Class A	4,506	340,401
Kikkoman Corp.	5,000	97,484
Kraft Foods Group, Inc.	22,600	1,249,102
Lindt & Spruengli AG	26	128,123
Lindt & Spruengli AG (REG)	4	232,246
McCormick & Co., Inc./MD	5,000	332,000
Mead Johnson Nutrition Co. – Class A	7,650	623,858
MEIJI Holdings Co., Ltd.	1,900	125,408
Mondelez International, Inc. – Class A	66,600	2,266,398
Nestle SA	97,165	7,340,344
Nippon Meat Packers, Inc.	5,000	80,425
Nisshin Seifun Group, Inc.	6,000	64,776
Nissin Foods Holdings Co., Ltd.	1,800	80,601
Orkla ASA	23,056	181,891
Suedzucker AG	2,464	68,464
Tate & Lyle PLC	14,070	151,261
Toyo Suisan Kaisha Ltd.	3,000	101,011
Tyson Foods, Inc. – Class A	10,300	406,335
Unilever NV	49,149	1,943,587
Unilever PLC	38,724	1,583,813
Wilmar International Ltd.	57,000	155,343
Yakult Honsha Co., Ltd.	2,700	129,889
Yamazaki Baking Co., Ltd.	3,000	34,825

		24,995,219

Household Products – 0.9%
Clorox Co. (The)	4,900	427,672
Colgate-Palmolive Co.	33,400	2,098,522
Henkel AG & Co. KGaA	3,920	395,970
Henkel AG & Co. KGaA (Preference Shares)	5,376	599,047
Kimberly-Clark Corp.	14,500	1,600,075
Procter & Gamble Co. (The)	103,300	8,125,578
Reckitt Benckiser Group PLC	19,517	1,605,548
Svenska Cellulosa AB SCA – Class B	17,783	539,358
Unicharm Corp.	3,500	198,965

		15,590,735

Personal Products – 0.2%
Avon Products, Inc.	16,450	254,481
Beiersdorf AG	3,042	310,342
Estee Lauder Cos., Inc. (The) – Class A	9,700	667,748
Kao Corp.	15,600	537,173
L’Oreal SA	7,576	1,283,494
Shiseido Co., Ltd.	10,900	193,438

		3,246,676

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	259

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.9%
Altria Group, Inc.	75,900	$2,752,134
British American Tobacco PLC	57,335	3,125,411
Imperial Tobacco Group PLC	29,208	1,191,383
Japan Tobacco, Inc.	33,144	1,055,627
Lorillard, Inc.	13,950	684,387
Philip Morris International, Inc.	60,850	4,923,374
Reynolds American, Inc.	11,850	602,336
Swedish Match AB	6,095	192,827

		14,527,479

		103,867,586

Energy – 5.4%
Energy Equipment & Services – 0.9%
Aker Solutions ASA	4,960	83,215
AMEC PLC	8,970	168,460
Baker Hughes, Inc.	16,800	1,063,104
Cameron International Corp.(a)	9,000	576,540
CGG SA(a)	4,749	72,516
Diamond Offshore Drilling, Inc.(b)	2,600	122,980
Ensco PLC – Class A	8,850	466,041
FMC Technologies, Inc.(a)	8,950	449,648
Fugro NV	2,125	123,224
Halliburton Co.	32,250	1,838,250
Helmerich & Payne, Inc.	4,050	399,938
Nabors Industries Ltd.	9,850	226,747
National Oilwell Varco, Inc.	16,250	1,251,900
Noble Corp. PLC	9,600	298,080
Petrofac Ltd.	7,827	179,300
Rowan Cos., PLC – Class A(a)	4,700	156,792
Saipem SpA	7,989	187,685
Schlumberger Ltd.	50,050	4,654,650
Seadrill Ltd.	11,327	417,301
Subsea 7 SA	7,961	151,872
Technip SA	3,066	300,159
Tenaris SA	14,248	297,534
Transocean Ltd.	12,815	543,356
Transocean Ltd. (Zurich)	10,872	458,330
WorleyParsons Ltd.	6,235	93,888

		14,581,510

Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	19,100	1,607,456
Apache Corp.	15,150	1,201,243
BG Group PLC	102,695	1,868,405
BP PLC	567,946	4,799,743
Cabot Oil & Gas Corp.	15,950	558,250
Caltex Australia Ltd.	4,073	76,335
Chesapeake Energy Corp.	19,150	496,176

260	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Chevron Corp.	73,050	$8,424,856
ConocoPhillips	46,550	3,095,575
CONSOL Energy, Inc.	8,650	346,865
Delek Group Ltd.	130	48,860
Denbury Resources, Inc.	13,900	227,404
Devon Energy Corp.	14,450	930,869
ENI SpA	76,754	1,842,603
EOG Resources, Inc.	10,450	1,979,439
EQT Corp.	5,700	583,053
Exxon Mobil Corp.	165,953	15,976,295
Galp Energia SGPS SA	10,470	175,575
Hess Corp.	10,800	864,324
Idemitsu Kosan Co., Ltd.	2,800	57,306
Inpex Corp.	26,436	335,914
Japan Petroleum Exploration Co.	900	33,001
JX Holdings, Inc.	67,000	347,965
Kinder Morgan, Inc./DE	25,485	811,697
Koninklijke Vopak NV	2,122	124,084
Lundin Petroleum AB(a)	6,714	134,422
Marathon Oil Corp.	26,400	884,400
Marathon Petroleum Corp.	11,400	957,600
Murphy Oil Corp.	6,650	394,810
Neste Oil Oyj(b)	3,868	82,808
Newfield Exploration Co.(a)	5,150	145,179
Noble Energy, Inc.	13,700	942,012
Occidental Petroleum Corp.	30,650	2,958,338
OMV AG	4,444	202,240
ONEOK, Inc.	7,800	461,292
Origin Energy Ltd.	33,127	428,097
Peabody Energy Corp.	10,200	179,112
Phillips 66	22,750	1,703,065
Pioneer Natural Resources Co.	5,500	1,106,490
QEP Resources, Inc.	6,750	195,278
Range Resources Corp.	6,200	533,510
Repsol SA	25,509	638,894
Royal Dutch Shell PLC – Class A	115,148	4,191,973
Royal Dutch Shell PLC –Class B	75,700	2,944,920
Santos Ltd.(b)	29,168	355,630
Showa Shell Sekiyu KK	5,700	56,126
Southwestern Energy Co.(a)	13,350	551,889
Spectra Energy Corp.	25,400	946,912
Statoil ASA	33,672	888,134
Tesoro Corp.	5,000	255,050
TonenGeneral Sekiyu KK	8,000	70,716
Total SA	64,452	4,181,588
Tullow Oil PLC	27,400	366,600
Valero Energy Corp.	20,450	981,191

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	261

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Williams Cos., Inc. (The)	25,900	$1,069,670
Woodside Petroleum Ltd.	19,887	674,555
WPX Energy, Inc.(a)	7,600	133,912

		76,429,706

		91,011,216

Materials – 3.2%
Chemicals – 1.8%
Air Liquide SA	9,765	1,340,397
Air Products & Chemicals, Inc.	8,000	970,560
Air Water, Inc.	5,000	74,289
Airgas, Inc.	2,500	269,500
Akzo Nobel NV	7,236	598,182
Arkema SA	1,892	205,230
Asahi Kasei Corp.	38,000	270,812
BASF SE	27,712	3,185,327
CF Industries Holdings, Inc.	2,200	551,980
Croda International PLC	4,097	174,225
Daicel Corp.	8,000	69,256
Dow Chemical Co. (The)	46,050	2,243,095
Eastman Chemical Co.	5,850	511,465
Ecolab, Inc.	10,300	1,109,825
EI du Pont de Nemours & Co.	35,200	2,345,024
EMS-Chemie Holding AG (REG)	247	95,048
FMC Corp.	5,050	389,759
Fuchs Petrolub SE (Preference Shares)	1,071	106,719
Givaudan SA(a)	251	393,241
Hitachi Chemical Co., Ltd.	3,100	43,371
Incitec Pivot Ltd.	47,170	132,542
International Flavors & Fragrances, Inc.	3,100	290,749
Israel Chemicals Ltd.	13,439	114,084
Israel Corp., Ltd. (The)(a)	82	43,798
Johnson Matthey PLC	6,183	337,612
JSR Corp.	5,400	92,832
K&S AG	5,198	175,488
Kaneka Corp.	8,000	52,363
Kansai Paint Co., Ltd.	7,000	91,039
Koninklijke DSM NV	4,653	296,895
Kuraray Co., Ltd.	10,500	117,881
Lanxess AG	2,511	186,190
Linde AG	5,615	1,162,186
LyondellBasell Industries NV – Class A	16,640	1,465,651
Mitsubishi Chemical Holdings Corp.	40,500	183,271
Mitsubishi Gas Chemical Co., Inc.	11,000	70,431
Mitsui Chemicals, Inc.	24,000	62,223
Monsanto Co.	19,950	2,194,899
Mosaic Co. (The)	12,900	630,294
Nippon Paint Co., Ltd.	5,000	76,875

262	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nitto Denko Corp.	5,000	$234,637
Orica Ltd.	11,069	239,356
PPG Industries, Inc.	5,400	1,068,228
Praxair, Inc.	11,250	1,466,662
Sherwin-Williams Co. (The)	3,300	661,584
Shin-Etsu Chemical Co., Ltd.	12,400	704,281
Showa Denko KK	45,000	65,204
Sigma-Aldrich Corp.	4,550	429,565
Sika AG	65	239,482
Solvay SA	1,789	276,838
Sumitomo Chemical Co., Ltd.	44,000	180,687
Syngenta AG	2,810	1,022,954
Taiyo Nippon Sanso Corp.	7,000	52,628
Teijin Ltd.	28,000	67,352
Toray Industries, Inc.	44,000	304,005
Ube Industries Ltd./Japan	31,000	59,309
Umicore SA	3,440	168,963
Yara International ASA	5,455	221,171

		30,187,514

Construction Materials – 0.1%
Boral Ltd.	22,259	110,935
CRH PLC	22,007	649,045
Fletcher Building Ltd.	20,700	163,684
HeidelbergCement AG	4,243	349,085
Holcim Ltd.(a)	6,908	560,506
Imerys SA	1,063	99,008
James Hardie Industries PLC	13,325	173,285
Lafarge SA	4,591	344,216
Taiheiyo Cement Corp.	35,000	123,608
Vulcan Materials Co.	4,900	332,857

		2,906,229

Containers & Packaging – 0.1%
Amcor Ltd./Australia	36,407	329,108
Avery Dennison Corp.	3,650	181,843
Ball Corp.	5,450	302,802
Bemis Co., Inc.	3,900	153,192
MeadWestvaco Corp.	6,700	250,781
Owens-Illinois, Inc.(a)	6,250	212,000
Rexam PLC	23,881	197,342
Sealed Air Corp.	7,400	251,896
Toyo Seikan Group Holdings Ltd.	4,900	86,022

		1,964,986

Metals & Mining – 1.1%
Alcoa, Inc.	40,550	476,057
Allegheny Technologies, Inc.	4,050	128,709
Alumina Ltd.(a)	70,569	81,002

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	263

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Anglo American PLC	42,050	$1,073,943
Antofagasta PLC	11,898	179,354
ArcelorMittal (Euronext Amsterdam)	30,148	473,436
BHP Billiton Ltd.	96,759	3,318,697
BHP Billiton PLC	63,724	2,053,623
Boliden AB	8,252	130,738
Cliffs Natural Resources, Inc.(b)	5,800	116,174
Daido Steel Co., Ltd.	8,000	36,879
Fortescue Metals Group Ltd.	46,054	224,176
Freeport-McMoRan Copper & Gold, Inc.	39,350	1,283,597
Fresnillo PLC	5,558	88,821
Glencore Xstrata PLC	319,170	1,757,590
Hitachi Metals Ltd.	6,000	89,694
Iluka Resources Ltd.	12,633	106,096
JFE Holdings, Inc.	14,800	302,078
Kobe Steel Ltd.(a)	75,000	102,744
Maruichi Steel Tube Ltd.	1,400	39,204
Mitsubishi Materials Corp.	33,000	103,784
Newcrest Mining Ltd.	23,127	233,065
Newmont Mining Corp.	18,850	438,451
Nippon Steel & Sumitomo Metal Corp.	229,000	670,953
Norsk Hydro ASA	40,521	200,066
Nucor Corp.	12,050	605,392
Randgold Resources Ltd.	2,643	209,328
Rio Tinto Ltd.	13,148	785,498
Rio Tinto PLC	38,353	2,199,187
Sumitomo Metal Mining Co., Ltd.	16,000	209,446
ThyssenKrupp AG(a)	11,642	316,651
United States Steel Corp.(b)	5,450	131,999
Voestalpine AG	3,382	152,098
Yamato Kogyo Co., Ltd.	1,300	39,309

		18,357,839

Paper & Forest Products – 0.1%
International Paper Co.	16,800	821,352
OJI Holdings Corp.	24,000	115,274
Stora Enso OYJ – Class R	16,604	188,826
UPM-Kymmene OYJ	15,934	288,977

		1,414,429

		54,830,997

Equity: Other – 2.5%
Diversified/Specialty – 2.0%
Activia Properties, Inc.(b)	15	127,809
Aedifica SA	650	47,417
Affine SA	400	8,254
Alexander’s, Inc.	190	71,195
Alexandria Real Estate Equities, Inc.	5,510	399,200

264	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

American Assets Trust, Inc.	2,650	$87,636
American Homes 4 Rent – Class A	3,500	57,330
ANF Immobilier	550	18,220
Artis Real Estate Investment Trust	9,650	136,562
Australand Property Group	27,000	94,415
Azrieli Group	2,800	92,168
Beni Stabili SpA	63,200	55,815
BioMed Realty Trust, Inc.	14,700	303,996
British Land Co. PLC	104,990	1,225,443
CA Immobilien Anlagen AG(a)	5,619	105,094
Campus Crest Communities, Inc.	4,950	40,986
Canadian Real Estate Investment Trust	5,200	204,844
CapitaLand Ltd.	271,950	612,283
Chambers Street Properties	18,100	143,171
Cheung Kong Holdings Ltd.	42,000	659,501
City Developments Ltd.	57,450	425,869
Cofinimmo	1,320	158,279
Conwert Immobilien Invest SE(a)	4,694	64,079
Country Garden Holdings Co., Ltd.	335,599	173,719
Daejan Holdings PLC	405	33,977
Dexus Property Group	582,519	557,255
DIC Asset AG	2,600	24,540
Digital Realty Trust, Inc.(b)	9,860	534,018
Duke Realty Corp.	24,910	418,488
Dundee Real Estate Investment Trust – Class A	8,000	213,348
DuPont Fabros Technology, Inc.	4,940	131,206
Eurobank Properties Real Estate Investment Co.(a)	1,850	20,428
F&C Commercial Property Trust Ltd.	37,983	76,580
Fastighets AB Balder – Class B(a)	7,050	90,670
Fonciere Des Regions	3,477	325,873
Forest City Enterprises, Inc. – Class A(a)	11,410	222,267
Gecina SA	2,099	287,651
GPT Group	172,500	573,664
Granite Real Estate Investment Trust	3,600	124,519
H&R Real Estate Investment Trust	20,556	412,865
Hamborner REIT AG	3,500	37,016
Hang Lung Properties Ltd.	237,500	662,447
Helical Bar PLC	7,600	47,470
Henderson Land Development Co., Ltd.	111,440	627,107
Hulic Co., Ltd.	30,736	355,533
Hysan Development Co., Ltd.	67,150	279,941
ICADE	3,567	351,301
Investors Real Estate Trust	7,910	69,450
Keppel Land Ltd.	74,350	188,624
Kerry Properties Ltd.	68,900	227,922

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	265

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kiwi Income Property Trust	75,850	$71,542
Klovern AB	5,740	32,043
Kungsleden AB	10,450	90,094
Land Securities Group PLC	84,001	1,527,842
Lend Lease Group	16,495	166,640
Lexington Realty Trust	17,480	199,447
Londonmetric Property PLC	44,777	108,348
Mapletree Commercial Trust	98,100	93,708
Mitsubishi Estate Co., Ltd.	134,190	3,182,723
Mitsui Fudosan Co., Ltd.	89,990	2,690,053
Mobimo Holding AG(a)	500	111,401
Morguard Real Estate Investment Trust	2,650	39,871
Mucklow A & J Group PLC	3,500	29,891
New World China Land Ltd.	198,850	118,058
New World Development Co., Ltd.	379,550	491,740
Nieuwe Steen Investments NV	9,974	61,315
Nomura Real Estate Holdings, Inc.	12,980	266,886
Nomura Real Estate Master Fund, Inc.	161	167,865
Premier Investment Corp.	15	58,241
Quintain Estates & Development PLC(a)	34,912	60,800
Redefine International PLC	54,900	46,886
Royal Mail PLC(a)	19,779	198,726
Schroder Real Estate Investment Trust Ltd.	27,263	24,310
Select Income REIT	2,100	61,215
Shui On Land Ltd.	262,450	72,163
Silver Bay Realty Trust Corp.(b)	2,800	43,876
Sino Land Co., Ltd.	314,660	448,658
SOHO China Ltd.	118,050	89,219
Spirit Realty Capital, Inc.	27,226	297,308
Sponda Oyj	18,460	100,296
ST Modwen Properties PLC	12,673	83,719
Sumitomo Realty & Development Co., Ltd.	46,540	1,880,428
Sun Hung Kai Properties Ltd.	166,450	2,133,645
Suntec Real Estate Investment Trust	156,750	205,991
Swire Pacific Ltd. – Class A	20,500	230,686
Swire Properties Ltd.	123,150	328,298
TAG Immobilien AG	9,520	120,167
Tokyu REIT, Inc.	70	85,772
Top REIT, Inc.	12	55,275
Unite Group PLC	13,523	101,549
United Urban Investment Corp.	284	435,057
UOL Group Ltd.	48,400	233,815
Vornado Realty Trust	19,510	1,878,618
Wallenstam AB – Class B	7,700	127,241
Washington Real Estate Investment Trust	5,040	126,756
Wereldhave Belgium NV	150	18,427
Wereldhave NV	1,670	143,257
Wharf Holdings Ltd.	161,300	1,130,854
Wheelock & Co., Ltd.	27,000	110,732
Wihlborgs Fastigheter AB	5,070	101,069
Winthrop Realty Trust	2,450	28,518

266	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

W.P. Carey, Inc.	6,459	$410,276

		33,128,760

Health Care – 0.4%
Chartwell Retirement Residences	13,250	123,609
Extendicare, Inc./US(b)	6,600	42,677
HCP, Inc.	52,100	2,019,917
Health Care REIT, Inc.	32,770	1,924,910
Healthcare Realty Trust, Inc.	7,350	176,179
LTC Properties, Inc.	2,650	99,852
Medical Properties Trust, Inc.	12,380	163,292
National Health Investors, Inc.	2,250	138,825
Omega Healthcare Investors, Inc.	9,390	300,104
Primary Health Properties PLC	8,095	48,529
Sabra Health Care REIT, Inc.	2,900	82,563
Senior Housing Properties Trust	14,380	320,674
Universal Health Realty Income Trust	960	40,877
Ventas, Inc.	33,770	2,108,261

		7,590,269

Triple Net – 0.1%
Agree Realty Corp.	1,100	33,814
EPR Properties	3,910	208,247
Getty Realty Corp.	1,900	36,556
National Retail Properties, Inc.(b)	9,300	333,777
Realty Income Corp.(b)	15,717	698,149

		1,310,543

		42,029,572

Telecommunication Services – 2.1%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	200,104	6,389,321
Belgacom SA	4,590	138,080
Bezeq The Israeli Telecommunication Corp., Ltd.	54,723	89,145
BT Group PLC	237,768	1,635,328
CenturyLink, Inc.	22,450	701,787
Deutsche Telekom AG	87,176	1,474,781
Elisa Oyj	4,287	120,004
Frontier Communications Corp.(b)	37,940	185,147
HKT Trust and HKT Ltd.	61,700	66,087
Iliad SA	785	191,461
Inmarsat PLC	13,526	157,279
Koninklijke KPN NV(a)	95,096	338,926
Nippon Telegraph & Telephone Corp.	11,300	636,179
Orange SA	55,869	696,800
PCCW Ltd.	120,000	56,903
Portugal Telecom SGPS SA(b)	17,736	79,415
Singapore Telecommunications Ltd.	240,000	680,105

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	267

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Swisscom AG	704	$416,671
TDC A/S	24,466	243,008
Telecom Corp. of New Zealand Ltd.	52,201	109,529
Telecom Italia SpA (ordinary shares)	298,142	338,650
Telecom Italia SpA (savings shares)	174,906	153,135
Telefonica Deutschland Holding AG	8,424	67,393
Telefonica SA	123,580	1,889,577
Telekom Austria AG	6,682	64,964
Telenor ASA	20,564	453,073
TeliaSonera AB	71,854	553,098
Telstra Corp., Ltd.	130,348	588,031
Verizon Communications, Inc. (London)	1	41
Verizon Communications, Inc.	157,120	7,475,770
Vivendi SA	36,311	1,035,431
Windstream Holdings, Inc.(b)	22,630	181,493
Ziggo NV	4,526	206,369

		27,412,981

Wireless Telecommunication Services – 0.5%
Crown Castle International Corp.(a)	12,680	962,412
KDDI Corp.	16,216	991,700
Millicom International Cellular SA	1,995	207,729
NTT DoCoMo, Inc.	46,032	767,240
Softbank Corp.	29,000	2,197,716
StarHub Ltd.	18,000	59,393
Tele2 AB – Class B	9,609	119,090
Vodafone Group PLC	796,275	3,318,047

		8,623,327

		36,036,308

Utilities – 2.0%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	18,450	926,190
Cheung Kong Infrastructure Holdings Ltd.	18,000	117,914
Chubu Electric Power Co., Inc.	19,400	240,005
Chugoku Electric Power Co., Inc. (The)	8,900	126,580
CLP Holdings Ltd.	53,000	412,740
Contact Energy Ltd.	9,841	44,161
Duke Energy Corp.	26,858	1,903,695
Edison International	12,350	646,769
EDP – Energias de Portugal SA	59,203	256,213
Electricite de France	5,910	234,483
Enel SpA	197,464	1,011,908
Entergy Corp.	6,750	430,785
Exelon Corp.	32,482	987,778
FirstEnergy Corp.	15,850	487,863
Fortum Oyj	13,402	317,439
Hokkaido Electric Power Co., Inc.(a)	5,500	56,198
Hokuriku Electric Power Co.	5,100	65,672

268	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iberdrola SA	141,010	$933,971
Kansai Electric Power Co., Inc. (The)(a)	21,200	236,984
Kyushu Electric Power Co., Inc.(a)	12,900	166,097
NextEra Energy, Inc.	16,350	1,494,226
Northeast Utilities	12,000	533,400
Pepco Holdings, Inc.	9,450	192,686
Pinnacle West Capital Corp.	4,150	230,948
Power Assets Holdings Ltd.	41,500	347,140
PPL Corp.	23,900	771,731
Red Electrica Corp. SA	3,265	253,864
Shikoku Electric Power Co., Inc.(a)	5,400	83,940
Southern Co. (The)	33,500	1,418,725
SP AusNet	50,801	60,154
SSE PLC	29,096	683,109
Terna Rete Elettrica Nazionale SpA	44,418	226,582
Tohoku Electric Power Co., Inc.(a)	13,600	160,156
Tokyo Electric Power Co., Inc.(a)	43,500	203,452
Xcel Energy, Inc.	18,850	570,967

		16,834,525

Gas Utilities – 0.1%
AGL Resources, Inc.	4,500	211,680
APA Group(b)	24,339	145,234
Enagas SA	5,763	167,441
Gas Natural SDG SA	10,567	270,625
Hong Kong & China Gas Co., Ltd.	172,800	372,592
Osaka Gas Co., Ltd.	56,000	233,276
Snam SpA	60,245	342,749
Toho Gas Co., Ltd.	12,000	60,969
Tokyo Gas Co., Ltd.	72,000	361,694

		2,166,260

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	24,900	339,885
Electric Power Development Co., Ltd.	3,500	108,946
Enel Green Power SpA	50,724	142,250
NRG Energy, Inc.	12,250	356,108

		947,189

Multi-Utilities – 0.8%
AGL Energy Ltd.	16,721	234,009
Ameren Corp.	9,200	371,772
CenterPoint Energy, Inc.	16,250	384,312
Centrica PLC	155,058	828,084
CMS Energy Corp.	10,050	285,721
Consolidated Edison, Inc.	11,100	622,155
Dominion Resources, Inc./VA	22,100	1,533,740
DTE Energy Co.	6,700	480,792
E.ON SE	54,336	1,034,595

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	269

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GDF Suez	39,985	$1,023,972
Integrys Energy Group, Inc.	3,000	171,810
National Grid PLC	112,385	1,572,631
NiSource, Inc.	11,850	412,617
PG&E Corp.	17,000	749,020
Public Service Enterprise Group, Inc.	19,150	702,039
RWE AG	14,766	590,448
SCANA Corp.	5,300	262,350
Sempra Energy	8,700	821,889
Suez Environnement Co.	8,456	169,008
TECO Energy, Inc.	7,700	129,206
United Utilities Group PLC	20,573	268,505
Veolia Environnement SA	10,631	200,843
Wisconsin Energy Corp.	8,550	375,858

		13,225,376

Water Utilities – 0.0%
Severn Trent PLC	7,207	223,267

		33,396,617

Retail – 1.6%
Regional Mall – 0.7%
CapitaMall Trust	270,200	405,451
CBL & Associates Properties, Inc.	12,990	231,092
CFS Retail Property Trust Group	212,800	374,672
General Growth Properties, Inc.	60,220	1,326,044
Glimcher Realty Trust	11,080	107,808
Macerich Co. (The)	16,090	967,492
Pennsylvania Real Estate Investment Trust	5,010	93,988
Rouse Properties, Inc.(b)	2,750	51,480
Simon Property Group, Inc.	35,390	5,708,053
Taubman Centers, Inc.	4,900	345,205
Westfield Group	221,045	2,030,326

		11,641,611

Shopping Center/Other Retail – 0.9%
Acadia Realty Trust	4,210	111,354
Aeon Mall Co., Ltd.	11,920	330,985
American Realty Capital Properties, Inc.	57,650	846,878
Brixmor Property Group, Inc.	3,150	69,552
BWP Trust	36,410	77,421
Calloway Real Estate Investment Trust	7,800	182,092
Capital & Counties Properties PLC	50,215	316,592
CapitaMalls Asia Ltd.	142,246	201,080
Cedar Realty Trust, Inc.	5,500	33,825
Charter Hall Retail REIT	23,676	76,240
Citycon OYJ	17,630	69,334
Corio NV	7,289	341,414
Crombie Real Estate Investment Trust	5,550	68,116
DDR Corp.	23,420	389,240

270	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Euroshop AG	3,515	$157,882
Development Securities PLC	9,363	40,138
Equity One, Inc.	4,530	105,096
Eurocommercial Properties NV	3,190	143,724
Excel Trust, Inc.	3,450	43,229
Federal Realty Investment Trust	5,030	559,889
Federation Centres Ltd.	150,308	321,143
First Capital Realty, Inc.(b)	6,330	101,527
Fortune Real Estate Investment Trust(b)	99,200	76,951
Frontier Real Estate Investment Corp.(b)	37	201,021
Hammerson PLC	75,786	728,977
Immobiliare Grande Distribuzione	10,374	16,324
Inland Real Estate Corp.	6,550	70,150
Intu Properties PLC	72,119	392,148
Japan Retail Fund Investment Corp.(b)	247	488,100
Kimco Realty Corp.	46,650	1,038,429
Kite Realty Group Trust	9,900	61,182
Klepierre	10,505	478,437
Link REIT (The)	244,550	1,137,534
Mercialys SA	3,140	71,470
Ramco-Gershenson Properties Trust	5,030	84,001
Regency Centers Corp.	7,020	356,405
Retail Opportunity Investments Corp.	5,500	81,565
RioCan Real Estate Investment Trust (Toronto)	23,050	546,639
Saul Centers, Inc.	990	46,005
Shaftesbury PLC	19,183	212,987
Tanger Factory Outlet Centers	7,190	246,689
Unibail-Rodamco SE	10,396	2,736,550
Urstadt Biddle Properties, Inc. – Class A	1,750	34,318
Vastned Retail NV	1,460	73,606
Weingarten Realty Investors	8,320	253,760
Westfield Retail Trust	324,549	902,043

		14,922,042

		26,563,653

Residential – 1.0%
Multi-Family – 0.7%
Advance Residence Investment Corp.	93	199,496
Agile Property Holdings Ltd.	95,900	81,849
Apartment Investment & Management Co. – Class A	16,670	498,267
Associated Estates Realty Corp.	4,400	75,240
AvalonBay Communities, Inc.	14,580	1,880,382
Boardwalk Real Estate Investment Trust	3,050	164,000
BRE Properties, Inc.	5,870	362,590
Camden Property Trust	6,500	433,550
Canadian Apartment Properties REIT	8,350	164,919
Daiwahouse Residential Investment Corp.	25	102,895

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	271

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Annington Immobilien SE(a)	2,750	$74,664
Deutsche Wohnen AG	21,972	465,403
Deutsche Wohnen AG(a)	9,872	203,100
Equity Lifestyle Properties, Inc.	5,780	232,645
Equity Residential	40,100	2,344,646
Essex Property Trust, Inc.	2,930	490,043
GAGFAH SA(a)	9,750	148,137
Grainger PLC	31,465	129,388
Home Properties, Inc.	4,350	256,389
Killam Properties, Inc.(b)	3,900	36,489
LEG Immobilien AG(a)	3,750	243,796
Mid-America Apartment Communities, Inc.	5,712	386,360
Mirvac Group	388,291	613,031
Nippon Accommodations Fund, Inc.(b)	36	124,415
Northern Property Real Estate Investment Trust	2,450	64,962
Persimmon PLC(a)	9,168	221,803
Post Properties, Inc.	4,150	201,400
Sekisui Chemical Co., Ltd.	13,000	148,555
Shimao Property Holdings Ltd.	95,750	192,660
Stockland	245,106	846,473
Sun Communities, Inc.	2,640	121,598
UDR, Inc.	19,180	495,036
Wing Tai Holdings Ltd.	29,325	42,841
Yanlord Land Group Ltd.	50,788	44,932

		12,091,954

Self Storage – 0.2%
Big Yellow Group PLC	9,854	94,304
CubeSmart	10,630	186,131
Extra Space Storage, Inc.	8,800	432,080
Public Storage	16,470	2,783,430
Safestore Holdings PLC	14,350	57,131
Sovran Self Storage, Inc.	2,480	183,495

		3,736,571

Student Housing – 0.1%
American Campus Communities, Inc.	8,020	296,259
Education Realty Trust, Inc.	8,780	82,795

		379,054

		16,207,579

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,200	157,320
Allreal Holding AG(a)	730	102,056
Alstria Office REIT-AG(a)	5,220	72,520
Befimmo SA	1,270	91,155
Boston Properties, Inc.	17,450	1,961,903

272	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Brandywine Realty Trust	12,000	$175,800
Brookfield Office Properties, Inc.(b)	19,200	366,556
CapitaCommercial Trust	209,300	242,142
Castellum AB	13,210	231,136
Champion REIT	178,350	80,094
Cominar Real Estate Investment Trust	9,555	156,359
CommonWealth REIT	9,080	246,522
Corporate Office Properties Trust	6,300	168,021
Cousins Properties, Inc.	13,514	156,087
Derwent London PLC	7,020	325,737
Douglas Emmett, Inc.	10,140	273,070
Dundee International Real Estate Investment Trust	7,250	60,499
Empire State Realty Trust, Inc. – Class A	5,750	88,090
Fabege AB	10,140	140,841
First Potomac Realty Trust	4,500	57,060
Franklin Street Properties Corp.	6,720	84,134
Government Properties Income Trust	4,170	103,875
Great Portland Estates PLC	26,381	284,842
Highwoods Properties, Inc.	6,880	259,445
Hongkong Land Holdings Ltd.	90,200	566,438
Hudson Pacific Properties, Inc.	3,750	85,538
Hufvudstaden AB – Class A	8,730	130,992
Intervest Offices & Warehouses	500	15,128
Investa Office Fund	46,183	132,179
Japan Excellent, Inc.	80	101,602
Japan Prime Realty Investment Corp.	85	295,014
Japan Real Estate Investment Corp.	127	689,649
Kenedix Office Investment Corp. – Class A	22	109,454
Keppel REIT(b)	113,100	104,975
Kilroy Realty Corp.	6,320	363,526
Liberty Property Trust	11,180	427,747
Mack-Cali Realty Corp.	6,720	149,520
Mori Hills REIT Investment Corp.(b)	90	122,270
Mori Trust Sogo Reit, Inc.(b)	16	132,307
Nippon Building Fund, Inc.	144	825,851
Nomura Real Estate Office Fund, Inc.(b)	39	165,138
NorthWest Healthcare Properties Real Estate Investment Trust	2,300	21,311
Norwegian Property ASA	40,000	48,650
NTT Urban Development Corp.	11,799	102,116
Orix JREIT, Inc.(b)	121	153,359
Parkway Properties, Inc./MD	5,350	98,601
Piedmont Office Realty Trust, Inc. – Class A(b)	12,350	213,408
Prime Office AG(a)	3,650	15,014
PS Business Parks, Inc.	1,540	129,391
PSP Swiss Property AG(a)	3,030	280,675

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	273

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SL Green Realty Corp.	7,280	$723,122
Societe de la Tour Eiffel	450	31,678
Swiss Prime Site AG(a)	5,877	493,339
Technopolis Oyj	7,300	46,752
Tokyo Tatemono Co., Ltd.	42,910	350,479
Workspace Group PLC	7,997	79,411

		13,089,898

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,860	54,335
CDL Hospitality Trusts	48,238	62,143
Chesapeake Lodging Trust	3,800	98,990
DiamondRock Hospitality Co.	14,920	188,290
FelCor Lodging Trust, Inc.	9,540	83,093
Hersha Hospitality Trust	13,190	74,128
Hospitality Properties Trust	11,460	303,690
Host Hotels & Resorts, Inc.	85,790	1,687,490
InnVest Real Estate Investment Trust	6,500	31,053
InterContinental Hotels Group PLC	8,042	261,557
LaSalle Hotel Properties	7,950	249,153
Pebblebrook Hotel Trust	4,900	162,876
RLJ Lodging Trust	9,400	244,306
Strategic Hotels & Resorts, Inc.(a)	12,800	127,872
Sunstone Hotel Investors, Inc.	13,980	189,010

		3,817,986

Total Common Stocks (cost $894,450,784)		1,118,645,204

INVESTMENT COMPANIES – 13.2%
Funds and Investment Trusts – 13.2%
F&C UK Real Estate Investment Ltd.	16,310	23,079
iShares Core MSCI Emerging Markets ETF(b)	2,673,820	126,685,592
Medicx Fund Ltd.	26,075	36,366
Picton Property Income Ltd.	27,434	26,415
Standard Life Investment Property Income Trust PLC	11,850	14,396
UK Commercial Property Trust Ltd./fund	31,199	41,325
Vanguard REIT ETF	1,378,070	97,498,452

Total Investment Companies (cost $226,094,224)		224,325,625

274	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 19.8%
Investment Companies – 19.6%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.08%+ (c) (cost $331,343,169)		331,343,169	$331,343,169

	Principal Amount (000)
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 3/13/14 (d) (cost $3,999,908)	U.S.$	4,000	3,999,908

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 99.0% (cost $1,455,888,085)			1,678,313,906

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $11,219,012)		11,219,012	11,219,012

Total Investments – 99.7% (cost $1,467,107,097)			1,689,532,918
Other assets less liabilities – 0.3%			5,195,944

Net Assets – 100.0%			$1,694,728,862

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	244	March 2014	$9,965,244	$10,575,309	$610,065
FTSE 100 Index Futures	38	March 2014	4,100,371	4,311,450	211,079
Hang Seng Index Futures	11	March 2014	1,592,329	1,616,361	24,032
Mini MSCI EAFE Futures	40	March 2014	3,789,849	3,858,600	68,751
S&P 500 E Mini Futures	1,086	March 2014	97,821,159	100,867,680	3,046,521

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	275

Volatility Management Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
S&P Mid 400 E Mini Futures	727	March 2014	$95,088,455	$99,904,340	$4,815,885
S&P TSX 60 Index Futures	294	March 2014	40,379,186	43,140,179	2,760,993
SPI 200 Futures	20	March 2014	2,262,153	2,407,559	145,406
TOPIX Index Futures	107	March 2014	12,814,383	12,732,338	(82,045)

					$11,600,687

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	42,043	EUR	30,737	3/18/14	$382,885
Barclays Bank PLC	CAD	2,052	USD	1,838	6/18/14	(10,443)
BNP Paribas SA	USD	3,506	JPY	356,065	3/18/14	(7,378)
BNP Paribas SA	AUD	1,919	USD	1,707	6/18/14	6,868
Citibank, NA	USD	2,237	CAD	2,485	3/18/14	6,700
Citibank, NA	GBP	1,339	USD	2,227	6/18/14	(13,346)
Credit Suisse International	AUD	17,432	USD	15,715	3/18/14	173,820
Credit Suisse International	CHF	12,744	USD	14,051	3/18/14	(440,758)
Credit Suisse International	GBP	20,359	USD	33,255	3/18/14	(834,024)
Credit Suisse International	USD	18,605	CHF	16,650	3/18/14	327,822
Goldman Sachs Bank USA	CHF	1,588	USD	1,756	3/18/14	(49,576)
Royal Bank of Canada	CAD	15,232	USD	14,253	3/18/14	501,715
Royal Bank of Scotland PLC	USD	11,955	CAD	12,747	3/18/14	(447,102)
Royal Bank of Scotland PLC	USD	11,783	GBP	7,186	3/18/14	248,994
Royal Bank of Scotland PLC	USD	1,834	JPY	187,909	3/18/14	12,370
Standard Chartered Bank	EUR	1,349	USD	1,834	3/18/14	(28,210)
Standard Chartered Bank	EUR	1,728	USD	2,387	3/18/14	2,045
Standard Chartered Bank	GBP	1,443	USD	2,383	3/18/14	(33,153)
State Street Bank & Trust Co.	EUR	18,155	USD	24,652	3/18/14	(407,431)
State Street Bank & Trust Co.	USD	1,757	AUD	1,884	3/18/14	(77,718)
State Street Bank & Trust Co.	USD	1,802	GBP	1,119	3/18/14	71,856
UBS AG	JPY	3,713,028	USD	36,373	3/18/14	(113,922)
Westpac Banking Corp.	AUD	13,045	USD	11,572	3/18/14	(58,033)

						$(786,019)

276	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	6,161	0.29%	$33,348	1/15/15	Bank of America, NA	$618,495
Receive	Russell 2000 Total Return Index	1,731	1.00%	9,370	3/17/14	JPMorgan Chase Bank, NA	172,828
Receive	Russell 2000 Total Return Index	245	1.00%	1,326	4/15/14	JPMorgan Chase Bank, NA	24,462
Receive	FTSE EPRA/ NAREIT Developed Real Estate Index	279	0.71%	1,060	8/15/14	UBS AG	4,204
Receive	Russell 2000 Total Return Index	2,505	1.00%	13,559	10/15/14	UBS AG	252,644
Receive	Russell 2000 Total Return Index	3,757	1.00%	20,336	3/16/15	UBS AG	379,336

							$1,451,969

+	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $251,994.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
USD	– United States Dollar

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	277

Volatility Management Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

278	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Trustees on August 6-8, 2013.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3

The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	279

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/13 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,326.2	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,406.0	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$412.2	Conservative Wealth Strategy

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

280	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

Set forth below are the total expense ratios6 of the Strategies for the most recent semi-annual period:7

Strategy	Total Expense Ratio (2/28/13)			Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.00 1.72 1.71 1.35 1.04 0.71 0.70	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.08 1.82 1.79 1.38 1.09 0.78 0.78	% % % % % % %	August 31

Conservative Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.03 1.75 1.74 1.39 1.08 0.75 0.73	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

6	The expense ratios include expenses of the underlying Pooling Portfolios in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.03%, 0.03% and 0.03%, respectively.

7	Semi-annual total expense ratios are unaudited.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	281

such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

282	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.9

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Conservative Wealth Strategy:

Fund	Luxembourg Fund	Fee[10]
Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced—Neutral[11]	0.70%
Wealth Appreciation Strategy	Alliance Global Balanced—Aggressive[11]	0.75%
Conservative Wealth Strategy	Alliance Global Balanced—Conservative[11]	0.65%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

11	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	283

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[15]	0.550	0.617	4/14
Wealth Appreciation Strategy[16]	0.650	0.891	2/10
Conservative Wealth Strategy	0.550	0.570	5/11

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

15	The Strategy’s EG includes the Strategy, six other Mixed-Asset Target Allocation Moderate funds (“MTAM”) and seven Mixed-Asset Target Allocation Growth funds (“MTAG”).

16	The Strategy’s EG includes the Strategy, three other Global Multi-Cap Core funds (“GMLC”) and six Global Multi-Cap Growth funds (“GMLG”).

284	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[19]	1.027	1.081	4/14	1.179	17/81
Wealth Appreciation Strategy[20]	1.117	1.380	1/10	1.510	3/37
Conservative Wealth Strategy	1.050	1.066	5/11	1.066	13/27

Based on this analysis, Balanced Wealth Strategy and Conservative Wealth Strategy have equally favorable rankings on a contractual management fee basis and an expense ratio basis; Wealth Appreciation Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG, excluding outliers.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	285

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$68,951
Wealth Appreciation Strategy	$26,509
Conservative Wealth Strategy	$26,702

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$8,746,067	$151,116
Wealth Appreciation Strategy	$4,138,447	$63,584
Conservative Wealth Strategy	$3,138,535	$53,868

286	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$690,916
Wealth Appreciation Strategy	$689,386
Conservative Wealth Strategy	$184,192

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio and International Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	287

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

288	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings24 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended May 31, 2013.26

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	16.02	16.78	15.85	7/8	45/94
3 year	9.06	11.36	10.05	7/7	63/80
5 year	2.88	4.13	4.57	6/7	63/74

Wealth Appreciation Strategy
1 year	23.29	29.55	24.85	4/4	13/22
3 year	10.30	10.58	10.85	3/4	13/18
5 year	-0.06	0.29	1.50	3/4	14/16

Conservative Wealth Strategy
1 year	8.12	11.46	10.65	9/11	55/74
3 year	5.98	9.48	7.96	10/10	59/67
5 year	3.03	5.34	4.88	9/10	55/61

24	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

25	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

26	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	289

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)27 versus their benchmarks for the periods ending May 31, 2013.28

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	16.02	9.06	2.88	5.74
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	17.47	12.72	5.88	6.80
S&P 500 Index	27.28	16.87	5.43	7.06
Barclays Capital U.S. Aggregate Index	0.91	4.59	5.50	5.15
Inception Date: September 2, 2003

Wealth Appreciation Strategy	23.29	10.30	-0.06	5.16
60% S&P 500 / 40% MSCI AC World Ex US Index	26.77	13.82	2.68	7.95
S&P 500 Index	27.28	16.87	5.43	7.06
MSCI AC World Ex US Index	25.79	9.13	-1.62	8.58
Inception Date: September 2, 2003

Conservative Wealth Strategy	8.12	5.99	3.03	4.61
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	9.57	9.03	5.90	6.03
Barclays Capital U.S. Aggregate Index	0.91	4.59	5.50	5.15
S&P 500 Index	27.28	16.87	5.43	7.06
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

27	The performance returns shown in the table are for the Class A shares of the Strategies.

28	The Adviser provided Strategy and benchmark performance return information.

290	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	291

AllianceBernstein Family of Funds

NOTES

292	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	293

NOTES

294	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	295

NOTES

296	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0214

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 21, 2014